File Nos. 33-23512, 811-5629
                                              Filed under Rule 497 (c)

                             THE GCG TRUST
1001 JEFFERSON STREET                                WILMINGTON, DELAWARE 19801
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This Prospectus offers shares of twenty-two portfolios (the "Series") of The
GCG Trust (the "Trust"), an open-end, management investment company. Each Series has its own investment objective or objectives and investment policies. Shares of the Series may be sold to separate accounts of insurance companies to serve as the investment medium for variable life insurance policies and variable annuity contracts issued by the insurance companies ("Variable Contracts") and to certain qualified pension and retirement plans. In the case of Variable Contracts, the separate accounts invest in shares of one or more of the Series in accordance with allocation instructions received from owners of the insurance policies and annuity contracts. Such allocation rights are described further in Prospectuses for the separate account.

The Series are managed by Directed Services, Inc. ("DSI"), a wholly owned subsidiary of ING Groep, N.V. ("ING"). DSI and the Trust have retained several investment advisory firms ("Portfolio Managers") to provide investment advisory services to the Series. The twenty-two Series and their respective Portfolio Managers are as follows:

SERIES                            PORTFOLIO MANAGER
----------------------------      -----------------------------------------
MULTIPLE ALLOCATION SERIES        ZWEIG ADVISORS INC.
FULLY MANAGED SERIES              T. ROWE PRICE ASSOCIATES, INC.
LIMITED MATURITY BOND SERIES      ING INVESTMENT MANAGEMENT, LLC
HARD ASSETS SERIES                VAN ECK ASSOCIATES CORPORATION
REAL ESTATE SERIES                EII REALTY SECURITIES, INC.
ALL-GROWTH SERIES                 PILGRIM BAXTER & ASSOCIATES, LTD.
CAPITAL APPRECIATION SERIES       CHANCELLOR LGT ASSET MANAGEMENT, INC.
RISING DIVIDENDS SERIES           KAYNE ANDERSON INVESTMENT MANAGEMENT, LLC
EMERGING MARKETS SERIES           PUTNAM INVESTMENT MANAGEMENT, INC.
VALUE EQUITY SERIES               EAGLE ASSET MANAGEMENT, INC.
STRATEGIC EQUITY SERIES           ZWEIG ADVISORS INC.
SMALL CAP SERIES                  FRED ALGER MANAGEMENT, INC.
MANAGED GLOBAL SERIES             PUTNAM INVESTMENT MANAGEMENT, INC.
GROWTH OPPORTUNITIES SERIES       MONTGOMERY ASSET MANAGEMENT, LLC
DEVELOPING WORLD SERIES           MONTGOMERY ASSET MANAGEMENT, LLC
MID-CAP GROWTH SERIES             MASSACHUSETTS FINANCIAL SERVICES COMPANY
RESEARCH SERIES                   MASSACHUSETTS FINANCIAL SERVICES COMPANY
TOTAL RETURN SERIES               MASSACHUSETTS FINANCIAL SERVICES COMPANY
GROWTH & INCOME SERIES            ROBERTSON, STEPHENS & COMPANY INVESTMENT
                                    MANAGEMENT, L.P.
VALUE + GROWTH SERIES             ROBERTSON, STEPHENS & COMPANY INVESTMENT
                                    MANAGEMENT, L.P.
GLOBAL FIXED INCOME SERIES        BARING INTERNATIONAL INVESTMENT LIMITED
LIQUID ASSET SERIES               ING INVESTMENT MANAGEMENT, LLC

Information about the investment objective or objectives, investment policies, and restrictions of each Series, along with a detailed description of the types of securities and other assets in which each Series may invest, are set forth in this Prospectus. There can be no assurance that the investment objective or objectives for any Series will be achieved.

Investment in the Liquid Asset Series (or in any other Series) is neither insured nor guaranteed by the U.S. Government. There can be no assurance that the Liquid Asset Series will be able to maintain a stable net asset value of $1.00 per share.

This Prospectus sets forth concisely the information a prospective investor should know before investing in any of the Series. A Statement of Additional Information, dated May 1, 1998, containing additional and more detailed information about the Series has been filed with the Securities and Exchange Commission and is hereby incorporated by reference into this Prospectus. The Statement of Additional Information is available without charge and may be obtained by writing to the Trust at the address printed above or by calling the Trust at the Customer Service Center at the telephone number shown in the accompanying prospectus.

THIS PROSPECTUS SHOULD BE READ IN CONJUNCTION WITH A PROSPECTUS FOR THE SEPARATE ACCOUNT. BOTH PROSPECTUSES SHOULD BE READ CAREFULLY AND RETAINED FOR FUTURE REFERENCE.

The Series' shares are not insured by the FDIC or any other agency. They are not deposits or other obligations of any bank and are not bank guaranteed. They are subject to market fluctuation, reinvestment risk and possible loss of principal invested.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES
    AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE
     ACCURACY OR ADEQUACY OF THIS PROSPECTUS.  ANY REPRESENTATION
               TO THE CONTRARY IS A CRIMINAL OFFENSE.
                             MAY 1, 1998

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TABLE OF CONTENTS
                                         Page
PROSPECTUS SYNOPSIS.....................   1
FINANCIAL HIGHLIGHTS....................   4
INVESTMENT OBJECTIVES AND POLICIES......  19
Diversification.........................  19
Investment Restrictions.................  19
Multiple Allocation Series..............  19
Fully Managed Series....................  22
Limited Maturity Bond Series............  23
Hard Assets Series......................  24
Real Estate Series......................  27
All-Growth Series.......................  28
Capital Appreciation Series.............  28
Rising Dividends Series.................  29
Emerging Markets Series.................  30
Value Equity Series.....................  32
Strategic Equity Series.................  34
Small Cap Series .......................  35
Managed Global Series...................  36
Growth Opportunities Series.............  37
Developing World Series.................  38
Mid-Cap Growth Series...................  39
Research Series.........................  40
Total Return Series.....................  41
Growth & Income Series..................  43
Value + Growth Series...................  44
Global Fixed Income Series..............  45
Liquid Asset Series.....................  47
Management of the Trust.................  48
The Manager.............................  48
The Portfolio Managers..................  50
Zweig Advisors Inc......................  50
T. Rowe Price Associates, Inc. .........  51
Putnam Investment Management, Inc. .....  51
Van Eck Associates Corporation..........  51
Pilgrim Baxter & Associates, Ltd........  52
Chancellor LGT Asset Management, Inc. ..  52
Kayne Anderson Investment
  Management, LLC.......................  53
Eagle Asset Management, Inc. ...........  53
EII Realty Securities, Inc. ............  53
Fred Alger Management, Inc. ............  54
ING Investment Management, LLC..........  54
Montgomery Asset Management, LLC........  55
Massachusetts Financial Services
   Company..............................  56
Robertson, Stephens & Company
   Investment Management, L.P. .........  56
Baring International Investment
   Limited..............................  57
Total Expenses for the Series of the
   Trust................................  57
Distributor.............................  58
Custodian and Other Service Providers...  58

                                         Page
Description of Securities and
    Investment Techniques...............  58
Mortgage-Backed Securities..............  58
Mortgage Pass-Through Securities........  58
Other Mortgage-Backed Securities........  58
Risks of Mortgage-Backed Securities.....  59
Other Asset-Backed Securities...........  59
High Yield Bonds........................  59
Repurchase Agreements...................  60
Illiquid Securities.....................  60
Restricted Securities...................  60
Short Sales.............................  60
Foreign Securities......................  61
Indexed Securities and Structured Notes.  62
Investment in Gold and Other Precious
   Metals...............................  63
Futures Contracts.......................  63
Risks Associated with Futures and
   Futures Options......................  63
Options on Securities...................  64
Risks of Options Transactions...........  65
Foreign Currency Transactions...........  65
Options on Foreign Currencies...........  66
Borrowing...............................  66
Hard Assets Securities..................  67
Real Estate Securities..................  67
Swaps...................................  67
Zero-Coupon Bonds.......................  68
Small Companies.........................  68
Investment Restrictions.................  68
Purchase of Shares......................  69
Net Asset Value.........................  69
Redemption of Shares....................  70
Exchanges...............................  71
Portfolio Transactions..................  71
Brokerage Services......................  71
Portfolio Turnover......................  71
Dividends and Distributions.............  72
Federal Income Tax Status...............  72
Other Information.......................  73
Capitalization..........................  73
Voting Rights...........................  73
The History of the Managed Global
  Series................................  74
Performance Information.................  74
Legal Counsel...........................  74
Independent Auditors....................  74
Financial Statements....................  75
Year 2000...............................  75

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PROSPECTUS SYNOPSIS
THE TRUST
The GCG Trust (the "Trust") is an open-end management investment company, organized as a Massachusetts business trust on August 3, 1988. This Prospectus offers shares of twenty-two portfolios (the "Series") of the Trust, each with its own investment objective or objectives and investment policies. There can be no assurance that any particular Series' investment objective or objectives will be attained. The Board of Trustees may establish additional Series at any time and may discontinue offering a Series at any time.

The purpose of the Trust is to serve as an investment medium for (i) variable life insurance policies and variable annuity contracts ("Variable Contracts") offered by insurance companies, and (ii) certain qualified pension and retire-ment plans as permitted under the federal tax rules relating to the Series serving as investment mediums for Variable Contracts. See "Purchase of Shares." In the case of Variable Contracts, the various Series may be used independently or in combination. Within the limitations described in the Prospectus for the applicable Variable Contract, an owner of a Variable Contract ("Variable Contract Owner") may allocate premiums and reallocate investment value under his or her Variable Contract among various divisions of the applicable separate account, which, in turn, invest in the various Series. The assets of each Series are segregated and a Variable Contract Owner's interest is limited to the Series in which the divisions selected by the Variable Contract Owner have invested.

INVESTMENT OBJECTIVES
The investment objective or objectives of each of the Series are as follows:
The Multiple Allocation Series seeks the highest total return, consisting of capital appreciation and current income, consistent with the preservation of capital. The Series seeks to achieve this objective through investment in debt and equity securities and the use of certain sophisticated investment strategies and techniques.

The Fully Managed Series seeks, over the long term, a high total investment return, consistent with the preservation of capital and prudent investment risk. The Series seeks to achieve this objective by investing primarily in common stocks. The Series may also invest in fixed income securities and money market instruments to preserve its principal value during uncertain or declining market conditions. The Series' strategy is based on the premise that, from time to time, certain asset classes are more attractive long-term investments than others.

The Limited Maturity Bond Series seeks the highest current income consistent with low risk to principal and liquidity. The Series seeks to achieve this objective by investing primarily in a diversified portfolio of limited maturity debt securities. The Series also seeks to enhance its total return through capital appreciation when market factors indicate that capital appreciation may be available without significant risk to principal.

The Hard Assets Series, formerly the Natural Resources Series, seeks long-term capital appreciation. The Series seeks to achieve this objective by investing in equity and debt securities of companies engaged in the exploration, develop-ment, production, management and distribution of hard assets.

The Real Estate Series seeks capital appreciation through investment in publicly traded equity securities of companies in the real estate industry. Current income is a secondary objective.

The All-Growth Series seeks capital appreciation. The Series seeks to achieve this objective through investment in securities selected for their long-term growth prospects.

The Capital Appreciation Series seeks to generate long-term capital growth by investing in common stock and preferred stock that will be allocated between categories or "components" of stocks referred to as the growth component and the value component.

The Rising Dividends Series seeks capital appreciation by investing in equity securities of high quality companies that meet the following four criteria: consistent dividend increases; substantial dividend increases; reinvested profits; and an under-leveraged balance sheet. Dividend income is a secondary objective.

The Emerging Markets Series seeks long-term capital appreciation by investing primarily in equity securities of companies that are considered to be in emerging market countries.

The Value Equity Series seeks capital appreciation and, secondarily, dividend income by investing primarily in equity securities which meet quantitative standards believed by the Portfolio Manager to indicate above average financial soundness and high intrinsic value relative to price.

The Strategic Equity Series seeks to achieve capital appreciation primarily through investment in equity securities based on various equity market timing techniques. The amount of the Series' assets allocated to equities shall vary from time to time to seek positive investment performance from advancing equity markets and to reduce exposures to equities when the Portfolio Manager believes that their risk/reward characteristics are less attractive.

The Small Cap Series seeks to achieve long-term capital appreciation by invest-ing in equity securities of companies that, at the time of purchase, have total market capitalization within the range of companies included in the Russell 2000 Growth Index. Many of the securities in which the Series invests may be those of new companies in a developmental stage or more seasoned companies believed by the Portfolio Manager to be entering a new stage of growth.

The Managed Global Series seeks capital appreciation by investing primarily in common stocks of both domestic and foreign issuers.

The Growth Opportunities Series seeks capital appreciation by investing primarily in equity securities, usually common stocks, of domestic companies of all sizes and emphasizes companies having market capitalizations of $1 billion or more.

The Developing World Series seeks capital appreciation by investing primarily in equity securities of companies in countries having economies and markets generally considered by the World Bank or the United Nations to be emerging or developing.

The Mid-Cap Growth Series seeks long-term growth of capital by investing primarily in equity securities with medium market capitalization.

The Research Series seeks to provide long-term growth of capital and future income by investing a substantial portion of its assets in common stocks or securities convertible into common stocks of companies believed to possess better than average prospects for long-term growth.

The Total Return Series primarily seeks to obtain above-average income (compared to a Series entirely invested in equity securities) consistent with the prudent employment of capital. The Series' secondary objective is to take advantage of opportunities for growth of capital and income.

The Growth & Income Series seeks long-term total return by investing in equity securities and debt securities, focusing on small- and mid-cap companies that offer the potential for capital appreciation, current income, or both.

The Value + Growth Series seeks capital appreciation by investing primarily in growth companies with favorable relationships between price/earnings ratios and growth rates, in sectors offering the potential for above-average returns.

The Global Fixed-Income Series seeks high total return. Under normal conditions, at least 65% of the Series' total assets will be invested in fixed income securities of global issuers located in at least three countries, including the United States. Under normal conditions, the Portfolio Manager expects that the Series generally will be invested in at least six different countries, including the United States, although the Series may at times invest all of its assets in a single country.

The Liquid Asset Series seeks a high level of current income consistent with the preservation of capital and liquidity.

The Manager and Portfolio Managers

The Manager of the Series is Directed Services, Inc. (the "Manager"), a wholly owned subsidiary of ING Groep, N.V. ("ING"). The Trust and the Manager have retained several investment advisory firms ("Portfolio Managers") to manage the assets of the Series. The Series and their Portfolio Managers are as follows:

     SERIES                         PORTFOLIO MANAGER
     ----------------------------   ------------------------------------------
     Multiple Allocation Series     Zweig Advisors Inc.
     Fully Managed Series           T. Rowe Price Associates, Inc.
     Limited Maturity Bond Series   ING Investment Management, LLC
     Hard Assets Series             Van Eck Associates Corporation
     Real Estate Series             EII Realty Securities, Inc.
     All-Growth Series              Pilgrim Baxter & Associates, Ltd.
     Capital Appreciation Series    Chancellor LGT Asset Management, Inc.
     Rising Dividends Series        Kayne Anderson Investment Management, LLC
     Emerging Markets Series        Putnam Investment Management, Inc.
     Value Equity Series            Eagle Asset Management, Inc.
     Strategic Equity Series        Zweig Advisors Inc.
     Small Cap Series               Fred Alger Management, Inc.
     Managed Global Series          Putnam Investment Management, Inc.
     Growth Opportunities Series    Montgomery Asset Management, LLC
     Developing World Series        Montgomery Asset Management, LLC
     Mid-Cap Growth Series          Massachusetts Financial Services Company
     Research Series                Massachusetts Financial Services Company
     Total Return Series            Massachusetts Financial Services Company
     Growth & Income Series         Robertson, Stephens & Company Investment
                                      Management, L.P.
     Value + Growth Series          Robertson, Stephens & Company Investment
                                      Management, L.P.
     Global Fixed Income Series     Baring International Investment Limited
     Liquid Asset Series            ING Investment Management, LLC

As Manager of the Series, Directed Services, Inc. has overall responsibility, subject to the supervision of the Board of Trustees, for engaging Portfolio Managers and for monitoring and evaluating the management of the assets of each Series by the Portfolio Managers, for administering all operations of the Series, and for providing or procuring all services necessary for the ordinary operation of the Series. Pursuant to a Management Agreement, the Trust currently pays the Manager for its services a monthly fee at an annual rate. See the fee table under "Management of the Trust-The Manager."

Each Portfolio Manager has full investment discretion and makes all determina-tions with respect to the investment of each Series' assets and the purchase and sale of portfolio securities consistent with the investment objectives, policies, and restrictions for such Series. The Portfolio Managers are compen-sated by the Manager (and not the Trust).

The Trust is distinct in that the expense structure of the Series is simpler and more predictable than most mutual funds. The ordinary expenses for the Trust's Series, including custodial, administrative, transfer agency, portfolio accounting, auditing, and ordinary legal expenses are paid by the Manager; whereas, most mutual funds pay for these expenses directly from their own assets.

PURCHASE AND REDEMPTION OF SHARES
Shares of each Series are offered at the net asset value of each Series. Shares of each Series may be redeemed without cost at the net asset value per share of the Series next determined after receipt of the redemption request. The redemp-tion price may be more or less than the purchase price.

SPECIAL CHARACTERISTICS AND INVESTMENT RISKS
Certain of the Series may engage in investment techniques that involve certain risks that are described more fully in the section "Description of Securities and Investment Techniques." For example, the Multiple Allocation Series may engage in various types of futures transactions, may lend its portfolio securi-ties, may invest in non-U.S. dollar-denominated securities of foreign issuers, may engage in foreign currency transactions and options on foreign currencies, may engage in various put and call options transactions, may invest in gold futures contracts, and may engage in short sales of securities.

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FINANCIAL HIGHLIGHTS
The following tables present condensed financial information with respect to each Series, except the Growth Opportunities, Developing World, Mid-Cap Growth, Total Return, Research, Growth & Income, Value + Growth, Global Fixed Income Series which had not commenced operations prior to December 31, 1997. Information in the tables for the years ended December 31, 1997, 1996, 1995, 1994 and 1993 is derived from the Trust's financial statements for all Series that have been audited by Ernst & Young LLP. Information in the tables for years ended December 31, 1992, 1991, 1990 and 1989 is derived from the Trust's financial statements for all Series (except the Managed Global Series) that have been audited by another independent auditor. The information for the Managed Global Series is presented as if the reorganization described under "Other Information-History of the Managed Global Series" (the "Reorganization") had always been in effect. Data shown for periods ending prior to December 31, 1996 for the Managed Global Series is derived solely from the Managed Global Account of Separate Account D of Golden American Life Insurance Company ("Golden American") which was the predecessor entity. The information in the tables for the period of October 21, 1992 (commencement of operations) through December 31, 1995 for the Managed Global Series has been derived from financial statements of the Managed Global Account of Separate Account D of Golden American (as restated to give effect to the Reorganization) for the same periods which have been examined by Ernst & Young LLP.

The condensed financial information below does not include deductions at the separate account level or contract specific deductions that may be incurred under a Variable Contract for which the Trust serves as an underlying investment vehicle. These charges would reduce the total return to any owner of a Variable Contract. The following tables should be read in conjunction with the Trust's financial statements which are incorporated by reference in the Trust's State-ment of Additional Information from the Trust's Annual Report dated as of December 31, 1997. The Trust's Annual Report, which contains further infor-mation about the Series' performance, are available to shareholders upon request and without charge.

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FINANCIAL HIGHLIGHTS
MULTIPLE ALLOCATION SERIES

      FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR.

                        YEAR        YEAR        YEAR        YEAR        YEAR        YEAR        YEAR          YEAR        PERIOD
                       ENDED       ENDED       ENDED       ENDED       ENDED       ENDED       ENDED          ENDED       ENDED
                       12/31/97    12/31/96    12/31/95    12/31/94    12/31/93    12/31/92    12/31/91      12/31/90    12/31/89*
                      --------    --------    --------    --------    --------    --------    --------      --------    ---------
Net asset value,
  beginning of
  year..............  $  12.41    $  12.52    $  11.33    $  11.89    $  11.41    $  11.73    $  10.26      $  10.34     $ 10.00
                      --------    --------    --------    --------    --------    --------     -------       -------     -------
INCOME/(LOSS) FROM
  INVESTMENT
  OPERATIONS:
Net investment
  income............      0.57        0.56        0.58        0.42        0.24        0.42        0.49          0.57        0.58
Net realized and
  unrealized
  gain/(loss)
  on investments....      1.58        0.52        1.56       (0.56)       1.03       (0.18)       1.57         (0.08)       0.44
                      --------    --------    --------    --------    --------    --------     -------       -------     -------
Total from
  investment
  operations........      2.15        1.08        2.14       (0.14)       1.27        0.24        2.06          0.49        1.02
                      --------    --------    --------    --------    --------    --------     -------       -------     -------
LESS DISTRIBUTIONS:
Dividends from net
  investment
  income............     (0.55)      (0.58)      (0.45)      (0.42)      (0.24)      (0.42)      (0.49)        (0.57)      (0.58)
Distributions from
  capital gains.....     (0.92)      (0.61)      (0.50)         --       (0.55)      (0.14)      (0.10)           --       (0.10)
                      --------    --------    --------    --------    --------    --------     -------       -------     -------
Total
  distributions.....     (1.47)      (1.19)      (0.95)      (0.42)      (0.79)      (0.56)      (0.59)        (0.57)      (0.68)
                      --------    --------    --------    --------    --------    --------     -------       -------     -------
Net asset value, end
  of year...........  $  13.09    $  12.41    $  12.52    $  11.33    $  11.89    $  11.41    $  11.73      $  10.26     $ 10.34
                      ========    ========    ========    ========    ========    ========     =======       =======     =======
Total return........     17.44%       8.77%      18.93%      (1.18)%     11.13%       1.88%      20.02%         4.74%       8.92%++
                      ========    ========    ========    ========    ========    ========     =======       =======     =======
RATIOS TO AVERAGE
  NET
 ASSETS/SUPPLEMENTAL
  DATA:
Net assets, end of
  year
  (in 000's)........  $264,599    $272,791    $307,691    $299,392    $274,231    $116,040    $ 58,578      $ 24,347     $15,513
Ratio of operating
  expenses to
  average net
  assets............      0.99%       1.00%       1.01%       1.00%       1.01%       1.09%       1.33%         1.24%       2.35%+
Decrease reflected
  in above expense
  ratio due to
  expense
  limitations.......        --          --          --          --        0.03%       0.10%       0.13%         0.68%       0.09%+
Ratio of net
  investment income
  to average
  net assets........      3.88%       3.86%       4.42%       3.56%       2.75%       3.65%       4.43%         5.73%       6.52%+
Portfolio turnover
  rate..............        79%        158%        187%        291%        348%         93%         70%          162%        115%
Average commission
  rate paid(a)......  $ 0.0587     $ 0.0593         N/A         N/A         N/A         N/A         N/A           N/A         N/A

- ------------------

   * The Multiple Allocation Series commenced operations on January 24, 1989.
   + Annualized
  ++ Non-annualized
 (a) Average commission rate paid per share of portfolio securities purchased and sold by the Series.

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FINANCIAL HIGHLIGHTS (CONTINUED)
FULLY MANAGED SERIES**

      FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR.

                        YEAR        YEAR        YEAR        YEAR        YEAR        YEAR        YEAR        YEAR       PERIOD
                       ENDED       ENDED       ENDED       ENDED       ENDED       ENDED       ENDED       ENDED        ENDED
                      12/31/97    12/31/96    12/31/95    12/31/94    12/31/93    12/31/92    12/31/91    12/31/90    12/31/89*
                      --------    --------    --------    --------    --------    --------    --------    --------    ---------
Net asset value,
  beginning of
  year..............  $  14.82    $  13.79    $  11.70    $  12.99    $  12.43    $  11.94    $   9.51     $10.16      $ 10.00
                      --------    --------    --------     -------    --------     -------     -------     ------       ------
INCOME/(LOSS) FROM
  INVESTMENT
  OPERATIONS:
Net investment
  income............      0.39        0.56        0.45        0.35        0.19        0.28        0.29       0.33         0.28
Net realized and
  unrealized
  gain/(loss) on
  investments.......      1.86        1.69        1.98       (1.29)       0.75        0.49        2.43      (0.65)        0.16
                      --------    --------    --------     -------    --------     -------     -------     ------       ------
Total from
  investment
  operations........      2.25        2.25        2.43       (0.94)       0.94        0.77        2.72      (0.32)        0.44
                      --------    --------    --------     -------    --------     -------     -------     ------       ------
LESS DISTRIBUTIONS:
Dividends from net
  investment
  income............     (0.41)      (0.56)      (0.34)      (0.35)      (0.19)      (0.28)      (0.29)     (0.33)       (0.28)
Distributions from
  capital gains.....     (0.93)      (0.66)         --          --       (0.19)         --          --         --           --
                      --------    --------    --------     -------    --------     -------     -------     ------       ------
Total
  distributions.....     (1.34)      (1.22)      (0.34)      (0.35)      (0.38)      (0.28)      (0.29)     (0.33)       (0.28)
                      --------    --------    --------     -------    --------     -------     -------     ------       ------
Net asset value, end
  of year...........  $  15.73    $  14.82    $  13.79    $  11.70    $  12.99    $  12.43    $  11.94     $ 9.51      $ 10.16
                      ========    ========    ========     =======    ========     =======     =======     ======       ======
Total return........     15.27%      16.36%      20.80%      (7.27)%      7.59%       6.23%      28.93%     (3.18)%       3.90%++
                      ========    ========    ========     =======    ========     =======     =======     ======       ======
RATIOS TO AVERAGE
  NET
 ASSETS/SUPPLEMENTAL
  DATA:
Net assets, end of
  year (in 000's)...  $169,987    $136,660    $118,589    $ 99,854    $108,690    $ 37,696    $ 10,031     $5,426      $ 5,443
Ratio of operating
  expenses to
  average net
  assets............      0.99%       1.00%       1.01%       1.00%       1.01%       1.04%       1.50%      1.52%        2.69%+
Decrease reflected
  in above expense
  ratio due to
  expense
  limitations.......        --          --          --          --        0.04%       0.20%       0.68%      1.27%        0.19%+
Ratio of net
  investment income
  to average net
  assets............      2.67%       3.83%       3.41%       2.62%       2.12%       2.38%       2.71%      3.38%        3.07%+
Portfolio turnover
  rate..............        48%         45%        113%         66%         55%         27%         68%       100%         196%
Average commission
  rate paid(a)......  $ 0.0369    $ 0.0597         N/A         N/A         N/A         N/A         N/A        N/A          N/A

- ------------------

   * The Fully Managed Series commenced operations on January 24, 1989.
  ** Since January 1, 1995, T. Rowe Price Associates, Inc. has served as Portfolio Manager for the Fully Managed
     Series. Prior to that date, a different firm served as Portfolio Manager.
   + Annualized
  ++ Non-annualized
 (a) Average commission rate paid per share of portfolio securities purchased and sold by the Series.

- --------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (CONTINUED)
LIMITED MATURITY BOND SERIES**

      FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR.

                        YEAR         YEAR        YEAR        YEAR        YEAR        YEAR        YEAR        YEAR       PERIOD
                       ENDED        ENDED       ENDED       ENDED       ENDED       ENDED       ENDED       ENDED        ENDED
                     12/31/97#    12/31/96#    12/31/95    12/31/94    12/31/93    12/31/92    12/31/91    12/31/90    12/31/89*
                     --------     ---------    --------    --------    --------    --------    --------    --------    ---------
Net asset value,
  beginning of
  year.............  $  10.43     $  11.15     $   9.98    $  10.62    $  10.43    $  10.54    $  10.15     $10.16      $ 10.00
                      -------      -------      -------     -------     -------     -------     -------     ------       ------
INCOME/(LOSS) FROM
  INVESTMENT
  OPERATIONS:
Net investment
  income...........      0.60         0.59         0.60        0.51        0.40        0.60        0.68       0.72         0.74
Net realized and
  unrealized
  gain/(loss) on
  investments......      0.09        (0.13)        0.57       (0.64)       0.23       (0.11)       0.42         --         0.19
                      -------      -------      -------     -------     -------     -------     -------     ------       ------
Total from
  investment
  operations.......      0.69         0.46         1.17       (0.13)       0.63        0.49        1.10       0.72         0.93
                      -------      -------      -------     -------     -------     -------     -------     ------       ------
LESS DISTRIBUTIONS:
Dividends from net
  investment
  income...........     (0.81)       (1.15)          --       (0.51)      (0.40)      (0.60)      (0.68)     (0.72)       (0.74)
Distributions from
  capital gains....        --        (0.03)          --          --       (0.04)         --       (0.03)     (0.01)       (0.03)
                      -------      -------      -------     -------     -------     -------     -------     ------       ------
Total
  distributions....     (0.81)       (1.18)          --       (0.51)      (0.44)      (0.60)      (0.71)     (0.73)       (0.77)
                      -------      -------      -------     -------     -------     -------     -------     ------       ------
Net asset value,
  end of year......   $ 10.31      $ 10.43     $  11.15    $   9.98    $  10.62    $  10.43    $  10.54     $10.15      $ 10.16
                      =======      =======      =======     =======     =======     =======     =======     ======       ======
Total return.......      6.67%        4.32%       11.72%      (1.19)%      6.20%       4.84%      11.27%      7.87%        9.69%++
                      =======      =======      =======     =======     =======     =======     =======     ======       ======
RATIOS TO AVERAGE
  NET
ASSETS/SUPPLEMENTAL
  DATA:
Net assets, end of
  year (in
  000's)...........   $53,839      $81,317     $ 90,081    $ 72,213    $ 72,219    $ 40,213    $ 16,144     $8,321      $ 2,631
Ratio of operating
  expenses to
  average net
  assets...........      0.61%       0.61%        0.61%       0.60%       0.61%       0.72%       0.87%      0.81%        1.11%+
Decrease reflected
  in above expense
  ratio due to
  expense
  limitations......        --          --           --          --        0.04%       0.27%       0.89%      2.09%        3.22%+
Ratio of net
  investment income
  to average net
  assets...........      5.71%       5.33%        5.58%       4.73%       4.64%       5.71%       6.58%      7.47%        8.56%+
Portfolio turnover
  rate.............       81%         250%         302%        209%        115%         63%        465%       373%         354%

- ------------------

   * The Limited Maturity Bond Series commenced operations on January 24, 1989.
  ** Since January 2, 1998, ING Investment Management, LLC has served as Portfolio Manager for the Limited
     Maturity Bond Series.  Prior to that date, Equitable Investment Services, Inc. served as Portfolio Manager for the Limited Maturity Bond Series. Prior to August 13, 1997, different firms served as Portfolio Manager.
   + Annualized
  ++ Non-annualized
   # Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

----------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (CONTINUED)
HARD ASSETS SERIES**

      FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR.

                      YEAR        YEAR          YEAR        YEAR          YEAR        YEAR       YEAR        YEAR       PERIOD
                      ENDED       ENDED         ENDED      ENDED         ENDED       ENDED      ENDED       ENDED        ENDED
                    12/31/97     12/31/96      12/31/95    12/31/94     12/31/93    12/31/92   12/31/91    12/31/90    12/31/89*
                    --------     --------      --------    --------     --------    --------   --------    --------    --------
Net asset value,
  beginning
  of year........    $ 17.85      $ 15.04     $ 13.88     $ 13.89       $  9.31     $ 10.46    $ 10.11     $ 11.89      $ 10.00
                     -------      -------     -------     -------       -------     -------    -------     -------      -------
INCOME/(LOSS)
  FROM INVESTMENT
  OPERATIONS:
Net investment
 income/(loss)...       0.14         0.05        0.15        0.13          0.07         0.14      0.13        0.13        (0.35)
Net realized and
  unrealized
  gain/(loss) on
  investments....       0.99         4.92        1.34        0.23          4.58        (1.15)     0.35       (1.78)        2.26
                     -------      -------     -------     -------       -------      -------    ------     -------      -------
Total from
  investment
  operations.....       1.13         4.97          1.49        0.36        4.65      (1.01)       0.48       (1.65)        1.91
                     -------      -------       -------     -------     -------    -------      ------     -------      -------
LESS
  DISTRIBUTIONS:
Dividends from
  net investment
  income.........      (0.13)       (0.07)        (0.13)      (0.13)      (0.07)     (0.14)      (0.13)      (0.13)          --
Distributions
  from capital
  gains..........      (3.80)       (2.09)        (0.20)      (0.24)         --         --          --          --        (0.02)
                     -------      -------       -------     -------     -------    -------      ------     -------      -------
Total
 distributions...      (3.93)       (2.16)        (0.33)      (0.37)      (0.07)     (0.14)      (0.13)      (0.13)       (0.02)
                     -------      -------       -------     -------     -------    -------      ------     -------      -------
Net asset value,
  end of year....    $ 15.05      $ 17.85       $ 15.04     $ 13.88     $ 13.89    $  9.31      $10.46     $ 10.11      $ 11.89
                     =======      =======       =======     =======     =======    =======      ======     =======      =======
Total return.....       6.22%       33.17%        10.69%       2.53%      49.93%     (9.81)%      4.70%     (13.84)%      18.96%++
                     =======      =======       =======     =======     =======    =======      ======     =======      =======
RATIOS TO AVERAGE
  NET
  ASSETS/SUPPLEMENTAL
  DATA:
Net assets, end
  of year (in
  000's).........    $46,229      $43,903      $ 27,147    $ 32,879    $ 21,517    $ 2,916      $2,702     $ 2,552      $ 2,383
Ratio of
  operating
  expenses to
  average net
  assets.........       0.99%        1.00%         1.01%       1.00%       1.05%      1.50%       1.50%       1.53%        5.46%+
Decrease
  reflected in
  above
  expense ratio
  due to
  expense
  limitations....         --           --            --          --        0.08%      0.89%       1.94%       1.93%        1.36%+
Ratio of net
  investment
  income/(loss)
  to average
  net assets.....       0.76%        0.34%       0.89%       1.01%         1.03%      1.38%       1.21%       1.21%       (3.65)%+
Portfolio
  turnover
  rate...........        124%          96%         24%         25%            5%        19%         39%         54%          22%
Average
  commission rate
  paid(a)........    $0.0214      $0.0252         N/A         N/A           N/A        N/A         N/A         N/A          N/A

- ------------------

   * The Hard Assets Series commenced operations on January 24, 1989.
  ** Prior to January 23, 1997, the Hard Asset Series was named the Natural Resources Series.
   + Annualized
  ++ Non-annualized
 (a) Average commission rate paid per share of portfolio securities purchased and sold by the Series.


                                       8
<PAGE
----------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (CONTINUED)
REAL ESTATE SERIES**

      FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR.

                        YEAR        YEAR        YEAR        YEAR        YEAR        YEAR        YEAR        YEAR       PERIOD
                       ENDED       ENDED       ENDED       ENDED       ENDED       ENDED       ENDED       ENDED        ENDED
                      12/31/97    12/31/96    12/31/95    12/31/94    12/31/93    12/31/92    12/31/91    12/31/90    12/31/89*
                      --------    --------    --------    --------    --------    --------    --------    --------    ---------
Net asset value,
  beginning of
  year..............  $  15.98    $  12.63    $  11.29    $  11.18    $   9.81     $ 9.02      $ 7.05     $  9.53      $ 10.00
                       -------     -------     -------     -------     -------     ------       -----      ------        -----
INCOME/(LOSS) FROM
  INVESTMENT
  OPERATIONS:
Net investment
  income............      0.69        0.70        0.75        0.60        0.32       0.52        0.42        0.50         0.05
Net realized and
  unrealized
  gain/(loss) on
  investments.......      2.93        3.70        1.12        0.11#       1.37#      0.79        1.97       (2.48)       (0.06)
                       -------     -------     -------     -------     -------     ------       -----      ------        -----
Total from
  investment
  operations........      3.62        4.40        1.87        0.71        1.69       1.31        2.39       (1.98)       (0.01)
                       -------     -------     -------     -------     -------     ------       -----      ------        -----
LESS DISTRIBUTIONS:
Dividends from net
  investment
  income............     (0.63)      (0.77)      (0.53)      (0.60)      (0.32)     (0.52)      (0.42)      (0.50)       (0.05)
Distributions from
  capital gains.....     (0.70)      (0.28)         --          --          --         --          --          --        (0.30)
Paid in Capital.....        --          --          --          --          --         --          --          --        (0.11)
                       -------     -------     -------     -------     -------     ------       -----      ------        -----
Total
  distributions.....     (1.33)      (1.05)      (0.53)      (0.60)      (0.32)     (0.52)      (0.42)      (0.50)       (0.46)
                       -------     -------     -------     -------     -------     ------       -----      ------        -----
Net asset value, end
  of year...........  $  18.27    $  15.98    $  12.63    $  11.29    $  11.18     $ 9.81      $ 9.02     $  7.05      $  9.53
                       =======     =======     =======     =======     =======     ======       =====      ======        =====
Total return........     22.79%      35.30%      16.59%       6.34%      17.27%     13.87%      34.06%     (20.78)%     (1.22)%++
                       =======     =======     =======     =======     =======     ======       =====      ======        =====
RATIOS TO AVERAGE
  NET
 ASSETS/SUPPLEMENTAL
  DATA:
Net assets, end of
  year (in 000's)...  $ 75,530    $ 51,135    $ 34,975    $ 37,336    $ 29,000     $3,739      $  710     $   320      $   670
Ratio of operating
  expenses to
  average net
  assets............      0.99%       1.00%       1.01%       1.00%       1.04%      1.18%       1.53%       1.48%        5.79%+
Decrease reflected
  in above expense
  ratio due to
  expense
  limitations.......        --          --          --          --        0.10%      1.79%      11.17%      10.80%        1.32%+
Ratio of net
  investment income
  to average net
  assets............      4.49%       5.53%       5.79%       5.31%       4.69%      5.74%       5.00%       5.95%        0.55%+
Portfolio turnover
  rate..............        41%         31%         53%         64%         38%        18%         54%         47%          83%
Average commission
  rate paid(a)......  $ 0.0585    $ 0.0647         N/A         N/A         N/A        N/A         N/A         N/A          N/A

- ------------------

   * The Real Estate Series commenced operations on January 24, 1989.
  ** Since January 1, 1995, EII Realty Securities, Inc. has served as Portfolio Manager for the Real Estate
     Series. Prior to that date, a different firm served as Portfolio Manager.
   + Annualized
  ++ Non-annualized
   # The amount shown may not accord with the change in the aggregate gains and losses of portfolio securities due to timing of sales and redemptions of Series shares.
 (a) Average commission rate paid per share of portfolio securities purchased and sold by the Series.

----------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (CONTINUED)
ALL-GROWTH SERIES**

      FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR.

                        YEAR       YEAR       YEAR         YEAR         YEAR         YEAR        YEAR       YEAR       PERIOD
                       ENDED      ENDED      ENDED        ENDED        ENDED        ENDED       ENDED      ENDED        ENDED
                      12/31/97   12/31/96   12/31/95     12/31/94     12/31/93     12/31/92    12/31/91   12/31/90    12/31/89*
                      --------   --------   --------     --------     --------     --------    --------   ---------   ---------
Net asset value,
  beginning
  of year...........  $  13.39   $  13.78   $  11.86     $  13.42     $  12.64     $  13.05    $   9.65    $10.59      $ 10.00
                       -------    -------    -------      -------      -------      -------     -------   -------       ------
INCOME/(LOSS) FROM
  INVESTMENT
  OPERATIONS:
Net investment
  income............     (0.06)      0.14       0.18         0.11         0.05         0.08        0.11      0.19         0.09
Net realized and
  unrealized
  gain/(loss) on
  investments.......      0.84      (0.23)      2.47        (1.56)        0.78        (0.41)       3.40     (0.94)        0.66
                       -------    -------    -------      -------      -------      -------     -------   -------       ------
Total from
  investment
  operations........      0.78      (0.09)      2.65        (1.45)        0.83        (0.33)       3.51     (0.75)        0.75
                       -------    -------    -------      -------      -------      -------     -------   -------       ------
LESS DISTRIBUTIONS:
Dividends from net
  investment
  income............     (0.03)     (0.14)     (0.14)       (0.11)       (0.05)       (0.08)      (0.11)    (0.19)       (0.09)
Distributions from
  capital gains.....     (0.37)     (0.16)     (0.59)          --           --           --          --        --           --
Paid in Capital.....        --         --         --           --           --           --          --        --        (0.07)
                       -------    -------    -------      -------      -------      -------     -------   -------       ------
Total
  distributions.....     (0.40)     (0.30)     (0.73)       (0.11)       (0.05)       (0.08)     (0.11)     (0.19)       (0.16)
                       -------    -------    -------      -------      -------       -------   -------    -------       ------
Net asset value, end
  of year...........  $  13.77   $  13.39   $  13.78     $  11.86     $  13.42     $  12.64   $  13.05     $ 9.65      $ 10.59
                       =======    =======    =======      =======      =======      =======    =======    =======       ======
Total return........      5.87%     (0.57)%    22.42%      (10.77)%       6.56%       (2.59)%    36.48%     (7.35)%       7.20%++
                       =======    =======    =======      =======      =======      =======    =======    =======       ======
RATIOS TO AVERAGE
  NET
 ASSETS/SUPPLEMENTAL
  DATA:
Net assets, end of
  year
  (in 000's)........  $ 73,856   $ 78,750   $ 93,198     $ 71,218     $ 56,491     $ 24,202   $ 11,857     $5,005      $ 3,572
Ratio of operating
  expenses to
  average net
  assets............      0.99%      1.00%      1.01%        1.00%        1.01%        1.31%      1.48%      1.51%        3.23%+
Decrease reflected
  in above expense
  ratio due to
  expense
  limitations.......        --         --         --           --         0.01%        0.04%      0.40%      1.51%        0.38%+
Ratio of net
  investment income
  to average net
  assets............     (0.47)%     0.86%      1.42%        1.08%        0.52%        0.61%      0.94%      1.99%        0.94%+
Portfolio turnover
  rate..............       325%       118%        81%         196%          29%          20%        31%        88%          54%
Average commission
  rate paid(a)......  $ 0.0533   $ 0.0592        N/A          N/A          N/A          N/A        N/A        N/A          N/A

- ------------------

   * The All-Growth Series commenced operations on January 24, 1989.
  ** Since February 3, 1997, Pilgrim Baxter & Axxociates, Ltd. has served as Portfolio Manager for the All-Growth
     Series. Prior to that date, a different firm served as Portfolio Manager.
   + Annualized
  ++ Non-annualized
 (a) Average commission rate paid per share of portfolio securities purchased and sold by the Series.

- --------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (CONTINUED)
CAPITAL APPRECIATION SERIES

      FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR.

                                                         YEAR        YEAR         YEAR         YEAR        YEAR         PERIOD
                                                        ENDED       ENDED        ENDED        ENDED       ENDED          ENDED
                                                       12/31/97    12/31/96     12/31/95     12/31/94    12/31/93      12/31/92*
                                                       --------    --------     --------     --------    --------      --------
Net asset value, beginning of year...................  $  15.06    $  13.51     $  11.34     $  11.76    $  11.00       $ 10.00
                                                       --------    --------     --------      -------     -------       -------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income................................      0.16        0.16         0.19         0.23        0.13          0.12
Net realized and unrealized gain/(loss) on
  investments........................................      4.19        2.57         3.22        (0.42)       0.78          1.00
                                                       --------    --------     --------      -------     -------       -------
Total from investment operations.....................      4.35        2.73         3.41        (0.19)       0.91          1.12
                                                       --------    --------     --------      -------     -------       -------
LESS DISTRIBUTIONS:
Dividends from net investment income.................     (0.16)      (0.17)       (0.15)       (0.23)      (0.13)        (0.12)
Distributions from capital gains.....................     (1.60)      (1.01)       (1.09)          --       (0.02)           --
                                                       --------    --------     --------      -------     -------       -------
Total distributions..................................     (1.76)      (1.18)       (1.24)       (0.23)      (0.15)        (0.12)
                                                       --------    --------     --------      -------     -------       -------
Net asset value, end of year.........................  $  17.65    $  15.06     $  13.51     $  11.34    $  11.76       $ 11.00
                                                       ========    ========     ========      =======     =======       =======
Total return.........................................     28.95%      20.26%       30.16%       (1.59)%      8.31%        10.87%++
                                                       ========    ========     ========      =======     =======       =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's)...................  $193,986    $148,752     $122,227     $ 88,890    $ 87,219       $18,645
Ratio of operating expenses to average net assets....      0.99%       1.00%        1.01%        1.00%       1.02%         0.91%+
Decrease reflected in above expense ratio due to
  expense limitations................................        --          --           --           --        0.04%         0.27%+
Ratio of net investment income to average net
  assets.............................................      0.95%       1.12%        1.53%        1.96%       1.69%         2.06%+
Portfolio turnover rate..............................        51%         64%          98%          84%         67%            6%
Average commission rate paid(a)......................  $ 0.0599    $ 0.0590          N/A          N/A         N/A           N/A

- ------------------

   * The Capital Appreciation Series commenced operations on May 4, 1992.
   + Annualized
  ++ Non-annualized
 (a) Average commission rate paid per share of portfolio securities purchased and sold by the Series.

---------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (CONTINUED)
RISING DIVIDENDS SERIES

      FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR.

                                                                 YEAR          YEAR          YEAR           YEAR        PERIOD
                                                                ENDED         ENDED         ENDED         ENDED          ENDED
                                                              12/31/97       12/31/96#      12/31/95      12/31/94      12/31/93*
                                                              --------      ---------      --------      --------      ---------
Net asset value, beginning of year..........................  $   15.81     $   13.30      $  10.22      $  10.30       $ 10.00
                                                               --------      --------       -------       -------       -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.......................................       0.14          0.14          0.13          0.14          0.01
Net realized and unrealized gain/(loss) on investments......       4.57          2.61          3.04         (0.08)         0.30
                                                               --------      --------       -------       -------       -------
Total from investment operations............................       4.71          2.75          3.17          0.06          0.31
                                                               --------      --------       -------       -------       -------
LESS DISTRIBUTIONS:
Dividends from net investment income........................      (0.13)        (0.13)        (0.09)        (0.14)        (0.01)
Distributions from capital gains............................      (0.35)        (0.11)           --            --            --
                                                               --------      --------       -------       -------       -------
Total distributions.........................................      (0.48)        (0.24)        (0.09)        (0.14)        (0.01)
                                                               --------      --------       -------       -------       -------
Net asset value, end of year................................  $   20.04     $   15.81      $  13.30      $  10.22       $ 10.30
                                                               ========      ========       =======       =======       =======
Total return................................................      29.82%        20.65%        31.06%         0.59%         3.10%++
                                                               ========      ========       =======       =======       =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's)..........................  $ 252,191     $ 126,239      $ 81,210      $ 50,712       $14,430
Ratio of operating expenses to average net assets...........       0.99%         1.00%         1.01%         1.00%         0.24%+
Ratio of net investment income to average net assets........       0.96%         0.99%         1.24%         1.88%         0.34%+
Portfolio turnover rate.....................................         26%           15%           43%           26%            3%
Average commission rate paid(a).............................  $  0.0600     $  0.0600           N/A           N/A           N/A

- ------------------

   * The Rising Dividends Series commenced operations on October 4, 1993.
   + Annualized
  ++ Non-annualized
 (a) Average commission rate paid per share of portfolio securities purchased and sold by the Series.
   # Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

----------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (CONTINUED)
EMERGING MARKETS SERIES**

      FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR.

                                                                  YEAR          YEAR          YEAR          YEAR         PERIOD
                                                                 ENDED         ENDED         ENDED         ENDED          ENDED
                                                                12/31/97      12/31/96      12/31/95       12/31/94      12/31/93*
                                                                --------      --------      --------      ---------     --------
Net asset value, beginning of year............................  $   9.72      $   9.06      $  10.08      $  12.44       $ 10.00
                                                                 -------       -------       -------       -------       -------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income.........................................     (0.01)         0.04          0.04            --            --
Net realized and unrealized gain/(loss) on investments........     (0.90)         0.62         (1.06)        (1.89)         2.44
                                                                 -------       -------       -------       -------       -------
Total from investment operations..............................     (0.91)         0.66         (1.02)        (1.89)         2.44
                                                                 -------       -------       -------       -------       -------
LESS DISTRIBUTIONS:
Dividends from net investment income..........................     (0.01)           --            --            --            --
Distributions from capital gains..............................        --            --         (0.00)#       (0.47)           --
                                                                 -------       -------       -------       -------       -------
Total distributions...........................................     (0.01)           --         (0.00)        (0.47)           --
                                                                 -------       -------       -------       -------       -------
Net asset value, end of year..................................  $   8.80      $   9.72      $   9.06      $  10.08       $ 12.44
                                                                 =======       =======       =======       =======       =======
Total return..................................................     (9.37)%        7.28%       (10.11)%      (15.18)%       24.40%++
                                                                 =======       =======       =======       =======       =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's)............................  $ 39,436      $ 51,510      $ 47,974      $ 65,224       $31,181
Ratio of operating expenses to average net assets.............      1.80%         1.55%         1.53%         1.73%         0.38%++
Ratio of net investment income to average net assets..........     (0.09)%        0.38%         0.40%         0.03%         0.00%++
Portfolio turnover rate.......................................       170%          136%          141%          106%            0%
Average commission rate paid(a)...............................  $ 0.0008      $ 0.0007           N/A           N/A           N/A

- ------------------

   * The Emerging Markets Series commenced operations on October 4, 1993.
  ** Since March 3, 1997, Putnam Investment Management, Inc. has served as Portfolio Manager for the
     Emerging Markets Series.  Prior to that date, a different firm served as Portfolio Manager.
  ++ Non-annualized
   # Amount represents less than $0.01 per share.
 (a) Average commission rate paid per share of portfolio securities purchased and sold by the Series.

- --------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (CONTINUED)
VALUE EQUITY SERIES

      FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR.

                                                                             YEAR          YEAR          YEAR
                                                                            ENDED         ENDED          ENDED
                                                                           12/31/97      12/31/96      12/31/95*
                                                                           --------      --------      ---------
Net asset value, beginning of year.......................................  $ 13.92       $  13.18       $ 10.00
                                                                           -------        -------       -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income....................................................     0.16           0.22          0.08
Net realized and unrealized gain on investments..........................     3.63           1.18          3.44
                                                                           -------        -------       -------
Total from investment operations.........................................     3.79           1.40          3.52
                                                                           -------        -------       -------
LESS DISTRIBUTIONS:
Dividends from net investment income.....................................    (0.18)         (0.19)        (0.06)
Distributions from capital gains.........................................    (1.40)         (0.47)        (0.28)
                                                                           -------        -------       -------
Total distributions......................................................    (1.58)         (0.66)        (0.34)
                                                                           -------        -------       -------
Net asset value, end of year.............................................  $ 16.13       $  13.92       $ 13.18
                                                                           =======        =======       =======
Total return.............................................................    27.28%         10.62%        35.21%
                                                                           =======        =======       =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's).......................................  $80,048       $ 44,620       $28,830
Ratio of operating expenses to average net assets........................     0.99           1.00%         1.01%
Ratio of net investment income to average net assets.....................     1.31%          1.80%         1.53%
Portfolio turnover rate..................................................      128%           131%           86%
Average commission rate paid(a)..........................................  $0.0589       $ 0.0575           N/A

-------------------

   * The Value Equity Series commenced operations on January 3, 1995.
 (a) Average commission rate paid per share of portfolio securities purchased and sold by the Series.

---------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (CONTINUED)
STRATEGIC EQUITY SERIES

      FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR.

                                                                              YEAR           YEAR          PERIOD
                                                                             ENDED          ENDED           ENDED
                                                                           12/31/97       12/31/96##      12/31/95*
                                                                           --------      ----------      ---------
Net asset value, beginning of year.......................................  $  11.68      $  10.01        $ 10.00
                                                                            -------       -------         ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income....................................................      0.20          0.23           0.06
Net realized and unrealized gain/(loss) on investments...................      2.49          1.71          (0.03)#
                                                                            -------       -------         ------
Total from investment operations.........................................      2.69          1.94           0.03
                                                                            -------       -------         ------
LESS DISTRIBUTIONS:
Dividends from net investment income.....................................     (0.19)        (0.14)         (0.02)
Distributions from capital gains.........................................     (0.55)        (0.13)            --
                                                                            -------       -------         ------
Total distributions......................................................     (0.74)        (0.27)         (0.02)
                                                                            -------       -------         ------
Net asset value, end of year.............................................  $  13.63      $  11.68        $ 10.01
                                                                            =======       =======         ======
Total return.............................................................     23.16%        19.39%          0.33%++
                                                                            =======       =======         ======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's).......................................  $ 51,789      $ 30,423        $ 8,067
Ratio of operating expenses to average net assets........................      0.99%         1.00%          1.00%+
Ratio of net investment income to average net assets.....................      1.88%         2.05%          4.04%+
Portfolio turnover rate..................................................       105%          133%            29%
Average commission rate paid(a)..........................................   $0.0288      $ 0.0269            N/A

- ------------------

   * The Strategic Equity Series commenced operations on October 2, 1995.
   + Annualized
  ++ Non-annualized
   # The amount shown may not accord with the change in the aggregate gains and losses of portfolio securities due to timing of sales and redemptions of Series shares.
  ## Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period since the use of the undistributed income method did not accord with the results of operations.
 (a) Average commission rate paid per share of portfolio securities purchased and sold by the Series.

---------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (CONTINUED)
SMALL CAP SERIES

      FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR.

                                                                                         YEAR          YEAR
                                                                                        ENDED         ENDED
                                                                                      12/31/97      12/31/96*
                                                                                      --------      ---------
Net asset value, beginning of year..................................................  $ 12.01       $ 10.00
                                                                                      -------       -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss.................................................................    (0.03)        (0.01)
Net realized and unrealized gain on investments.....................................     1.27          2.02
                                                                                      -------       -------
Total from investment operations....................................................     1.24          2.01
                                                                                      -------       -------
LESS DISTRIBUTIONS:
Dividends from net investment income................................................       --            --
Distributions from capital gains....................................................       --            --
                                                                                      -------       -------
Total distributions.................................................................       --            --
                                                                                                    -------
Net asset value, end of year........................................................  $ 13.25       $ 12.01
                                                                                      =======       =======
Total return........................................................................    10.32%        20.10%++
                                                                                      =======       =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's)..................................................  $66,396       $34,365
Ratio of operating expenses to average net assets...................................     0.99%         0.99%++
Ratio of net investment loss to average net assets..................................    (0.34)%       (0.08)%++
Portfolio turnover rate.............................................................      130%          117%
Average commission rate paid(a).....................................................  $0.0706       $0.0621

- ------------------

   * The Small Cap Series commenced operations on January 3, 1996.
  ++ Non-annualized
 (a) Average commission rate paid per share of portfolio securities purchased and sold by the Series.

---------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (CONTINUED)
MANAGED GLOBAL SERIES**

      FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR.

                                                      YEAR        YEAR           YEAR         YEAR         YEAR          PERIOD
                                                     ENDED       ENDED          ENDED        ENDED        ENDED          ENDED
                                                   12/31/97    12/31/96***#   12/31/95#    12/31/94#     12/31/93#     12/31/92*#
                                                   --------    ------------   ---------    ---------    ---------      ----------
Net asset value, beginning of year...............  $   11.13    $   9.96       $  9.26      $ 10.67      $ 10.01        $  10.00
                                                    --------      ------        ------       ------       ------         -------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income............................       0.02        0.04          0.05         0.07         0.06            0.02
Net realized and unrealized gain/(loss) on
  investments....................................       1.33        1.18          0.65        (1.48)        0.60           (0.01)
                                                    --------      ------        ------       ------       ------         -------
Total from investment operations.................       1.35        1.22          0.70        (1.41)        0.66            0.01
                                                    --------      ------        ------       ------       ------         -------
LESS DISTRIBUTIONS:
Dividends from net investment income.............      (0.17)         --            --           --           --              --
Dividends in excess of net investment income           (0.07)         --            --           --           --              --
Distributions from capital gains.................      (0.78)      (0.05)           --           --           --              --
                                                    --------      ------        ------       ------       ------         -------
Total distributions..............................      (1.02)      (0.05)           --           --           --              --
                                                    --------      ------        ------       ------       ------         -------
Net asset value, end of year.....................  $   11.46    $  11.13       $  9.96      $  9.26      $ 10.67        $  10.01
                                                    ========      ======        ======       ======       ======         =======
Total return.....................................      12.17%      12.27%         7.56%      (13.21)%       6.59%           0.10%++
                                                    ========      ======        ======       ======       ======         =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's)...............  $ 105,305    $ 86,376       $72,375      $86,209      $88,477        $ 38,699
Ratio of operating expenses to average net
  assets.........................................       1.36%       1.26%         1.26%        1.31%        1.69%           0.34%++
Decrease reflected in above expense ratio due to
  expense limitations............................         --          --          0.09%        0.09%        0.03%             --
Ratio of net investment income to average net
  assets.........................................       0.06%       0.39%         0.51%        0.69%        0.56%           0.28%++
Portfolio turnover rate..........................        199%        141%           44%         N/A          N/A             N/A
Average commission rate paid(a)..................  $  0.0242    $ 0.0222           N/A          N/A          N/A             N/A

- ------------------

   * The Managed Global Account of Separate Account D of Golden American Life Insurance Company (the "Account")
     commenced operations on October 21, 1992.
  ** Since March 3, 1997, Putnam Investment Management, Inc. has served as Portfolio Manager of the Series.
     Prior to that date, a different firm served as Portfolio Manager.
 *** On September 3, 1996, the Account was reorganized into the Trust. Net investment income and net realized gains earned prior to September 3, 1996 are not subject to Internal Revenue Code distribution requirements for regulated investment companies. Financial highlights from prior periods have been restated to account for the entity as if it had been a regulated investment company since the commencement of operations.
  ++ Non-annualized
   # Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.
 (a) Average commission rate paid per share of portfolio securities purchased and sold by the Series.

---------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (CONTINUED)
LIQUID ASSET SERIES**

      FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR.

                             YEAR       YEAR       YEAR       YEAR        YEAR         YEAR       YEAR        YEAR        PERIOD
                            ENDED      ENDED      ENDED      ENDED       ENDED        ENDED      ENDED       ENDED         ENDED
                          12/31/97    12/31/96    12/31/95   12/31/94    12/31/93    12/31/92   12/31/91    12/31/90   12/31/89*
                          --------    --------    --------   --------    --------    --------   --------    --------   ---------
Net asset value,
  beginning of year.....  $   1.00    $   1.00    $   1.00   $   1.00    $   1.00    $  1.00   $    1.00     $  1.00    $  1.00
                           -------     -------     -------    -------     -------     ------     -------      ------     ------
INCOME FROM INVESTMENT
  OPERATIONS:
Net investment income...     0.050       0.049       0.054      0.040       0.030       0.030      0.050       0.070       0.080
                           -------     -------     -------    -------     -------     -------    -------     -------     -------
Total from investment
  operations............     0.050       0.049       0.054      0.040       0.030       0.030      0.050       0.070       0.080
                           -------     -------     -------    -------     -------     -------    -------     -------     -------
LESS DISTRIBUTIONS:
Dividends from net
  investment income.....    (0.050)     (0.049)     (0.054)    (0.040)     (0.030)     (0.030)    (0.050)     (0.070)     (0.080)
                           -------     -------     -------    -------     -------     -------    -------     -------     -------
Total distributions.....    (0.050)     (0.049)     (0.054)    (0.040)     (0.030)     (0.030)    (0.050)     (0.070)     (0.080)
                           -------     -------     -------    -------     -------     -------     -------     -------    -------
Net asset value, end of
  year..................  $   1.00    $   1.00    $   1.00   $   1.00    $   1.00    $   1.00    $  1.00     $  1.00     $  1.00
                           =======     =======     =======    =======     =======     =======    =======     =======     =======
Total return............      5.07%       5.01%       5.51%      3.89%       2.64%       3.13%       5.66%       7.75%      7.67%++
                           =======     =======     =======    =======     =======     =======    =======     =======     =======
RATIOS TO AVERAGE NET
  ASSETS/SUPPLEMENTAL
  DATA:
Net assets, end of year
   (in 000's)...........  $ 59,453    $ 39,096    $ 38,589   $ 46,122    $ 16,808    $ 13,206    $ 9,790     $ 8,709     $ 2,352
Ratio of operating
  expenses to average net
  assets................      0.61%       0.61%       0.61%      0.61%       0.61%       0.74%      0.76%       0.66%       0.90%+
Decrease reflected in
  above expense ratio due
  to expense
  limitations...........        --          --          --         --        0.08%       0.50%      1.01%       1.84%       3.26%+
Ratio of net investment
  income to average net
  assets................      4.99%       4.89%       5.39%      3.89%       2.60%       3.04%      5.48%       7.56%       8.99%+

- ------------------

   * The Liquid Assets Series commenced operations on January 24, 1989.
  ** Since January 2, 1998 ING Investment Management, LLC has served as Portfolio Manager for the Liquid Asset
     Series.  Prior to that date, Equitable Investment Services, Inc. served as Portfolio Manager for the Liquid
     Asset Series. Prior to that August 13, 1996, different firms served as Portfolio Manager.
   + Annualized
  ++ Non-annualized

-------------------------------------------------------------------------------
INVESTMENT OBJECTIVES AND POLICIES
Each of the Series has a different investment objective or objectives that are described below. Each Series' portfolio is managed by its own Portfolio Manager. There can be no assurance that any Series will achieve its investment objective or objectives. Because each Series seeks a different investment objective or objectives and has different policies, each is subject to varying degrees of financial, market, and credit risks. Each Series is subject to the risk of changing economic conditions. As with any security, a risk of loss is inherent in investment in a Series' shares. Therefore, investors should carefully con-sider the investment objective or objectives, investment policies, and potential risks of any Series before investing.

The different types of securities and investment techniques used by the individual Series all have attendant risks of varying degrees. For example, with respect to equity securities, there can be no assurance of capital appreciation and there is a substantial risk of decline. With respect to debt securities, there exists the risk that the issuer of a security may not be able to meet its obligations on interest or principal payments at the time called for by the instrument. In addition, the value of debt instruments generally rises and falls inversely with interest rates.

Certain types of investments and investment techniques common to one or more Series are described in greater detail, including the risks of each, in this Prospectus under "Description of Securities and Investment Techniques" and in the Statement of Additional Information.

DIVERSIFICATION
Each Series, unless specifically noted otherwise in the Series' investment objective and policies section, is diversified, as defined in the Investment Company Act of 1940. A diversified Series may not invest more than 5% of the value of its total assets in any one issuer and it may not purchase more than 10% of the outstanding voting securities of any one issuer with respect to 75% of its total assets, exclusive of amounts held in cash, cash items, and U.S. Government securities. A Series classified as "non-diversified" is not limited by the Investment Company Act of 1940 in the amount of assets that it may invest in the securities of a single issuer. However, that Series will meet the diver-sification requirements under the Internal Revenue Code applicable to mutual funds and variable contracts. Because a Series is "non-diversified" and may invest in a smaller number of individual issuers than a series which is "diver-sified," an investment in any non-diversified Series may, under certain circum-stances, present greater risk to an investor than an investment in a series which is diversified. This risk may include greater exposure to the risk of poor earnings or default of one issuer than would be the case for a more diver-sified series. Each Series' policy on diversification is a fundamental policy and may not be changed without approval of a majority of the outstanding voting shares of that Series.

INVESTMENT RESTRICTIONS
Each Series is subject to investment restrictions that are described in the Statement of Additional Information. The investment restrictions so designated and, unless otherwise noted, the investment objective or objectives of each Series are "fundamental policies" of each Series, which means that they may not be changed without a majority vote of shareholders of the affected Series. Except for these fundamental policies, all investment policies and practices described in this Prospectus and in the Statement of Additional Information are not fundamental, meaning that the Board of Trustees may change them without shareholder approval.

MULTIPLE ALLOCATION SERIES
The investment objective of the Multiple Allocation Series is to seek the highest total return, consisting of capital appreciation and current income, consistent with the preservation of capital. The Series seeks to achieve this objective through investment in debt and equity securities and the use of cer-tain sophisticated investment strategies and techniques. The Portfolio Manager for the Series is Zweig Advisors Inc.

In seeking to maximize total return, the Series will follow an asset allocation strategy contemplating shifts (which may be frequent) among a wide range of investments, market sectors and cash and cash equivalents. The Series' invest-ments will be designed to maximize total return during all economic and financial environments, consistent with the preservation of capital. The Portfolio Manager seeks to reduce the risks associated with investing in debt and equity securit-ies by using market timing techniques developed by Dr. Martin E. Zweig, the President of the Portfolio Manager, and his staff. The extent of the Series' investment in debt and equity securities will be determined primarily on the basis of such market timing techniques, but such techniques cannot eliminate the risk of investment in debt and equity securities.

The Series will invest up to 60% of its total assets in U.S. Government secur-ities, including mortgage- and asset-backed securities, and investment grade debt securities of domestic and foreign issuers (generally those rated Baa or better by Moody's Investor Services, Inc. ("Moody's") or BBB or better by Standard & Poor's Ratings Group ("Standard & Poor's"), and up to 50% of its total assets in equity securities, including common and preferred stocks, con-vertible debt securities, and warrants. If the Portfolio Manager deems stock market conditions to be favorable or debt market conditions to be uncertain or unfavorable, a substantially higher percentage but generally not more than 60% of the Series' total assets may be invested in such equity securities. If, how-ever, the Portfolio Manager believes that the stock market investment environ-ment is uncertain or unfavorable and justifies a defensive position, then the Series may decrease its investments in equity securities and increase its investments in debt securities and/or money market instruments. During periods when the Portfolio Manager believes an overall defensive position is advis-able, greater than 50% (and under certain circumstances perhaps all) of the Series' total assets may be invested in money market instruments and cash. The Portfolio Manager expects that the Series will be fully invested in debt and equity securities only when the Portfolio Manager believes that there is very low risk in the respective debt and stock markets.

Furthermore, if the Portfolio Manager believes that inflationary or monetary conditions warrant a significant investment in companies involved in gold operations, the Series may invest up to 10% of its total assets in the equity securities of companies exploring, mining, developing, producing, or distribut-ing gold or other precious metals. The Series may invest in issuers located in any part of the world. The Portfolio Manager believes that the securities of companies involved in gold operations may offer protection against inflation and monetary instability. The Series may also invest in the securities of other companies primarily engaged in the exploration, mining, processing, fabrication, or distribution of other natural resources/hard assets, including minerals and metals such as silver, platinum, uranium, strategic metals, diamonds, coal, oil, and phosphates, but the Series expects that such investments would be secondary to investments in companies involved in gold operations as protection against inflation and monetary instability. Investment in gold and other natural resources presents risks because the prices of gold and such other resources may fluctuate substantially over short periods of time. See "Description of Securities and Investment Techniques-Investment in Gold and Other Precious Metals" and "Hard Asset Securities" for more information on these securities.

The Portfolio Manager will determine the extent of the Series' investment in debt and equity securities, primarily on the basis of various debt and equity market timing techniques developed by Dr. Martin Zweig (Ph.D. in Finance) and his staff. The debt market timing techniques incorporate various indicators, including the momentum of bond prices, short-term interest rate trends, infla-tion indicators and general economic and liquidity indicators, as well as other market indicators and statistics which the Portfolio Manager believes tend to point to significant trends in the overall performance and the risk of the debt markets. The equity market timing techniques incorporate general market indica-tors, including interest rate and monetary analysis, market sentiment indica-tors, price and trading volume statistics, and measures of valuation, as well as other market indicators and statistics which the Portfolio Manager believes tend to point to significant trends in the overall performance and the risk of the stock market. There is no assurance that these debt or equity market timing techniques will eliminate the risks of debt and equity investments, correctly predict market trends, or enable the Series to achieve its investment objective.

The Series may use various investment strategies and techniques when the Port-folio Manager determines that such use is appropriate in an effort to meet the Series' investment objective including: writing "covered" listed put and call equity options, including options on stock indexes, and purchasing such options such that premiums paid at time of purchase on listed put and call options shall not exceed 2% of net assets; purchasing and selling stock index, interest rate, gold, and other futures contracts; purchasing options on stock index futures contracts and futures contracts based upon other financial instruments; investing in securities of "special situation" companies, "gold operations" companies; foreign equity securities; purchasing foreign government securities not in excess of 10% of the value of its total assets; entering into foreign currency transactions and options and forward contracts on foreign currencies; entering into repurchase agreements or reverse repurchase agreements; investing up to 10% of net assets in illiquid securities; and lending portfolio securities to brokers, dealers, banks, or other recognized institu- tional borrowers of securities. The debt and equity components of the Series' portfolio may include such investments.

The maturities of the debt securities in the Series' portfolio will vary based in large part on the Portfolio Manager's expectations of future changes in interest rates using the Portfolio Manager's own internal research and debt market timing techniques. The primary consideration in choosing among bonds is managing risk related to changes in interest rate levels. A bond's duration measures its sensitivity to changes in interest rates (interest rate risk). The longer the duration, the greater the bond's price movement will be as interest rates change. The Portfolio Manager manages the duration of the Series' port-folio, or interest rate risk, by altering the Series' mix of short-, medium-, and long-term bonds, or by buying or selling interest rate futures contracts, and also by actively using money market and cash instruments. Over time, the duration will vary depending on the Portfolio Manager's interest rate outlook. However, on average, the duration of the portfolio should be consistent with an intermediate duration when all bonds and cash held in the portfolio are looked at in aggregate. The Portfolio Manager expects that the equity portion of the Series' portfolio will be widely diversified by both industry and the number of issuers. The Portfolio Manager expects that the majority of the stocks in the Series' portfolio will be selected on the basis of a proprietary computer-driven stock selection model that evaluates and ranks higher dividend yield stocks. The Portfolio Manager will consider, from a list of approximately 1,500 of the most liquid stocks, approximately 750 stocks with the highest dividend yields. The Portfolio Manager will then use, for the selection of stocks, a proprietary computer-driven stock selection model that evaluates and ranks such higher divi-dend yield stocks on the basis of various factors, which may include earnings momentum, earnings growth, price-to-book value, price-to-earnings, price-to-cash flow, cash flow trend, payout ratio trend and other market measurements. Such stock selection model may evolve or be replaced by other stock selection tech-niques intended to achieve the Series' objective.

From time to time the Series may invest in companies that are determined by the Portfolio Manager to represent a "special situation." A special situation reflects securities which are expected to be accorded favorable or unfavorable market recognition within a reasonably estimable period of time, at an appreciated or depreciated value, respectively, solely by reason of a develop-ment particularly or uniquely applicable to the issuing company. Developments that may create special situations include, among others: a buyout; expected market recognition of asset value; asset reorganization; recapitalization, tender offer or merger; material litigation; technological breakthrough; and new management or management policies. However, since the situations may not develop as anticipated, e.g., a tender offer may be successfully defended against or a merger may fall through, the Series could incur losses.

The Series may make short sales of securities. The Series may make short sales to offset a potential decline in a long position or a group of long positions, or if the Series' Portfolio Manager believes that a decline in the price of a particular security or group of securities is likely as a result of an unfavor-able "special situation" or other reasons. The Portfolio Manager expects that, even during normal or favorable market conditions, the Series may make short sales in an attempt to maintain portfolio flexibility and facilitate the rapid implementation of investment strategies if the Portfolio Manager believes that the price of a particular security or group of securities is likely to decline. The Series may not exceed a total of 25% of net assets in short sales, but this amount is decreased by the amount the Series has borrowed. Short sales of un-listed securities may not exceed 10% of net assets. The Series will not make short sales of more than 2% of net assets in any one issuer or more than 2% of the outstanding class of shares of any one issuer. For additional information, see "Description of Securities and Investment Techniques-Short Sales."

The Series may from time to time increase its ownership of securities above the amounts otherwise possible by borrowing from banks on an unsecured basis and in-vesting the borrowed funds. The Series may borrow, from banks only, up to 10% of its total net assets, but may borrow up to 25% for temporary purposes (such as redemptions). In connection with permissible borrowings the Series may transfer as collateral securities owned by the Series.

FULLY MANAGED SERIES
The Fully Managed Series' investment objective is to earn, over the long-term, a high total investment return, consistent with the preservation of capital and prudent investment risk. It seeks to achieve this objective by investing primarily in common stocks. The Series may also invest in fixed income secur-ities and money market instruments to preserve its principal value during un-certain or declining market conditions. The Series' strategy is based on the premise that, from time to time, certain asset classes are more attractive long-term investments than others. Total investment return consists of current income, including dividends, interest and discount accruals, and capital appreciation. Current income will be an important component of the Series' effort to maximize total return. The Portfolio Manager for the Series is T.
Rowe Price Associates, Inc.

The Portfolio Manager expects that equity securities generally will constitute 25% to 85% of the Series' overall portfolio, and that the equity portfolio will be widely diversified by number of issuers. The Portfolio Manager expects that investment opportunities generally will be sought among securities of large-capitalization, established companies, although securities of smaller, less well known companies may also be selected. The Series may invest up to 25% of its total assets in preferred stock.

In selecting investments for the Series, the Portfolio Manager uses a "valuation" discipline to identify stocks whose prospects for price apprecia-tion, over time, are believed to exceed the risk of loss of market value. Through this process, a security's current market value is analyzed relative to each of the following: the company's assets, such as natural resources and real estate; the company's replacement cost of plant and equipment; the company's consumer or commercial franchises, such as well recognized trademarks or estab-lished brand names; and the company's earnings or growth potential. The Port-folio Manager also seeks to identify securities that have been over-discounted due to adverse operating results, deteriorating economic or industry conditions, or unfavorable publicity. By investing after the adverse conditions are reflect-ed in the price of the company's securities, the risks associated with such out-of-favor investments may be limited. The utilization of this contrarian approach may result in investment selections which are counter to those of most investors.

It is anticipated that debt securities, including convertible bonds, may often constitute between 25% and 50% of the Series' overall portfolio. Debt securities purchased by the Series may be of any maturity. It is anticipated that the weighted average maturity of the debt portfolio generally will be between four and ten years, but may be shorter or longer. The Portfolio Manager may invest up to 5% of the Series' assets, measured at the time of investment, in debt securities that are rated below investment grade or, if not rated, of equivalent quality. See "High Yield Bonds" in this Prospectus.

The balance of the Series' portfolio will generally be invested in the following money market instruments which have remaining maturities not exceeding one year:
(i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; (ii) negotiable certificates of deposit, bankers' accept-ances and fixed time deposits and other obligations of domestic banks (includ-ing foreign branches) that have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the Federal Deposit Insurance Corporation; (iii) commercial paper rated at the date of pur-chase in the two highest rating categories; and (iv) repurchase agreements. The Series also may invest in short-term U.S. dollar-denominated obligations of foreign banks (including U.S. branches) at the time of purchase, if such banks have more than $1 billion in total assets.

To maximize potential return, the Portfolio Manager may utilize the following investment methods: writing "covered" listed put and call equity options, in-cluding options on stock indexes, and purchasing such options; purchasing and selling, for hedging purposes, stock index, interest rate, and other futures contracts, and purchasing options on such futures; purchasing warrants and pre-ferred and convertible preferred stocks; entering into repurchase agreements and reverse repurchase agreements; lending portfolio securities to brokers, dealers, banks, or other recognized institutional borrowers of securities; purchasing restricted securities; purchasing securities of foreign issuers, with up to 20% of total net assets invested in foreign equities; entering into forward currency contracts and currency exchange trans-actions for hedging purposes; and borrowing from banks to purchase securities. The Series will not engage in short sales of securities other than short sales "against the box." The Series may invest up to 10% of its net assets in illiquid securities. See "Description of Securities and Investment Techniques" for further discussion of these investment methods.

LIMITED MATURITY BOND SERIES
The Limited Maturity Bond Series' primary investment objective is to seek the highest current income consistent with low risk to principal and liquidity. As a secondary objective, the Series also seeks to enhance its total return through capital appreciation when market factors, such as falling interest rates and rising bond prices, indicate that capital appreciation may be available without significant risk to principal. The Portfolio Manager for the Series is ING Investment Management, LLC.

The Series pursues its objectives primarily by investing in a diversified port-folio of limited maturity debt securities. These are short-to-intermediate-term debt securities with actual remaining maturities of seven years or less, and other debt securities with special features (e.g., puts, variable or floating coupon rates, maturity extension arrangements, mortgage pass-throughs, etc.) producing price characteristics similar to those of short-to-intermediate-term debt securities. Generally, the Series' portfolio securities are selected from as many as ten sectors of the fixed income market, each representing a different type of fixed income investment. The ten sectors are as follows:

     (i) U.S. Treasury obligations;
    (ii) U.S. Government agency and instrumentality securities;
   (iii) repurchase agreements with respect to U.S. Treasury obligations and U.S. Government agency and instrumentality securities;
    (iv) asset-backed securities, including mortgage-backed securities issued or guaranteed by U.S. Government agencies or collateralized by U.S. Treasury obligations or U.S. Government agency securities, mortgages pooled by high quality financial institutions, and other asset-backed securities representing pools of receivables unrelated to mortgage loans;
     (v) banking industry obligations, including certificates of deposit, time deposits, and bankers' acceptances issued by commercial banks;
    (vi) savings industry obligations, including certificates of deposit and time deposits issued by savings and loan associations;
   (vii) corporate debt securities;
  (viii) corporate commercial paper, consisting primarily of unsecured notes with maturities of nine months or less issued to finance short-term credit needs;
    (ix) variable or floating rate securities, the coupon rates of which vary with a designated money market index; and
     (x) foreign securities denominated in U.S. dollars.

For additional information as to the characteristics and risks of investments in several of these sectors, see the "Description of Securities and Investment Techniques" in this Prospectus.

The Portfolio Manager conducts a continuing review of sector yields and other information. These data are analyzed in light of market conditions and trends in order to determine which investment sectors offer the best values on a total return basis. Where the yield of a sector exceeds that of comparable U.S. Treasury obligations, the excess yield or "premium" is analyzed to determine whether and to what extent it reflects additional risk in that sector. During periods that yield differentials available in the non-governmental sectors do not appear to justify the additional risks involved, the Series will invest more heavily in U.S. Treasury obligations and U.S. Government agency and instrument-ality securities.
                                     23

Ordinarily, the Series' portfolio will include securities from five or more of the investment sectors. The Series will not invest more than 25% of its total assets in a single industry. And the Series will not invest more than 10% of its total assets in foreign government securities.

After the sectors for investment have been chosen, individual securities are selected from within these sectors on the basis of yield, creditworthiness, and liquidity. The Series will invest in corporate debt securities and variable or floating rate securities only if such securities are rated Baa or better by Moody's or BBB or better by Standard & Poor's, or, if not rated by Moody's or Standard & Poor's, if the Portfolio Manager determines that they are of equivalent quality. The Series will invest in corporate commercial paper only if rated Prime-1 or Prime-2 by Moody's or A-1 or A-2 by Standard & Poor's, or, if not rated by Moody's or Standard & Poor's, if the Portfolio Manager deter-mines that the commercial paper is of equivalent quality. For additional infor-mation, see "Appendix 1: Description of Bond Ratings" in the Statement of Additional Information.

The Series seeks to reduce risk, increase income, and preserve or enhance total return by actively managing the maturity of its portfolio in light of market conditions and trends. When, in the opinion of the Portfolio Manager, market indicators point to higher interest rates and lower bond prices, average maturity generally will be shortened. When falling interest rates and rising bond prices are indicated, a longer average portfolio maturity generally can be expected.

During periods of rising or falling interest rates, the Series may also seek to hedge all or a part of its portfolio against related changes in securities prices by buying or selling interest rate futures contracts and options thereon. Such a strategy involves using the contracts as a maturity management device that reduces risk and preserves total return while the Series is restructuring its portfolio in response to the changing interest rate environment. For infor-mation on such contracts, see "Description of Securities and Investment Tech-niques."

The dollar-weighted average maturity of the Series' portfolio will not exceed five years, and, in periods of rapidly rising interest rates, may be shortened to one year or less. For these purposes, (i) the maturity of mortgage-backed securities is determined on an "expected life" basis, (ii) variable or floating rate securities are deemed to mature at the next interest rate adjustment date, and (iii) debt securities with put features are deemed to mature at the next put exercise date. Positions in interest rate futures contracts (long or short) will be reflected in average portfolio maturity on the basis of the maturities of the securities underlying the futures contracts. The Series may invest in futures contracts, purchase and sell interest rate futures contracts, and purchase and write options on such futures contracts.

The Series may invest in private placements of debt securities. These invest-ments may be considered to be restricted securities. The Series may invest up to 10% of its net assets in these and other illiquid securities. The Series may also purchase securities (including mortgage-backed securities such as GNMA, FNMA, and FHLMC Certificates) on a when-issued basis. A description of these techniques and their attendant risks is contained in the section of this Pros-pectus entitled "Description of Securities and Investment Techniques."

The Series may write covered call options and purchase put options, and purchase call and write put options to close out options previously written by the Series. The Series may engage in options transactions to reduce the effect of price fluctuations of securities owned by the Series (and involved in the options) on the Series' net asset value per share. This Series will purchase put options involving portfolio securities only when the Portfolio Manager believes that a temporary defensive position is desirable in light of market conditions, but does not desire to sell the portfolio security. The Series will engage only in short sales "against the box."

The Series may borrow up to 10% of the value of its net assets, and for temporary purposes may increase this amount to 25%. The Series may transfer as collateral securities owned by the Series in connection with permissible borrowings.

HARD ASSETS SERIES
The Hard Assets Series, formerly the Natural Resources Series, seeks long-term capital appreciation. The Series seeks this objective by investing primarily in "Hard Asset Securities," that is equity and debt securities of companies engaged in the exploration, development, production, management, and distribution of hard assets such as gold and other precious metals, strategic metals, minerals, oil, natural gas, coal and real estate investment trusts. The Series may also invest in equity and debt securities of companies which themselves in-vest in companies engaged in these activities. Although current income may be realized, it is not an investment objective; it is anticipated that the Series will realize only a nominal amount of current income. This Series is non-diver-sified. See "Diversification" for risks associated with investing in a non-diversified Series. The Portfolio Manager for the Series is Van Eck Associates Corporation.

The Portfolio Manager believes securities of some natural resources companies, sometimes referred to as "hard asset" companies, offer an opportunity to protect wealth against eroding monetary values. The Portfolio Manager believes that recent history indicates that the policies of many governments, particularly persistent budget deficits and high rates of money supply growth, have, at times, had long-term inflationary consequences. Generally, during periods of accelerating inflation, the prices of many natural resources equity securities sometimes have risen faster than the rate of inflation; and the Portfolio Manager believes that they will continue to do so in the future. During such periods, interest rates and yields on industrial shares have risen, causing the prices of fixed income and industrial equity securities to decline. The Port-folio Manager anticipates that inflation and the price of certain natural re-sources will continue on a long-term upward trend with alternating cycles as credit is over expanded and subsequently tightened. Since the market action of shares of companies engaged in certain natural resources activities may move against or independently of the market trend of industrial shares, the addition of such shares to an overall portfolio may increase the return and reduce the fluctuations of such portfolio. There can be no assurance that an increased rate of return or reduced fluctuation of a portfolio will be achieved. Thus, an investment in the Series' shares should be considered part of an overall invest-ment program rather than a complete investment program.

The Series may invest in securities of foreign issuers, including securities of South African issuers in which up to 35% of its assets may be invested. The relative amount of the Series' investment in foreign issuers will change from time to time, and the Series is subject to certain guidelines for diversifica-tion of foreign security investments. Investments by the Series in securities of foreign issuers may involve particular investment risks. See "Description of Securities and Investment Techniques" in this Prospectus. Political and social conditions in South Africa, due to former segregation policies of the South African government and unsettled political conditions prevailing in South
Africa and neighboring countries, may pose certain risks to the Series' invest-ments. If aggravated by local or international developments, such risks could have an adverse effect on investments in South Africa, including the Series' investments and, under certain conditions, on the liquidity of the Series' port-folio and its ability to meet shareholder redemption requests.

The Series will normally invest at least 65% of its total assets in Hard Asset Securities. Hard Asset Securities include equity securities of "Hard Asset Companies" and securities, including structured notes, whose value is linked to the price of a Hard Asset commodity or a commodity index. See "Description of Securities and Investment Techniques-Indexed Securities and Structured Notes." The term "Hard Asset Companies" includes companies that are directly or in-directly (whether through supplier relationships, servicing agreements or other-wise) engaged to a significant extent in the exploration, development, produc-tion or distribution of one or more of the following (together "Hard Assets"):
(a) precious metals, (b) ferrous and non-ferrous metals, (c) gas, petroleum, petrochemicals or other hydrocarbons, (d) forest products, (e) real estate including real estate investment trusts, and (f) other basic non-agricultural commodities. Under normal market conditions, the Series will invest at least
5% of its assets in each of the first five sectors listed previously. The Series has a fundamental policy of concentrating in such industries and up to 50% of the Series' assets may be invested in any one of the above sectors. Since the Series may so concentrate, it may be subject to greater risks and market fluc-tuations than other investment companies with more diversified portfolios. See "Hard Asset Securities."

Although the Series will not invest in real estate directly, it may invest up to 50% of its assets in equity securities of real estate investment trusts ("REITs") and other real estate industry companies or companies with substantial real estate investments. As a result, the Series may be subject to certain risks associated with direct ownership of real estate and with the real estate industry in general. For a description of these risks, see "Description of Securities and Investment Techniques-Real Estate Securities."

The Series reserves the right to invest up to 10% of its net assets, taken at market value at the time of investment, in gold bullion and coins and other precious metal (silver and platinum) bullion. The Series may invest over 25% of its assets in securities of companies predominantly engaged in gold operations, although the Series will not invest in any such security or in gold bullion and coins if, after such acquisition, more than 50% of the Series' assets (taken at market value at the time of such investment) would be invested in securities of companies predominantly engaged in gold operations and gold bullion and coins. The Series may also invest directly in other commodities including petroleum and strategic metals. The Series may invest up to 35% of the value of its total assets in: (a) common stock of companies not engaged in natural resources activities, (b) investment-grade corporate debt securities, (c) obligations issued or guaranteed by U.S. or foreign governments, (d) money market instru-ments, and (e) repurchase agreements.

During periods of less favorable economic and/or market conditions, the Series may make substantial investments for temporary defensive purposes in obligations of the U.S. Government, certificates of deposit, bankers acceptances, investment grade commercial paper, asset-backed securities, mortgage-backed securities and repurchase agreements.

The Series may engage in short sales, and may lend portfolio securities. The Series may not exceed a total of 25% of net assets in short sales, but this amount is decreased by the amount the Series has borrowed. Short sales of unlisted securities may not exceed 10% of net assets. The Series will not make short sales of more than 2% of net assets in any one issuer or more than 2% of the outstanding class of shares of any one issuer. The Series may purchase securities on margin. The Series may borrow up to 10% of the value of its net assets and for temporary purposes may increase this amount to 25%. The Series may also invest up to 5% of its assets at the time of purchase in warrants, and may purchase or sell put or call options on securities and foreign currencies. The Series may purchase and sell interest rate, gold, and other futures con-tracts. The Series may also purchase and sell stock index futures contracts and other futures contracts based upon other financial instruments, and purchase options on those contracts. These techniques are described in "Description of Securities and Investment Techniques."

The Portfolio Manager believes the Series may offer a hedge against inflation, particularly commodity price driven inflation. However, there is no assurance that rising commodity (or other hard asset) prices will result in higher earn-ings or share prices for the Hard Asset Companies in the Series. Hard Asset Companies' equities are affected by many factors, including movements in the overall stock market. Inflation may cause a decline in the overall stock market, including the stocks of Hard Asset Companies.

The Series seeks investment opportunities in the world's major stock, bond and commodity markets. The Series may invest in securities issued anywhere in the world, including the United States. There is no limitation or restriction on the amount of assets to be invested in any one country. There is no limitation on the amount the Series can invest in emerging markets. The Series may pur-hase securities in any foreign country, developed or underdeveloped. Investors should consider carefully the substantial risks involved in investing in securities issued by companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments. Global investing involves economic and political considerations not typically applicable to the U.S. markets. See "Description of Securities and Investment Techniques."

The equity securities in which the Series may invest include common stocks; preferred stocks (either convertible or non-convertible); rights; warrants;
 direct equity interests in trusts; partnerships; joint ventures and other incorprated entities or enterprises; "when-issued" securities; "partly paid" securities (securities paid for over a period of time), restricted securities, and special classes of shares available only to foreign persons in those markets that restrict ownership of certain classes of equity to nationals or residents of that country. These securities may be listed on the U.S. or foreign secur-ities exchanges or traded over-the-counter. Direct investments are generally considered illiquid and will be aggregated with other illiquid investments for purposes of the 10% limitation on illiquid investments. The Series may invest in certain derivatives. Derivatives are instruments whose value is "derived" from an underlying asset. Derivatives in which the Series may invest include futures contracts, forward contracts, options, swaps and structured notes and other similar securities as may become available in the market. These instru-ments offer certain opportunities and are subject to additional risks that are described in the "Description of Securities and

Investment Techniques." In addition, the Series may invest in futures and forward contracts and options on precious metals and other Hard Assets. See "Investment in Gold and Other Precious Metals."

Since the Series may invest substantially all of its assets in securities of companies engaged in natural resources/hard asset activities and may concentrate in securities of companies engaged in gold operations, the Series may be subject to greater risks and market fluctuations than other investment companies with more diversified portfolios. These risks are described further in "Description of Securities and Investment Techniques."

Investors should be aware that some of the instruments in which the Series may invest, such as structured or indexed notes, swaps and foreign securities, may be subject to periods of extreme volatility and illiquidity and may be difficult to value. Despite these risks, some of which are noted above, these instruments may offer unique investment opportunities. These techniques are described in "Description of Securities and Investment Techniques."

REAL ESTATE SERIES
The primary investment objective of the Real Estate Series is capital apprecia-tion. Current income is a secondary objective. The Series seeks these objectives primarily through investment in publicly traded equity securities of companies in the real estate industry that are listed on national exchanges or the National Association of Securities Dealers Automated Quotation System ("NASDAQ"). Securities are selected for long-term investment. It is generally not the policy of the Series to purchase securities merely for short-term gain, although there may be a limited number of short-term transactions. The Portfolio Manager for the Series is EII Realty Securities, Inc.

The Series will invest not less than 65% of its total assets in common and preferred stocks and convertible preferred securities of companies which have at least 50% of the value of their assets in, or which derive at least 50% of their revenues from, the ownership, construction, management, or sale of residential, commercial, or industrial real estate, which include listed equity REITs which own properties, and listed mortgage REITs which make short-term construction and development mortgage loans or which invest in long-term mortgages or mortgage pools. The Series may invest more than 25% of its total assets in any of the foregoing sectors of the real estate industry. The Series' assets may, however, be invested in money market instruments and U.S. Government securities if, in the opinion of the Portfolio Manager, market conditions warrant a temporary defensive investment strategy.

The Series may invest up to 35% of its total assets in equity, debt, or conver-tible securities of issuers whose products and services are related to the real estate industry, such as manufacturers and distributors of building supplies, and up to 25% of its total assets in financial institutions which issue or service mortgages, such as savings and loans or mortgage bankers. The Series also may invest in the securities of companies unrelated to the real estate industry but which have significant real estate holdings believed to be under-valued relative to the price of the companies' securities.

The Series may invest in mortgage- and asset-backed securities, repurchase agreements, restricted securities up to 10% of its assets in illiquid securities, may purchase and write put and call options on securities it covered or secured, and may purchase or sell options to effect closing transactions, and on stock indexes, and may borrow up to 10% of its net assets, and for temporary purposes may borrow up to 25% of its assets for such items as large redemptions. The Series will engage only in short sales "against the box."

In addition to the common and preferred stocks described above, the Series may invest up to 35% of its total assets in securities believed by the Portfolio Manager to be undervalued and have capital appreciation potential, including up to 5% of total assets in warrants and other rights to purchase securities, bonds, convertible securities, and publicly traded limited partnerships listed on national securities exchanges or NASDAQ. The Series may invest up to 5% of its total assets in bonds, convertible securities, and limited partnerships traded on the Toronto or London Stock Exchanges. The Series may also invest up to 20% of its assets, measured at the time of investment, in high yield conver-tible bonds that are rated below investment grade by one of the primary rating agencies (or if not rated, deemed to be of equivalent quality by the Portfolio Manager). See " Description of Securities and Investment Techniques-High Yield Bonds."
                                     27

There are risks inherent in the Series' investment policies. These risks are discussed in "Description of Securities and Investment Techniques."

ALL-GROWTH SERIES
The All-Growth Series' investment objective is capital appreciation. The Port-folio Manager for the Series is Pilgrim Baxter & Associates, Ltd.

Under normal market conditions, the Series will invest at least 65% of its total assets in common stocks of mid-range capitalization companies that, in the Port-folio Manager's opinion, have an outlook for strong growth in earnings and potential for capital appreciation. At the time of purchase, such companies will have market capitalizations in the range of $400 million to $4 billion.
The Portfolio Manager also will consider the diversity of industries in choosing investments for the Series. See "Description of Securities and Investment Techniques-Foreign Securities."

Normally, the Series will be invested substantially in equity securities traded in the United States or Canada on registered exchanges or in the over-the-counter market. Additionally, the Series may invest in ADRs and foreign securities. The equity securities in which the Series may invest are common stocks, warrants and rights to purchase common stocks, and debt securities (including mortgage- and asset-backed securities) and preferred stock conver-tible into common stocks. The Series may invest in convertible debt securities rated investment grade by a nationally recognized statistical rating organiza-tion ("NRSRO") (i.e., within one of the four highest rating categories). See "Description of Securities and Investment Techniques."

While it has no present intention to do so, the Series reserves the right to invest up to 10% of its net assets in restricted securities and securities of foreign issuers traded outside the United States and Canada and, for hedging purposes only, to purchase and sell options on stocks and stock indexes. The Series also may invest up to 15% of its net assets in illiquid securities, but will not invest more than 5% of its net assets in restricted securities that the Portfolio Manager determines are illiquid based on guidelines approved by the Board of Trustees of the Trust. The Series may invest in repurchase agreements. The Series may make short sales of securities but may not exceed a total of 25% of net assets in short sales. Short sales of unlisted securities may not exceed 10% of net assets. The Series will not make short sales of more than 2% of net assets in any one issuer or more than 2% of the outstanding class of shares of any one issuer. The Series may from time to time increase its ownership of securities above the amounts otherwise possible by borrowing from banks on an unsecured basis and investing the borrowed funds. The Series will borrow only up to 10% (for temporary purposes 25%) of its total net assets. In connection with permissible borrowings the Series may transfer as collateral securities owned by the Series. For discussion of the risks involved in these investment techniques see "Description of Securities and Investment Techniques."

Securities will be sold when the Portfolio Manager believes that anticipated appreciation is no longer probable, when alternative investments offer superior appreciation prospects, or when the risk of a decline in the market price is too great. Because of its policy with respect to sales of investments, the Series may from time to time realize short-term gains and losses. the Series will likely have somewhat greater volatility than the stock market in general, as measured by the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"). Because the investment techniques employed by the Portfolio Manager are responsive to near-term earnings trends of the companies whose securities are owned by the Series, portfolio turnover can be expected to be fairly high.

CAPITAL APPRECIATION SERIES
The investment objective of the Series is to generate long-term capital growth. In seeking this objective, the Series will invest primarily in common stock and preferred stock that will be allocated between two categories of stocks des-cribed below and referred to as "components." The components in which the Series will invest are the growth component and the value component. The Portfolio Manager for the Series is Chancellor LGT Asset Management, Inc.

The Portfolio Manager will allocate the Series' assets between the two compon-ents in an effort to maximize the potential for achieving the Series' overall objective. The Portfolio Manager may allocate the assets between the components in its discretion in any proportion that it deems appropriate. The Portfolio
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
Manager is free to allocate the Series' assets such that, at any point in time, there may be little or no assets allocated to one of the components. The Port-folio Manager may select a particular security for inclusion in both components, provided that it meets the criteria for each component. The Portfolio Manager will select securities for each component based upon the criteria for each component as described below:

The Growth Component. The securities eligible for this component are those that the Portfolio Manager believes have the following characteristics: they have stability and quality of earnings and positive earnings momentum; have dominant competitive positions; and demonstrate above-average growth rates as compared to published S&P 500 Index earnings projections.

The Value Component. Securities eligible for this component are those that the Portfolio Manager regards as fundamentally undervalued, i.e., securities selling at a discount to asset value and securities with a relatively low price/earnings ratio. The securities eligible for this component may include real estate stock such as securities of publicly owned companies that, in the Portfolio Manager's judgment, offer an optimum combination of current dividend yield, expected dividend growth, and discount to current real estate value. Real estate stocks may also include those issued by companies in industries related to real estate, including companies that own, develop or provide services to income-producing real estate, and commercial and community developers, and may include real estate investment trusts and "land rich" companies, which are companies that are not in the real estate industry but that have significant real estate related assets and whose stock price may be affected by the real estate assets they hold.

If the Portfolio Manager believes that the expected market return for equity securities over a twelve-month period is less than a premium over U.S. Treasury bills that equity securities have historically provided, the Series may, as a temporary defensive measure, invest up to 40% of its assets in money market instruments and short-term investment grade debt securities until market conditions improve. Investment grade securities are generally those rated at least Baa by Moody's or BBB by Standard & Poor's, or unrated securities that the Portfolio Manager determines are of equivalent quality. The Series from time to time may invest in money market instruments to the extent appropriate, pending investment in the types of securities in which the Series normally invests or in anticipation of redemptions. Money market instruments in which the Series may invest include U.S. Government securities, and certificates of deposit, bankers' acceptances, time deposits, commercial paper and other U.S. dollar-denominated obligations of domestic and foreign corporations, and repurchase agreements.

To maximize potential return, the Portfolio Manager may use the following investment methods:

The Series may purchase and write put and call options on securities and stock indexes. The Series may also write "covered" listed put and call options with respect to 25% or less of its net assets, may purchase protective puts up to 25% of its net assets and may purchase calls and puts other than protective that are up to 5% of its assets. The Series may purchase and sell interest rate, gold and other futures contracts. The Series may also purchase and sell stock index futures contracts and other futures contracts based upon other financial instru-ments and purchases options on those contracts. The Series may enter into repurchase agreements; purchase illiquid securities up to 10% of net assets and borrow up to 10% of its assets from banks to purchase securities. The Series may also invest up to 20% of its total assets in Depositary Receipts. See "Descrip-tion of Securities and Investment Techniques" for further discussion of these investment methods.

The Series may engage in short sales and short sales "against the box." The Series may not exceed a total of 25% of net assets in short sales, but this amount is decreased by any amount the Series has borrowed. Short sales of un-listed securities may not exceed 10% of net assets and for temporary purposes 25% of net assets. The Series will not make short sales of more than 2% of net assets in any one issuer or more than 2% of the outstanding class of shares of any one issuer. For additional information, see "Description of Securities and Investment Techniques-Short Sales."

RISING DIVIDENDS SERIES
The investment objective of the Rising Dividends Series is capital appreciation. Dividend income is a secondary objective. The Portfolio Manager for the Series is Kayne Anderson Investment Management, LLC.

In seeking these objectives, the Series normally invests at least 80% of its net assets in equity securities of companies determined to be of high quality by the Portfolio Manager that meet the following four criteria:

      (i) Consistent dividend increases-The company should have increased its dividends in seven of the last ten years.

     (ii) Substantial dividend increases-The company should have at least doubled its dividends in the last ten years.

    (iii) Reinvested profits-The company should have reinvested at least 35% of its profits annually.

     (iv) Under-leveraged balance sheet-The company should have less than 35% of its total capitalization in long-term debt.

In selecting equity securities, the Portfolio Manager screens databases to create a universe of companies that meet the preceding criteria. The companies that have the required attributes are then analyzed from a fundamental perspec-tive. This research involves study of industry competitive conditions, discus-sions with company management, spreadsheet analysis and valuation projections.
A proprietary computer model is employed to regularly compare expected rates of return for each equity security in the universe. The final decision to invest in an equity is based on the Portfolio Manager's appraisal of the company's fund-amental strengths and relative attractiveness from an expected return stand-point. The individual security selection is overlaid with a sector allocation discipline to avoid over-concentration in any single sector.

It is anticipated that the Series' portfolio will generally contain a minimum of 30-40 issues. It is the policy of the Series that no equity security will be acquired if, after its acquisition, more than 15% of the Series' total assets would be invested in any one industry or more than 5% would be invested in any one issuer. The Portfolio Manager does not intend to invest any of the Series' assets in securities that, at the time of investment, it believes to be illiquid, but may hold up to 15% of its assets in these securities. The Port-folio Manager periodically monitors the Series' equity securities to assure they meet the four criteria. A security will generally be sold when it reaches its target price, when negative changes occur in either the company or its industry, or when any one or more of the four criteria are no longer satisfied. A 15% price decline in a stock, relative to the market, triggers a re-appraisal. The reappraisal may result in a sale, but each buy/sell decision is made on the merits and fundamentals of that particular situation. There may from time to time be other equity securities in the Portfolio which meet most, but not all, of the criteria, but which the Portfolio Manager deems a suitable investment. Equity securities are deemed to include common stocks, securities convertible into common stocks, or rights or warrants to subscribe for or purchase common stocks.

The Portfolio Manager may enter into forward currency contracts and currency ex-change transactions for hedging purposes. During those times when equity securities that meet the Portfolio Manager's investment criteria cannot be found, for temporary defensive purposes or pending longer-term investment, the Series may invest any amount of its assets in short-term fixed income securities or in cash or cash equivalents. The Series may invest in mortgage- and asset-backed securities, enter into repurchase agreements, invest in foreign equity securities, including Depositary Receipts, make short sales "against the box," and may borrow up to 10% of its net assets, and for temporary purposes may bor-row up to 25% of its assets for such items as large redemptions.

EMERGING MARKETS SERIES
The investment objective of the Emerging Markets Series is long-term capital appreciation. The Series seeks this objective by investing primarily in equity securities of companies that are considered to be in emerging market countries. Income is not an objective, and any production of current income is considered incidental to the objective of growth of capital. The Series will be diversified by issuer, and normally will be invested in companies located in at least six different emerging market countries. The investment philosophy of the Series is to attempt to capitalize upon emerging capital markets in developing nations and other nations in which the Portfolio Manager believes that economic and politi-cal factors are likely to produce above average growth rates. The Portfolio Manager for the Series is Putnam Investment Management, Inc.

At least 65% of the Series' assets normally will be invested in the equity securities of issuers in countries that are identified as emerging market countries in the Morgan Stanley Capital International Emerging

Markets Free Index or the International Finance Corporation Emerging Market Index, or a country that the Portfolio Manager otherwise believes is an emerging market country because it has a developing economy or because its markets have begun a process of change and are growing in size and/or sophistication.

The Portfolio Manager will allocate the Series' assets for investment in emerg-ing market countries in its discretion, taking into account economic and polit-ical factors that may include, among others, relative market valuation, earnings momentum, supply and demand, the prospects for relative growth among the regions and the countries therein, expected levels of inflation, governmental policies influencing business conditions, the outlook for currency relationships, and the range of alternative opportunities available to international investors. The Portfolio Manager may determine to change its allocation at any time.

For purposes of allocating the Series' investments, a company will be considered located in the country in which the company is domiciled, in which it is primarily traded, from which it derives a significant portion of its revenues, in which it has 50% more of its assets, or in which a significant portion of its goods or services are produced. Equity securities that may be acquired include common stock and other securities with equity characteristics, including pre-ferred stock, rights and warrants, convertible securities, which may consist of debt securities or preferred stock that may be converted into common stock or that carry the right to purchase common stock, and shares of investment companies.

In selecting securities in emerging market countries, the Portfolio Manager seeks undervalued investment opportunities for growth. The Portfolio Manager uses a disciplined, value-oriented investment philosophy that generally stresses the inherent value of companies under examination, usually based upon the medium term outlook for such companies. Securities may be considered for the company's fundamental financial characteristics, its earnings potential, or the potential for economic development of the country or region in which the company is located.

To the extent that the Series' assets are not invested in emerging market equity securities (including securities convertible into equity securities), the remainder of the Series' assets, which normally will not exceed 35% of net assets, may be invested in equity securities of issuers in developed economies; debt securities issued or guaranteed by corporate or governmental issuers in an emerging market country, including Brady Bonds, or an industrialized country, including the United States; in bank deposits or bank obligations, including certificates of deposit, time deposits, and bankers' acceptances; mortgage-backed securities of banks in emerging market or industrialized countries, in-cluding the United States; instruments issued by international development agencies; and in high-quality money market instruments, including commercial paper and other short-term corporate debt obligations of issuers in industrial-ized and emerging market countries. The Portfolio Manager may invest up to 10% of the Series' assets, measured at the time of investment, in debt securities that are rated below investment grade or, if not rated, of equivalent quality. See "High Yield Bonds" in this Prospectus and "Debt Securities" in the Statement of Additional Information. The Series may borrow up to 10% of the value of its net assets, and may increase its borrowing to 25% of its assets for temporary purposes.

The Emerging Markets Series may invest in debt obligations ("sovereign debt") of governmental issuers in emerging market countries and industrialized countries. The sovereign debt issued or guaranteed by certain emerging market governmental entities and corporate issuers in which the Series may invest potentially in-volves a high degree of risk and may be deemed the equivalent in terms of quality to high risk, low rated securities (i.e., high yield bonds) and subject to many of the same risks as such securities. Similarly, the Series may have difficulty disposing of certain of these debt obligations because there may be a thin trading market for such securities. In the event a governmental issuer de-faults on its obligations, the Series may have limited legal recourse against the issuer or guarantor, if any. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign government debt securities to obtain recourse may be subject to the political climate in the relevant country. The issuers of the government debt securities in which the Series may invest have in the past experienced substantial difficulties in servicing their external debt obligations, which has led to de-faults on certain obligations and the restructuring of certain indebtedness. See "Description of Securities and Investment Techniques-High Yield Bonds" in this Prospectus and "Debt Securities-Sovereign Debt" in the Statement of Additional Information.

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
For temporary defensive purposes, the Series may decrease its investment in emerging market country equity securities, and may invest to a significant degree in debt securities and bank and money market instruments as described above. In addition, the Series may invest significantly in such securities after receipt of new monies.

Most of the foreign securities in which the Series invests will be denominated in foreign currencies. The Series may engage in foreign currency transactions in anticipation of or to protect itself against fluctuations in currency exchange rates in relation to the U.S. dollar. Such foreign currency transactions may in-clude forward foreign currency contracts, currency exchange transactions on a spot (i.e., cash) basis, put and call options on foreign currencies, and foreign exchange futures contracts. For a description on these techniques, see "Descrip-tion of Securities and Investment Techniques-Foreign Currency Transactions" in this Prospectus.

The Emerging Markets Series may use various investment strategies and techniques to meet its investment objective, including purchasing options on securities and writing (selling) secured put and covered call options on securities, securities indexes, foreign securities and foreign currencies. The Series may purchase and sell interest rate, stock indexes and other financial instrument futures con-tracts, and may purchase and write options on such futures contracts. The Series may engage in options transactions not only on U.S. domestic markets but also exchanges and other markets outside the United States. When deemed appropriate by the Portfolio Manager, the Series may enter into reverse repur-chase agreements and may invest cash balances in repurchase agreements and money market instruments in an amount necessary to maintain liquidity, in an amount to meet expenses or for day-to-day operating purposes. The Series may invest in shares of other investment companies when the Portfolio Manager believes such investment is an appropriate method of investing in one or more emerging capital markets. The Series may invest in up to 15% of its assets in illiquid securities. The Series may invest in warrants and restricted securities. The Series may make short sales "against the box." These investment techniques are described under the heading "Description of Securities and Investment Tech-niques" in this Prospectus and in the Statement of Additional Information.

Investment in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. For a description of these risks, see "Description of Securities and Investment Tech-niques-Foreign Securities" in this Prospectus. Investment in emerging markets countries presents risks in a greater degree than, and in addition to, those presented by investment in foreign issuers in general. A number of emerging market countries restrict, to varying degrees, foreign investment in stocks. Re-patriation of investment income, capital, and proceeds of sales by foreign in-vestors may require governmental registration and/or approval in some emerging market countries. A number of the currencies of developing countries have experienced significant declines against the U.S. dollar in recent years, and devaluation may occur subsequent to investments in those currencies by the Series. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain emerging market countries.

Many of the emerging securities markets are relatively small, have low trading volumes, suffer periods of relative illiquidity, and are characterized by significant price volatility. There is a risk in emerging market countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, seizure, national-ization, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country) or creation of government monopolies, any of which may have a detrimental effect on the Series' investment. In addition, in many countries there is less publicly available information about issuers than is available in the United States. Foreign companies are not generally subject to uniform accounting, auditing, and financial reporting stan-dards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. Further, the Series may encounter difficulties or be unable to pursue legal remedies or obtain judgments in foreign courts.

VALUE EQUITY SERIES
The investment objective of the Value Equity Series is capital appreciation. Dividend income is a secondary objective. At least 65% of the Series' assets normally will be invested in equity securities. In seeking these objectives, the Series invests primarily in equity securities of U.S. and foreign issuers which, when purchased, meet quantitative standards believed by the Portfolio Manager to indicate above average financial soundness and high intrinsic value relative to price. The Portfolio Manager for the Series is Eagle Asset Management, Inc.

The Portfolio Manager employs a three-step process to purchase securities identified as possible value opportunities:

      (i) He screens the universe of equity securities for five key variables: low price-to-book, price-to-sales, and price-to-earnings ratios; and attractive relative dividend yield and relative price-to-earnings ratios.

     (ii) He performs in-depth fundamental research on individual companies including their industry outlook and trends, strategy, management strength, and financial stability.

    (iii) He employs a discounted free cash flow model to identify securities which are trading at a significant discount to their estimated intrinsic value.

In selecting equity securities, the Portfolio Manger identifies stocks trading at a significant discount to their underlying intrinsic value and which fall into one of three basic categories:

"Pure" Value Opportunities: Stocks which appear attractive relative to the broader market.
"Relative" Value Opportunities: Stocks which trade at a discount to the val-uation parameters that the market has historically applied to them or their peer group.

"Event-driven" Value Opportunities: Stocks with which a realized or anticipated event may trigger recognition of the underlying value.

Companies selected for investment will, under normal circumstances, typically meet at least one of the above criteria at the time of investment.

The Series may also invest in debt securities, and intends to limit those investments to U.S. Government and agency obligations. The portion of total assets invested in common stocks and debt securities will vary based on the availability of common stocks meeting the selection criteria and the Portfolio Manager's judgment of the investment merit of common stocks relative to debt securities. The Series may also invest cash balances in certificates of deposit, bankers' acceptances, high quality commercial paper, U.S. Treasury bills, re-purchase agreements, and other money market instruments. During adverse market conditions, as a temporary investment posture, the Series may invest signifi-cantly in the debt securities and money market instruments described above.

The Series may invest without limit in equity securities of foreign issuers, in-cluding ADRs. However, it is expected that under ordinary circumstances, the Series will not invest more than 25% of its assets in foreign issuers, measured at the time of investment. For a description of the risks associated with in-vestment in foreign issuers, see "Description of Securities and Investment Techniques-Foreign Securities" in this Prospectus.

It is the policy of the Series that no equity security will be acquired, if, after its acquisition, more than 25% of the Series' total assets would be in-vested in any one industry or more than 5% would be invested in any one issuer. The Portfolio Manager periodically monitors the Series' equity securities to assure they meet the selection criteria. A security may be sold from the port-folio when (i) its price approaches its intrinsic value; (ii) a temporary, dramatic, short-term price appreciation occurs; (iii) its fundamentals deter-iorate; or (iv) its relative attractiveness diminishes. From time to time, the Series may invest in equity securities that do not meet the selection criteria described above, but which the Portfolio Manager deems a suitable investment. For purposes of the Series' investment policies, equity securities are deemed to include common stocks, securities convertible into common stocks, options on equity securities, and rights or warrants to subscribe for or purchase common stocks. The Series may also invest in Standard & Poor's Depositary Receipts ("SPDR's"), which are publicly traded interests in a unit investment trust that invests in substantially all of the common stocks in the S&P 500 Index. SPDR's are not subject to the Series' policy that no more than 5% of the Series' total assets be invested in any one issuer. The Series may make short sales "against the box."
                                     33

The Series may also invest in restricted or illiquid securities; however, the Portfolio Manager can not invest more than 15% of the Series' assets in secur-ities that, at the time of investment, it believes to be illiquid. In pursuing its investment objective or for hedging purposes, the Series may, but is not required to, utilize the following investment techniques: writing "covered" listed put and call options with respect to 25% of its net assets, may purchase protective puts up to 25% of its net assets and may purchase calls and puts other than protective puts up to 5% of its assets; entering into stock index, interest rate, foreign currency and other financial futures contracts, and purchasing options on such futures contracts; entering into forward currency contracts, currency exchange transactions; purchasing mortgage-backed securities and asset-backed securities; and borrowing from banks up to 10% of its net assets to purchase securities and up to 25% of its net assets for temporary purposes. See "Description of Securities and Investment Techniques" for a dis-cussion of the risks associated with these investment techniques.

STRATEGIC EQUITY SERIES
The investment objective of the Strategic Equity Series is to achieve capital appreciation. The Series seeks to achieve this objective primarily through in-vestment in equity securities. The amount of the Series' assets allocated to equities shall vary from time to time to seek positive investment performance from advancing equity markets and to reduce exposure to equities when the Port-folio Manager believes that their risk/reward characteristics are less attrac-tive. The Series' investments in equities include both (i) stocks that the Port-folio Manager selects for their "growth" characteristics (which may include positive earnings momentum and above average earnings growth rates), and
(ii) stocks that the Portfolio Manager selects for their "income" characteris-tics (which may include above average dividend yields and favorable dividend growth). To the extent not invested in equity securities, the Series' assets generally will be invested in money market instruments or held as cash. The Series may also invest in debt securities for defensive purposes. The Portfolio Manager for the Series is Zweig Advisors Inc.

The extent of the Series' investment in equity securities will be based prim-arily on various equity market timing techniques developed by Dr. Martin Zweig and his staff. The equity market timing techniques incorporate general market indicators, including interest rate and monetary analysis, market sentiment in-dicators, price and trading volume statistics, and measures of valuation, as well as other market indicators and statistics which the Portfolio Manager be-lieves tend to point to significant trends in the overall performance and the risk of the stock market. For example, if the Portfolio Manager believes that the stock market investment environment is uncertain or unfavorable and just-ifies a defensive position, then the Series may decrease its investments in equity securities and increase its investments in money market instruments. During periods when the Portfolio Manager believes an overall defensive position is advisable, greater than 50% (and under certain circumstances perhaps all) of the Series' total assets may be invested in money market instruments (including mortgage- and asset-backed securities) and cash. The Portfolio Manager expects that the Series will be fully invested in equity securities only when the Port-folio Manager believes that there is very low risk in the stock market. There is no assurance that these equity market timing techniques will eliminate the risks of equity investments, correctly predict market trends, or enable the Series to achieve its investment objective.

The Portfolio Manager expects that the equity portion of the Series' portfolio will generally be divided equally between "growth" stocks and "income" stocks. Although the Portfolio Manager expects to invest assets proportionately in growth stocks and income stocks in order to maintain an approximately equal weighting between growth stocks and income stocks, the relative weighting of growth stocks and income stocks will fluctuate from time to time because of, among other things, changes in the market value of the growth stocks and income stocks. The Portfolio Manager may change the relative weightings of the growth stocks and income stocks from time to time if the Portfolio Manager determines that such changes are appropriate in view of the then existing market condi-tions. The equity portion of the Series' portfolio will be widely diversified by the number of issues. The Portfolio Manager expects that the majority of the stocks in the Series' portfolio will be selected on the basis of proprietary computer-driven stock selection models that evaluate and rank approximately 1,500 of the most liquid stocks on the basis of various factors, which may in-clude earnings momentum, earnings growth, price-to-book value, price-to-earn-ings, price-to-cash flow, cash flow trend, price momentum, earnings estimate revisions, payout ratio trend and other market measurements. Such stock selec-tion models may evolve or be replaced by other stock selection techniques in-tended to achieve the Series' objective. The Series may invest up to 15% of its assets in illiquid securities.

The Series may use various investment strategies and techniques when the Port-folio Manager determines that such use is appropriate in an effort to meet the Series' investment objective including: buying "covered" listed put equity op-tions and writing "covered" listed call equity options, including options on stock indexes; short sales of securities; purchasing and selling stock index and other financial instrument futures contracts, and purchasing options on such futures contracts; purchasing and selling interest rate, gold and other futures contracts; investing no more than 10% of its assets in securities of foreign issuers; entering into foreign currency transactions and options of foreign currencies; entering into repurchase agreements or reverse repurchase agree-ments; and lending portfolio securities to brokers, dealers, banks, or other recognized institutional borrowers of securities. The Series may not exceed a total of 25% of net assets in short sales, but this amount is decreased by any amount the Series has borrowed. Short sales of unlisted securities may not ex-ceed 10% of net assets. The Series will not make short sales of more than 2% of net assets in any one issuer or more than 2% of the outstanding class of shares of any one issuer. The Series may from time to time increase its ownership of securities by borrowing from banks on an unsecured basis and investing the bor-rowed funds. The Series may borrow up to 10% of its net assets to purchase securities and up to 25% of its net assets for temporary purposes. In connect-ion with permissible borrowings the Series may transfer as collateral securities owned by the Series.

SMALL CAP SERIES
The investment objective of the Series is long-term capital appreciation. The Series invests at least 65% of its total assets in equity securities of com-panies that, at the time of purchase of the securities, have total market cap-italization within the range of companies included in the Russell 2000 Growth Index ("Russell Index") or the S&P Small-Cap 600 Index ("S&P 600 Index"), up-dated quarterly. Both indexes are broad indexes of small capitalization stocks. As of December 31, 1997, the range of market capitalization companies in the Russell Index was $20 million to $2.97 billion; the range of the market capitalization the companies in the S&P 600 Index at that date was $21 million to $2.93 billion. The combined range as of that date was $20 million to $2.97 billion. The Series may invest up to 35% of its total assets in equity securities of companies that, at the time of purchase, have total market cap-italization outside this combined range, and in excess of that amount (up to 100% of its assets) during temporary defensive periods. The Portfolio Manager for the Series is Fred Alger Management, Inc.

The Series seeks to achieve its objective by investing in equity securities, such as common or preferred stocks, or securities convertible into or exchange-able for equity securities, including warrants and rights. The Series will invest primarily in companies whose securities are traded on domestic stock ex-changes or in the over-the-counter market. These companies may still be in the developmental stage, may be older companies that appear to be entering a new stage of growth owing to factors such as management changes or development of new technology, products or markets, or may be companies providing products or services with a high unit volume growth rate. In order to afford the Series the flexibility to take advantage of new opportunities for investments in accordance with its investment objective, it may hold up to 15% of its net assets in money market instruments and repurchase agreements and in excess of that amount (up to 100% of its assets), after receipt of new monies, or during temporary defensive periods. This amount may be higher than that maintained by other funds with similar investment objectives.

Investing in smaller, newer issuers generally involves greater risk than invest-ing in larger, more established issuers. Companies in which the Series is likely to invest may have limited product lines, markets or financial resources and may lack management depth. The securities of such companies may have limited market-ability and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. Accordingly, an investment in the Series may not be appropriate for all investors.

The Series may use the following various investment strategies and techniques when the Portfolio Manager determines that such use is appropriate in an effort to meet the Series' investment objective: short sales of securities; investing in securities of foreign issuers (including Depositary Receipts), including not more than 10% of its total assets in foreign government securities denominated in U.S. dollars; engaging in futures contracts, including purchasing and sell-ing stock index futures contracts and interest rate futures contracts; purchas-ing and selling options on securities; purchasing options on stock index futures contracts, interest rate futures contracts, and foreign currency futures contracts; entering into foreign currency transactions and options on foreign currencies; entering into repurchase and reverse repur-chase agreements; purchase mortgage- and asset-backed securities; and lending portfolio securities to brokers, dealers, bankers, and other recognized insti-tutional borrowers of securities. The Series may not exceed a total of 25% of net assets in short sales, but this amount is decreased by any amount the Series has borrowed. The Series may from time to time increase its ownership of securities above the amounts otherwise possible by borrowing from banks on an unsecured basis and investing the borrowed funds. The Series may borrow up to 10% of its net assets to purchase securities and up to 25% of its net assets for temporary purposes. In connection with permissible borrowings the Series may transfer as collateral securities owned by the Series. The Series may invest up to 15% of its net assets in illiquid securities.

MANAGED GLOBAL SERIES
The investment objective of the Managed Global Series is to seek capital appreciation. Current income is only an incidental consideration in selecting investments for the Series. This Series is non-diversified. See "Diversifica-tion" for risks associated with investing in a non-diversified Series. The Port-folio Manager for the Series is Putnam Investment Management, Inc.

In seeking capital appreciation, the Series employs a global investment strategy of investing primarily in common stocks traded in securities markets throughout the world. The Series may at times invest up to 100% of its assets in securi-ties principally traded in securities markets outside the United States, and will under normal market conditions, invest at least 65% of its assets in at least three different countries, one of which may be the United States. See "Description of Securities and Investment Techniques-Foreign Securities." In un-usual market circumstances where the Portfolio Manager believes that foreign in-vesting may involve undue risks, 100% of the Series' assets may be invested in the United States. The Series may hold a portion of its assets in cash or money market instruments.

In considering equity securities, the Series will not limit its investments to any particular type of company. It may invest in companies, large or small, whose earnings are believed to be in a relatively strong growth trend, or in companies in which significant further growth is not anticipated but whose securities are thought to be undervalued. It may invest in small and relative-ly less well known companies. Investing in securities of smaller, less well known companies may present greater opportunities for capital appreciation, but may also involve greater risks. The Series may not acquire the securities of any issuer if, as a result of such investment, more than 10% of the Series' assets would be invested in the securities of any issuer, except that this restriction does not apply to U.S. Government securities or foreign government securities, and the Series may not invest in a security if, as a result of such investment, it would hold more than 10% of the outstanding voting securities of any one issuer.

At times the Portfolio Manager may judge that conditions in the international securities markets make pursuing the Series' basic investment strategy incon-sistent with the best interests of shareholders. The Portfolio Manager may temporarily use alternative strategies, primarily designed to reduce fluctua-tions in the value of the Series' assets. In implementing these "defensive" strategies the Series may invest in some of the following securities.

The Series may invest solely in equity securities traded primarily in U.S. markets. Also the Series may add preferred stocks to the portfolio. The Series may purchase mortgage- and asset-backed securities.

The Series may invest in the following debt instruments (includes debt instruments convertible into equity): (i) fixed-income instruments issued or guaranteed by the U.S. Government, its agencies, or instrumentalities ("U.S. Government securities"); (ii) obligations issued or guaranteed by a foreign government or any of its political subdivisions, authorities, agencies, or in-strumentalities, or by supranational entities ("foreign government securities"); and (iii) debt securities of domestic or foreign issuers. Debt securities pur-chased by the Series may be of any maturity. It is at the discretion of the Portfolio Manager.

The Series may invest in money market instruments. These include the following:
(i) short-term U.S. Government securities; (ii) short-term foreign government securities; (iii) certificates of deposit, time deposits, bankers' acceptances, and short-term obligations of banks and other depository institutions, both U.S. and foreign, that have total assets of at least $10 billion (U.S.); and (iv) commercial paper and other short-term corporate obligations.

The Managed Global Series may use various investment strategies and techniques to meet its investment objective, including purchasing options on securities and writing (selling) secured put and covered call options on securities and securi-ties indexes. The Managed Global Series will only purchase and write options that are standardized and traded on a U.S. or foreign exchange or board of trade, or for which an established over-the-counter market exists. The Series may purchase and sell futures contracts, and may purchase and write options on such futures contracts, including stock index futures contracts. The Series may enter into foreign currency contracts and currency exchange contracts on a spot basis. When deemed appropriate by the Portfolio Manager, the Series may enter into reverse repurchase agreements and may invest cash balances in repurchase agreements and money market instruments in an amount necessary to maintain liquidity, in an amount to meet expenses or for day-to-day operating purposes. The Series may invest in shares of other investment companies when the Portfolio Manager believes such investment is an appropriate method of investing in one or more emerging capital markets. The Series may invest in restricted securities and warrants. The Series may not invest more than 15% of its net assets in illiquid securities. The Series may not exceed a total of 25% of net assets in short sales, but this amount is decreased by any amount the Series has borrowed. The Series may borrow up to 10% of its net assets to purchase securities and up to 25% of its net assets for temporary purposes. In connection with permissible borrowings the Series may transfer as collateral securities owned by the Series.

For more information about the Series' investments including the risks of such investing see, "Description of Securities and Investment Techniques." The Port-folio Manager may invest in the above or any other securities that it considers consistent with the defensive strategies of the Series. It is impossible to predict when or for how long the Series will use such alternative strategies.

The Series is the successor for accounting purposes to the Managed Global Account of Separate Account D of Golden American. For additional information, see "Other Information-The History of the Managed Global Series."

GROWTH OPPORTUNITIES SERIES
The investment objective of the Growth Opportunities Series is capital apprecia-tion. The Series invests at least 65% of its total assets in equity securities of domestic companies. Although such companies may be of any size, the Series targets companies having total market capitalizations of $1 billion or more.
The Portfolio Manager for the Series is Montgomery Asset Management, LLC.
The Series emphasizes investments in common stock, but also invests in other types of equity securities and equity derivative securities. Current income from dividends, interest and other sources is only incidental. The Series also may invest up to 35% of its total assets in highly rated debt securities. The Port-folio Manager does not expect the Series to be consistently fully invested in equity securities. During periods that the Portfolio Manager deems appropriate, the Series may take a more defensive position and be significantly invested in cash and cash equivalents.

The Series seeks growth at a reasonable value, identifying companies with sound fundamental value and potential. The Series selects its investments based on a combination of quantitative screening techniques and fundamental analysis. The Series initially identifies a universe of investment candidates by screening companies based on changes in rates of growth and valuation ratios such as price to sales, price to earnings and price to cash flows. Through this process, the Series seeks to identify rapidly growing companies with reasonable valuations and accelerating growth rates, or having low valuations and initial signs of growth. The Series then subjects these companies to a rigorous fundamental analysis, focusing on balance sheets and income statements; company visits and discussions with management; contact with industry specialists and industry analysts; and review of the competitive environments

The Series may enter into repurchase agreements and reverse repurchase agree-ments, invest in U.S. Government securities, up to 10% of its total net assets in investment companies, leverage transactions, lend portfolio securities up to 30% of Series total net assets, when-issued and forward commitment securities, purchase and write put and call options on securities, currencies and stock indexes, write "covered" call and put options. The Series will not enter into any options on securities, securities indexes or currencies or related options (including options on futures) if the sum of the initial margin deposits and premiums paid for any such option or options would exceed 5% of its total assets, and it will not enter into options with respect to more than 25% of its total assets. The Series may borrow up to one-third of its total net assets, but will not purchase any securities while borrowings exceed 10%. The Series may invest in interest rate futures contracts or related options only if the sum of initial margin deposits on futures contracts, related options (including options on securities, securities indexes and currencies) and premiums paid for any such related options would exceed 5% of its total assets. The Series does not purchase futures contracts or related options if, as a result, more than one-third of its total assets would be so invested. The Series may invest in forward currency contracts, but may not invest more than one-third of its assets in such contracts. The Series may invest in futures, swaps, including equity swaps, and options on futures. The Series may invest up to 15% of its total net assets in illiquid securities. See "Description of Securities and Investment Techniques."

DEVELOPING WORLD SERIES
The investment objective of the Developing World Series is capital appreciation. The Series invests at least 65% of its total assets in equity securities of emerging market companies. Under normal conditions, the Series maintains investments in at least six "emerging market countries" at all times and invests no more than 35% of its total assets in any one such country. Emerging market countries are those countries having economies and markets generally considered by the World Bank or the United Nations to be emerging or developing. The Portfolio Manager for the Series is Montgomery Asset Management, LLC.

The Portfolio Manager currently regards the following to be emerging market countries: Latin America (Argentina, Brazil, Chile, Colombia, Costa Rica, Jamaica, Mexico, Peru, Trinidad and Tobago, Uruguay, Venezuela); Asia (Bangladesh, China, India, Indonesia, Korea, Malaysia, Pakistan, the Philippines, Singapore, Sri Lanka, Taiwan, Thailand, Vietnam); southern and eastern Europe (Czech Republic, Greece, Hungary, Poland, Portugal, Russia, Turkey); the Middle East (Israel, Jordan); and Africa (Egypt, Ghana, Ivory Coast, Kenya, Morocco, Nigeria, South Africa, Tunisia, Zimbabwe). In the future, the Series may invest in other emerging market countries.

The Series uses a proprietary, quantitative asset allocation model created by the Portfolio Manager. This model employs mean-variance optimization, a process used in developed markets based on modern portfolio theory and statistics. Mean-variance optimization helps determine the percent of assets to invest in each country to maximize expected returns for a given risk level. The Series' aims are to invest in those countries that are expected to have the highest risk/reward trade-off when incorporated into a total portfolio context. This "top-down" country selection is combined with "bottom-up" fundamental industry analysis and stock selection based on original research and publicly available information and company visits.

The Series invests primarily in common stock but also may invest in other types of equity and equity derivative securities. It may invest up to 35% of its total assets in debt securities, including up to 5% in debt securities rated below investment grade. See "Description of Securities and Investment Techniques" and the Statement of Additional Information.

The Series may invest in certain debt securities issued by the governments of emerging market countries that are, or may be eligible for, conversion into investments in emerging market companies under debt conversion programs sponsored by such governments. If such securities are convertible to equity investments, the Series deems them to be equity derivative securities.

The Series may enter into repurchase agreements, purchase U.S. Government securities, invest up to 10% of its total net assets in investment companies, leverage transactions, lend portfolio securities up to 30% of Series total net assets, invest in when-issued and forward commitment securities, purchase and write put and call options on securities, currencies and stock indexes, and write "covered" call and put options. The Series will not enter into any op-tions' transactions on securities, securities indexes or currencies or related options (including options on futures) if the sum of the initial margin deposits and premiums paid for any such option or options would exceed 5% of its total assets, and it will not enter into options' transactions with respect to more than 25% of its total assets. The Series may borrow up to one third of its total net assets, but will not purchase any securities while borrowings exceed 10%. The Series may invest in interest rate futures contracts or related op-tions only if the sum of initial margin deposits on futures contracts, related options (including options on securities, securities indexes and currencies) and premiums paid for any such related options would not exceed 5% of its total assets. The Series does not purchase futures contracts or related options if, as a result, more than one-third of its total assets would be so invested. The Series may invest in forward currency con-tracts, but may not invest more than one-third of its assets in such contracts. The Series may invest in futures, swaps, including equity swaps, and options on futures. The Series may invest up to 15% of its total net assets in illiquid securities. See "Description of Securities and Investment Techniques."

MID-CAP GROWTH SERIES
The investment objective of the Mid-Cap Growth Series is to obtain long-term growth of capital. The Series seeks to achieve its objective by investing primarily in equity securities of companies with medium market capitalization which the Portfolio Manager believes have above-average growth potential under normal circumstances. The Portfolio Manager for the Series is Massachusetts Financial Services Company.

Medium market capitalization companies whose market capitalization falls within the range of the Standard and Poor's MidCap 400 Index (the "S&P MidCap 400 Index") at the time of the Series' investment. The S&P MidCap 400 Index is a widely recognized, unmanaged index of mid-cap common stock prices. Companies whose capitalization falls outside this range after purchase continue to be considered medium-capitalization companies for purposes of the Series' investment policy. The Series may, but is not required to, purchase securities of companies included in the S&P MidCap 400 Index. This index is only used by the Series for purposes of defining the market capitalization range of companies in which the Series will invest; it is not intended to be used a benchmark against which the Series compares its investment performance. As of December 31, 1997, the S&P MidCap 400 Index included companies with capitalizations of between $213 million and $13.7 billion.

The Series may invest a significant portion of its assets in over-the-counter ("OTC") securities. OTC securities are any securities that are not listed on a major exchange but are, as their name implies, traded over the counter. Investing in securities traded on the OTC securities market can involve greater risk than is customarily associated with investing in securities traded on the New York or American Stock Exchanges since OTC securities are generally securities of companies which are smaller or newer than those listed on the New York or American Stock Exchange. For example, these companies often have limited product lines, markets, or financial resources, may be dependent for management on one or a few key persons, and can be more susceptible to losses. Also, their securities may be thinly traded (and therefore have to be sold at a discount from current prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts and may be subject to wider price swings and thus may create a greater risk of loss than securities of larger capitalization or established companies. Shares of the Series, therefore, are subject to greater fluctuation in value than shares of a conservative equity fund or of a growth fund which invests entirely in proven growth stocks.

Therefore, the Series is intended for long-term investors who understand and can accept the risks entailed in seeking long-term growth of capital. The Series is not meant to provide a vehicle for those who wish to play short-term swings in the stock market. Accordingly, an investment in shares of the Series should not be considered a complete investment program. Each prospective purchaser should take into account his investment objectives as well as his other investments when considering the purchase of shares of the Series.

Debt securities of issuers in which the Series may invest include all types of long- or short-term debt obligations, such as bonds, debentures, notes and commercial paper. Fixed income securities in which the Series may invest include securities in the lower rating categories of recognized rating agencies (and comparable unrated securities). Fixed income securities in which the Series may invest also include zero-coupon bonds, deferred interest bonds and bonds on which the interest is payable in kind. Such investments involve certain risks. See "Description of Securities and Investment Techniques-High Yield Bonds" and the Statement of Additional Information for a discussion of the risks involved in investing in lower-rated securities.

When the Portfolio Manager believes that investing for temporary defensive pur-poses is appropriate, such as during periods of unusual market conditions, part or all of the Series' assets may be temporarily invested in cash (including foreign currency) or cash equivalent short-term obligations including, but not limited to, certificates of deposit, commercial paper, short-term notes, obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, and repurchase agreements.

The Series may invest 20% or more of its net assets in foreign securities (not including American Depositary Receipts ("ADRs"), however, under normal market conditions, the Series expects to invest less than 35% of its net assets in foreign securities. The Series may invest up to 10% of its net assets in emerging markets or countries with limited or developing capital markets. Investing in securities of foreign issuers generally involves risks not ordinarily associated with investing in securities of domestic issuers. (See "Description of Securities and Investment Techniques-Foreign Securities" and the Statement of Additional Information for a discussion of the risks involved in foreign investing.)

The Series may invest in ADRs which are certificates issued by a U.S. depository (usually a bank) and represent a specified quantity of shares of an underlying non-U.S. stock on deposit with a custodian bank as collateral. Although ADRs are issued by a U.S. depository, they are subject to many of the risks of foreign securities such as changes in exchange rates and more limited infor-mation about foreign issuers.

The Series may also purchase illiquid or restricted securities (such as private placements). The Series' may not invest more than 15% of its net assets in illiquid securities.

The Series is classified as a "non-diversified" investment company as described above under "Diversification." See "Diversification" for risks associated with investing in a non-diversified Series.

While it is not generally the Series' policy to invest or trade for short-term profits, the Series may dispose of a portfolio security whenever the Portfolio Manager is of the opinion that such security no longer has an appropriate appreciation potential or when another security appears to offer relatively greater appreciation potential. Series changes are made without regard to the length of time a security has been held, or whether a sale would result in a profit or loss. Therefore, the rate of Series turnover is not a limiting factor when a change in the Series is otherwise appropriate. Because the Series is expected to have a Series turnover rate of over 100%, transaction costs incurred by the Series and the realized capital gains and losses of the Series may be greater than that of a Series with a lesser turnover rate.

The Series may also enter into repurchase agreements, lend securities, purchase securities on a "when-issued" or on a "forward delivery" basis (which means that the securities will be delivered to the Series at a future date usually beyond customary settlement time), invest in indexed securities (whose value is linked to foreign currencies, commodities, indexes, or other financial indicators), enter into mortgage "dollar roll" transactions with selected banks and broker-dealers, purchase restricted securities, corporate asset-backed securities, options on securities, options on stock indexes, options on foreign currencies, futures contracts, options on futures contracts and forward foreign currency exchange contracts.

All of the Series investments and transactions described in this section are described in greater detail in the Description of Securities and Investment Techniques section of this Prospectus and in the Statement of Additional Information.

RESEARCH SERIES
The investment objective of the Research Series is to provide long-term growth of capital and future income. The portfolio securities of the Research Series are selected by a committee of investment research analysts. This committee includes investment analysts employed not only by the Portfolio Manager but also by a wholly owned international subsidiary of the Portfolio Manager. The Series' assets are allocated among industries by the analysts acting together as a group. Individual analysts are then responsible for selecting what they view as the securities best suited to meet the Series' investment objective within their assigned industry responsibility. The Portfolio Manager for the Series is Massachusetts Financial Services Company.

The Series' policy is to invest a substantial proportion of its assets in the common stocks or securities convertible into common stocks of companies believed to possess better than average prospects for long-term growth. A smaller propor-tion of the assets may be invested in bonds, short-term obligations, preferred stocks or common stocks whose principal characteristic is income production rather than growth. Such securities may also offer opportunities for growth of capital as well as income. In the case of both growth stocks and income issues, emphasis is placed on the selection of progressive, well-managed companies. The Series' debt investments, if any, may consist of investment grade securities (e.g., rated Baa or better by Moody's Investor Services, Inc. ("Moody's") or BBB or better by Standard & Poor's Ratings Group ("Standard & Poor's")) and, with respect to no more than 10% of its net assets, securities in the lower rated categories (e.g., rated BA or lower by Moody's or BB or lower by Standard & Poor's or Fitch IBCA, Inc. ("Fitch")), or securities which the Portfolio Manager believes to be of similar quality to these lower rated securities (commonly known as "junk bonds"). For a description of bond ratings, see the Statement of Additional Information. It is not the Series' policy to rely exclusively on ratings issued by established credit rating agencies but rather to supplement such ratings with the Portfolio Manager's own independent and ongoing review of credit quality. The Series' achievement of its investment objective may be more dependent on the Portfolio Manager's own credit analysis than in the case of a Series investing in primari-ly higher quality bonds. From time to time, the Series' management will exercise its judgment with respect to the proportions invested in growth stocks, income-producing securities or cash (including foreign currency) and cash equivalents depending on its view of their relative attractiveness.

The Series may enter into repurchase agreements, make loans of its fixed income securities, invest in ADRs, invest up to 20% of its net assets in foreign securities (not including ADRs), invest in emerging markets or countries with limited or developing capital markets and purchase "Rule 144A securities." Investing in these type of securities involves certain risks. See "Description of Securities and Investment Techniques" and the Statement of Additional Inform-ation for a discussion of the risks involved with investing in the above listed securities transactions.

While it is not generally the Series' policy to invest or trade for short-term profits, the Series may dispose of a portfolio security whenever the Portfolio Manager is of the opinion that such security no longer has an appropriate appreciation potential or when another security appears to offer relatively greater appreciation potential. Series changes are made without regard to the length of time a security has been held, or whether a sale would result in a profit or loss. Therefore, the rate of Series turnover is not a limiting factor when a change in the Series is otherwise appropriate.

TOTAL RETURN SERIES
The primary investment objective of the Total Return Series is to obtain above-average income (compared to a Series entirely invested in equity securities) consistent with the prudent employment of capital. While current income is the primary objective, the Series believes that there should also be a reasonable opportunity for growth of capital and income, since many securities offering a better than average yield may also possess growth potential. Thus, in selecting securities for its Series, the Series considers each of these objectives. Under normal market conditions, at least 25% of the Series' assets will be invested in fixed income securities and at least 40% and no more than 75% of the Series' assets will be invested in equity securities. The Portfolio Manager for the Series is Massachusetts Financial Services Company.

The Series' policy is to invest in a broad list of securities, including short-term obligations. The list may be diversified not only by companies and industries, but also by type of security. Fixed income securities and equity securities (which include: common stocks and preferred stocks; securities such as bonds, warrants or rights that are convertible into stock; and depositary receipts for those securities) may be held by the Series. Some fixed income securities may also have a call on common stock by means of a conversion privilege or attached warrants. The Series may vary the percentage of assets invested in any one type of security in accordance with the Portfolio Manager's interpretation of economic and money market conditions, fiscal and monetary policy and underlying security values. The Series' debt, investments may consist of both investment grade securities (rated Baa or better by Moody's or BBB or better by Standard & Poor's, Fitch or Duff & Phelps Credit Rating Co. ("Duff") and securities that are unrated or are in the lower rating categories (rated BA or lower by Moody's or BB or lower by Standard & Poor's, Fitch or Duff) (commonly known as "junk bonds") including up to 20% of its assets in non-convertible fixed income securities that are in these lower rating categories and comparable unrated securities. Generally, most of the Series' long-term debt investments will consist of "investment grade" securities. See the Statement of Additional Information for a description of these ratings. It is not the Series' policy to rely exclusively on ratings issued by established credit rating agencies but rather to supplement such ratings with the Portfolio Manager's own independent and ongoing review of credit quality.

The Series may also invest in U.S. Government securities, including: (i) U.S. Treasury obligations, which differ only in their interest rates, maturities and times of issuance; U.S. Treasury bills (maturities of one year or less); U.S. Treasury notes (maturities of one to ten years); and U.S. Treasury bonds (generally maturities of greater than ten years), all of which are backed by the full faith and credit of the U.S.

Government; and (ii) obligations issued or guaranteed by U.S. Government agencies or instrumentalities, some of which are backed by the full faith and credit of the U.S. Treasury, e.g., direct pass-through certificates of GNMA; some of which are supported by the right of the issuer to borrow from the U.S. Government, e.g., obligations of Federal Home Loan Banks; and some of which are backed only by the credit of the issuer itself, e.g., obligations of the Student Loan Marketing Association.

The Series may invest in mortgage pass-through securities. Mortgage pass-through securities are securities representing interests in "pools" of mortgage loans. Monthly payments of interest and principal by the individual borrowers on mort-gages are passed through to the holders of the securities (net of fees paid to the issuer or guarantor of the securities) as the mortgages in the underlying mortgage pools are paid off. Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by GNMA); or guaranteed by U.S. Government-sponsored corporations (such as FNMA or FHLMC, which are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations). Mortgage pass-through securities may also be issued by non-govern-mental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers). Fixed income securities that the Series may invest in also include zero-coupon bonds, deferred interest bonds and bonds on which the interest is payable in kind ("PIK bonds"). See "Description of Securities and Investment Techniques" for a further discussion of these securities.

The Series may invest in ADRs which are certificates issued by a U.S. depository (usually a bank), that represent a specified quantity of shares of an underlying non-U.S. stock on deposit with a custodian bank as collateral. Although ADRs are issued by a U.S. depository, they are subject to many of the risks of foreign securities such as changes in exchange rates and more limited information about foreign issuers.

The Series may invest up to 20% (and generally expects to invest between 5% and 20%) of its net assets in foreign securities (including investments in emerging markets or countries with limited or developing capital markets) (not including
ADRs). Investing in securities of foreign issuers generally involves risks not ordinarily associated with investing in securities of domestic issuers. (See "Description of Securities and Investment Techniques-Foreign Investments" and the Statement of Additional Information for a discussion of the risks involved in foreign investing.)

In order to protect the value of the Series' investments from interest rate fluctuations, the Series may enter into various hedging transactions, such as interest rate swaps, and the purchase or sale of interest rate caps, floors and collars. (See the Statement of Additional Information for information relating to these transactions including related risks.)

The Series may purchase "Rule 144A securities"; enter into repurchase agreements; lend portfolio securities; purchase securities on a "when-issued" or on a "delayed delivery" basis; invest in indexed securities linked to foreign currencies, indexes, or other financial indicators; enter into mortgage "dollar roll" transactions; invest a portion of its assets in loan participations and other direct indebtedness; purchase restricted securities, corporate asset-backed securities, options on securities, options on stock indexes, options on foreign currencies, futures contracts, options on futures contracts and forward foreign currency exchange contracts. See "Description of Securities and Invest-ment Techniques" for more information regarding these transactions and the risks associated with them.

While it is not generally the Series' policy to invest or trade for short-term profits, the Series may dispose of a portfolio security whenever the Portfolio Manager is of the opinion that such security no longer has an appropriate appreciation potential or when another security appears to offer relatively greater appreciation potential. Series changes are made without regard to the length of time a security has been held, or whether a sale would result in a profit or loss. Therefore, the rate of Series turnover is not a limiting factor when a change in the Series is otherwise appropriate. Because the Series is expected to have a Series turnover rate of over 100%, transactions costs incur-red by the Series and the realized capital gains and losses of the Series may be greater than that of a Series with a lesser turnover rate.

GROWTH & INCOME SERIES
The investment objective of the Growth & Income Series is long-term total return. The Series will pursue this objective primarily by investing in equity and debt securities, focusing on small- and mid-cap companies that offer the potential for capital appreciation, current income, or both. The Portfolio Manager for the Series is Robertson, Stephens & Company Investment Management, L.P.

The Series will normally invest the majority of its assets in common and pre-ferred stocks, convertible securities, bonds, and notes. Although the Series will focus on companies with market capitalizations of up to $3 billion, the Series intends to remain flexible and may invest in securities of larger com-panies. The Series may also engage in short sales of securities it expects to decline in price. The Series may invest a substantial portion of its assets in securities issued by small, small-cap and mid-cap companies. Such companies may offer greater opportunities for capital appreciation than larger companies, but investments in such companies may involve certain special risks. See Des-cription of Securities and Investment Techniques-Small Companies" for a dis-cussion of such risks.

The Series may invest in securities principally traded in foreign markets and may buy or sell foreign currencies and options and futures contracts on foreign currencies for hedging purposes in connection with its foreign investments. The Series also may at times invest a substantial portion of its assets in securi-ties of issuers in developing countries. The Series may at times invest a sub-stantial portion of its assets in securities traded in the over- the-counter markets in such countries and not on any exchange, which may affect the liquidity of the investment and expose the Series to the credit risk of its counterparties in trading those investments. International investing in general may involve greater risks than U.S. investments. These risks may be intensified in the case of investments in emerging markets or countries with limited or developing capital markets.

The Series may invest without limit in debt securities and other fixed-income securities. The Series may invest in lower-quality, high yielding debt securi-ties. Lower-rated debt securities (commonly called "junk bonds") are considered to be of poor standing and predominantly speculative. The Series may at times invest in so-called "zero-coupon" bonds and "payment-in-kind" bonds. The Series will not necessarily dispose of a security when its debt rating is reduced below its rating at the time of purchase, although the Portfolio Manager will monitor the investment to determine whether continued investment in the security will assist in meeting the Series' investment objective Such investments involve cer-tain risks. See "Description of Securities and Investment Techniques."

To hedge against changes in net asset value or to attempt to realize a greater current return, the Series may use the following investment strategies and techniques. The Series may buy and sell put and call options; index futures contracts and options on index futures and on indexes; warrants on foreign securities indexes; purchase and sell options in the over-the-counter markets only when appropriate exchange-traded transactions are unavailable and when, in the opinion of the Portfolio Manager, the pricing mechanism and liquidity of the over-the-counter markets are satisfactory and the participants are responsible parties likely to meet their obligations. The Series will not purchase futures or options on futures or sell futures if, as a result, the sum of the initial margin deposits on the Series' existing futures positions and premiums paid for outstanding options on futures contracts would exceed 5% of the Series' assets. (For options that are "in-the-money" at the time of purchase, the amount by which the option is "in-the-money" is excluded from this calculation.) The Series may lend portfolio securities to broker-dealers and may enter into repurchase agreements.

At times the Series may invest more than 25% of its assets in securities of issuers in one or more market sectors such as, for example, the technology sector. A market sector may be made up of companies in a number of related industries. The Series would only concentrate its investments in a particular market sector if the Series' Portfolio Manager were to believe the investment return available from concentration in that sector justifies any additional risk associated with concentration in that sector. When the Series concentrates its investments in a market sector, financial, economic, business, and other developments affecting issuers in that sector will have a greater effect on the Series than if it had not concentrated its assets in that sector.

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
At times, the Series' Portfolio Manager may judge that market conditions make pursuing the Series' basic investment strategy inconsistent with the best interests of its shareholders. At such times, the Series' Portfolio Manager may temporarily use alternative strategies, primarily designed to reduce fluc-tuations in the values of the Series' assets. In implementing these "defensive" strategies, the Series may invest in U.S. Government securities, other high-quality debt instruments, and other securities the Series' Portfolio Manager believes to be consistent with the Series' best interests.

VALUE + GROWTH SERIES
The investment objective of the Value + Growth Series is capital appreciation. The Series invests primarily in growth companies with favorable relationships between price/earnings ratios and growth rates, in sectors offering the poten-tial for above-average returns. The Portfolio Manager for the Series is Robertson, Stephens & Company Investment Management, L.P.

In selecting investments for the Series, the primary emphasis of the Portfolio Manager, is typically on evaluating a company's management, growth prospects, business operations, revenues, earnings, cash flows, and balance sheet in relationship to its share price. The Portfolio Manager may select stocks which it believes are undervalued relative to the current stock price. Undervaluation of a stock can result from a variety of factors, such as a lack of investor recognition of (i) the value of a business franchise and continuing growth potential, (ii) a new, improved or upgraded product, service or business operation, (iii) a positive change in either the economic or business condition for a company, (iv) expanding or changing markets that provide a company with either new earnings direction or acceleration, or (v) a catalyst, such as an impending or potential asset sale or change in management, that could draw increased investor attention to a company. The Portfolio Manager also may use similar factors to identify stocks which it believes to be overvalued and may engage in short sales of such securities.

The Series may invest a substantial portion of its assets in securities issued by small companies. Such companies may offer greater opportunities for capital appreciation than larger companies, but investments in such companies may involve certain special risks. See "Description of Securities and Investment Techniques-Small Companies" for a discussion of such risks.

The Series may invest in securities principally traded in foreign markets and may buy or sell foreign currencies and options and futures contracts on foreign currencies for hedging purposes in connection with its foreign investments. The Series also may at times invest a substantial portion of its assets in securi-ties of issuers in developing countries and securities traded in the over-the-counter markets in such countries and not on any exchange, which may affect the liquidity of the investment and expose the Series to the credit risk of its counterparties in trading those investments. International investing in general may involve greater risks than U.S. investments. These risks may be intensified in the case of investments in emerging markets or countries with limited or developing capital markets. (See "Description of Securities and Investment Techniques").

The Series may invest in debt securities from time to time if the Portfolio Manager believes that it might help achieve the Series' objective. The Series may invest in debt securities to the extent consistent with its investment policies, although the Portfolio Manager expects that under normal circum-stances, the Series would not likely invest a substantial portion of its assets in debt securities. The Series will invest only in securities rated investment grade (generally securities rated Baa or better by Moody's or BBB or better by Standard & Poor's) or considered by the Portfolio Manager to be of comparable quality. Descriptions of the securities ratings assigned by Moody's and Standard & Poor's are contained in the Appendix of the Statement of Additional Information. The Series may at times invest in so-called "zero-coupon" bonds and "payment-in-kind" bonds. See "Descriptions of Securities and Investment Techniques-Zero-Coupon Bond." The Series will not necessarily dispose of a security when its debt rating is reduced below its rating at the time of pur-chase, although the Portfolio Manager will monitor the investment to determine whether continued investment in the security will assist in meeting the Series' investment objective.

To hedge against changes in net asset value or to attempt to increase its investment return the Series may buy and sell: put and call options; futures contracts; options on futures contracts; index futures contracts and options on index futures and on indexes; warrants foreign securities indexes; purchase no more than 25% of the value of its net assets long-term exchange-traded options called Long-Term Equity Anticipation

Securities ("LEAPs") and Buy-Write Option Unitary Derivatives ("BOUNDs"); and options in the over-the-counter markets but only when appropriate exchange-traded transactions are unavailable and when, in the opinion of the Portfolio Manager, the pricing mechanism and liquidity of over-the-counter markets are satisfactory and the participants are responsible parties likely to meet their obligations. The Series will not purchase futures or options on futures or sell futures if, a result, the sum of the initial margin deposits on the Series' existing futures position and premiums paid for outstanding options on futures contracts would exceed 5% of the Series' assets. (For options that are "in-the-money" at the time of purchase, the amount by which the options is "in-the-money is excluded from this calculation.)

At times the Series may invest more than 25% of its assets in securities of issuers in one or more market sectors such as, for example, the technology sector. A market sector may be made up of companies in a number of related industries. The Series would only concentrate its investments in a particular market sector if the Series' Portfolio Manager were to believe the investment return available from concentration in that sector justifies any additional risk associated with concentration in that sector. When the Series concentrates its investments in a market sector, financial, economic, business, and other developments affecting issuers in that sector will have a greater effect on the Series than if it had not concentrated its assets in that sector.

The Series may lend portfolio securities to broker-dealers and may enter into repurchase agreements. These transactions must be fully collateralized at all times, but involve some risk to the Series if the other party should default on its obligations and the Series is delayed or prevented from recovering the collateral.

At times, the Portfolio Manager may judge that market conditions make pursuing the Series' basic investment strategy inconsistent with the best interests of its shareholders. At such times, the Portfolio Manager may temporarily use alternative strategies, primarily designed to reduce fluctuations in the values of the Series' assets. In implementing these "defensive" strategies, the Series may invest in U.S. Government securities, other high-quality debt instruments, and other securities the Portfolio Manager believes to be consistent with the Series' best interests.

The length of time a Series has held a particular security is not generally a consideration in investment decisions. The investment policies of a Series may lead to frequent changes in the Series' investments, particularly in periods of volatile market movements. Such portfolio turnover generally involves some expense to a Series, including brokerage commissions or dealer markups and other transaction costs on the sale of securities and reinvestment in other securi-ties. Such sales may result in realization of taxable capital gains.

GLOBAL FIXED INCOME SERIES
The investment objective of the Global Fixed Income Series is to provide high total return. The Series will seek to achieve its objective by investing at least 65% in both domestic and foreign debt securities and related foreign currency transactions. The total return will be sought through a combination of current income, capital gains and gains in currency positions. The Portfolio Manager for the Series is Baring International Investment Limited.

Under normal market conditions, the Series will invest primarily in: (i) obliga-tions issued or guaranteed by foreign national governments, their agencies, instrumentalities, or political subdivisions (including any entity which is majority owned by such government, agency, instrumentality, or political sub-division); (ii) U.S. Government securities; and (iii) debt securities issued or guaranteed by supranational organizations, considered to be "government securi-ties." The Series may also invest in non-government foreign and domestic debt securities, including corporate debt securities, bank obligations, mortgage-backed or asset-backed securities, and repurchase agreements.

As a global portfolio, the Series may invest in securities issued in any cur-rency and may hold foreign currencies. Under normal conditions, the Series' Portfolio Manager expects that the Series generally will be invested in at least six different countries, including the U.S., although the Series may at times invest all of its assets in a single country. It is currently anticipated that the Series' assets will be invested principally within, or in the currencies of, Australia, Canada, Japan, New Zealand, the United States, Scandinavia, and West-ern Europe and in securities denominated in the currencies of those countries or denominated in multinational currency units, such as the European Currency Unit ("ECU"), which is a "basket" consisting of specified amounts of the currencies of certain states of the European Community. The specific amounts of currencies comprising the ECU may be adjusted by the Council of Ministers of the European Community to reflect changes in the relative values of the underlying currencies. Securities of issuers within a given country may be denominated in the currency of another country. In addi-tion, when the Series' Portfolio Manager believes that U.S. securities offer superior opportunities for achieving the Series' investment objective, or for temporary defensive purposes, the Series may invest substantially all of its assets in securities of U.S. issuers or securities denominated in U.S. dollars. The Series may also acquire securities and currency in less developed countries as well as in developing countries. International investing in general may in-volve greater risks than U.S. investments. These risks may be intensified in the case of investments in emerging markets or countries with limited or developing capital markets.

The Series is also authorized to invest in debt securities of supranational entities. A supranational entity is an entity designated or supported by the national government of one or more countries to promote economic reconstruction or development (i.e., the World Bank, the European Investment Bank and the Asian Development Bank). The Series is further authorized to invest in "semi-govern-mental securities," which are debt securities issued by entities owned by either a national, state or equivalent government or are obligations of one of such government jurisdictions which are not backed by its full faith and credit and general taxing powers.

The Series may invest in debt securities of any type of issuer, including foreign and domestic corporations, the 100 largest foreign commercial banks in terms of total assets, and other business organizations, domestic and foreign governments and their political subdivisions, including the U.S. Government, its agencies, and authorities or instrumentalities. The Series may invest in debt securities with varying maturities. Under current market conditions, it is ex-pected that the dollar-weighted average maturity of the Series' debt investments will not exceed 10 years. Generally, the average maturity of the Series' debt portfolio will be shorter when interest rates worldwide or in a particular coun-try are expected to rise, and longer when interest rates are expected to fall.
 To protect against credit risk, the Portfolio invests primarily in high-grade debt securities. At least 65% of the Series' investments will consist of secur-ities rated within the three highest rating categories of Standard & Poor's (AAA, AA, A) or Moody's (AAA, AA or A) or if unrated, will be considered by the Portfolio Manager to be of equivalent quality. The Series may engage in certain transactions, which include dollar roll transactions, reverse repurchase agree-ments, interest rate transactions, options on securities and indexes, futures and options on futures, options on foreign currencies, foreign exchange trans-actions and over the counter options. (See "Description of Securities and Investment Techniques.")

The Series is classified as a "non-diversified" investment company as described above under "Diversification." See "Diversification" for risks associated with investing in a non-diversified Series.

The Series' net asset value per share fluctuates, depending on (i) current worldwide market interest rates, (ii) the value of the currencies in which the Portfolio's securities are denominated when compared to the U.S. dollar, (iii) the success of the Portfolio Manager's currency hedging techniques, and (iv) the creditworthiness of the issuers in which the Series is invested. In pursuing the Series' investment objective, however, the Portfolio Manager actively manages the Series in an effort to minimize the effect of such factors on the Series' net asset value per share. The Portfolio Manager allocates the Series' invest-ments among those markets, issuers and currencies which it believes offer the most attractive combination of high income and principal stability. In evaluat-ing investments for the Series, the Portfolio Manager analyzes relative yields and the appreciation potential of securities in particular markets; world inter-est rates and monetary trends; economic, political and financial market condi-tions in different countries; credit quality; and the relationship of individual foreign currencies to the U.S. dollar. The Portfolio Manager also relies on internally and externally generated financial, economic, and credit research to evaluate alternative investment opportunities.

The Series may adjust its portfolio as it deems advisable in view of prevailing or anticipated market conditions to accomplish the Series' investment objective. For example, the Portfolio may sell portfolio securities in anticipation of a movement in interest rates. Frequency of portfolio turnover will not be a limit-ing factor if the Portfolio considers it advantageous to purchase or sell secur-ities. The Portfolio Manager anticipates that the Series portfolio turnover rate generally will not exceed 300%. A higher rate of portfolio turnover may result in correspondingly higher portfolio transaction costs which would have to be borne directly by the Trust and ultimately by the shareholders.

LIQUID ASSET SERIES
The investment objective of the Liquid Asset Series is to achieve a high level of current income consistent with the preservation of capital and liquidity. The Portfolio Manager for the Series is ING Investment Management, LLC.

In managing the Series, the Portfolio Manager employs a number of professional money management techniques, including varying the composition of investments and the average maturity of the portfolio based upon the Portfolio Manager's assessment of the relative values of the various money market securities and future interest rate patterns. These assessments will change in response to changing economic and money market conditions and to shifts in fiscal and mone-tary policy. The Portfolio Manager also seeks to improve yield by taking advan-tage of yield disparities that regularly occur in the money markets. For example, market conditions frequently result in similar securities trading at different prices. Also, there are frequently differences in the yield between the various types of money market securities. The Series seeks to enhance yield by purchasing and selling securities based upon these yield disparities.

The Series invests in one or more of the following:

     (i) U.S. Government Securities. Obligations of the U.S. Government and its agencies and instrumentalities maturing in 13 months or less from the date of acquisition or purchased pursuant to repurchase agreements that provide for repurchase by the seller within 13 months from the date of acquisition;

    (ii) Bank Obligations. Obligations of commercial banks (including foreign branches), savings and loan associations, and foreign banks with maturities not exceeding 13 months. Such obligations include nego-tiable certificates of deposit, variable rate certificates of deposit, bankers' acceptances, fixed time deposits, and commercial paper. Bank money market instruments in which the Series may invest must be issued by depository institutions with total assets of at least $1 billion, except that up to 10% of total assets may be invested in certificates of deposit of smaller institutions if such certificates of deposit are federally insured. Fixed time deposits, unlike negotiable cer-tificates of deposit, generally do not have a market and may be sub-ject to penalties for early withdrawal of funds;

   (iii) Commercial Paper. Short-term unsecured promissory notes with matur-ities not exceeding nine months issued in bearer form by bank holding companies, corporations, and finance companies; and

    (iv) Short-Term Corporate Debt Securities. Corporate debt securities (other than commercial paper) maturing in 13 months or less.

The Series may invest only in U.S. dollar denominated money market instruments that present minimal credit risk and, with respect to at least 95% of its total assets, measured at the time of investment, that are of the highest quality. The Portfolio Manager shall determine whether a security presents minimal credit risk under procedures adopted by the Trust's Board of Trustees. A money market instrument will be considered to be of highest quality under standards adopted by the Board of Trustees and consistent with applicable Securities and Exchange Commission ("SEC") rules relating to money market funds. With respect to no more than 5% of its total assets, measured at the time of investment, the Series may also invest in money market instruments that are rated in the second highest rating category for short-term debt obligations. A money market instrument will be considered to be in the second-highest rating category under the standards described above.

The Series may not invest more than 5% of its total assets, measured at the time of investment, in securities of any one issuer, except that this limitation shall not apply to U.S. Government securities and repurchase agreements thereon. The Series may not invest more than the greater of 1% of its total assets or $1,000,000, measured at the time of investment, in securities of any one issuer that are rated in the second-highest rating category, except that this limitation shall not apply to U.S. Government securities. In the event that an instru- ment acquired by the Series is down-graded or otherwise ceases to be of the quality that is eligible for the Series, the Portfolio Manager, under procedures approved by the Board of Trus-tees (or the Board of Trustees itself if the Portfolio Manager becomes aware an unrated security is downgraded below high quality (within the first or second highest rating category) and the Portfolio Manager does not dispose of the security or such security does not mature within five business days), shall promptly reassess whether such security presents minimal credit risk and determine whether to retain the instrument.

From time to time, in the ordinary course of business, the Series may purchase securities on a when-issued or delayed delivery basis. The Series shall engage only in short sales "against the box." The Series may also enter into repur-chase agreements; the Series may purchase mortgage-backed securities, invest up to 10% in illiquid securities and may borrow up to 10% of its net assets to purchase securities and up to 25% of its net assets for temporary purposes. In connection with permissible borrowings the Series may transfer as collateral securities owned by the Series. See "Description of Securities and Investment Techniques" for descriptions of these techniques.

The Series seeks to maintain a net asset value of $1.00 per share for purposes of purchases and redemptions; however, there can be no assurance that the net asset value will not vary. The Series will be affected by general changes in interest rates resulting in increases or decreases in the value of the obliga-tions held by the Series.

-------------------------------------------------------------------------------
MANAGEMENT OF THE TRUST
The business and affairs of the Trust are managed under the direction of the Board of Trustees. The Trustees are J. Michael Earley, R. Barbara Gitenstein, Robert A. Grayson, Elizabeth J. Newell, Stanley B. Seidler and Roger B. Vincent. The Executive Officers of the Trust are Barnett Chernow, Myles R. Tashman and Mary Bea Wilkinson. Additional information about the Trustees and officers of the Trust may be found in the Statement of Additional Information under the heading "Management of the Trust."

THE MANAGER
Directed Services, Inc. ("DSI" or the "Manager") serves as the Manager to the Trust pursuant to a Management Agreement with the Trust. DSI is a New York cor-poration and is a wholly owned subsidiary of ING. DSI is registered with the SEC as an investment adviser and a broker-dealer. The Trust currently offers shares of its operating Series to, among others, separate accounts of Golden American to serve as the investment medium for Variable Contracts issued by Golden American. DSI is the principal underwriter and distributor of the Variable Contracts issued by Golden American. Golden American is a stock life insurance company organized under the laws of the State of Delaware. Prior to December 30, 1993, Golden American was a Minnesota corporation. Golden American is a wholly owned subsidiary of ING. One of the Portfolio Managers, ING Investment Management, LLC is an affiliate of DSI and Golden American. Prior to October 24, 1997, DSI was a wholly owned subsidiary of Equitable of Iowa Companies and an affiliate of one of the Portfolio Managers, Equitable Inves-tment Services, Inc.

DSI performs the activities described above in this Prospectus and below under the caption "Distributor." Under the Management Agreement, DSI has overall re-sponsibility, subject to the supervision of the Board of Trustees, for engaging Portfolio Managers and for monitoring and evaluating the management of the assets of each Series by the Portfolio Managers. The Manager is also responsible for monitoring and evaluating the Portfolio Managers on a periodic basis, and will consider their performance records with respect to the investment objec-tives and policies of each Series. The Manager may, if appropriate, recommend that the Trustees consider a change in the Portfolio Manager, although the Manager does not expect to recommend frequent changes in Portfolio Managers as a matter of operating procedure for the Series.

As Manager, DSI is responsible, subject to the supervision of the Board of Trus-tees, for providing administrative and other services necessary for the ordinary operation of the Series in addition to advisory services. The Manager provides the overall business management and administrative services necessary for the Series' operation and provides or procures the services and information neces-sary to the proper conduct of the business of the Series. The Manager is responsible for providing or pro-curing, at the Manager's expense, the services reasonably necessary for the ordinary operation of the Series, including custodial, administrative, transfer agency, portfolio accounting, dividend disbursing, auditing, and ordinary legal services. The Manager also acts as liaison among the various service providers to the Series, including the custodian, portfolio accounting agent, Portfolio Managers, and the insurance company or companies to which the Series offer their shares. The Manager is also responsible for ensuring that the Series operate in compliance with applicable legal requirements and for monitoring the Portfolio Managers for compliance with requirements under applicable law and with the investment policies and restrictions of the Series. DSI does not bear the ex-pense of brokerage fees and other transactional expenses for securities or other assets (which are generally considered part of the cost for the assets), taxes (if any) paid by a Series, interest on borrowing, fees and expenses of the independent trustees, and extra- ordinary expenses, such as litigation or indemnification expenses.

Pursuant to the Management Agreement, the Manager is authorized to exercise full investment discretion and make all determinations with respect to the investment of a Series' assets and the purchase and sale of portfolio securities for one or more Series in the event that at any time no Portfolio Manager is engaged to manage the assets of a Series. The Management Agreement may be terminated with-out penalty by the vote of the Board of Trustees or the shareholders of the Series, or by the Manager, upon 60 days' written notice by the Board or the Manager, and will terminate automatically if assigned as that term is described in the Investment Company Act of 1940.

The Trust pays the Manager for its services under the Management Agreements a fee, payable monthly, based on the average daily net assets of the Series at the following annual rates of the average daily net assets of the Series:

Series                             Fee (based on combined assets of the
                                        indicated groups of Series)
-------------------------------    ---------------------------------------------

Multiple Allocation, Fully         1.00% on the first $750 million in combined
Managed, Hard Assets, Real            assets of these Series;
Estate, All-Growth, Capital        0.95% on the next $1.250 billion;
Appreciation, Rising Dividends,    0.90% on the next $1.5 billion; and
Value Equity, Strategic Equity,    0.85% on the amount in excess of $3.5 billion
and Small Cap

Mid-Cap Growth, Total Return,      1.00% of first $250 million in combined
and Research                          assets of these Series;
                                   0.95% of next $400 million;
                                   0.90% of next $450million; and
                                   0.85% of amount in excess of $1.1 billion

Growth & Income, Value +           1.10% of first $250 million;
Growth, and Growth                 1.05% of next $400 million;
Opportunities                      1.00% of next $450 million; and
                                   0.95% of amount in excess of $1.1 billion

Managed Global                     1.25% on the first $500 million; and
                                   1.05% on the amount in excess of $500 million

Global Fixed Income                1.60%

Emerging Markets and               1.75%
Developing World

Limited Maturity Bond              0.60% on the first $200 million in combined
and Liquid Asset                       assets  of these Series;
                                   0.55% on the next $300 million; and
                                   0.50% on the amount in excess of $500 million

As compensation for its services during the most recent fiscal year, the Trust, pursuant to the Management Agreement, paid the Manager fees which represented the following percentage of each Series' average daily net assets: Multiple
 Allocation Series - 0.99%; Fully Managed Series - 0.99%; Limited Maturity Bond Series - 0.60%; Hard Assets Series - 0.99%; Real Estate Series - 0.99%; All-Growth Series - 0.99%; Capital Appreciation Series - 0.99%; Rising Dividends Series - 0.99%; Value Equity Series - 0.99%; Strategic Equity Series - 0.99%; Emerging Markets Series - 1.67%; Liquid Asset Series - 0.60%; Managed Global - 1.25% and Small Cap Series - 0.99%. The Growth Opportunities, Developing World, Mid-Cap Growth, Total Return, Research, Growth & Income, Value + Growth and Global Fixed Income Series had not commenced operations as of the end of December 31, 1997. For more information on the Management Agreement, see the Statement of Additional Information.

The Trust is distinct in that the expense structure of most Series is simpler and more predictable than most mutual funds. For all Series many of the ordinary expenses for each Series, including custodial, administrative, transfer agency, portfolio accounting, auditing, and ordinary legal expenses are paid by the Manager; whereas, most mutual funds for these expenses directly from their own assets.

THE PORTFOLIO MANAGERS
The Trust and the Manager have entered into Portfolio Management Agreements with each of the Portfolio Managers. Under these Agreements, the Portfolio Manager of each Series has full investment discretion and makes all determinations with respect to the investment of a Series' assets and the purchase and sale of port-folio securities and other investments. The Portfolio Management Agreements may be terminated without penalty by the vote of the Board of Trustees or the share-holders of a Series, by the Portfolio Manager, or by the Manager, on 60 days' written notice by any party to a Portfolio Management Agreement and will ter-minate automatically if assigned as that term is described in the Investment Company Act of 1940. A description of each Portfolio Manager follows.

ZWEIG ADVISORS INC.
The Portfolio Manager to the Multiple Allocation Series and the Strategic Equity Series is Zweig Advisors Inc., located at 900 Third Avenue, New York, NY 10022. The Portfolio Manager was organized on May 7, 1986 and currently serves as investment adviser to The Zweig Fund, Inc., a closed-end, diversified management investment company.

The asset allocation strategy for the Multiple Allocation Series is determined by Dr. Martin E. Zweig, the day-to-day stock selection is made by Mr. Jeffrey Lazar, and the day-to-day bond selection is made by Mr. Carlton Neel. The asset allocation strategy for the Strategic Equity Series is determined by Dr. Martin
E. Zweig and the portfolio decisions for the Series are made by Mr. David
Katzen.

Dr. Zweig, the President of the Portfolio Manager, has been engaged in the business of providing investment advisory and portfolio management services for over 25 years. He is the President and/or Chairman of investment advisory firms which, as of December 31, 1997, managed in excess of $7 billion in assets. Dr. Zweig owns approximately 60% of the outstanding shares of the Portfolio Manager.

Mr. Lazar is a Vice President of the Portfolio Manager and has been controller of the Portfolio Manager since 1986. Mr. Lazar has also been Vice President of The Zweig Fund, Inc. since 1987 and Vice President of The Zweig Total Return Fund, Inc. since its inception in 1988.

Mr. Katzen is a Vice President of the Portfolio Manager and has held senior positions with affiliates of the Portfolio Manager for more than five years. Mr. Katzen is a Senior Vice President of The Zweig Series Trust mutual fund and has been the Portfolio Manager of its Zweig Strategy Fund and Zweig Appreciation Fund since their inceptions.

Mr. Neel joined the Portfolio Manager in June 1995. Mr. Neel is a First Vice President of The Zweig Series Trust mutual fund and has been the Portfolio Manager for its Zweig Managed Assets and Government Securities Series since July 1995. Prior to joining the Portfolio Manager, Mr. Neel was a Vice President with J.P. Morgan & Co., Inc.

Pursuant to the Portfolio Management Agreement, the Manager (and not the Trust) pays Zweig Advisors Inc. a monthly fee equal to an annual rate of 0.50% of the average daily net assets of the Multiple Allocation Series and 0.50% of the average daily net assets of the Strategic Equity Series.

T. ROWE PRICE ASSOCIATES, INC.
The Portfolio Manager to the Fully Managed Series is T. Rowe Price Associates, Inc. ("T. Rowe Price"), located at 100 East Pratt St., Baltimore, MD 21202. T. Rowe Price was founded in 1937 by the late Thomas Rowe Price, Jr. As of December 31, 1997, the firm and its affiliates managed over $126 billion in assets.

With respect to its investment management of the Fully Managed Series, the Port-folio Manager has an Investment Advisory Committee composed of the following members: Richard P. Howard, Chairman; Arthur B. Cecil, III; Charles A. Morris; Charles M. Ober and Brian C Rogers. The Committee Chairman has day-to-day re-sponsibility for managing the Fully Managed Series and works with the Committee in developing and executing the Fully Managed Series' investment program. Mr. Howard has been Chairman of the Committee since 1989. He joined T. Rowe Price in 1982 and has been managing investments since 1989.

From the Fully Managed Series' commencement of operations through December 31, 1994, Weiss, Peck & Greer Advisers, Inc. served as Portfolio Manager.

Pursuant to a Portfolio Management Agreement, the Manager (and not the Trust) pays T. Rowe Price a monthly fee equal to an annual rate of 0.50% of the average daily net assets of the Fully Managed Series.

PUTNAM INVESTMENT MANAGEMENT, INC.
The Portfolio Manager to the Emerging Markets Series and Managed Global Series is Putnam Investment Management, Inc. ("Putnam"), located at One Post Office Square, Boston, Massachusetts 02109 has been managing mutual funds since 1937. Putnam is wholly owned by Putnam Investments, Inc., is in turn wholly owned by Marsh & McLennan Companies, Inc., a publicly traded company. As of December 31, 1997, Putnam and its affiliates managed approximately $235 billion of assets.

Both the Managed Global Series and the Emerging Markets Series are managed by committees of Portfolio Managers at Putnam.

Pursuant to the Portfolio Management Agreement, the Manager (and not the Trust) pays Putnam a monthly fee equal to an annual rate of 1.00% of the first $150 million, 0.95% of the next $150 million and 0.85% of over $300 million of average daily net assets of the Emerging Markets Series; and 0.70% of the first $300 million and 0.60% over $300 million of average daily net assets of the Managed Global Series.

Putnam assumed portfolio management of the Emerging Markets Series and Managed Global Series on March 3, 1997. From the Emerging Markets Series' commencement of operations on October 4, 1993 to March 3, 1997, Bankers Trust Company served as the Emerging Markets Series' Portfolio Manager. Warburg, Pincus Counsellors, Inc. served as Portfolio Manager of the Managed Global Series or its predeces-sor, the Managed Global Account of Separate Account D of Golden American Life Insurance Company, from July 1, 1994 until March 3, 1997. Prior to that, a different firm served as Portfolio Manager.

VAN ECK ASSOCIATES CORPORATION
The Portfolio Manager to the Hard Assets Series is Van Eck Associates Corpora-tion ("Van Eck"), located at 99 Park Avenue, New York, New York 10016. Van Eck acts as investment adviser to ten other mutual funds and portfolios of pension plans with similar investment objectives to the Hard Assets Series. In addi-tion, the Portfolio Manager acts as an adviser to nine other mutual funds with investment objectives different from the Hard Assets Series. John C. van Eck and members of his family own 100% of the stock of Van Eck.

Henry J. Bingham, Executive Managing Director of van Eck in conjunction with Derek van Eck and other members of Van Eck's Hard Assets group, is primarily responsible for the day-to-day management of the Hard Assets Series. Mr. Bingham has served in that capacity since the Series' commencement of opera-tions. Over the past five years, Mr. Bingham has served as an officer and Port-folio Manager for mutual funds for which Van Eck Associates Corporation serves as investment adviser or sub-investment adviser.

Mr. Derek van Eck is Director of Global Investments and Executive Vice President of Van Eck since 1993 and an officer of other mutual funds advised by Van Eck since 1988. During 1991-93, Mr. van Eck completed MBA course requirements. He has been serving in his current capacity with the Series since July 1995.

Total aggregate assets under management of Van Eck Associates Corporation as of December 31, 1997 were approximately $1.4 billion.

Pursuant to the Portfolio Management Agreement, the Manager (and not the Trust) pays Van Eck Associates Corporation a monthly fee equal to an annual rate of 0.50% of the average daily net assets of the Hard Assets Series.

PILGRIM BAXTER & ASSOCIATES, LTD.
The Portfolio Manager to the All-Growth Series is Pilgrim Baxter & Associates, Ltd. ("Pilgrim Baxter"), located at 825 Duportail Road, Wayne, Pennsylvania 19087. Pilgrim Baxter, a Delaware corporation, was founded in 1982 and is a wholly owned subsidiary of United Asset Management Corporation, a publicly traded company. Pilgrim Baxter is a professional investment management firm which provides advisory services to pension and profit sharing plans, charitable institutions, corporations, trust and estates, and other investment companies. As of December 31, 1997, Pilgrim Baxter managed approximately $14.7 billion of assets, including approximately $9.7 billion of investment company assets.

As of January 29, 1998, Jeffrey A. Wrona, CFA, assumed the responsibility for management of the All-Growth Series. Mr. Wrona has been an investment profes-sional with Pilgrim Baxter since 1997. Prior to coming to Pilgrim Baxter, Mr. Wrona worked as a Senior Portfolio Manager at Munder Capital Management for seven years.

Pursuant to the Portfolio Management Agreements, the Manager (and not the Trust) pays Pilgrim Baxter a monthly fee equal to an annual rate of 0.55% of the aver-age daily net assets of the All-Growth Series.

Pilgrim Baxter assumed portfolio management of the All-Growth Series on February 3, 1997. Warburg Pincus Investment Management, Inc., formerly named Warburg, Pincus Counsellors, Inc., served as Portfolio Manager to the Series from July 1, 1994 until February 3, 1997. Prior to that date, a different firm served as Portfolio Manager to the Series.

CHANCELLOR LGT ASSET MANAGEMENT, INC.
The Portfolio Manager to the Capital Appreciation Series is Chancellor LGT Asset Management, Inc. ("Chancellor LGT"), located at 1166 Avenue of the Americas, New York, New York 10036.

The Portfolio Manager is a wholly owned subsidiary of Liechtenstein Global Trust, AG ("LGT"). Prior to October 31, 1996, the Series was managed by Chancellor LGT's affiliate, Chancellor Trust Company ("Chancellor").

LGT and its worldwide affiliates provide global asset management and private banking products, and as of December 31, 1997 were entrusted with approximately $82 billion in institutional and individual client assets. LGT is controlled by the Prince of Liechtenstein Foundation, which serves as the parent organization for various business enterprises of the Princely Family of Liechtenstein.

On January 30, 1998, AMVESCAP PLC, a global investment management firm ("AMVESCAP"), entered into an agreement with LGT to acquire LGT's Asset Manage-ment Division, which includes Chancellor LGT. The transaction is expected to close during the second quarter of 1998. AMVESCAP is focused solely on institu-tional and retail investment management, and has a strong track record of acquiring companies and allowing their investment capabilities to operate in parallel. This transaction will likely result in the termination of the Port-folio Management Agreement among the Trust, DSI and Chancellor LGT. It is expected that the Trust's Board of Trustees will consider before that time a new Portfolio Management Agreement with Chancellor LGT. Any such agreement, which would be substantially identical to the current agreement, would be subject to approval by shareholders of the Trust.

The individual responsible for the management of the Capital Appreciation Series is Ted Ujazdowski. Mr. Ujazdowski has served as Managing Director of Chancellor LGT since 1989. Pursuant to the Portfolio Management Agreement, the Manager (and not the Trust) pays Chancellor LGT a monthly fee equal to an annual rate of 0.50% of the average daily net assets of the Capital Appreciation Series.

KAYNE ANDERSON INVESTMENT MANAGEMENT, LLC
The Portfolio Manager to the Rising Dividends Series is Kayne Anderson Invest-ment Management, LLC ("Kayne Anderson"), located at 1800 Avenue of the Stars, Suite 200, Los Angeles, California, 90067. The Portfolio Manager is a registered investment adviser under the Investment Advisors Act of 1940, as amended. It was organized on June 29, 1994 as a California limited partnership and changed its form of organization to a California limited liability company during 1997.

Kayne Anderson (in its original form) has been in the business of furnishing investment advice to institutional and private clients since 1984, when founded by Richard A. Kayne and John E. Anderson. Messrs. Kayne, Anderson and Allan M. Rudnick own in the aggregate over 80% of Kayne Anderson. As of June 30, 1997, Kayne Anderson managed portfolios which, in the aggregate, amounted to approx-imately $2.7 billion.

Mr. Rudnick is the Senior Portfolio Manager responsible for the management of the Rising Dividends Series since its inception. Prior to August, 1989, Mr. Rudnick was President of Pilgrim Asset Management and Chief Investment Officer of the Pilgrim Group of Mutual Funds.

Prior to January 1, 1995, Kayne, Anderson Investment Management, Inc. served as Portfolio Manager to the Rising Dividends Series. From January 1, 1995 to September 30, 1997, the Portfolio Manager was Kayne Anderson Investment Manage-ment, L.P. ("KAIMLP"). On September 30, 1997, KAIMLP was merged into Kayne Anderson. KAIMLP had become the Portfolio Manager pursuant to a substitution agreement. No change in the personnel managing the Rising Dividends Series resulted from such substitution.

Pursuant to the Portfolio Management Agreement, the Manager (and not the Trust) pays Kayne Anderson a monthly fee equal to an annual rate of 0.50% of the average daily net assets of the Rising Dividends Series.

EAGLE ASSET MANAGEMENT, INC.
The Portfolio Manager to the Value Equity Series is Eagle Asset Management, Inc. ("Eagle"), located at 880 Carillon Parkway, St. Petersburg, Florida 33716. The Portfolio Manager is a registered investment adviser organized on February 8, 1984 as a Florida corporation. Eagle currently has approximately $3.5 billion in client assets under management.

The individual responsible for the day-to-day operation of the Series' invest-ments since September 1, 1996, is Michael J. Chren. Until assuming responsibil-ities for the Series, Mr. Chren was Co-Portfolio Manager of Eagle's Equity Income Division since January, 1996 and was a research analyst for Eagle since 1994. Prior to joining Eagle in 1993, Mr. Chren served as an investment analyst since 1986: with Bear, Stearns, with Raymond James & Associates, Inc. from 1991 to 1992, and with Junction Advisors, Inc. from 1989 to 1990.

Eagle is in the business of managing institutional clients and individual accounts on a discretionary basis. Eagle is a wholly owned subsidiary of Raymond James Financial, Inc., a publicly traded company whose shares are listed on the New York Stock Exchange. Thomas A. James is the principal shareholder of Raymond James Financial, Inc.

Pursuant to a Portfolio Management Agreement, the Manager (and not the Trust) pays Eagle a monthly fee equal to an annual rate of 0.50% of the average daily net assets of the Value Equity Series.

EII REALTY SECURITIES, INC.
The Portfolio Manager to the Real Estate Series is EII Realty Securities, Inc., located at 667 Madison Avenue, 16th Floor, New York, NY 10021.

The Portfolio Manager is a professional investment adviser which, with its affiliates, has provided services to employee benefit plans, corporations, and high net worth individuals, both foreign and domestic, since 1983. As of December 31, 1997, the Portfolio Manager and/or its affiliates had investment management authority with respect to approximately $1.8 billion of real estate securities assets. The Portfolio Manager is a wholly owned subsidiary of European Investors Incorporated.

Richard J. Adler, Managing Director, and Cydney C. Donnell, Managing Director of the Portfolio Manager, are the individuals primarily responsible for the day-to-day operation of the Series. For the past ten years, they have been Portfolio Managers or real estate securities analysts for the Portfolio Manager and its affiliates.

From the Trust's commencement of operations through December 20, 1991, Cohen & Steers Capital Management, Inc. served as Portfolio Manager for the Real Estate Series. Chancellor Trust Company and its affiliate, Chancellor Capital Manage-ment, Inc., assumed management of the Series from December 21, 1991 to December 31, 1994.

Pursuant to a Portfolio Management Agreement, the Manager (and not the Trust) pays the Portfolio Manager a monthly fee equal to an annual rate of 0.50% of the average daily net assets of the Real Estate Series.

FRED ALGER MANAGEMENT, INC.
The Portfolio Manager to the Small Cap Series is Fred Alger Management, Inc., located at 75 Maiden Lane, New York, NY 10038. The Portfolio Manager has been in the business of providing investment advisory services since 1964 and, as of January 31, 1998, had approximately $7.8 billion under management, $4.5 billion in mutual fund accounts and $3.3 billion in other advisory accounts. The Port-folio Manager is owned by Fred Alger & Company, Incorporated ("Alger Inc."), which in turn is owned by Alger Associates, Inc., a financial services holding company. Fred M. Alger III and his brother, David D. Alger, are the majority shareholders of Alger Associates, Inc. and may be deemed to control that company and its subsidiaries.

David D. Alger, President of the Portfolio Manager, is primarily responsible for the day-to-day management of the Series. He has been employed by the Portfolio Manager as Executive Vice President and Director of Research since 1971 and as President since 1995 and he serves as Portfolio Manager for other mutual funds and investment accounts managed by the Portfolio Manager. Also participating in the management of the Series are Ronald Tartaro and Seilai Khoo. Mr. Tartaro has been employed by the Portfolio Manager since 1990 and he serves as a senior research analyst. Prior to 1990, he was a member of the technical staff at AT&T Bell Laboratories. Ms. Khoo has been employed by the Portfolio Manager since 1989 and she serves as a senior research analyst.

Pursuant to a Portfolio Management Agreement, the Manager (and not the Trust) pays the Portfolio Manager a monthly fee equal to an annual rate of 0.50% of the average daily net assets of the Small Cap Series.

ING INVESTMENT MANAGEMENT, LLC
The Portfolio Manager to the Limited Maturity Bond Series and the Liquid Asset Series is ING Investment Management, LLC ("IIM LLC"), located at 5780 Powers Ferry Road, N.W., Suite 300, Atlanta, Georgia 30327-4349. The Portfolio Manager is a limited liability corporation, incorporated in Delaware, which is engaged in the business of providing investment advice to affiliated insurance companies possessing portfolios which, as of December 31, 1997, were valued at $12 billion. The Portfolio Manager is a wholly owned subsidiary of ING and is affiliated with DSI. The Portfolio Manager is also a sub-adviser to the Equi-Select Series Trust, a registered investment company that serves as the invest-ment vehicle underlying certain variable annuity contracts issued by Equitable Life Insurance Company of Iowa and Golden American.

Robert F. Bowman has served as the senior Portfolio Manager responsible for the day-to-day management of the Limited Maturity Bond Series since August, 1996. Mr. Bowman has been employed by the Portfolio Manager since January 2, 1998. Prior to that, he served as the Series' Portfolio Manager while working for Equitable Investment Services, Inc. ("EISI"). He joined EISI as Executive Vice President in 1986, and has over 18 years of direct investment experience.

Under the Portfolio Management Agreement, the Manager (and not the Trust) pays IIM LLC a fee, payable monthly, based on the average daily net assets of the Limited Maturity Bond Series at the following annual rates of the average daily net assets of the Series: 0.30% of the first $25 million; 0.25% of the next $50 million; 0.20% of the next $75 million; and 0.15% of the amount over $150 million, subject to a minimum annual fee of $35,000 (payable at the end of each calendar year). The Manager (and not the Trust) pays ING Investment Management, LLC, a fee, payable monthly, based on the average daily net assets of the Liquid Asset Series at the following annual rates of the average daily net assets of the Series: 0.20% of the first $25 million; 0.15% of the next $50 million; and 0.10% of the amount over $75 million, subject to a minimum annual fee of $35,000 (payable at the end of each calendar year).

IIM LLC or its affiliate EISI have served as Portfolio Manager to the Limited Maturity Bond and the Liquid Asset Series since August 13, 1996. IIM LLC assumed portfolio management responsibilities for the Limited Maturity Bond and Liquid Assets Series on January 2, 1998. EISI served as Portfolio Manager from August 14, 1996 through January 1, 1998. Bankers Trust Company served as Port-folio Manager from May 1, 1992 through August 13, 1996. Prior to that date, a different firm served as Portfolio Manager to both Series.

MONTGOMERY ASSET MANAGEMENT, LLC
The Portfolio Manager of the Growth Opportunities Series and Developing World Series is Montgomery Asset Management, LLC ("Montgomery"), located at 101 California Street, San Francisco, CA 94111. Montgomery, a Delaware limited liability company, is a subsidiary of Commerzbank AG. Montgomery was formed in February 1997 as an investment adviser registered as such with the SEC under the Investment Advisers Act of 1940, as amended. On July 31, 1997, Montgomery Asset Management L.P., formed in 1990, completed the sale of substantially all of its assets to Montgomery. Montgomery advises private accounts as well as mutual funds. As of December 31, 1997, Montgomery had $9.5 billion in assets under management. Commerzbank, one of the largest commercially held banks in Germany, has total assets of approximately $173 billion. Commerzbank and its affiliates had more than $289 billion in assets under management as of December 31, 1997. Commerzbank's asset management operations involve more than 1,000 employees in 13 countries worldwide.

The individuals responsible for the management of the Growth Opportunities Series are Roger W. Honour, Kathryn M. Peters and Andrew Pratt.

Roger W. Honour, Senior Portfolio Manager and Principal, joined Montgomery in June 1993. From 1992 through May 1993, Mr. Honour spent one year as Vice Pres-ident and Portfolio Manager at Twentieth Century Investors in Kansas City, Missouri. From 1990 to 1992, he served as Vice President and Portfolio Manager at Alliance Capital Management. From 1978 to 1990, Mr. Honour was a vice pres-ident with Merrill Lynch Capital Markets.

Kathryn M. Peters, Portfolio Manager and Principal, joined Montgomery in 1995. From 1993 to 1995, Ms. Peters was an associate in the investment banking division of Donaldson, Lufkin & Jenrette in New York. Prior to that, she analyz-ed mezzanine investments for Barclays de Zoete Wedd in New York. From1988 to 1990, Ms. Peters worked in the leveraged buy-out group of Marine Midland Bank.

Andrew Pratt, CFA, Portfolio Manager and Principal, joined Montgomery in 1993, coming from Hewlett-Packard Company, where he was an equity analyst, managed a portfolio of small capitalization technology companies, and researched private placement and venture capital investments from 1988 to 1993. From 1983 through 1988, he worked in the Capital Markets Group at Fidelity Investments in Boston, Massachusetts.

The individuals responsible for the management of the Developing World Series are Josephine S. Jimenez, Bryan L. Sudweeks, Frank Chiang and Angeline Ee.

Josephine S. Jimenez, CFA, Senior Portfolio Manager and Principal, joined Mont-gomery in the firm in 1991. From 1988 through 1991, Ms. Jimenez worked at Emerg-ing Markets Investors Corporation/Emerging Markets Management in Washington, D.C. as Senior Analyst and Portfolio Manager.

Bryan L. Sudweeks, Ph.D., CFA, Senior Portfolio Manager and Principal. Joined Montgomery in 1991. Prior to 1991, he was Senior Analyst and Portfolio Manager at Emerging Markets Investors Corporation/Emerging Markets Management in Washington, D.C. Previously, he was a Professor of

International Finance and Investments at George Washington University and served as Adjunct Professor of International Investments from 1988 until May 1991.

Frank Chiang is Portfolio Manager and Principal at Montgomery. From 1993 until joining Montgomery in 1996, Mr. Chiang was Managing Director and Portfolio Manager at TCW Asia Ltd. in Hong Kong.

Angeline Ee is Portfolio Manager and Principal at Montgomery. From 1990 until joining Montgomery in July 1994, Ms. Ee was an Investment Manager with AIG Investment Corp. in Hong Kong. From 1989 until 1990, Ms. Ee was a co-manager of a portfolio of Asian equities and bonds at Chase Manhattan Bank in Singapore.

Pursuant to the Portfolio Management Agreement, the Manager (not the Trust) pays to Montgomery a monthly fee equal to an annual rate of 0.50% of average daily net assets of Growth Opportunities Series and 0.90% of average daily net assets of Developing World Series.

MASSACHUSETTS FINANCIAL SERVICES COMPANY
The Portfolio Manager to the Mid-Cap Growth Series, Research Series and Total Return Series is Massachusetts Financial Services Company ("MFS"), located at 500 Boylston Street, Boston, Massachusetts 02116. MFS is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund in the United States, Massachusetts Investors Trust. Net assets under the management of the MFS organization were approximately $70.2 billion on behalf of approximately $2.7 million investor accounts as of December 31, 1997. As of such date, the MFS organization managed approximately $45.7 billion of assets in equity securities and $24.5 billion of assets in fixed income securities. MFS is a subsidiary of Sun Life Assurance Company of Canada (U.S.) which in turn is a wholly owned subsidiary of Sun Life Assurance Company of Canada ("Sun Life"). Sun Life, a mutual life insurance company, is one of the largest international life insurance companies and has been operating in the U.S. since 1895, estab-lishing a headquarters office in the U.S. in 1973. The executive officers of MFS report to the Chairman of Sun Life.

Kevin R. Parke is the portfolio manager for the Research Series. Mr. Parke over-sees the selection of portfolio securities made by various equity research analysts employed by MFS. Mr. Parke is a Senior Vice President-Investments of MFS and has been employed as a portfolio manager by MFS since 1985.

David M. Calabro heads a team of portfolio managers of MFS for the Total Return Series. Mr. Calabro is a Vice President-Investments of MFS and manages the equity portion of the Series along with Judith N. Lamb, a Vice President-Invest-ments of MFS, Lisa B. Nurme, a Vice President-Investments of MFS and Maura Shaughnessy, a Vice President-Investments of MFS. Geoffrey L. Kurinsky, a Senior Vice President-Investment manages the fixed income portion of the Series and has been employed as a portfolio manager by MFS since 1987. Mr. Calabro has been employed as a portfolio manager by MFS since 1992. Ms. Lamb has been employed as a portfolio manager by MFS since 1992. Ms. Nurme has been employed as a port-folio manager by MFS since 1987. Ms. Shaughnessy has been employed as a port-folio manager by MFS since 1991.

John W. Ballen and Mark Regan are the portfolio managers for the Mid-Cap Growth Series. Mr. Ballen is a Senior Vice President-Investments and the Chief Equity
 Officer of MFS and has been employed by MFS since 1984. Mr. Regan is a Vice President-Investments at MFS and has been employed as a portfolio manager by MFS since 1989.

MFS and the individuals named previously have served in similar capacities for similar series of the Equi-Select Series Trust, the predecessor series of the Mid-Cap Growth, Research and Total Return Series. Pursuant to the Portfolio Management Agreement, the Manager (not the Trust) pays to MFS a monthly fee equal to an annual rate of 0.40 % of first $300 million and 0.25% of average net assets over and above $300 million for each of the Mid-Cap Growth, Research and Total Return Series.

ROBERTSON, STEPHENS & COMPANY INVESTMENT MANAGEMENT, L.P.
The Portfolio Manager to the Growth & Income and Value + Growth Series is Robertson, Stephens & Company Investment Management, L.P. ("RSIM, L.P."), located at 555 California Street, San Francisco, CA 94104. RSIM, L.P., a California limited partnership, was formed in 1993 and is registered as an investment adviser with the Securities and Exchange Commission. The general partner of RSIM, L.P. is Robertson, Stephens Investment Company. RSIM, L.P. is affiliated with BancAmerica Robertson Stephens, a major investment banking firm specializ-ing in emerging growth companies that has developed substantial investment research, underwriting, and venture capital expertise. RSIM, L.P. and its affiliates have in excess of $4.5 billion under management in public and private investment funds. BankAmerica Corporation may be deemed to be a control person of RSIM, L.P.

Ronald E. Elijah joined RSIM, L.P. in 1992 and is the portfolio manager for the Value + Growth Series. From August 1985 to January, 1990, Mr. Elijah was a securities analyst for Robertson, Stephens & Company, LLC (now BancAmerica Robertson Stephens). From January 1990 to January 1992, Mr. Elijah was an analyst and portfolio manager for Water Street Capital, which managed short selling investment funds.

John L. Wallace is the portfolio manager for the Growth & Income Series. Prior to joining RSIM, L.P., Mr. Wallace was Vice President of Oppenheimer Management Corp., where he was portfolio manager of the Oppenheimer Main Street Income and Growth Fund.

Robertson, Stephens and the individuals named previously have served in similar capacities for similar series of the Equi-Select Series Trust, the predecessor series of the Growth & Income and Value + Growth Series. Pursuant to the Port-folio Management Agreement, the Manager (not the Trust) pays to Robertson, Stephens a monthly fee equal to an annual rate of 0.55% of the first $200 mil-lion and 0.45% of over $200 million of average daily net assets of the Growth & Income Series; and 0.55% of first $500 million and 0.45% of over $500 million of average daily net assets of the Value + Growth Series.

BARING INTERNATIONAL INVESTMENT LIMITED
The Portfolio Manager to the Global Fixed Income series is Baring International Investment Limited ("BIIL"), located at 155 Bishopsgate, London. BIIL is regis-tered under the Investment Advisor's Act of 1940 and provides investment manage-ment services. BIIL is a wholly owned subsidiary of Baring Asset Management Holdings Limited ("BAMHL"). BAMHL, a company registered is England and Wales, is the parent of the world-wide group of investment management companies that operate under the collective name Baring Asset Management ("BAM"). BAMHL is a wholly owned indirect subsidiary of ING a publicly traded company based in the Netherlands with worldwide insurance and banking subsidiaries.

BAM provides global investment management services and maintains major invest-ment offices in Boston, London, Hong Kong and Tokyo, and together with its pre-decessor corporation was founded in 1762. BAM provides advisory services to institutional investors, offshore investment companies, insurance companies and private clients. As of December 31, 1997, BAM managed approximately $36.1 bil-lion of assets.

The Global Fixed Income Portfolio will be managed by Paul Thursby. Mr. Thursby has been an investment professional with BIIL since 1991 and has 18 years of investment. He is a specialist in the Japanese domestic bond market and lived in Japan for two years while working for Prudential Bache. He has recently been recognized by Micropal for his outstanding management of fixed income funds. He is a senior member of the Fixed Income and Currency Team and sits on the Fixed Income Strategy Group. His specialization is the construction of diversified portfolios on behalf of U.S., U.K. and Japanese clients.

Pursuant to the Portfolio Management Agreement, the Manager (not the Trust) shall pay to BIIL 0.45% of first $200 million, 0.30% of next $500 million, 0.25% of next $1 billion, 0.10% of $2 billion of average daily net asset of the Global Fixed Income Portfolio.

TOTAL EXPENSES FOR THE SERIES OF THE TRUST
The expenses of the ordinary operations of each Series are borne by the Manager pursuant to Management Agreement. In addition to the management fee, the Trust bears the expenses of taxes (if any) paid by a Series, the fees and expenses of its independent trustees, any extraordinary expenses, such as any litigation or indemnification expenses, as well as other expenses as described under "The Manager." Any such Trust expenses directly attributable to a Series are charged to that Series; other expenses are allocated among all the Series. For the Trust's fiscal year ended December 31, 1996, total Series expenses as a percent-age of net assets were as follows: Multiple Allocation Series- 0.99%; Fully Managed Series -0.99%; Limited Maturity Bond Series - 0.61%; Hard Assets Series -0.99%; Real Estate Series -0.99%; All-Growth


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Series- 0.99%; Capital Appreciation Series - 0.99%; Rising Dividends Series
-0.99%; Value Equity Series -0.99%; Strategic Equity Series -0.99%; Emerging Markets Series -1.80%; Managed Global - 1.36%; Small Cap - 0.99% and Liquid Asset Series - 0.61%. The other Series had not commenced operations as of December 31, 1997.

DISTRIBUTOR
Directed Services, Inc. acts as distributor ("Distributor") of shares of the Series, in addition to serving as Manager for the Trust. The Distributor's address is 1001 Jefferson Street, Wilmington, Delaware 19801. The Distributor is a registered broker-dealer and a member of the National Association of Securities Dealers and acts as Distributor without remuneration from the Trust.

CUSTODIAN AND OTHER SERVICE PROVIDERS
The Custodian for the Series is Bankers Trust Company. First Data Investors Services Group of First Data Corporation provides certain administrative and portfolio accounting services for all Series.

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DESCRIPTION OF SECURITIES AND INVESTMENT TECHNIQUES
The following discussion describes certain types of securities and investment techniques used by one or more Series and enumerates potential risks associated with these investments. The actual securities in which a series may invest are described in "Investment Objectives and Policies."

For more detailed information on these investment techniques, as well as information on some types of securities in which some or all of the Series may invest, including information on U.S. Government securities, debt securities generally, variable and floating rate securities, reverse repurchase agreements, lending portfolio securities, warrants, other investment companies, and short sales, including short sales against the box, see the Statement of Additional Information.

MORTGAGE-BACKED SECURITIES
MORTGAGE PASS-THROUGH SECURITIES
Many mortgage-backed securities are mortgage pass-through securities, which are securities representing interests in "pools" of mortgages in which payments of both interest and principal on the securities are made periodically, in effect "passing through" periodic payments made by the individual borrowers on the residential mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities and possibly others). Such instruments differ from typical bonds because principal is repaid monthly over the term of the loan rather than returned in a lump sum at maturity. Timely payment of principal and interest on some mortgage pass-through securities may be guaranteed by the full faith and credit of the U.S. Government, as in the case of securities guaranteed by the Government National Mortgage Association, or "GNMA," or guaranteed by agencies or instrumentalities of the U.S. Government, as in the case of securities guaranteed by the Federal National Mortgage Association ("FNMA") or the Federal Home Loan Mortgage Corporation ("FHLMC"), which are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations and not by the full faith and credit of the U.S. Government. For more information on GNMA certificates and FNMA and FHLMC mortgage-backed obligations, see "Mortgage-Backed Securities" in the Statement of Additional Information.

OTHER MORTGAGE-BACKED SECURITIES
Some Series may purchase mortgage-backed securities issued by financial institutions such as commercial banks, savings and loan associations, mortgage banks, and securities broker-dealers (or affiliates of such institutions established to issue these securities) in the form of either collateralized mortgage obligations ("CMOs") or mortgage-backed bonds. CMOs are obligations fully collateralized directly or indirectly by a pool of mortgages on which payments of principal and interest are dedicated to payment of principal and interest on the CMOs. Payments are passed through to the holders, although not necessarily on a pro rata basis, on the same schedule as they are received. Mortgage-backed bonds are general obligations of the issuer fully collateralized directly or indirectly by a pool of mortgages. The mortgages serve as collateral for the issuer's payment obligations on the bonds but interest and principal payments on the mortgages are not passed through either directly (as with GNMA certificates and FNMA and FHLMC pass-through securities)



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or on a modified basis (as with CMOs). Accordingly, a change in the rate of pre-
payments on the pool of mortgages could change the effective maturity of a CMO but not that of a mortgage-backed bond (although, like many bonds, mortgage-backed bonds can provide that they are callable by the issuer prior to matur-
ity). Although the mortgage-related securities securing these obligations may be subject to a government guarantee or third-party support, the obligation itself is not so guaranteed. Therefore, if the collateral securing the obligation is insufficient to make payment on the obligation, a holder could sustain a loss.

RISKS OF MORTGAGE-BACKED SECURITIES
Although mortgage loans constituting a pool of mortgages, such as those underlying GNMA certificates, may have maturities of up to 30 years, the actual average life of a mortgage-backed security typically will be substantially less because the mortgages will be subject to normal principal amortization and may be prepaid prior to maturity. In the case of mortgage pass-through securities such as GNMA certificates or FNMA and FHLMC mortgage-backed obligations, or modified pass-through securities such as collateralized mortgage obligations issued by various financial institutions, early repayment of principal arising from prepayments of principal on the underlying mortgage loans due to the sale of the underlying property, the refinancing of the loan, or foreclosure may expose a Series to a lower rate of return upon reinvestment of the principal. Prepayment rates vary widely and may be affected by changes in market interest rates. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the mortgage-backed security.

Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the mortgage-backed security. Accordingly, it is not possible to accurately predict the average life of a particular pool. Reinvestment of prepayments may occur at higher or lower rates than the original yield on the certificates. Therefore, the actual maturity and realized yield on pass-through or modified pass-through mortgage-backed securities will vary based upon the prepayment experience of the underlying pool of mortgages.

With respect to GNMA certificates, although GNMA guarantees timely payment even if homeowners delay or default, tracking the "pass-through" payments may, at times, be difficult. Expected payments may be delayed due to the delays in registering the newly traded paper securities. The custodian's policies for crediting missed payments while errant receipts are tracked down may vary. Other mortgage-backed securities such as those of FHLMC and FNMA trade in book-entry form and are not subject to this risk of delays in timely payment of income.

OTHER ASSET-BACKED SECURITIES
Some Series may purchase other asset-backed securities (unrelated to mortgage loans) such as "CARSSM" ("Certificates for Automobile Receivables") and Credit Card Receivable Securities and any other asset-backed securities that may be developed in the future. See the Statement of Additional Information for a description of these instruments.

HIGH YIELD BONDS
Generally, high yield/high risk debt securities are those rated lower than Baa or BBB, or, if not rated by Moody's or Standard & Poor's, of equivalent quality and which are commonly referred to as "junk bonds." Investment in such securities generally provides greater income and increased opportunity for capital appreciation than investments in higher quality debt securities, but they also typically entail greater potential price volatility and principal and income risk.

In general, high yield bonds are not considered to be investment grade. They are regarded as predominately speculative with respect to the issuing company's continuing ability to meet principal and interest payments. The prices of high yield bonds have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield bond prices. In the case of high yield bonds structured as zero-coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest periodically and in cash.


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The secondary market on which high yield bonds are traded is generally less liquid than the market for higher grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which a Series could sell a high yield bond, and could adversely affect the daily net asset value of the Series' shares. At times of less liquidity, it may be more difficult to value the high yield bonds because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available.

REPURCHASE AGREEMENTS
Repurchase agreements permit an investor to maintain liquidity and earn income over periods of time as short as overnight. Repurchase agreements may be characterized as loans collateralized by the underlying securities. In these transactions, a Series purchases securities such as U.S. Treasury obligations or U.S. Government securities (the "underlying securities") from a broker or bank, which agrees to repurchase the underlying securities on a certain date or on demand and at a fixed price calculated to produce a previously agreed-upon return to the Series. If the broker or bank were to default on its repurchase obligation and the underlying securities were sold for a lesser amount, the Series would realize a loss, and may incur disposition costs in connection with liquidating the collateral. In the event bankruptcy proceedings are commenced with respect to the seller, realization of the collateral by a Series may be delayed or limited, and a loss may be incurred if the collateral securing the repurchase agreement declines in value during the bankruptcy proceedings.

A Series may engage in repurchase transactions in accordance with guidelines approved by the Board of Trustees of the Trust, which include monitoring the creditworthiness of the parties with which the Series engages in repurchase transactions, obtaining collateral at least equal in value to the repurchase obligation, and marking the collateral to market on a daily basis. See the Statement of Additional Information "Description of Securities and Investment Techniques" for further information regarding repurchase agreements.

ILLIQUID SECURITIES
Illiquid securities include repurchase agreements maturing in more than seven days, unregistered or restricted securities and any security which a Portfolio Manager is unable to sell within seven days or less. Each Series may invest in illiquid securities up to its illiquidity limit.

RESTRICTED SECURITIES
Restricted securities owned by a Series that are determined to be illiquid are subject to that Series' illiquidity limitation. Restricted securities may be sold only in privately negotiated transactions, in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933, or in a transaction that is exempt from such registration. Where registration is required, a Series may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Series may be permitted to sell a security under an effective registration statement. If, during such a period adverse market conditions were to develop, the Series might obtain a less favorable price than prevailed when it decided to sell. Restricted securities may be priced at fair value as determined in good faith by the Series' Portfolio Manager.

SHORT SALES
A short sale is a transaction in which a Series sells a security it does not own in anticipation of a decline in market price. When a Series makes a short sale, the proceeds it receives are retained by the broker until the Series replaces the borrowed security. In order to deliver the security to the buyer, the Series must arrange through a broker to borrow the security and, in so doing, the Series becomes obligated to replace the security borrowed at its market price at the time of replacement, whatever that price may be. The Series may have to pay a premium to borrow the security. The Series must also pay any dividends or interest payable on the security until the Series replaces the security.

The Series' obligation to replace the security borrowed in connection with the short sale will be secured by collateral deposited with the broker, consisting of cash or securities acceptable to the broker. In addition, with respect to any short sale, other than short sales against the box, the Series will be required to deposit collateral consisting of cash, cash items, or U.S. Government securities in a segregated account with its custodian in an amount such that the value of the sum of both collateral deposits is at all times equal to at


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least 100% of the current market value of the securities sold short. The deposits do not necessarily limit the Series' potential loss on a short sale, which may exceed the entire amount of the collateral.

A Series is not required to liquidate an existing short sale position solely because a change in market values has caused one or more of these percentage limitations to be exceeded. For more information on short sales, see the Statement of Additional Information.

FOREIGN SECURITIES
Series may invest in equity securities of foreign issuers, including American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs") (collectively, "Depositary Receipts") which are described below. Some Series may invest in foreign branches of commercial banks and foreign banks. See the "Banking Industry and Savings Industry Obligations" discussion in the Statement of Additional Information for further description of these securities.

Each Series is subject to the following guidelines for diversification of foreign security investments. If a Series has less than 20% of its assets in foreign issuers, then all of such investment may be in issuers located in one country. If a Series has at least 20% but less than 40% of its assets in foreign issuers, then such investment must be allocated to issuers located in at least two different countries. Similarly, if a Series has at least 40% but less than 60% of its assets in foreign issuers, such investment must be allocated to at least three different countries. Foreign investments must be allocated to at least four different countries if at least 60% of a Series' assets is in foreign issuers, and to at least five different countries if at least 80% is in foreign issuers. if at least. For purposes of allocating a Series' investments, a company will be considered located in the country in which it is domiciled, in which it is primarily traded, from which it derives a significant portion of its revenues, or in which a significant portion of its goods or services are produced.

Except for the Hard Assets Series, each Series may have no more than 25% of its net assets invested in securities of issuers located in any one emerging market country and no more than 50% of its assets invested in securities of any one country, except that a Series may have additional investments of its net assets invested in securities of issuers located in any one of the following countries:
Australia, Canada, France, Japan, the United Kingdom, or Germany. In addition, the Hard Assets Series may invest up to 35% of its net assets in securities of issuers located in South Africa. A Series' investments in U.S. issuers are not subject to the foreign country diversification guidelines.

Investments in foreign securities offer potential benefits not available solely in securities of domestic issuers by offering the opportunity to invest in foreign issuers that appear to offer growth potential, or in foreign countries with economic policies or business cycles different from those of the United States, or to reduce fluctuations in portfolio value by taking advantage of foreign stock markets that may not move in a manner parallel to U.S. markets. Investments in securities of foreign issuers involve certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include fluctuations in foreign exchange rates, future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions. Since each of these Series may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the value of securities in the portfolio and the unrealized appreciation or depreciation of investments so far as U.S. investors are concerned. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, other foreign taxation, political or social instability, or diplomatic developments that could adversely affect investments in those countries.

There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing, and financial reporting standards and requirements comparable to or as uniform as those of U.S. companies. Foreign securities markets, while growing in volume, have, for the most part, substantially less volume than U.S. markets. Securities of many foreign companies are less liquid and their prices more volatile than securities of comparable U.S. companies. Transactional costs in non-U.S. securities markets are generally higher than in U.S. securities markets. There is generally less government supervision and regulation of exchanges, brokers, and issuers than there is in the United States. A Series might have greater difficulty taking appropriate legal action with respect to foreign investments in non-U.S. courts than with respect to domestic issuers in U.S. courts.


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In addition, transactions in foreign securities may involve greater time from the trade date until settlement than domestic securities transactions and involve the risk of possible losses through the holding of securities by custodians and securities depositories in foreign countries.

"Sovereign Debt" consists of debt obligations of governmental issuers in emerging market countries and industrialized countries. The sovereign debt issued or guaranteed by certain emerging market governmental entities and corporate issuers in which the Series may invest potentially involves a high degree of risk and may be deemed the equivalent in terms of quality to high risk, low rated securities (i.e., high yield bonds) and subject to many of the same risks as such securities. Similarly, the Series may have difficulty disposing of certain of these debt obligations because there may be a thin trading market for such securities. In the event a governmental issuer defaults on its obligations, the Series may have limited legal recourse against the issuer or guarantor, if any. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign government debt securities to obtain recourse may be subject to the political climate in the relevant country. The issuers of the government debt securities in which the Series may invest have in the past experienced substantial difficulties in servicing their external debt obligations, which has led to defaults on certain obligations and the restructuring of certain indebtedness. See "Description of Securities and Investment Techniques-High Yield Bonds" in this Prospectus and "Debt Securities-Sovereign Debt" in the Statement of Additional Information.

Dividend and interest income from foreign securities may generally be subject to withholding taxes by the country in which the issuer is located and may not be recoverable by a Series or its investors.

ADRs are Depositary Receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs and GDRs are typically issued by foreign banks or trust companies, although they also may be issued by U.S. banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or U.S. corporation. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the United States. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the securities underlying unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts. Depositary Receipts also involve the risks of other investments in foreign securities.

INDEXED SECURITIES AND STRUCTURED NOTES
Indexed securities are securities whose value is linked to one or more currencies, interest rates, commodities, or financial or commodity indexes.
An indexed security enables the investor to purchase a note whose coupons and/or principal redemption are linked to the performance of an underlying asset. Indexed securities may be positively or negatively indexed (i.e., their value may increase or decrease if the underlying instrument appreciates). Indexed securities may have return characteristics similar to direct investments in the underlying instrument or to one or more options on the underlying instrument. Indexed securities may be more volatile than the underlying instrument itself, and present many of the same risks as investing in futures and options. Indexed securities are also subject to credit risks associated with the issuer of the security with respect to both principal and interest. Only securities linked to one or more non-agricultural commodities or commodity indexes will be considered a Hard Asset security.

Indexed securities may be publicly traded or may be two-party contracts (such two-party agreements are referred to here collectively as structured notes). When a Series purchases a structured note, a type of derivative, it will make a payment of principal to the counterparty. Some structured notes have a guaranteed repayment of principal while others place a portion (or all) of the principal at risk. A Series will purchase structured notes only from counter-parties rated A or better by Standard & Poor's, Moody's or another nationally recognized statistical rating organization. The Portfolio Manager will monitor the liquidity of structured notes under the supervision of the Board of Trustees, and notes determined to be illiquid will be aggregated with other illiquid securities for purposes of the limitation on illiquid investments.


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INVESTMENT IN GOLD AND OTHER PRECIOUS METALS
Some Series may invest in gold bullion and coins and other precious metals (silver or platinum) bullion and in futures contracts with respect to such metals. In order to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, each Series intends to manage its metal investments and/or futures contracts on metals so that less than 10% of the gross income of the Series for tax purposes during any fiscal year (the current limit on so-called non-qualifying income) is derived from these and other sources that produce such non-qualifying income.

Metals will not be purchased in any form that is not readily marketable, and gold coins will be purchased for their intrinsic value only, i.e., coins will not be purchased for their numismatic value. Any metals purchased by a Series will be delivered to and stored with a qualified custodian bank. Metal invest-ments do not generate interest or dividend income.

Metal investments are considered speculative and are affected by various world-wide economic, financial, and political factors. Prices may fluctuate sharply over short time periods due to changes in inflation expectations in various countries, metal sales by central banks of governments or international agencies, speculation, changes in industrial and commercial demand, and govern-mental prohibitions or restriction on the private ownership of certain precious metals or minerals. Furthermore, at the present time, there are four major producers of gold bullion: the Republic of South Africa, the United States, Canada, and Australia. Political and economic conditions in these countries will have a direct effect on the mining and distribution of gold and, consequently, on its price. Many of these risks also may affect the value of securities of companies engaged in operations respecting gold and other precious metals.

FUTURES CONTRACTS
Some Series may engage in futures contracts. They may purchase and sell interest rate, stock index, gold and other futures contracts based upon other financial instruments. They may also purchase and write options on such con-tracts. For a general description of these futures contracts and options thereon, including information on margin requirements, see the Statement of Additional Information.

These Series may engage in such futures transactions as an adjunct to their securities activities. The transactions in futures contracts must constitute bona fide hedging or other strategies under regulations promulgated by the Commodities Futures Trading Commission (the "CFTC"), under which a Series engaging in futures transactions would not be a "commodity pool."

At the time a Series purchases a futures contract, an amount of cash and/or securities equal to the fair market value less initial and variation margin of the futures contract will be deposited in a segregated account with the Trust's custodian to collateralize the position and thereby ensure that such futures contract is covered. In addition, each Series will comply with certain regulations of the CFTC to qualify for an exclusion from being a "commodity pool," which require a Series to set aside cash and short-term obligations with respect to long positions in a futures contract or a futures option. These requirements are described in the Statement of Additional Information.

RISKS ASSOCIATED WITH FUTURES AND FUTURES OPTIONS
There are several risks associated with the use of futures and futures options. The value of a futures contract may decline. While a Series' transactions in futures may protect the Series against adverse movements in the general level of interest rates or other economic conditions, such transactions could also preclude the Series from the opportunity to benefit from favorable movements in the level of interest rates or other economic conditions. With respect to transactions for hedging, there can be no guarantee that there will be correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. An incorrect correlation could result in a loss on both the hedged securities in a Series and the hedging vehicle so that the Series' return might have been better if hedging had not been attempted. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when, and how to hedge involves the exercise of

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skill and judgment and even a well conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

There can be no assurance that a liquid market will exist at a time when a Series seeks to close out a futures contract or a futures option position. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single day; once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit. In addition, certain of these instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses. Lack of a liquid market for any reason may prevent the Series from liquidating an unfavorable position and the Series would remain obligated to meet margin requirements and continue to incur losses until the position is closed.
Most Series will only enter into futures contracts or futures options which are standardized and traded on a U.S. exchange or board of trade, or, in the case of futures options, for which an established over-the-counter market exists. A Series will not enter into a futures contract or purchase a futures option if immediately thereafter the initial margin deposits for futures contracts held by the Series plus premiums paid by it for open futures options positions, less the amount by which any such positions are "in-the-money," would exceed 5% of the Series' total assets.

Foreign markets may offer advantages such as trading in indexes that are not currently traded in the United States. Foreign markets, however, may have greater risk potential than domestic markets. Unlike trading on domestic commodity exchanges, trading on foreign commodity markets is not regulated by the CFTC and may be subject to greater risk than trading on domestic exchanges. For example, some foreign exchanges are principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. Trading in foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC's regulations, and the rules of the National Futures Association and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the National Futures Association or any domestic futures exchange. Amounts received for foreign futures or foreign options transactions may not be provided the same protections as funds received in respect of transactions on United States futures exchanges. A Series could incur losses or lose any profits that had been realized in trading by adverse changes in the exchange rate of the currency in which the transaction is denominated. Transactions on foreign exchanges may include both commodities that are traded on domestic exchanges and boards of trade and those that are not.

The Trust reserves the right to engage in other types of futures transactions in the future and to use futures and related options for other than hedging purposes to the extent permitted by regulatory authorities.

OPTIONS ON SECURITIES
Some Series may engage in transactions on options on securities, may purchase and write put and call options on securities and on stock indexes at such times as the Series' Portfolio Manager deems appropriate and consistent with the Series' investment objective, may purchase and write put and call options on securities, may write call and put options only if they are covered or secured, and may purchase or sell options to effect closing transactions, may buy covered listed put equity options and sell covered listed call equity options, including options on stock indexes, may purchase protective puts, and may purchase calls and puts other than protective puts. Some Series may engage in options transactions not only on U.S. domestic markets but also on exchanges and other markets outside the United States.

Series able to invest in options may enter into closing transactions in order to terminate its obligations either as a writer or a purchaser of an option prior to the expiration of the option. For a general description of purchasing and writing options on securities and securities indexes, see "Options on Securities and Securities Indexes" in the Statement of Additional Information.

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RISKS OF OPTIONS TRANSACTIONS
The purchase and writing of options involves certain risks. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price. If a put or call option purchased by the Series is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Series will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.

There can be no assurance that a liquid market will exist when a Series seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, a Series may be unable to close out a position. If a Series cannot effect a closing transaction, it will not be able to sell the underlying security while the previously written option remains outstanding, even though it might otherwise be advantageous to do so. Possible reasons for the absence of a liquid secondary market on a national securities exchange could include: insufficient trading interest, restrictions imposed by national securities exchanges, trading halts or suspensions with respect to call options or their underlying securities, inadequacy of the facilities of national securities exchanges or the Options Clearing Corporation due to a high trading volume or other event, and a decision by one or more national securities exchanges to discontinue the trading of call options or to impose restrictions on types of orders.

Since option premiums paid or received by a Series, as compared to underlying investments, are small in relation to the market value of such investments, buying and selling put and call options offer large amounts of leverage. Thus, the leverage offered by trading in options could result in the Series' net asset value being more sensitive to changes in the value of the underlying securities.

FOREIGN CURRENCY TRANSACTIONS
A forward currency contract is an obligation to purchase or sell a currency against another currency at a future date and price as agreed upon by the parties. A Series may either accept or make delivery of the currency at the maturity of the forward contract or, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. A Series will engage in forward currency transactions in anticipation of or to protect itself against fluctuations in currency exchange rates, as further described in the Statement of Additional Information.

A Series will not enter into a forward contract with a term of greater than one year. At the maturity of a forward contract, a Series may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency. If the Series retains the portfolio security and engages in an offsetting transaction, the Series will incur a gain or a loss to the extent that there has been movement in forward contract prices. For more information on closing a forward currency position, including information on associated risks, see the Statement of Additional Information.

Forward contracts are not traded on regulated commodities exchanges. There can be no assurance that a liquid market will exist when a Series seeks to close out a forward currency position, in which case a Series might not be able to effect a closing purchase transaction at any particular time. In addition, a Series entering into a forward foreign currency contract incurs the risk of default by the counter party to the transaction. While forward foreign currency contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

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Although each Series values its assets daily in terms of U.S. dollars, they do not intend physically to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Series may do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Series at one rate, while offering a lesser rate of exchange should the Series desire to resell that currency to the dealer.

OPTIONS ON FOREIGN CURRENCIES
A Series may purchase call and put options on foreign currencies as a hedge against changes in the value of the U.S. dollar (or another currency) in relation to a foreign currency in which portfolio securities of the Series may be denominated. For a general description and other information on options on foreign currencies, see "Options on Foreign Currencies" in the Statement of Additional Information. Hedging against a change in the value of a foreign currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Furthermore, such hedging transactions reduce or preclude the opportunity for gain if the value of the hedged currency should change relative to the U.S. dollar. A Series will not speculate in options on foreign currencies. A Series may invest in options on foreign currency which are either listed on a domestic securities exchange or traded on a recognized foreign exchange.

An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. Although a Series will purchase only exchange-traded options, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time. In the event no liquid secondary market exists, it might not be possible to effect closing transactions in particular options. If a Series cannot close out an exchange-traded option which it holds, it would have to exercise its option in order to realize any profit and would incur transactional costs on the sale of the underlying assets.

BORROWING
Leveraging by means of borrowing will exaggerate the effect of any increase or decrease in the value of portfolio securities on a Series' net asset value; money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances), which may or may not exceed the income received from the securities purchased with borrowed funds. The use of borrowing tends to result in a faster than average movement, up or down, in the net asset value of the Series' shares. A Series also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

Reverse repurchase agreements, short sales of securities, and short sales of securities against the box will be included as borrowing subject to the borrowing limitations described above, except those Series that are permitted to engage in short sales of securities with respect to an additional 15% of the Series' net assets in excess of the limits otherwise applicable to borrowing. Securities purchased on a when-issued or delayed delivery basis will not be subject to the Series' borrowing limitations to the extent that a Series establishes and maintains liquid assets in a segregated account with the Trust's custodian equal to the Series' obligations under the when-issued or delayed delivery arrangement.

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HARD ASSET SECURITIES
The production and marketing of Hard Assets may be affected by actions and changes in governments. In addition, Hard Asset Companies and securities of hard asset companies may be cyclical in nature. During periods of economic or financial instability, the securities of some Hard Asset Companies may be subject to broad price fluctuations, reflecting volatility of energy and basic materials prices and possible instability of supply of various Hard Assets. In addition, some Hard Asset Companies may also be subject to the risks generally associated with extraction of natural resources, such as the risks of mining and oil drilling, and the risks of the hazards associated with natural resources, such as fire, drought, increased regulatory and environmental costs, and others. Securities of Hard Asset Companies may also experience greater price fluctua-tions than the relevant Hard Asset. In periods of rising Hard Asset prices, such securities may rise at a faster rate, and, conversely, in time of falling Hard Asset prices, such securities may suffer a greater price decline.

REAL ESTATE SECURITIES
Real estate securities include real estate investment trusts ("REITs") and other companies in the real estate industry or companies with substantial real estate investments. A Series investing in such real estate securities may be subject to the risks associated with the direct ownership of real estate because of its policy of concentration in the securities of companies which own, construct, manage, or sell residential, commercial, or industrial real estate. These risks include: declines in the value of real estate, adverse changes in the climate for real estate, risks related to general and local economic conditions, over-building and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants, leveraging of interests in real estate, and increases in interest rates. The value of securities of companies which service the real estate industry may also be affected by such risks.

In addition to the risks discussed above, REITs may be affected by any changes in the value of the underlying property owned by the trusts or by the quality of any credit extended. REITs are dependent upon management skill, are not diversified, and are therefore subject to the risk of financing single or a limited number of projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation, and the possibility of failing to qualify for special tax treatment under Subchapter M of the Internal Revenue Code of 1986 and to maintain an exemption under the Investment Company Act of 1940. Finally, certain REITs may be self-liquidating in that a specific term of existence is provided for in the trust document and such REITs run the risk of liquidating at an economically inopportune time.

SWAPS
Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard swap transaction, two parties agree to exchange the returns (or differential in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, or in a "basket" of securities representing a particular index.

The use of swaps is a highly specialized activity which involved investment techniques and risks different from those associated with ordinary portfolio transactions. Whether the Series' use of swap agreements will be successful in furthering its investment objective will depend on the Portfolio Manager's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Moreover, the Series bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. Swaps are generally considered illiquid and will be aggregated with other illiquid positions for purposes of the limitation on illiquid investments.

The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Series' ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

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ZERO-COUPON BONDS
Zero-coupon bonds are issued at a significant discount from face value and pay interest only at maturity rather than at intervals during the life of the security. Payment-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. The values of zero-coupon bonds and payment-in-kind bonds are subject to greater fluctuation in response to changes in market interest rates than bonds which pay interest currently, and may involve greater credit risk than such bonds.

Zero-coupon and deferred interest bonds are debt obligations which are issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. While zero-coupon bonds do not require the periodic payment of interest, deferred interest bonds provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value due to changes in interest rates than debt obligations which make regular payments of interest. The Series will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other Series securities to satisfy the Series' distribution obligations.

SMALL COMPANIES
Certain small- and mid-cap companies may present greater opportunities for investment return, but may also involve greater risks. They may have limited product lines, markets, or financial resources, or may depend on a limited management group. Their securities may trade less frequently and in limited volume. As a result, the prices of these securities may fluctuate more than prices of securities of larger, widely traded companies.

The Series are subject to investment restrictions that are described in the Statement of Additional Information. Those investment restrictions so designated and the investment objective of each Series are "fundamental policies" of the Series, which means that they may not be changed without a majority vote of the shareholders of the affected Series. Except for those restrictions specifically identified as fundamental and each Series' investment objective, all other investment policies and practices described in this Prospectus and the Statement of Additional Information are not fundamental, meaning that the Board of Trustees may change them without shareholder approval. The vote of a majority of the outstanding voting securities of a Series means the vote, at an annual or special meeting, of (a) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of such Series are present or represented by proxy; or (b) more than 50% of the outstanding voting securities of such Series, whichever is less.

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INVESTMENT RESTRICTIONS
The investment restrictions are stated in full in the Statement of Additional Information, and a brief description of some of them follows. A Series will not, with respect to 75% of its assets, invest more than 5% of its assets (taken at market value at the time of such investment) in securities of any one issuer, except that this restriction does not apply to U.S. Government securities and does not apply to the Hard Assets and Managed Global Series. A Series will not, with respect to 75% of its assets, invest more than 10% (taken at market value at the time of such investment) of any one issuer's outstanding voting securities, except that this restriction does not apply to U.S. Government securities and does not apply to the Hard Assets Series. No Series will concentrate more than 25% of its assets in any particular industry, except that this restriction does not apply to (a) U.S. Government securities, (b) with respect to the Liquid Asset Series, securities or obligations issued by U.S. banks, (c) with respect to the Real Estate Series, securities of issuers in the real estate and related industries, and (d) with respect to the Hard Assets Series, securities of issuers in the group of industries engaged in hard assets activities, provided that such concentration for the Real Estate and the Hard Assets Series is permitted under tax law requirements for regulated investment companies that are investment vehicles for variable contracts.

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PURCHASE OF SHARES
Shares of the Series may be offered for purchase by separate accounts of insurance companies to serve as an investment medium for the Variable Contracts issued by the insurance companies and to certain qualified pension and retirement plans, as permitted under the federal tax rules relating to the Series serving as investment mediums for Variable Contracts. Shares of the Series are sold to insurance company separate accounts funding both variable annuity contracts and variable life insurance contracts and may be sold to insurance companies that are not affiliated. The Trust currently does not foresee any disadvantages to Variable Contract Owners or other investors arising from offering the Trust's shares to separate accounts of unaffiliated insurers, separate accounts funding both life insurance policies and annuity contracts, or certain qualified pension and retirement plans; however, due to differences in tax treatment or other considerations, it is theoretically possible that the interests of owners of various contracts or pension and retirement plans participating in the Trust might at some time be in conflict. However, the Board of Trustees and insurance companies whose separate accounts invest in the Trust are required to monitor events in order to identify any material conflicts between variable annuity contract owners and variable life policy owners, between separate accounts of unaffiliated insurers, and between various contract owners and pension and retirement plans. The Board of Trustees will determine what action, if any, should be taken in the event of such a conflict. If such a conflict were to occur, one or more insurance company separate accounts might withdraw their investment in the Trust. This might force the Trust to sell securities at disadvantageous prices.

Shares of each Series are sold at their respective net asset values (without a sales charge) next computed after receipt of a purchase order by an insurance company whose separate account invests in the Trust.

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NET ASSET VALUE
A Series' net asset value is determined by dividing the value of each Series' net assets by the number of its shares outstanding. That determination is made once each business day, Monday through Friday, at or about 4:00 p.m., New York City time, on each day that the New York Stock Exchange is open for trading. The Board of Trustees has established procedures to value each Series' assets to determine net asset value. In general, these valuations are based on actual or estimated market value, with special provisions for assets not having readily available market quotations and short-term debt securities. The net asset values per share of each Series will fluctuate in response to changes in market conditions and other factors, except that the net asset value of the shares of the Liquid Asset Series will not fluctuate in response to changes in market conditions for so long as the Series is using the amortized cost method of valuation.

The Liquid Asset Series' portfolio securities are valued using the amortized cost method of valuation. This involves valuing a security at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity. See the Statement of Additional Information for a description of certain conditions and procedures followed by the Series in connection with amortized cost valuation.

All other Series are valued as follows:

Portfolio securities for which market quotations are readily available are stated at market value. Market value is determined on the basis of last reported sales price, or, if no sales are reported, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. In other cases, securities are valued at their fair value as determined in good faith by the Board of Trustees, although the actual calculations will be made by persons acting under the direction of the Board and subject to the Board's review. Money market instruments are valued at market value, except that instruments maturing in sixty days or less may be valued using the amortized cost method of valuation. The value of a foreign security is determined in its national currency based upon the price on the foreign exchange as of its close of business immediately preceding the time of valuation. Securities traded in over-the-counter markets outside the United States are valued at the last available price in the over-the-counter market prior to the time of valuation.

Debt securities, including those to be purchased under firm commitment agreements (other than obligations having a maturity sixty days or less at their date of acquisition valued under the amortized cost method), are normally valued on the basis of quotes obtained from brokers and dealers or pricing services, which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Debt obligations having a maturity of sixty days or less may be valued at amortized cost unless the Portfolio Manager believes that amortized cost does not approximate market value.

When a Series writes a put or call option, the amount of the premium is included in the Series' assets and an equal amount is included in its liabilities. The liability thereafter is adjusted to the current market value of the option.
The premium paid for an option purchased by the Series is recorded as an asset and subsequently adjusted to market value. Futures and options thereon which are traded on commodities exchanges or boards of trade will be valued at their closing settlement price on such exchange or board of trade. Foreign securities quoted in foreign currencies generally are valued at appropriately translated foreign market closing prices.

Trading in securities on exchanges and over-the-counter markets in European and Pacific Basin countries is normally completed well before 4:00 p.m., New York City time. Trading on these exchanges may not take place on all New York business days and in addition, trading takes place in various foreign markets on days which are not business days in New York and on which the Trust's net asset value is not calculated. As a result, the calculation of the net asset value of a Series investing in foreign securities may not take place contemporaneously with the determination of the prices of the securities included in the calculation. Further, under the Trust's procedures, the prices of foreign securities are determined using information derived from pricing services and other sources. Prices derived under these procedures will be used in determining daily net asset value. Information that becomes known to the Trust or its agents after the time that the net asset value is calculated on any business day may be assessed in determining net asset value per share after the time of receipt of the information, but will not be used to retroactively adjust the price of the security so determined earlier or on a prior day. Events that may affect the value of these securities that occur between the time their prices are determined and the time the Series' net asset value is determined may not be reflected in the calculation of net asset value of the Series unless the Manager or the Portfolio Manager, acting under authority delegated by the Board of Trustees, deems that the particular event would materially affect net asset value. In this event, the securities would be valued at fair market value as determined in good faith by the Board of Trustees of the Trust, although the actual calculations will be made by the Manager or the Portfolio Manager acting under the direction of the Board and subject to the Board's review.

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REDEMPTION OF SHARES
Shares of any Series may be redeemed on any business day. Redemptions are effected at the per share net asset value next determined after receipt of the redemption request by an insurance company whose separate account invests in the Series. Redemption proceeds normally will be paid within seven days following receipt of instructions in proper form. The right of redemption may be suspended by the Trust or the payment date postponed beyond seven days when the New York Stock Exchange is closed (other than customary weekend and holiday closings) or for any period during which trading thereon is restricted because an emergency exists, as determined by the SEC, making disposal of portfolio securities or valuation of net assets not reasonably practicable, and whenever the SEC has by order permitted such suspension or postponement for the protection of shareholders. If the Board of Trustees should determine that it would be detrimental to the best interests of the remaining shareholders of a Series to make payment wholly or partly in cash, the Series may pay the redemption price in whole or part by a distribution in kind of securities from the portfolio of the Series, in lieu of cash, in conformity with applicable rules of the SEC. If shares are

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
redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets into cash.

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EXCHANGES
Shares of any one Series may be exchanged for shares of any of the other Series described in this Prospectus. Exchanges are treated as a redemption of shares of one Series and a purchase of shares of one or more of the other Series and are effected at the respective net asset values per share of each Series on the date of the exchange. The Trust reserves the right to modify or discontinue its exchange privilege at any time without notice. Variable Contract Owners do not deal directly with the Trust with respect to the purchase, redemption, or exchange of shares of the Series, and should refer to the prospectus for the applicable Variable Contract for information on allocation of premiums and on transfers of account value among divisions of the pertinent insurance company separate account that invest in the Series.

The Trust reserves the right to discontinue offering shares of one or more Series at any time. In the event that a Series ceases offering its shares, any investments allocated by an insurance company to such Series will be invested in the Liquid Asset Series or any successor to such Series.

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PORTFOLIO TRANSACTIONS
BROKERAGE SERVICES
Pursuant to the Portfolio Management Agreements, the Portfolio Manager places orders for the purchase and sale of portfolio investments for the Series' accounts with brokers or dealers selected by the Portfolio Manager in its discretion. In executing transactions, the Portfolio Manager will attempt to obtain the best execution for a Series, taking into account such factors as price (including the applicable brokerage commission or dollar spread), size of order, the nature of the market for the security, the timing of the transaction, the reputation, the experience and financial stability of the broker dealer involved, the quality of the service, the difficulty of execution, execution capabilities, and operational facilities of the firms involved, and the firm's risk in positioning a block of securities. In transactions on stock exchanges in the United States, payments of brokerage commissions are negotiated. In effecting purchases and sales of portfolio securities in transactions on U.S. stock exchanges for the account of a Series, the Portfolio Manager may pay higher commission rates than the lowest available when the Portfolio Manager believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction. In the case of securities traded on some foreign stock exchanges, brokerage commissions may be fixed and the Portfolio Manager may be unable to negotiate commission rates for these transactions. In the case of securities traded on the over-the-counter markets, there is generally no stated commission, but the price includes an undisclosed commission or markup.

Some securities considered for investment by the Series may also be considered for other clients served by the Portfolio Manager and/or its affiliates. For information on trade allocation, see "Portfolio Transactions and Brokerage-- Investment Decisions" in the Statement of Additional Information.

A Portfolio Manager may place orders for the purchase and sale of portfolio securities with itself, acting as broker-dealer, or with a broker-dealer that is an affiliate of the Portfolio Manager or the Trust where, in the judgment of the Portfolio Manager, such firm will be able to obtain a price and execution at least as favorable as other qualified brokers. SEC rules further require that commission paid to such an affiliated broker-dealer or Portfolio Manager by a Series on exchange transactions not exceed "usual and customary brokerage commissions."

PORTFOLIO TURNOVER
For reporting purposes, each Series' portfolio turnover rate is calculated by dividing the value of the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of portfolio securities owned by the Series during the fiscal year. In determining such portfolio turnover, all securities whose maturities at the time of acquisition were one year or less are excluded. A 100% portfolio turnover rate would occur, for example, if all of the securities in the portfolio (other than short-term securities) were replaced once during the fiscal year. The portfolio turnover rate for each of the Series will vary from year to year, and depending on market conditions, turnover could be greater in periods of unusual market movement and volatility. A higher turnover rate would result in heavier brokerage commissions or other transactional expenses which must be borne, directly or indirectly, by a Series and ultimately by the Series' shareholders. Such transactions may result in realization of taxable gains. The portfolio turnover rates for each Series are presented in the data shown in "Financial Highlights" in this Prospectus.

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DIVIDENDS AND DISTRIBUTIONS
Net investment income of the Liquid Asset Series is declared as a dividend daily and paid monthly. For all other Series, net investment income will be paid annually, except that the Limited Maturity Bond Series may declare a dividend monthly or quarterly. Any net realized long-term capital gains (the excess of net long-term capital gains over net short-term capital losses) for any Series will be declared and paid at least once annually. Net realized short-term capital gains may be declared and paid more frequently.

Any distributions made by any Series will be automatically reinvested in additional shares of that Series, unless an election is made by a shareholder to receive distributions in cash. Dividends or distributions by a Series other than the Liquid Asset Series (which attempts to maintain a constant $1.00 per share net asset value) will reduce the per share net asset value by the per share amount so paid.

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FEDERAL INCOME TAX STATUS
Each Series intends to qualify each year and elect to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Accordingly, a Series generally expects not to be subject to federal income tax if it meets certain source of income, diversification of assets, income distribution, and other requirements, to the extent it distributes its investment company taxable income and its net capital gains. Distributions of investment company taxable income and net realized capital gains are automatically reinvested in additional shares of the Series, unless an election is made by a shareholder to receive distributions in cash. Tax consequences to the Variable Contract Owners are described in the prospectuses for the pertinent separate accounts.

Certain requirements relating to the qualification of a Series as a regulated investment company under the Code may limit the extent to which a Series will be able to engage in transactions in options, futures contracts, or forward contracts.

To comply with regulations under Section 817(h) of the Code, each Series generally will be required to diversify its investments, so that on the last day of each quarter of a calendar year, no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments.
For this purpose, securities of a single issuer are treated as one investment and each U.S. Government agency or instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the United States or an agency or instrumentality of the United States is treated as a security issued by the U.S. Government or its agency or instrumentality, whichever is applicable. These regulations will limit the ability of a Series to invest more than 55% of its assets in direct obligations of the U.S. Treasury or in obligations which are deemed to be issued by a particular agency or instrumentality of the U.S. Government. If a Series fails to meet the diversification requirements under Code Section
817(h), income with respect to Variable Contracts invested in the Series at any time during the calendar quarter in which the failure occurred could become currently taxable to the owners of such Variable Contracts and income for prior periods with respect to such Contracts also would be taxable, most likely in the year of the failure to achieve the required diversification.
Other adverse tax consequences also could ensue. If a Series failed to qualify as a regulated investment company, the results would be substantially the same as a failure to meet the diversification requirements under Code Section 817(h).

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
In connection with the issuance of the regulations governing diversification under Section 817(h) of the Code, the Treasury Department announced that it would issue future regulations or rulings addressing the circumstances in which a Variable Contract Owner's control of the investments of a separate account may cause the contract owner, rather than the insurance company, to be treated as the owner of the assets held by the separate account. If the Variable Contract Owner is considered the owner of the securities underlying the separate account, income and gains produced by those securities would be included currently in the Variable Contract Owner's gross income. It is not known what standards will be incorporated in future regulations or other pronouncements.

In the event that unfavorable rules or regulations are adopted, there can be no assurance that the Series will be able to operate as currently described in the Prospectus, or that a Series will not have to change its investment objectives, investment policies, or investment restrictions. While a Series' investment objective is fundamental and may be changed only by a vote of a majority of its outstanding shares, the Trustees have reserved the right to modify the investment policies of a Series as necessary to prevent any such prospective rules and regulations from causing the Variable Contract Owners to be considered the owners of the Series underlying the separate accounts.

See "Taxation" in the Trust's Statement of Additional Information for more information on taxes, including information on the taxation of distributions from a Series. Reference is made to the prospectus or offering memorandum of the applicable separate account for information regarding the federal income tax treatment respecting a Variable Contract.

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OTHER INFORMATION
CAPITALIZATION
The Trust was organized as a Massachusetts business trust on August 3, 1988, and currently consists of twenty-four portfolios that are operational, sixteen of which are described in this Prospectus. Other portfolios may be offered by means of a separate prospectus. The Board of Trustees may establish additional portfolios in the future. The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest with a par value of $0.001 each. When issued in accordance with the terms of the Trust's Agreement and Declaration of Trust ("Declaration of Trust"), shares of the Trust are fully paid, freely transferable, and non-assessable by the Trust.

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims liability of the shareholders, Trustees, or officers of the Trust for acts or obligations of the Trust, which are binding only on the assets and property of the Trust and requires that notice of the disclaimer be given in each contract or obligation entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification out of Trust property for all loss and expense of any shareholder held personally liable for the obligations of the Trust. The risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations and thus should be considered remote.

VOTING RIGHTS
Shareholders of the Series are given certain voting rights. Each share of each Series will be given one vote, unless a different allocation of voting rights is required under applicable law for a mutual fund that is an investment medium for variable insurance products.

Massachusetts business trust law does not require the Trust to hold annual shareholder meetings, although special meetings may be called for a specific Series, or for the Trust as a whole, for purposes such as electing or removing Trustees, changing fundamental policies, or approving a contract for investment advisory services. In the case of Variable Contracts, in accordance with current laws, it is anticipated that an insurance company issuing a Variable Contract funded by a Separate Account that invests in a Series and that is registered with the SEC as a unit investment trust will request voting instructions from Variable Contract Owners and will vote shares or other voting interests in the separate account in proportion to the voting instructions received.

HISTORY OF THE MANAGED GLOBAL SERIES
The Managed Global Series is a successor for accounting purposes to the Managed Global Account (the "Managed Global Account") of Separate Account D of Golden American. As of September 3, 1996, pursuant to an Agreement and Plan of Reorganization (the "Plan") among Golden American (by itself and on behalf of Separate Account B of Golden American), Separate Account D of Golden American, and the Trust, the investment-related assets of the Managed Global Account were transferred to a newly created division of Separate Account B. Separate Account B is a separate account of Golden American that serves as a funding vehicle for variable annuity contracts. Simultaneously, Separate Account B exchanged the investment-related assets for shares of the Managed Global Series, a newly created series of the Trust.

PERFORMANCE INFORMATION
The Trust may, from time to time, include the yield and effective yield of its Liquid Asset Series, the current yield of the remaining Series, and the total return of all Series in advertisements and sales literature. In the case of Variable Contracts, performance information for the Series will not be advertised or included in sales literature unless accompanied by comparable performance information for a separate account to which the Series offers their shares.

Current yield for the Liquid Asset Series will be based on income received by a hypothetical investment over a given 7-day period (less expenses accrued during the period), and then "annualized" (i.e., assuming that the 7-day yield would be received for 52 weeks, stated in terms of an annual percentage return on the investment). "Effective yield" for the Liquid Asset Series is calculated in a manner similar to that used to calculate yield, but reflects the compounding effect of earnings on reinvested dividends.

For the remaining Series, any quotations of yield will be based on all investment income per share earned during a given 30-day period (including dividends and interest), less expenses accrued during the period ("net investment income"), and will be computed by dividing net investment income by the maximum public offering price per share on the last day of the period.

Quotations of average annual total return for any Series will be expressed in terms of the average annual compounded rate of return on a hypothetical investment in the Series over a period of one, five, or ten years (or, if less, up to the life of the Series), will reflect the deduction of a proportional share of Series expenses (on an annual basis), and will assume that all dividends and distributions are reinvested when paid. Quotations of total return may also be shown for other periods.

Quotations of yield or total return for the Series will not take into account charges or deductions against any separate account to which the Series' shares are sold or charges and deductions against the pertinent Variable Contract, although comparable performance information for the separate account will take such charges into account. Performance information for any Series reflects only the performance of a hypothetical investment in the Series during the particular time period on which the calculations are based. Performance information should be considered in light of the Series' investment objectives and policies, characteristics, and quality of the portfolios, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future. For a description of the methods used to determine yield and total return for the Series, see the Statement of Additional Information.

-------------------------------------------------------------------------------
LEGAL COUNSEL
Sutherland, Asbill & Brennan LLP, 1275 Pennsylvania Avenue, N.W., Washington, D.C. 20004-2404 serves as counsel to the Trust.

-------------------------------------------------------------------------------
INDEPENDENT AUDITORS
Ernst & Young LLP, 200 Clarendon Street, Boston, MA 02116-5072 serves as independent auditors of the Trust.

-------------------------------------------------------------------------------
FINANCIAL STATEMENTS
The Trust's audited financial statements dated as of December 31, 1997 for all Series, including notes thereto, are incorporated by reference in the Statement of Additional Information from the Trust's Annual Report dated as of December 31, 1997. Information in the financial statements for all Series for the years ended December 31, 1997 1996, 1995, 1994 and 1993 has been audited by Ernst & Young LLP. Information in the financial statements for all Series except the Managed Global Series for the years ended December 31, 1992, 1991, 1990, and 1989 was audited by another independent auditor. These financial statements do not include information on the Growth Opportunities, Developing World, Mid-Cap Growth, Research, Total Return, Growth & Income, Value + Growth and Global Fixed Income Series because the Series had not commenced operations on December 31, 1997.

The information in the financial statements for the Managed Global Series is presented as if the reorganization described under "Other Information-History of the Managed Global Series" had always been in effect. Information in the financial statements of the Managed Global Series for the period of October 21, 1992 (commencement of operations) to December 31, 1995 has been examined by Ernst & Young LLP.

-------------------------------------------------------------------------------
YEAR 2000
Based on a study of its computer software systems and hardware, the Manager in conjunction with an affiliate, Golden American Life Insurance Company ("Golden American"), have determined their exposure to the Year 2000 change of the century date issue. Some of these systems support certain trust operations. The Manager believes its and Golden American's systems are or will be substantially compliant by Year 2000 and has engaged external consultants to validate this assumption. The Manager is in contact with the Trust's
Portfolio Managers and third party vendors to ensure that their systems will be compliant by Year 2000. To the extent these Portfolio Managers and third parties would be unable to transact business in the Year 2000 and thereafter, the Trust's operations could be adversely affected.

                                              File Nos. 33-23512, 811-5629
                                              Filed under Rule 497 (c)

                             THE GCG TRUST
1001 JEFFERSON STREET                                 WILMINGTON, DELAWARE 19801
--------------------------------------------------------------------------------
This Prospectus offers shares of eleven portfolios (the "Series") of The
GCG Trust (the "Trust"), an open-end, management investment company. Each
Series has its own investment objective or objectives and investment policies. Shares of the Series may be sold to separate accounts of insurance companies to serve as the investment medium for variable life insurance policies and variable annuity contracts issued by the insurance companies ("Variable Contracts") and to certain qualified pension and retirement plans. In the case of Variable Contracts, the separate accounts invest in shares of one or more of the Series in accordance with allocation instructions received from owners of the insurance policies and annuity contracts. Such allocation rights are described further in Prospectuses for the separate account.

The Series are managed by Directed Services, Inc. ("DSI"), a wholly owned subsidiary of ING Groep, N.V. ("ING"). DSI and the Trust have retained several investment advisory firms ("Portfolio Managers") to provide investment advisory services to the Series. The twenty-two Series and their respective Portfolio Managers are as follows:

SERIES                            PORTFOLIO MANAGER
----------------------------      -----------------------------------------
FULLY MANAGED SERIES              T. ROWE PRICE ASSOCIATES, INC.
LIMITED MATURITY BOND SERIES      ING INVESTMENT MANAGEMENT, LLC
RISING DIVIDENDS SERIES           KAYNE ANDERSON INVESTMENT MANAGEMENT, LLC
SMALL CAP SERIES                  FRED ALGER MANAGEMENT, INC.
MID-CAP GROWTH SERIES             MASSACHUSETTS FINANCIAL SERVICES COMPANY
RESEARCH SERIES                   MASSACHUSETTS FINANCIAL SERVICES COMPANY
TOTAL RETURN SERIES               MASSACHUSETTS FINANCIAL SERVICES COMPANY
GROWTH & INCOME SERIES            ROBERTSON, STEPHENS & COMPANY INVESTMENT
                                    MANAGEMENT, L.P.
VALUE + GROWTH SERIES             ROBERTSON, STEPHENS & COMPANY INVESTMENT
                                    MANAGEMENT, L.P.
GLOBAL FIXED INCOME SERIES        BARING INTERNATIONAL INVESTMENT LIMITED
LIQUID ASSET SERIES               ING INVESTMENT MANAGEMENT, LLC

Information about the investment objective or objectives, investment policies, and restrictions of each Series, along with a detailed description of the types of securities and other assets in which each Series may invest, are set forth in this Prospectus. There can be no assurance that the investment objective or objectives for any Series will be achieved.

This Prospectus sets forth concisely the information a prospective investor should know before investing in any of the Series. A Statement of Additional Information, dated May 1, 1998, containing additional and more detailed information about the Series has been filed with the Securities and Exchange Commission and is hereby incorporated by reference into this Prospectus. The Statement of Additional Information is available without charge and may be obtained by writing to the Trust at the address printed above or by calling the Trust at the Customer Service Center at the telephone number shown in the accompanying prospectus.

THIS PROSPECTUS SHOULD BE READ IN CONJUNCTION WITH A PROSPECTUS FOR THE SEPARATE ACCOUNT. BOTH PROSPECTUSES SHOULD BE READ CAREFULLY AND RETAINED FOR FUTURE REFERENCE.

The Series' shares are not insured by the FDIC or any other agency. They are not deposits or other obligations of any bank and are not bank guaranteed. They are subject to market fluctuation, reinvestment risk and possible loss of principal invested.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES
    AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE
     ACCURACY OR ADEQUACY OF THIS PROSPECTUS.  ANY REPRESENTATION
               TO THE CONTRARY IS A CRIMINAL OFFENSE.
                             MAY 1, 1998

-------------------------------------------------------------------------------
TABLE OF CONTENTS
                                         Page
PROSPECTUS SYNOPSIS.....................   1
FINANCIAL HIGHLIGHTS....................   3
INVESTMENT OBJECTIVES AND POLICIES......   9
Diversification.........................   9
Investment Restrictions.................   9
Fully Managed Series....................   9
Limited Maturity Bond Series............  10
Rising Dividends Series.................  12
Small Cap Series .......................  13
Mid-Cap Growth Series...................  14
Research Series.........................  16
Total Return Series.....................  16
Growth & Income Series..................  18
Value + Growth Series...................  19
Global Fixed Income Series..............  21
Liquid Asset Series.....................  22
MANAGEMENT OF THE TRUST.................  24
The Manager.............................  24
The Portfolio Managers..................  25
T. Rowe Price Associates, Inc. .........  26
Kayne Anderson Investment
  Management, LLC.......................  26
Fred Alger Management, Inc. ............  26
ING Investment Management, LLC..........  27
Massachusetts Financial Services
   Company..............................  27
Robertson, Stephens & Company
   Investment Management, L.P. .........  28
Baring International Investment
   Limited..............................  29
Total Expenses for the Series of the
   Trust................................  29
Distributor.............................  29
Custodian and Other Service Providers...  29

                                         Page
DESCRIPTION OF SECURITIES AND
    INVESTMENT TECHNIQUES...............  29
Mortgage-Backed Securities..............  30
Mortgage Pass-Through Securities........  30
Other Mortgage-Backed Securities........  30
Risks of Mortgage-Backed Securities.....  30
Other Asset-Backed Securities...........  31
High Yield Bonds........................  31
Repurchase Agreements...................  31
Illiquid Securities.....................  32
Restricted Securities...................  32
Short Sales.............................  32
Foreign Securities......................  32
Indexed Securities and Structured Notes.  34
Investment in Gold and Other Precious
   Metals...............................  34
Futures Contracts.......................  35
Risks Associated with Futures and
   Futures Options......................  35
Options on Securities...................  36
Risks of Options Transactions...........  36
Foreign Currency Transactions...........  37
Options on Foreign Currencies...........  37
Borrowing...............................  38
Hard Assets Securities..................  38
Real Estate Securities..................  38
Swaps...................................  39
Zero-Coupon Bonds.......................  39
Small Companies.........................  39
INVESTMENT RESTRICTIONS.................  40
PURCHASE OF SHARES......................  40
NET ASSET VALUE.........................  41
REDEMPTION OF SHARES....................  42
EXCHANGES...............................  42
PORTFOLIO TRANSACTIONS..................  42
Brokerage Services......................  42
Portfolio Turnover......................  43
DIVIDENDS AND DISTRIBUTIONS.............  43
FEDERAL INCOME TAX STATUS...............  44
OTHER INFORMATION.......................  45
Capitalization..........................  45
Voting Rights...........................  45
Performance Information.................  45
LEGAL COUNSEL...........................  46
INDEPENDENT AUDITORS....................  46
FINANCIAL STATEMENTS....................  46
YEAR 2000...............................  46

-------------------------------------------------------------------------------
PROSPECTUS SYNOPSIS
THE TRUST
The GCG Trust (the "Trust") is an open-end management investment company, organized as a Massachusetts business trust on August 3, 1988. This Prospectus offers shares of eleven portfolios (the "Series") of the Trust, each with its own investment objective or objectives and investment policies. There can be no assurance that any particular Series' investment objective or objectives will be attained. The Board of Trustees may establish additional Series at any time and may discontinue offering a Series at any time.

The purpose of the Trust is to serve as an investment medium for (i) variable life insurance policies and variable annuity contracts ("Variable Contracts") offered by insurance companies, and (ii) certain qualified pension and retire-ment plans as permitted under the federal tax rules relating to the Series serving as investment mediums for Variable Contracts. See "Purchase of Shares." In the case of Variable Contracts, the various Series may be used independently or in combination. Within the limitations described in the Prospectus for the applicable Variable Contract, an owner of a Variable Contract ("Variable Contract Owner") may allocate premiums and reallocate investment value under his or her Variable Contract among various divisions of the applicable separate account, which, in turn, invest in the various Series. The assets of each Series are segregated and a Variable Contract Owner's interest is limited to the Series in which the divisions selected by the Variable Contract Owner have invested.

INVESTMENT OBJECTIVES
The investment objective or objectives of each of the Series are as follows:

The Fully Managed Series seeks, over the long term, a high total investment return, consistent with the preservation of capital and prudent investment risk. The Series seeks to achieve this objective by investing primarily in common stocks. The Series may also invest in fixed income securities and money market instruments to preserve its principal value during uncertain or declining market conditions. The Series' strategy is based on the premise that, from time to time, certain asset classes are more attractive long-term investments than others.

The Limited Maturity Bond Series seeks the highest current income consistent with low risk to principal and liquidity. The Series seeks to achieve this objective by investing primarily in a diversified portfolio of limited maturity debt securities. The Series also seeks to enhance its total return through capital appreciation when market factors indicate that capital appreciation may be available without significant risk to principal.

The Rising Dividends Series seeks capital appreciation by investing in equity securities of high quality companies that meet the following four criteria: consistent dividend increases; substantial dividend increases; reinvested profits; and an under-leveraged balance sheet. Dividend income is a secondary objective.

The Small Cap Series seeks to achieve long-term capital appreciation by invest-ing in equity securities of companies that, at the time of purchase, have total market capitalization within the range of companies included in the Russell 2000 Growth Index. Many of the securities in which the Series invests may be those of new companies in a developmental stage or more seasoned companies believed by the Portfolio Manager to be entering a new stage of growth.

The Mid-Cap Growth Series seeks long-term growth of capital by investing primarily in equity securities with medium market capitalization.

The Research Series seeks to provide long-term growth of capital and future income by investing a substantial portion of its assets in common stocks or securities convertible into common stocks of companies believed to possess better than average prospects for long-term growth.

The Total Return Series primarily seeks to obtain above-average income (compared to a Series entirely invested in equity securities) consistent with the prudent employment of capital. The Series' secondary objective is to take advantage of opportunities for growth of capital and income.

The Growth & Income Series seeks long-term total return by investing in equity securities and debt securities, focusing on small- and mid-cap companies that offer the potential for capital appreciation, current income, or both.

The Value + Growth Series seeks capital appreciation by investing primarily in growth companies with favorable relationships between price/earnings ratios and growth rates, in sectors offering the potential for above-average returns.

The Global Fixed-Income Series seeks high total return. Under normal conditions, at least 65% of the Series' total assets will be invested in fixed income securities of global issuers located in at least three countries, including the United States. Under normal conditions, the Portfolio Manager expects that the Series generally will be invested in at least six different countries, including the United States, although the Series may at times invest all of its assets in a single country.

The Liquid Asset Series seeks a high level of current income consistent with the preservation of capital and liquidity.

THE MANAGER AND PORTFOLIO MANAGERS
The Manager of the Series is Directed Services, Inc. (the "Manager"), a wholly owned subsidiary of ING Groep, N.V. ("ING"). The Trust and the Manager have retained several investment advisory firms ("Portfolio Managers") to manage the assets of the Series. The Series and their Portfolio Managers are as follows:

     SERIES                         PORTFOLIO MANAGER
     ----------------------------   ------------------------------------------
     Fully Managed Series           T. Rowe Price Associates, Inc.
     Limited Maturity Bond Series   ING Investment Management, LLC
     Rising Dividends Series        Kayne Anderson Investment Management, LLC
     Small Cap Series               Fred Alger Management, Inc.
     Mid-Cap Growth Series          Massachusetts Financial Services Company
     Research Series                Massachusetts Financial Services Company
     Total Return Series            Massachusetts Financial Services Company
     Growth & Income Series         Robertson, Stephens & Company Investment
                                      Management, L.P.
     Value + Growth Series          Robertson, Stephens & Company Investment
                                      Management, L.P.
     Global Fixed Income Series     Baring International Investment Limited
     Liquid Asset Series            ING Investment Management, LLC

As Manager of the Series, Directed Services, Inc. has overall responsibility, subject to the supervision of the Board of Trustees, for engaging Portfolio Managers and for monitoring and evaluating the management of the assets of each Series by the Portfolio Managers, for administering all operations of the Series, and for providing or procuring all services necessary for the ordinary operation of the Series. Pursuant to a Management Agreement, the Trust currently pays the Manager for its services a monthly fee at an annual rate. See the fee table under "Management of the Trust-The Manager."

Each Portfolio Manager has full investment discretion and makes all determina-tions with respect to the investment of each Series' assets and the purchase and sale of portfolio securities consistent with the investment objectives, policies, and restrictions for such Series. The Portfolio Managers are compen-sated by the Manager (and not the Trust).

The Trust is distinct in that the expense structure of the Series is simpler and more predictable than most mutual funds. The ordinary expenses for the Trust's Series, including custodial, administrative, transfer agency, portfolio accounting, auditing, and ordinary legal expenses are paid by the Manager; whereas, most mutual funds pay for these expenses directly from their own assets.

PURCHASE AND REDEMPTION OF SHARES
Shares of each Series are offered at the net asset value of each Series. Shares of each Series may be redeemed without cost at the net asset value per share of the Series next determined after receipt of the redemption request. The redemp-tion price may be more or less than the purchase price.

SPECIAL CHARACTERISTICS AND INVESTMENT RISKS
Certain of the Series may engage in investment techniques that involve certain risks that are described more fully in the section "Description of Securities and Investment Techniques." For example, the Fully Managed Series may engage in various types of futures transactions, lend its portfolio securities, invest in non-U.S. dollar denominated securities of foreign issuers, engage in foreign currency transactions and options on foreign currencies, engage in various put and call options transactions and invest in high yield convertible bonds.
(High yield bonds are sometimes referred to as "junk bonds.")

-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
The following tables present condensed financial information with respect to each Series, except the Mid-Cap Growth, Total Return, Research, Growth & Income, Value + Growth, Global Fixed Income Series which had not commenced operations prior to December 31, 1997. Information in the tables for the years ended December 31, 1997, 1996, 1995, 1994 and 1993 is derived from the Trust's financial statements for all Series that have been audited by Ernst & Young LLP. Information in the tables for years ended December 31, 1992, 1991, 1990 and 1989 is derived from the Trust's financial statements for all Series that have been audited by another independent auditor.

The condensed financial information below does not include deductions at the separate account level or contract specific deductions that may be incurred under a Variable Contract for which the Trust serves as an underlying investment vehicle. These charges would reduce the total return to any owner of a Variable Contract. The following tables should be read in conjunction with the Trust's financial statements which are incorporated by reference in the Trust's State-ment of Additional Information from the Trust's Annual Report dated as of December 31, 1997. The Trust's Annual Report, which contains further infor-mation about the Series' performance, are available to shareholders upon request and without charge.

-----------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (CONTINUED)
FULLY MANAGED SERIES**

      FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR.

                        YEAR        YEAR        YEAR        YEAR        YEAR        YEAR        YEAR        YEAR       PERIOD
                       ENDED       ENDED       ENDED       ENDED       ENDED       ENDED       ENDED       ENDED        ENDED
                      12/31/97    12/31/96    12/31/95    12/31/94    12/31/93    12/31/92    12/31/91    12/31/90    12/31/89*
                      --------    --------    --------    --------    --------    --------    --------    --------    ---------
Net asset value,
  beginning of
  year..............  $  14.82    $  13.79    $  11.70    $  12.99    $  12.43    $  11.94    $   9.51     $10.16      $ 10.00
                      --------    --------    --------     -------    --------     -------     -------     ------       ------
INCOME/(LOSS) FROM
  INVESTMENT
  OPERATIONS:
Net investment
  income............      0.39        0.56        0.45        0.35        0.19        0.28        0.29       0.33         0.28
Net realized and
  unrealized
  gain/(loss) on
  investments.......      1.86        1.69        1.98       (1.29)       0.75        0.49        2.43      (0.65)        0.16
                      --------    --------    --------     -------    --------     -------     -------     ------       ------
Total from
  investment
  operations........      2.25        2.25        2.43       (0.94)       0.94        0.77        2.72      (0.32)        0.44
                      --------    --------    --------     -------    --------     -------     -------     ------       ------
LESS DISTRIBUTIONS:
Dividends from net
  investment
  income............     (0.41)      (0.56)      (0.34)      (0.35)      (0.19)      (0.28)      (0.29)     (0.33)       (0.28)
Distributions from
  capital gains.....     (0.93)      (0.66)         --          --       (0.19)         --          --         --           --
                      --------    --------    --------     -------    --------     -------     -------     ------       ------
Total
  distributions.....     (1.34)      (1.22)      (0.34)      (0.35)      (0.38)      (0.28)      (0.29)     (0.33)       (0.28)
                      --------    --------    --------     -------    --------     -------     -------     ------       ------
Net asset value, end
  of year...........  $  15.73    $  14.82    $  13.79    $  11.70    $  12.99    $  12.43    $  11.94     $ 9.51      $ 10.16
                      ========    ========    ========     =======    ========     =======     =======     ======       ======
Total return........     15.27%      16.36%      20.80%      (7.27)%      7.59%       6.23%      28.93%     (3.18)%       3.90%++
                      ========    ========    ========     =======    ========     =======     =======     ======       ======
RATIOS TO AVERAGE
  NET
 ASSETS/SUPPLEMENTAL
  DATA:
Net assets, end of
  year (in 000's)...  $169,987    $136,660    $118,589    $ 99,854    $108,690    $ 37,696    $ 10,031     $5,426      $ 5,443
Ratio of operating
  expenses to
  average net
  assets............      0.99%       1.00%       1.01%       1.00%       1.01%       1.04%       1.50%      1.52%        2.69%+
Decrease reflected
  in above expense
  ratio due to
  expense
  limitations.......        --          --          --          --        0.04%       0.20%       0.68%      1.27%        0.19%+
Ratio of net
  investment income
  to average net
  assets............      2.67%       3.83%       3.41%       2.62%       2.12%       2.38%       2.71%      3.38%        3.07%+
Portfolio turnover
  rate..............        48%         45%        113%         66%         55%         27%         68%       100%         196%
Average commission
  rate paid(a)......  $ 0.0369    $ 0.0597         N/A         N/A         N/A         N/A         N/A        N/A          N/A

- ------------------

   * The Fully Managed Series commenced operations on January 24, 1989.
  ** Since January 1, 1995, T. Rowe Price Associates, Inc. has served as Portfolio Manager for the Fully Managed
     Series. Prior to that date, a different firm served as Portfolio Manager.
   + Annualized
  ++ Non-annualized
 (a) Average commission rate paid per share of portfolio securities purchased and sold by the Series.

- --------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (CONTINUED)
LIMITED MATURITY BOND SERIES**

      FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR.

                        YEAR         YEAR        YEAR        YEAR        YEAR        YEAR        YEAR        YEAR       PERIOD
                       ENDED        ENDED       ENDED       ENDED       ENDED       ENDED       ENDED       ENDED        ENDED
                     12/31/97#    12/31/96#    12/31/95    12/31/94    12/31/93    12/31/92    12/31/91    12/31/90    12/31/89*
                     --------     ---------    --------    --------    --------    --------    --------    --------    ---------
Net asset value,
  beginning of
  year.............  $  10.43     $  11.15     $   9.98    $  10.62    $  10.43    $  10.54    $  10.15     $10.16      $ 10.00
                      -------      -------      -------     -------     -------     -------     -------     ------       ------
INCOME/(LOSS) FROM
  INVESTMENT
  OPERATIONS:
Net investment
  income...........      0.60         0.59         0.60        0.51        0.40        0.60        0.68       0.72         0.74
Net realized and
  unrealized
  gain/(loss) on
  investments......      0.09        (0.13)        0.57       (0.64)       0.23       (0.11)       0.42         --         0.19
                      -------      -------      -------     -------     -------     -------     -------     ------       ------
Total from
  investment
  operations.......      0.69         0.46         1.17       (0.13)       0.63        0.49        1.10       0.72         0.93
                      -------      -------      -------     -------     -------     -------     -------     ------       ------
LESS DISTRIBUTIONS:
Dividends from net
  investment
  income...........     (0.81)       (1.15)          --       (0.51)      (0.40)      (0.60)      (0.68)     (0.72)       (0.74)
Distributions from
  capital gains....        --        (0.03)          --          --       (0.04)         --       (0.03)     (0.01)       (0.03)
                      -------      -------      -------     -------     -------     -------     -------     ------       ------
Total
  distributions....     (0.81)       (1.18)          --       (0.51)      (0.44)      (0.60)      (0.71)     (0.73)       (0.77)
                      -------      -------      -------     -------     -------     -------     -------     ------       ------
Net asset value,
  end of year......   $ 10.31      $ 10.43     $  11.15    $   9.98    $  10.62    $  10.43    $  10.54     $10.15      $ 10.16
                      =======      =======      =======     =======     =======     =======     =======     ======       ======
Total return.......      6.67%        4.32%       11.72%      (1.19)%      6.20%       4.84%      11.27%      7.87%        9.69%++
                      =======      =======      =======     =======     =======     =======     =======     ======       ======
RATIOS TO AVERAGE
  NET
ASSETS/SUPPLEMENTAL
  DATA:
Net assets, end of
  year (in
  000's)...........   $53,839      $81,317     $ 90,081    $ 72,213    $ 72,219    $ 40,213    $ 16,144     $8,321      $ 2,631
Ratio of operating
  expenses to
  average net
  assets...........      0.61%       0.61%        0.61%       0.60%       0.61%       0.72%       0.87%      0.81%        1.11%+
Decrease reflected
  in above expense
  ratio due to
  expense
  limitations......        --          --           --          --        0.04%       0.27%       0.89%      2.09%        3.22%+
Ratio of net
  investment income
  to average net
  assets...........      5.71%       5.33%        5.58%       4.73%       4.64%       5.71%       6.58%      7.47%        8.56%+
Portfolio turnover
  rate.............       81%         250%         302%        209%        115%         63%        465%       373%         354%

- ------------------

   * The Limited Maturity Bond Series commenced operations on January 24, 1989.
  ** Since January 2, 1998, ING Investment Management, LLC has served as Portfolio Manager for the Limited
     Maturity Bond Series.  Prior to that date, Equitable Investment Services, Inc. served as Portfolio Manager for the Limited Maturity Bond Series. Prior to August 13, 1997, different firms served as Portfolio Manager.
   + Annualized
  ++ Non-annualized
   # Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

---------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (CONTINUED)
RISING DIVIDENDS SERIES

      FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR.

                                                                 YEAR          YEAR          YEAR           YEAR        PERIOD
                                                                ENDED         ENDED         ENDED         ENDED          ENDED
                                                              12/31/97       12/31/96#      12/31/95      12/31/94      12/31/93*
                                                              --------      ---------      --------      --------      ---------
Net asset value, beginning of year..........................  $   15.81     $   13.30      $  10.22      $  10.30       $ 10.00
                                                               --------      --------       -------       -------       -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.......................................       0.14          0.14          0.13          0.14          0.01
Net realized and unrealized gain/(loss) on investments......       4.57          2.61          3.04         (0.08)         0.30
                                                               --------      --------       -------       -------       -------
Total from investment operations............................       4.71          2.75          3.17          0.06          0.31
                                                               --------      --------       -------       -------       -------
LESS DISTRIBUTIONS:
Dividends from net investment income........................      (0.13)        (0.13)        (0.09)        (0.14)        (0.01)
Distributions from capital gains............................      (0.35)        (0.11)           --            --            --
                                                               --------      --------       -------       -------       -------
Total distributions.........................................      (0.48)        (0.24)        (0.09)        (0.14)        (0.01)
                                                               --------      --------       -------       -------       -------
Net asset value, end of year................................  $   20.04     $   15.81      $  13.30      $  10.22       $ 10.30
                                                               ========      ========       =======       =======       =======
Total return................................................      29.82%        20.65%        31.06%         0.59%         3.10%++
                                                               ========      ========       =======       =======       =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's)..........................  $ 252,191     $ 126,239      $ 81,210      $ 50,712       $14,430
Ratio of operating expenses to average net assets...........       0.99%         1.00%         1.01%         1.00%         0.24%+
Ratio of net investment income to average net assets........       0.96%         0.99%         1.24%         1.88%         0.34%+
Portfolio turnover rate.....................................         26%           15%           43%           26%            3%
Average commission rate paid(a).............................  $  0.0600     $  0.0600           N/A           N/A           N/A

- ------------------

   * The Rising Dividends Series commenced operations on October 4, 1993.
   + Annualized
  ++ Non-annualized
 (a) Average commission rate paid per share of portfolio securities purchased and sold by the Series.
   # Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

----------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (CONTINUED)
SMALL CAP SERIES

      FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR.

                                                                                         YEAR          YEAR
                                                                                        ENDED         ENDED
                                                                                      12/31/97      12/31/96*
                                                                                      --------      ---------
Net asset value, beginning of year..................................................  $ 12.01       $ 10.00
                                                                                      -------       -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss.................................................................    (0.03)        (0.01)
Net realized and unrealized gain on investments.....................................     1.27          2.02
                                                                                      -------       -------
Total from investment operations....................................................     1.24          2.01
                                                                                      -------       -------
LESS DISTRIBUTIONS:
Dividends from net investment income................................................       --            --
Distributions from capital gains....................................................       --            --
                                                                                      -------       -------
Total distributions.................................................................       --            --
                                                                                                    -------
Net asset value, end of year........................................................  $ 13.25       $ 12.01
                                                                                      =======       =======
Total return........................................................................    10.32%        20.10%++
                                                                                      =======       =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's)..................................................  $66,396       $34,365
Ratio of operating expenses to average net assets...................................     0.99%         0.99%++
Ratio of net investment loss to average net assets..................................    (0.34)%       (0.08)%++
Portfolio turnover rate.............................................................      130%          117%
Average commission rate paid(a).....................................................  $0.0706       $0.0621

- ------------------

   * The Small Cap Series commenced operations on January 3, 1996.
  ++ Non-annualized
 (a) Average commission rate paid per share of portfolio securities purchased and sold by the Series.

---------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (CONTINUED)
LIQUID ASSET SERIES**

      FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR.

                             YEAR       YEAR       YEAR       YEAR        YEAR         YEAR       YEAR        YEAR        PERIOD
                            ENDED      ENDED      ENDED      ENDED       ENDED        ENDED      ENDED       ENDED         ENDED
                          12/31/97    12/31/96    12/31/95   12/31/94    12/31/93    12/31/92   12/31/91    12/31/90   12/31/89*
                          --------    --------    --------   --------    --------    --------   --------    --------   ---------
Net asset value,
  beginning of year.....  $   1.00    $   1.00    $   1.00   $   1.00    $   1.00    $  1.00   $    1.00     $  1.00    $  1.00
                           -------     -------     -------    -------     -------     ------     -------      ------     ------
INCOME FROM INVESTMENT
  OPERATIONS:
Net investment income...     0.050       0.049       0.054      0.040       0.030       0.030      0.050       0.070       0.080
                           -------     -------     -------    -------     -------     -------    -------     -------     -------
Total from investment
  operations............     0.050       0.049       0.054      0.040       0.030       0.030      0.050       0.070       0.080
                           -------     -------     -------    -------     -------     -------    -------     -------     -------
LESS DISTRIBUTIONS:
Dividends from net
  investment income.....    (0.050)     (0.049)     (0.054)    (0.040)     (0.030)     (0.030)    (0.050)     (0.070)     (0.080)
                           -------     -------     -------    -------     -------     -------    -------     -------     -------
Total distributions.....    (0.050)     (0.049)     (0.054)    (0.040)     (0.030)     (0.030)    (0.050)     (0.070)     (0.080)
                           -------     -------     -------    -------     -------     -------     -------     -------    -------
Net asset value, end of
  year..................  $   1.00    $   1.00    $   1.00   $   1.00    $   1.00    $   1.00    $  1.00     $  1.00     $  1.00
                           =======     =======     =======    =======     =======     =======    =======     =======     =======
Total return............      5.07%       5.01%       5.51%      3.89%       2.64%       3.13%       5.66%       7.75%      7.67%++
                           =======     =======     =======    =======     =======     =======    =======     =======     =======
RATIOS TO AVERAGE NET
  ASSETS/SUPPLEMENTAL
  DATA:
Net assets, end of year
   (in 000's)...........  $ 59,453    $ 39,096    $ 38,589   $ 46,122    $ 16,808    $ 13,206    $ 9,790     $ 8,709     $ 2,352
Ratio of operating
  expenses to average net
  assets................      0.61%       0.61%       0.61%      0.61%       0.61%       0.74%      0.76%       0.66%       0.90%+
Decrease reflected in
  above expense ratio due
  to expense
  limitations...........        --          --          --         --        0.08%       0.50%      1.01%       1.84%       3.26%+
Ratio of net investment
  income to average net
  assets................      4.99%       4.89%       5.39%      3.89%       2.60%       3.04%      5.48%       7.56%       8.99%+

- ------------------

   * The Liquid Assets Series commenced operations on January 24, 1989.
  ** Since January 2, 1998 ING Investment Management, LLC has served as Portfolio Manager for the Liquid Asset
     Series.  Prior to that date, Equitable Investment Services, Inc. served as Portfolio Manager for the Liquid
     Asset Series. Prior to that August 13, 1996, different firms served as Portfolio Manager.
   + Annualized
  ++ Non-annualized

-------------------------------------------------------------------------------
INVESTMENT OBJECTIVES AND POLICIES
Each of the Series has a different investment objective or objectives that are described below. Each Series' portfolio is managed by its own Portfolio Manager. There can be no assurance that any Series will achieve its investment objective or objectives. Because each Series seeks a different investment objective or objectives and has different policies, each is subject to varying degrees of financial, market, and credit risks. Each Series is subject to the risk of changing economic conditions. As with any security, a risk of loss is inherent in investment in a Series' shares. Therefore, investors should carefully con-sider the investment objective or objectives, investment policies, and potential risks of any Series before investing.

The different types of securities and investment techniques used by the individual Series all have attendant risks of varying degrees. For example, with respect to equity securities, there can be no assurance of capital appreciation and there is a substantial risk of decline. With respect to debt securities, there exists the risk that the issuer of a security may not be able to meet its obligations on interest or principal payments at the time called for by the instrument. In addition, the value of debt instruments generally rises and falls inversely with interest rates.

Certain types of investments and investment techniques common to one or more Series are described in greater detail, including the risks of each, in this Prospectus under "Description of Securities and Investment Techniques" and in the Statement of Additional Information.

DIVERSIFICATION
Each Series, unless specifically noted otherwise in the Series' investment objective and policies section, is diversified, as defined in the Investment Company Act of 1940. A diversified Series may not invest more than 5% of the value of its total assets in any one issuer and it may not purchase more than 10% of the outstanding voting securities of any one issuer with respect to 75% of its total assets, exclusive of amounts held in cash, cash items, and U.S. Government securities. A Series classified as "non-diversified" is not limited by the Investment Company Act of 1940 in the amount of assets that it may invest in the securities of a single issuer. However, that Series will meet the diver-sification requirements under the Internal Revenue Code applicable to mutual funds and variable contracts. Because a Series is "non-diversified" and may invest in a smaller number of individual issuers than a series which is "diver-sified," an investment in any non-diversified Series may, under certain circum-stances, present greater risk to an investor than an investment in a series which is diversified. This risk may include greater exposure to the risk of poor earnings or default of one issuer than would be the case for a more diver-sified series. Each Series' policy on diversification is a fundamental policy and may not be changed without approval of a majority of the outstanding voting shares of that Series.

INVESTMENT RESTRICTIONS
Each Series is subject to investment restrictions that are described in the Statement of Additional Information. The investment restrictions so designated and, unless otherwise noted, the investment objective or objectives of each Series are "fundamental policies" of each Series, which means that they may not be changed without a majority vote of shareholders of the affected Series. Except for these fundamental policies, all investment policies and practices described in this Prospectus and in the Statement of Additional Information are not fundamental, meaning that the Board of Trustees may change them without shareholder approval.

FULLY MANAGED SERIES
The Fully Managed Series' investment objective is to earn, over the long-term, a high total investment return, consistent with the preservation of capital and prudent investment risk. It seeks to achieve this objective by investing primarily in common stocks. The Series may also invest in fixed income secur-ities and money market instruments to preserve its principal value during un-certain or declining market conditions. The Series' strategy is based on the premise that, from time to time, certain asset classes are more attractive long-term investments than others. Total investment return consists of current in-come, including dividends, interest and discount accruals, and capital apprecia-tion. Current income will be an important component of the Series' effort to maximize total return. The Portfolio Manager for the Series is T. Rowe Price Associates, Inc.

The Portfolio Manager expects that equity securities generally will constitute 25% to 85% of the Series' overall portfolio, and that the equity portfolio will be widely diversified by number of issuers. The Portfolio Manager expects that investment opportunities generally will be sought among securities of large-capitalization, established companies, although securities of smaller, less well known companies may also be selected. The Series may invest up to 25% of its total assets in preferred stock.

In selecting investments for the Series, the Portfolio Manager uses a "valuation" discipline to identify stocks whose prospects for price apprecia-tion, over time, are believed to exceed the risk of loss of market value. Through this process, a security's current market value is analyzed relative to each of the following: the company's assets, such as natural resources and real estate; the company's replacement cost of plant and equipment; the company's consumer or commercial franchises, such as well recognized trademarks or estab-lished brand names; and the company's earnings or growth potential. The Port-folio Manager also seeks to identify securities that have been over-discounted due to adverse operating results, deteriorating economic or industry conditions, or unfavorable publicity. By investing after the adverse conditions are reflect-ed in the price of the company's securities, the risks associated with such out-of-favor investments may be limited. The utilization of this contrarian approach may result in investment selections which are counter to those of most investors.

It is anticipated that debt securities, including convertible bonds, may often constitute between 25% and 50% of the Series' overall portfolio. Debt securities purchased by the Series may be of any maturity. It is anticipated that the weighted average maturity of the debt portfolio generally will be between four and ten years, but may be shorter or longer. The Portfolio Manager may invest up to 5% of the Series' assets, measured at the time of investment, in debt securities that are rated below investment grade or, if not rated, of equivalent quality. See "High Yield Bonds" in this Prospectus.

The balance of the Series' portfolio will generally be invested in the following money market instruments which have remaining maturities not exceeding one year:
(i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; (ii) negotiable certificates of deposit, bankers' accept-ances and fixed time deposits and other obligations of domestic banks (includ-ing foreign branches) that have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the Federal Deposit Insurance Corporation; (iii) commercial paper rated at the date of pur-chase in the two highest rating categories; and (iv) repurchase agreements. The Series also may invest in short-term U.S. dollar-denominated obligations of foreign banks (including U.S. branches) at the time of purchase, if such banks have more than $1 billion in total assets.

To maximize potential return, the Portfolio Manager may utilize the following investment methods: writing "covered" listed put and call equity options, in-cluding options on stock indexes, and purchasing such options; purchasing and selling, for hedging purposes, stock index, interest rate, and other futures contracts, and purchasing options on such futures; purchasing warrants and pre-ferred and convertible preferred stocks; entering into repurchase agreements and reverse repurchase agreements; lending portfolio securities to brokers, dealers, banks, or other recognized institutional borrowers of securities; purchasing restricted securities; purchasing securities of foreign issuers, with up to 20% of total net assets invested in foreign equities; entering into forward currency contracts and currency exchange trans- actions for hedging purposes; and bor-rowing from banks to purchase securities. The Series will not engage in short sales of securities other than short sales "against the box." The Series may invest up to 10% of its net assets in illiquid securities. See "Description of Securities and Investment Techniques" for further discussion of these investment methods.

LIMITED MATURITY BOND SERIES
The Limited Maturity Bond Series' primary investment objective is to seek the highest current income consistent with low risk to principal and liquidity. As a secondary objective, the Series also seeks to enhance its total return through capital appreciation when market factors, such as falling interest rates and rising bond prices, indicate that capital appreciation may be available without significant risk to principal. The Portfolio Manager for the Series is ING Investment Management, LLC.

The Series pursues its objectives primarily by investing in a diversified port-folio of limited maturity debt securities. These are short-to-intermediate-term debt securities with actual remaining maturities of seven years or less, and other debt securities with special features (e.g., puts, variable or floating coupon rates, maturity extension arrangements, mortgage pass-throughs, etc.) producing price characteristics similar to those of short-to-intermediate-term debt securities. Generally, the Series' portfolio securities are selected from as many as ten sectors of the fixed income market, each representing a different type of fixed income investment. The ten sectors are as follows:

     (i) U.S. Treasury obligations;

    (ii) U.S. Government agency and instrumentality securities;

   (iii) repurchase agreements with respect to U.S. Treasury obligations and U.S. Government agency and instrumentality securities;

    (iv) asset-backed securities, including mortgage-backed securities issued or guaranteed by U.S. Government agencies or collateralized by U.S. Treasury obligations or U.S. Government agency securities, mortgages pooled by high quality financial institutions, and other asset-backed securities representing pools of receivables unrelated to mortgage loans;

     (v) banking industry obligations, including certificates of deposit, time deposits, and bankers' acceptances issued by commercial banks;
    (vi) savings industry obligations, including certificates of deposit and time deposits issued by savings and loan associations;

   (vii) corporate debt securities;

  (viii) corporate commercial paper, consisting primarily of unsecured notes with maturities of nine months or less issued to finance short-term credit needs;

    (ix) variable or floating rate securities, the coupon rates of which vary with a designated money market index; and

     (x) foreign securities denominated in U.S. dollars.

For additional information as to the characteristics and risks of investments in several of these sectors, see the "Description of Securities and Investment Techniques" in this Prospectus.

The Portfolio Manager conducts a continuing review of sector yields and other information. These data are analyzed in light of market conditions and trends in order to determine which investment sectors offer the best values on a total return basis. Where the yield of a sector exceeds that of comparable U.S. Treasury obligations, the excess yield or "premium" is analyzed to determine whether and to what extent it reflects additional risk in that sector. During periods that yield differentials available in the non-governmental sectors do not appear to justify the additional risks involved, the Series will invest more heavily in U.S. Treasury obligations and U.S. Government agency and instrument-ality securities.

Ordinarily, the Series' portfolio will include securities from five or more of the investment sectors. The Series will not invest more than 25% of its total assets in a single industry. And the Series will not invest more than 10% of its total assets in foreign government securities.

After the sectors for investment have been chosen, individual securities are selected from within these sectors on the basis of yield, creditworthiness, and liquidity. The Series will invest in corporate debt securities and variable or floating rate securities only if such securities are rated Baa or better by Moody's or BBB or better by Standard & Poor's, or, if not rated by Moody's or Standard & Poor's, if the Portfolio Manager determines that they are of equivalent quality. The Series will invest in corporate commercial paper only if rated Prime-1 or Prime-2 by Moody's or A-1 or A-2 by Standard & Poor's, or, if not rated by

Moody's or Standard & Poor's, if the Portfolio Manager determines that the com-mercial paper is of equivalent quality. For additional information, see "Appen-dix 1: Description of Bond Ratings" in the Statement of Additional Information.

The Series seeks to reduce risk, increase income, and preserve or enhance total return by actively managing the maturity of its portfolio in light of market conditions and trends. When, in the opinion of the Portfolio Manager, market indicators point to higher interest rates and lower bond prices, average maturity generally will be shortened. When falling interest rates and rising bond prices are indicated, a longer average portfolio maturity generally can be expected.

During periods of rising or falling interest rates, the Series may also seek to hedge all or a part of its portfolio against related changes in securities prices by buying or selling interest rate futures contracts and options thereon. Such a strategy involves using the contracts as a maturity management device that reduces risk and preserves total return while the Series is restructuring its portfolio in response to the changing interest rate environment. For infor-mation on such contracts, see "Description of Securities and Investment Tech-niques."

The dollar-weighted average maturity of the Series' portfolio will not exceed five years, and, in periods of rapidly rising interest rates, may be shortened to one year or less. For these purposes, (i) the maturity of mortgage-backed securities is determined on an "expected life" basis, (ii) variable or floating rate securities are deemed to mature at the next interest rate adjustment date, and (iii) debt securities with put features are deemed to mature at the next put exercise date. Positions in interest rate futures contracts (long or short) will be reflected in average portfolio maturity on the basis of the maturities of the securities underlying the futures contracts. The Series may invest in futures contracts, purchase and sell interest rate futures contracts, and purchase and write options on such futures contracts.

The Series may invest in private placements of debt securities. These invest-ments may be considered to be restricted securities. The Series may invest up to 10% of its net assets in these and other illiquid securities. The Series may also purchase securities (including mortgage-backed securities such as GNMA, FNMA, and FHLMC Certificates) on a when-issued basis. A description of these techniques and their attendant risks is contained in the section of this Pros-pectus entitled "Description of Securities and Investment Techniques."

The Series may write covered call options and purchase put options, and purchase call and write put options to close out options previously written by the Series. The Series may engage in options transactions to reduce the effect of price fluctuations of securities owned by the Series (and involved in the options) on the Series' net asset value per share. This Series will purchase put options involving portfolio securities only when the Portfolio Manager believes that a temporary defensive position is desirable in light of market conditions, but does not desire to sell the portfolio security. The Series will engage only in short sales "against the box."

The Series may borrow up to 10% of the value of its net assets, and for temporary purposes may increase this amount to 25%. The Series may transfer as collateral securities owned by the Series in connection with permissible borrowings.

RISING DIVIDENDS SERIES
The investment objective of the Rising Dividends Series is capital appreciation. Dividend income is a secondary objective. The Portfolio Manager for the Series is Kayne Anderson Investment Management, LLC.

In seeking these objectives, the Series normally invests at least 80% of its net assets in equity securities of companies determined to be of high quality by the Portfolio Manager that meet the following four criteria:

      (i) Consistent dividend increases-The company should have increased its dividends in seven of the last ten years.

     (ii) Substantial dividend increases-The company should have at least doubled its dividends in the last ten years.

    (iii) Reinvested profits-The company should have reinvested at least 35% of its profits annually.

     (iv) Under-leveraged balance sheet-The company should have less than 35% of its total capitalization in long-term debt.

In selecting equity securities, the Portfolio Manager screens databases to create a universe of companies that meet the preceding criteria. The companies that have the required attributes are then analyzed from a fundamental perspec-tive. This research involves study of industry competitive conditions, discus-sions with company management, spreadsheet analysis and valuation projections.
A proprietary computer model is employed to regularly compare expected rates of return for each equity security in the universe. The final decision to invest in an equity is based on the Portfolio Manager's appraisal of the company's fund-amental strengths and relative attractiveness from an expected return stand-point. The individual security selection is overlaid with a sector allocation discipline to avoid over-concentration in any single sector.

It is anticipated that the Series' portfolio will generally contain a minimum of 30-40 issues. It is the policy of the Series that no equity security will be acquired if, after its acquisition, more than 15% of the Series' total assets would be invested in any one industry or more than 5% would be invested in any one issuer. The Portfolio Manager does not intend to invest any of the Series' assets in securities that, at the time of investment, it believes to be illiquid, but may hold up to 15% of its assets in these securities. The Port-folio Manager periodically monitors the Series' equity securities to assure they meet the four criteria. A security will generally be sold when it reaches its target price, when negative changes occur in either the company or its industry, or when any one or more of the four criteria are no longer satisfied. A 15% price decline in a stock, relative to the market, triggers a re-appraisal. The reappraisal may result in a sale, but each buy/sell decision is made on the merits and fundamentals of that particular situation. There may from time to time be other equity securities in the Portfolio which meet most, but not all, of the criteria, but which the Portfolio Manager deems a suitable investment. Equity securities are deemed to include common stocks, securities convertible into common stocks, or rights or warrants to subscribe for or purchase common stocks.

The Portfolio Manager may enter into forward currency contracts and currency ex-change transactions for hedging purposes. During those times when equity securities that meet the Portfolio Manager's investment criteria cannot be found, for temporary defensive purposes or pending longer-term investment, the Series may invest any amount of its assets in short-term fixed income securities or in cash or cash equivalents. The Series may invest in mortgage- and asset-backed securities, enter into repurchase agreements, invest in foreign equity securities, including Depositary Receipts, make short sales "against the box," and may borrow up to 10% of its net assets, and for temporary purposes may bor-row up to 25% of its assets for such items as large redemptions.

SMALL CAP SERIES
The investment objective of the Series is long-term capital appreciation. The Series invests at least 65% of its total assets in equity securities of com-panies that, at the time of purchase of the securities, have total market cap-italization within the range of companies included in the Russell 2000 Growth Index ("Russell Index") or the S&P Small-Cap 600 Index ("S&P 600 Index"), up-dated quarterly. Both indexes are broad indexes of small capitalization stocks. As of December 31, 1997, the range of market capitalization companies in the Russell Index was $20 million to $2.97 billion; the range of the market capitalization the companies in the S&P 600 Index at that date was $21 million to $2.93 billion. The combined range as of that date was $20 million to $2.97 billion. The Series may invest up to 35% of its total assets in equity securities of companies that, at the time of purchase, have total market cap-italization outside this combined range, and in excess of that amount (up to 100% of its assets) during temporary defensive periods. The Portfolio Manager for the Series is Fred Alger Management, Inc.

The Series seeks to achieve its objective by investing in equity securities, such as common or preferred stocks, or securities convertible into or exchange-able for equity securities, including warrants and rights. The Series will invest primarily in companies whose securities are traded on domestic stock ex-changes or in the over-the-counter market. These companies may still be in the developmental stage, may be older companies that appear to be entering a new stage of growth owing to factors such as management changes or development of new technology, products or markets, or may be companies pro-viding products or services with a high unit volume growth rate. In order to afford the Series the flexibility to take advantage of new opportunities for investments in accordance with its investment objective, it may hold up to 15% of its net assets in money market instruments and repurchase agreements and in excess of that amount (up to 100% of its assets), after receipt of new monies, or during temporary defensive periods. This amount may be higher than that maintained by other funds with similar investment objectives.

Investing in smaller, newer issuers generally involves greater risk than invest-ing in larger, more established issuers. Companies in which the Series is likely to invest may have limited product lines, markets or financial resources and may lack management depth. The securities of such companies may have limited market-ability and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. Accordingly, an investment in the Series may not be appropriate for all investors.

The Series may use the following various investment strategies and techniques when the Portfolio Manager determines that such use is appropriate in an effort to meet the Series' investment objective: short sales of securities; investing in securities of foreign issuers (including Depositary Receipts), including not more than 10% of its total assets in foreign government securities denominated in U.S. dollars; engaging in futures contracts, including purchasing and sell-ing stock index futures contracts and interest rate futures contracts; purchas-ing and selling options on securities; purchasing options on stock index futures contracts, interest rate futures contracts, and foreign currency futures contracts; entering into foreign currency transactions and options on foreign currencies; entering into repurchase and reverse repurchase agreements; purchase mortgage- and asset-backed securities; and lending portfolio securities to brokers, dealers, bankers, and other recognized insti- tutional borrowers of securities. The Series may not exceed a total of 25% of net assets in short sales, but this amount is decreased by any amount the Series has borrowed. The Series may from time to time increase its ownership of securities above the amounts otherwise possible by borrowing from banks on an unsecured basis and investing the borrowed funds. The Series may borrow up to 10% of its net assets to purchase securities and up to 25% of its net assets for temporary purposes. In connection with permissible borrowings the Series may transfer as collateral securities owned by the Series. The Series may invest up to 15% of its net assets in illiquid securities.

MID-CAP GROWTH SERIES
The investment objective of the Mid-Cap Growth Series is to obtain long-term growth of capital. The Series seeks to achieve its objective by investing primarily in equity securities of companies with medium market capitalization which the Portfolio Manager believes have above-average growth potential under normal circumstances. The Portfolio Manager for the Series is Massachusetts Financial Services Company.

Medium market capitalization companies whose market capitalization falls within the range of the Standard and Poor's MidCap 400 Index (the "S&P MidCap 400 Index") at the time of the Series' investment. The S&P MidCap 400 Index is a widely recognized, unmanaged index of mid-cap common stock prices. Companies whose capitalization falls outside this range after purchase continue to be considered medium-capitalization companies for purposes of the Series' investment policy. The Series may, but is not required to, purchase securities of companies included in the S&P MidCap 400 Index. This index is only used by the Series for purposes of defining the market capitalization range of companies in which the Series will invest; it is not intended to be used a benchmark against which the Series compares its investment performance. As of December 31, 1997, the S&P MidCap 400 Index included companies with capitalizations of between $213 million and $13.7 billion.

The Series may invest a significant portion of its assets in over-the-counter ("OTC") securities. OTC securities are any securities that are not listed on a major exchange but are, as their name implies, traded over the counter. Investing in securities traded on the OTC securities market can involve greater risk than is customarily associated with investing in securities traded on the New York or American Stock Exchanges since OTC securities are generally securities of companies which are smaller or newer than those listed on the New York or American Stock Exchange. For example, these companies often have limited product lines, markets, or financial resources, may be dependent for management on one or a few key persons, and can be more susceptible to losses. Also, their securities may be thinly traded (and therefore have to be sold at a discount from current prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts and may be subject to wider price swings and thus may create a greater risk of loss than securities of larger capitalization or established companies. Shares of the Series, there-fore, are subject to greater fluctuation in value than shares of a conservative equity fund or of a growth fund which invests entirely in proven growth stocks.

Therefore, the Series is intended for long-term investors who understand and can accept the risks entailed in seeking long-term growth of capital. The Series is not meant to provide a vehicle for those who wish to play short-term swings in the stock market. Accordingly, an investment in shares of the Series should not be considered a complete investment program. Each prospective purchaser should take into account his investment objectives as well as his other investments when considering the purchase of shares of the Series.

Debt securities of issuers in which the Series may invest include all types of long- or short-term debt obligations, such as bonds, debentures, notes and commercial paper. Fixed income securities in which the Series may invest include securities in the lower rating categories of recognized rating agencies (and comparable unrated securities). Fixed income securities in which the Series may invest also include zero-coupon bonds, deferred interest bonds and bonds on which the interest is payable in kind. Such investments involve certain risks. See "Description of Securities and Investment Techniques-High Yield Bonds" and the Statement of Additional Information for a discussion of the risks involved in investing in lower-rated securities.

When the Portfolio Manager believes that investing for temporary defensive pur-poses is appropriate, such as during periods of unusual market conditions, part or all of the Series' assets may be temporarily invested in cash (including foreign currency) or cash equivalent short-term obligations including, but not limited to, certificates of deposit, commercial paper, short-term notes, obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, and repurchase agreements.

The Series may invest 20% or more of its net assets in foreign securities (not including American Depositary Receipts ("ADRs"), however, under normal market conditions, the Series expects to invest less than 35% of its net assets in foreign securities. The Series may invest up to 10% of its net assets in emerging markets or countries with limited or developing capital markets. Investing in securities of foreign issuers generally involves risks not ordinarily associated with investing in securities of domestic issuers. (See "Description of Securities and Investment Techniques-Foreign Securities" and the Statement of Additional Information for a discussion of the risks involved in foreign investing.)

The Series may invest in ADRs which are certificates issued by a U.S. depository (usually a bank) and represent a specified quantity of shares of an underlying non-U.S. stock on deposit with a custodian bank as collateral. Although ADRs are issued by a U.S. depository, they are subject to many of the risks of foreign securities such as changes in exchange rates and more limited infor-mation about foreign issuers.

The Series may also purchase illiquid or restricted securities (such as private placements). The Series' may not invest more than 15% of its net assets in illiquid securities.

The Series is classified as a "non-diversified" investment company as described above under "Diversification." See "Diversification" for risks associated with investing in a non-diversified Series.

While it is not generally the Series' policy to invest or trade for short-term profits, the Series may dispose of a portfolio security whenever the Portfolio Manager is of the opinion that such security no longer has an appropriate appreciation potential or when another security appears to offer relatively greater appreciation potential. Series changes are made without regard to the length of time a security has been held, or whether a sale would result in a profit or loss. Therefore, the rate of Series turnover is not a limiting factor when a change in the Series is otherwise appropriate. Because the Series is expected to have a Series turnover rate of over 100%, transaction costs incurred by the Series and the realized capital gains and losses of the Series may be greater than that of a Series with a lesser turnover rate.

The Series may also enter into repurchase agreements, lend securities, purchase securities on a "when-issued" or on a "forward delivery" basis (which means that the securities will be delivered to the Series at a future date usually beyond customary settlement time), invest in indexed securities (whose value is linked to foreign currencies, commodities, indexes, or other financial indicators), enter into mortgage "dollar roll" transactions with selected banks and broker-dealers, purchase restricted securi-ties, corporate asset-backed securities, options on securities, options on stock indexes, options on foreign currencies, futures contracts, options on futures contracts and forward foreign currency exchange contracts.

All of the Series investments and transactions described in this section are described in greater detail in the Description of Securities and Investment Techniques section of this Prospectus and in the Statement of Additional Information.

RESEARCH SERIES
The investment objective of the Research Series is to provide long-term growth of capital and future income. The portfolio securities of the Research Series are selected by a committee of investment research analysts. This committee includes investment analysts employed not only by the Portfolio Manager but also by a wholly owned international subsidiary of the Portfolio Manager. The Series' assets are allocated among industries by the analysts acting together as a group. Individual analysts are then responsible for selecting what they view as the securities best suited to meet the Series' investment objective within their assigned industry responsibility. The Portfolio Manager for the Series is Massachusetts Financial Services Company.

The Series' policy is to invest a substantial proportion of its assets in the common stocks or securities convertible into common stocks of companies believed to possess better than average prospects for long-term growth. A smaller propor-tion of the assets may be invested in bonds, short-term obligations, preferred stocks or common stocks whose principal characteristic is income production rather than growth. Such securities may also offer opportunities for growth of capital as well as income. In the case of both growth stocks and income issues, emphasis is placed on the selection of progressive, well-managed companies. The Series' debt investments, if any, may consist of investment grade securities (e.g., rated Baa or better by Moody's Investor Services, Inc. ("Moody's") or BBB or better by Standard & Poor's Ratings Group ("Standard & Poor's")) and, with respect to no more than 10% of its net assets, securities in the lower rated categories (e.g., rated BA or lower by Moody's or BB or lower by Standard & Poor's or Fitch IBCA, Inc. ("Fitch")), or securities which the Portfolio Manager believes to be of similar quality to these lower rated securities (commonly known as "junk bonds"). For a description of bond ratings, see the Statement of Additional Information. It is not the Series' policy to rely exclusively on ratings issued by established credit rating agencies but rather to supplement such ratings with the Portfolio Manager's own independent and ongoing review of credit quality. The Series' achievement of its investment objective may be more dependent on the Portfolio Manager's own credit analysis than in the case of a Series investing in primarily higher quality bonds. From time to time, the Series' management will exercise its judgment with respect to the proportions invested in growth stocks, income-producing securities or cash (including foreign currency) and cash equivalents depending on its view of their relative attractiveness.

The Series may enter into repurchase agreements, make loans of its fixed income securities, invest in ADRs, invest up to 20% of its net assets in foreign securities (not including ADRs), invest in emerging markets or countries with limited or developing capital markets and purchase "Rule 144A securities." Investing in these type of securities involves certain risks. See "Description of Securities and Investment Techniques" and the Statement of Additional Inform-ation for a discussion of the risks involved with investing in the above listed securities transactions.

While it is not generally the Series' policy to invest or trade for short-term profits, the Series may dispose of a portfolio security whenever the Portfolio Manager is of the opinion that such security no longer has an appropriate appreciation potential or when another security appears to offer relatively greater appreciation potential. Series changes are made without regard to the length of time a security has been held, or whether a sale would result in a profit or loss. Therefore, the rate of Series turnover is not a limiting factor when a change in the Series is otherwise appropriate.

TOTAL RETURN SERIES
The primary investment objective of the Total Return Series is to obtain above-average income (compared to a Series entirely invested in equity securities) consistent with the prudent employment of capital. While current income is the primary objective, the Series believes that there should also be a reasonable opportunity for growth of capital and income, since many securities offering a better than average yield may also possess growth potential. Thus, in selecting securities for its Series, the Series considers each of these objectives. Under normal market conditions, at least 25% of the Series' assets will be invested in fixed income securities and at least 40% and no more than 75% of the Series' assets will be invested in equity securities. The Portfolio Manager for the Series is Massachusetts Financial Services Company.

The Series' policy is to invest in a broad list of securities, including short-term obligations. The list may be diversified not only by companies and industries, but also by type of security. Fixed income securities and equity securities (which include: common stocks and preferred stocks; securities such as bonds, warrants or rights that are convertible into stock; and depositary receipts for those securities) may be held by the Series. Some fixed income securities may also have a call on common stock by means of a conversion privilege or attached warrants. The Series may vary the percentage of assets invested in any one type of security in accordance with the Portfolio Manager's interpretation of economic and money market conditions, fiscal and monetary policy and underlying security values. The Series' debt, investments may consist of both investment grade securities (rated Baa or better by Moody's or BBB or better by Standard & Poor's, Fitch or Duff & Phelps Credit Rating Co. ("Duff") and securities that are unrated or are in the lower rating categories (rated BA or lower by Moody's or BB or lower by Standard & Poor's, Fitch or Duff) (commonly known as "junk bonds") including up to 20% of its assets in non-convertible fixed income securities that are in these lower rating categories and comparable unrated securities. Generally, most of the Series' long-term debt investments will consist of "investment grade" securities. See the Statement of Additional Information for a description of these ratings. It is not the Series' policy to rely exclusively on ratings issued by established credit rating agencies but rather to supplement such ratings with the Portfolio Manager's own independent and ongoing review of credit quality.

The Series may also invest in U.S. Government securities, including: (i) U.S. Treasury obligations, which differ only in their interest rates, maturities and times of issuance; U.S. Treasury bills (maturities of one year or less); U.S. Treasury notes (maturities of one to ten years); and U.S. Treasury bonds (generally maturities of greater than ten years), all of which are backed by the full faith and credit of the U.S. Government; and (ii) obligations issued or guaranteed by U.S. Government agencies or instrumentalities, some of which are backed by the full faith and credit of the U.S. Treasury, e.g., direct pass-through certificates of GNMA; some of which are supported by the right of the issuer to borrow from the U.S. Government, e.g., obligations of Federal Home Loan Banks; and some of which are backed only by the credit of the issuer itself, e.g., obligations of the Student Loan Marketing Association.

The Series may invest in mortgage pass-through securities. Mortgage pass-through securities are securities representing interests in "pools" of mortgage loans. Monthly payments of interest and principal by the individual borrowers on mort-gages are passed through to the holders of the securities (net of fees paid to the issuer or guarantor of the securities) as the mortgages in the underlying mortgage pools are paid off. Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by GNMA); or guaranteed by U.S. Government-sponsored corporations (such as FNMA or FHLMC, which are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations). Mortgage pass-through securities may also be issued by non-govern-mental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers). Fixed income securities that the Series may invest in also include zero-coupon bonds, deferred interest bonds and bonds on which the interest is payable in kind ("PIK bonds"). See "Description of Securities and Investment Techniques" for a further discussion of these securities.

The Series may invest in ADRs which are certificates issued by a U.S. depository (usually a bank), that represent a specified quantity of shares of an underlying non-U.S. stock on deposit with a custodian bank as collateral. Although ADRs are issued by a U.S. depository, they are subject to many of the risks of foreign securities such as changes in exchange rates and more limited information about foreign issuers.

The Series may invest up to 20% (and generally expects to invest between 5% and 20%) of its net assets in foreign securities (including investments in emerging markets or countries with limited or developing capital markets) (not including
ADRs). Investing in securities of foreign issuers generally involves risks not ordinarily associated with investing in securities of domestic issuers. (See "Description of Securities and Investment Techniques-Foreign Investments" and the Statement of Additional Information for a discussion of the risks involved in foreign investing.)

In order to protect the value of the Series' investments from interest rate fluctuations, the Series may enter into various hedging transactions, such as interest rate swaps, and the purchase or sale of interest rate caps, floors and collars. (See the Statement of Additional Information for information relating to these transactions including related risks.)

The Series may purchase "Rule 144A securities"; enter into repurchase agreements; lend portfolio securities; purchase securities on a "when-issued" or on a "delayed delivery" basis; invest in indexed securities linked to foreign currencies, indexes, or other financial indicators; enter into mortgage "dollar roll" transactions; invest a portion of its assets in loan participations and other direct indebtedness; purchase restricted securities, corporate asset-backed securities, options on securities, options on stock indexes, options on foreign currencies, futures contracts, options on futures contracts and forward foreign currency exchange contracts. See "Description of Securities and Invest-ment Techniques" for more information regarding these transactions and the risks associated with them.

While it is not generally the Series' policy to invest or trade for short-term profits, the Series may dispose of a portfolio security whenever the Portfolio Manager is of the opinion that such security no longer has an appropriate appreciation potential or when another security appears to offer relatively greater appreciation potential. Series changes are made without regard to the length of time a security has been held, or whether a sale would result in a profit or loss. Therefore, the rate of Series turnover is not a limiting factor when a change in the Series is otherwise appropriate. Because the Series is expected to have a Series turnover rate of over 100%, transactions costs incur-red by the Series and the realized capital gains and losses of the Series may be greater than that of a Series with a lesser turnover rate.

GROWTH & INCOME SERIES
The investment objective of the Growth & Income Series is long-term total return. The Series will pursue this objective primarily by investing in equity and debt securities, focusing on small- and mid-cap companies that offer the potential for capital appreciation, current income, or both. The Portfolio Manager for the Series is Robertson, Stephens & Company Investment Management, L.P.

The Series will normally invest the majority of its assets in common and pre-ferred stocks, convertible securities, bonds, and notes. Although the Series will focus on companies with market capitalizations of up to $3 billion, the Series intends to remain flexible and may invest in securities of larger com-panies. The Series may also engage in short sales of securities it expects to decline in price. The Series may invest a substantial portion of its assets in securities issued by small, small-cap and mid-cap companies. Such companies may offer greater opportunities for capital appreciation than larger companies, but investments in such companies may involve certain special risks. See Des-cription of Securities and Investment Techniques-Small Companies" for a dis-cussion of such risks.

The Series may invest in securities principally traded in foreign markets and may buy or sell foreign currencies and options and futures contracts on foreign currencies for hedging purposes in connection with its foreign investments. The Series also may at times invest a substantial portion of its assets in securi-ties of issuers in developing countries. The Series may at times invest a sub-stantial portion of its assets in securities traded in the over- the-counter markets in such countries and not on any exchange, which may affect the liquidity of the investment and expose the Series to the credit risk of its counterparties in trading those investments. International investing in general may involve greater risks than U.S. investments. These risks may be intensified in the case of investments in emerging markets or countries with limited or developing capital markets.

The Series may invest without limit in debt securities and other fixed-income securities. The Series may invest in lower-quality, high yielding debt securi-ties. Lower-rated debt securities (commonly called "junk bonds") are considered to be of poor standing and predominantly speculative. The Series may at times invest in so-called "zero-coupon" bonds and "payment-in-kind" bonds. The Series will not necessarily dispose of a security when its debt rating is reduced below its rating at the time of purchase, although the Portfolio

Manager will monitor the investment to determine whether continued investment in the security will assist in meeting the Series' investment objective Such investments involve certain risks. See "Description of Securities and Inves-tment Techniques."

To hedge against changes in net asset value or to attempt to realize a greater current return, the Series may use the following investment strategies and techniques. The Series may buy and sell put and call options; index futures contracts and options on index futures and on indexes; warrants on foreign securities indexes; purchase and sell options in the over-the-counter markets only when appropriate exchange-traded transactions are unavailable and when, in the opinion of the Portfolio Manager, the pricing mechanism and liquidity of the over-the-counter markets are satisfactory and the participants are responsible parties likely to meet their obligations. The Series will not purchase futures or options on futures or sell futures if, as a result, the sum of the initial margin deposits on the Series' existing futures positions and premiums paid for outstanding options on futures contracts would exceed 5% of the Series' assets. (For options that are "in-the-money" at the time of purchase, the amount by which the option is "in-the-money" is excluded from this calculation.) The Series may lend portfolio securities to broker-dealers and may enter into repurchase agreements.

At times the Series may invest more than 25% of its assets in securities of issuers in one or more market sectors such as, for example, the technology sector. A market sector may be made up of companies in a number of related industries. The Series would only concentrate its investments in a particular market sector if the Series' Portfolio Manager were to believe the investment return available from concentration in that sector justifies any additional risk associated with concentration in that sector. When the Series concentrates its investments in a market sector, financial, economic, business, and other developments affecting issuers in that sector will have a greater effect on the Series than if it had not concentrated its assets in that sector.

At times, the Series' Portfolio Manager may judge that market conditions make pursuing the Series' basic investment strategy inconsistent with the best interests of its shareholders. At such times, the Series' Portfolio Manager may temporarily use alternative strategies, primarily designed to reduce fluc-tuations in the values of the Series' assets. In implementing these "defensive" strategies, the Series may invest in U.S. Government securities, other high-quality debt instruments, and other securities the Series' Portfolio Manager believes to be consistent with the Series' best interests.

VALUE + GROWTH SERIES
The investment objective of the Value + Growth Series is capital appreciation. The Series invests primarily in growth companies with favorable relationships between price/earnings ratios and growth rates, in sectors offering the poten-tial for above-average returns. The Portfolio Manager for the Series is Robertson, Stephens & Company Investment Management, L.P.

In selecting investments for the Series, the primary emphasis of the Portfolio Manager, is typically on evaluating a company's management, growth prospects, business operations, revenues, earnings, cash flows, and balance sheet in relationship to its share price. The Portfolio Manager may select stocks which it believes are undervalued relative to the current stock price. Undervaluation of a stock can result from a variety of factors, such as a lack of investor recognition of (i) the value of a business franchise and continuing growth potential, (ii) a new, improved or upgraded product, service or business operation, (iii) a positive change in either the economic or business condition for a company, (iv) expanding or changing markets that provide a company with either new earnings direction or acceleration, or (v) a catalyst, such as an impending or potential asset sale or change in management, that could draw increased investor attention to a company. The Portfolio Manager also may use similar factors to identify stocks which it believes to be overvalued and may engage in short sales of such securities.

The Series may invest a substantial portion of its assets in securities issued by small companies. Such companies may offer greater opportunities for capital appreciation than larger companies, but investments in such companies may involve certain special risks. See "Description of Securities and Investment Techniques-Small Companies" for a discussion of such risks.

The Series may invest in securities principally traded in foreign markets and may buy or sell foreign currencies and options and futures contracts on foreign currencies for hedging purposes in connection with its foreign investments. The Series also may at times invest a substantial portion of its assets in securi-ties of issuers in developing countries and securities traded in the over-the-counter markets in such countries and not on any exchange, which may affect the liquidity of the investment and expose the Series to the credit risk of its counterparties in trading those investments. International investing in general may involve greater risks than U.S. investments. These risks may be intensified in the case of investments in emerging markets or countries with limited or developing capital markets. (See "Description of Securities and Investment Techniques").

The Series may invest in debt securities from time to time if the Portfolio Manager believes that it might help achieve the Series' objective. The Series may invest in debt securities to the extent consistent with its investment policies, although the Portfolio Manager expects that under normal circum-stances, the Series would not likely invest a substantial portion of its assets in debt securities. The Series will invest only in securities rated investment grade (generally securities rated Baa or better by Moody's or BBB or better by Standard & Poor's) or considered by the Portfolio Manager to be of comparable quality. Descriptions of the securities ratings assigned by Moody's and Standard & Poor's are contained in the Appendix of the Statement of Additional Information. The Series may at times invest in so-called "zero-coupon" bonds and "payment-in-kind" bonds. See "Descriptions of Securities and Investment Techniques-Zero-Coupon Bond." The Series will not necessarily dispose of a security when its debt rating is reduced below its rating at the time of pur-chase, although the Portfolio Manager will monitor the investment to determine whether continued investment in the security will assist in meeting the Series' investment objective.

To hedge against changes in net asset value or to attempt to increase its investment return the Series may buy and sell: put and call options; futures contracts; options on futures contracts; index futures contracts and options on index futures and on indexes; warrants foreign securities indexes; purchase no more than 25% of the value of its net assets long-term exchange-traded options called Long-Term Equity Anticipation Securities ("LEAPs") and Buy-Write Option Unitary Derivatives ("BOUNDs"); and options in the over-the-counter markets bu only when appropriate exchange- traded transactions are unavailable and when, in the opinion of the Portfolio Manager, the pricing mechanism and liquidity of over-the-counter markets are satisfactory and the participants are responsible parties likely to meet their obligations. The Series will not purchase futures or options on futures or sell futures if, a result, the sum of the initial margin deposits on the Series' existing futures position and premiums paid for outstanding options on futures contracts would exceed 5% of the Series' assets. (For options that are "in-the-money" at the time of purchase, the amount by which the options is "in-the-money is excluded from this calculation.)

At times the Series may invest more than 25% of its assets in securities of issuers in one or more market sectors such as, for example, the technology sector. A market sector may be made up of companies in a number of related industries. The Series would only concentrate its investments in a particular market sector if the Series' Portfolio Manager were to believe the investment return available from concentration in that sector justifies any additional risk associated with concentration in that sector. When the Series concentrates its investments in a market sector, financial, economic, business, and other developments affecting issuers in that sector will have a greater effect on the Series than if it had not concentrated its assets in that sector.

The Series may lend portfolio securities to broker-dealers and may enter into repurchase agreements. These transactions must be fully collateralized at all times, but involve some risk to the Series if the other party should default on its obligations and the Series is delayed or prevented from recovering the collateral.

At times, the Portfolio Manager may judge that market conditions make pursuing the Series' basic investment strategy inconsistent with the best interests of its shareholders. At such times, the Portfolio Manager may temporarily use alternative strategies, primarily designed to reduce fluctuations in the values of the Series' assets. In implementing these "defensive" strategies, the Series may invest in U.S. Government securities, other high-quality debt instruments, and other securities the Portfolio Manager believes to be consistent with the Series' best interests.

The length of time a Series has held a particular security is not generally a consideration in investment decisions. The investment policies of a Series may lead to frequent changes in the Series' investments, particularly in periods of volatile market movements. Such portfolio turnover generally involves some expense to a Series, including brokerage commissions or dealer markups and other transaction costs on the sale of securities and reinvestment in other securi-ties. Such sales may result in realization of taxable capital gains.

GLOBAL FIXED INCOME SERIES
The investment objective of the Global Fixed Income Series is to provide high total return. The Series will seek to achieve its objective by investing at least 65% in both domestic and foreign debt securities and related foreign currency transactions. The total return will be sought through a combination of current income, capital gains and gains in currency positions. The Portfolio Manager for the Series is Baring International Investment Limited.

Under normal market conditions, the Series will invest primarily in: (i) obliga-tions issued or guaranteed by foreign national governments, their agencies, instrumentalities, or political subdivisions (including any entity which is majority owned by such government, agency, instrumentality, or political sub-division); (ii) U.S. Government securities; and (iii) debt securities issued or guaranteed by supranational organizations, considered to be "government securi-ties." The Series may also invest in non-government foreign and domestic debt securities, including corporate debt securities, bank obligations, mortgage-backed or asset-backed securities, and repurchase agreements.

As a global portfolio, the Series may invest in securities issued in any cur-rency and may hold foreign currencies. Under normal conditions, the Series' Portfolio Manager expects that the Series generally will be invested in at least six different countries, including the U.S., although the Series may at times invest all of its assets in a single country. It is currently anticipated that the Series' assets will be invested principally within, or in the currencies of, Australia, Canada, Japan, New Zealand, the United States, Scandinavia, and West-ern Europe and in securities denominated in the currencies of those countries or denominated in multinational currency units, such as the European Currency Unit ("ECU"), which is a "basket" consisting of specified amounts of the currencies of certain states of the European Community. The specific amounts of currencies comprising the ECU may be adjusted by the Council of Ministers of the European Community to reflect changes in the relative values of the underlying cur-rencies. Securities of issuers within a given country may be denominated in the currency of another country. In addition, when the Series' Portfolio Manager believes that U.S. securities offer superior opportunities for achieving the Series' investment objective, or for temporary defensive purposes, the Series may invest substantially all of its assets in securities of U.S. issuers or securities denominated in U.S. dollars. The Series may also acquire securities and currency in less developed countries as well as in developing countries. International investing in general may involve greater risks than U.S. invest-ments. These risks may be intensified in the case of investments in emerging markets or countries with limited or developing capital markets.

The Series is also authorized to invest in debt securities of supranational entities. A supranational entity is an entity designated or supported by the national government of one or more countries to promote economic reconstruction or development (i.e., the World Bank, the European Investment Bank and the Asian Development Bank). The Series is further authorized to invest in "semi-govern-mental securities," which are debt securities issued by entities owned by either a national, state or equivalent government or are obligations of one of such government jurisdictions which are not backed by its full faith and credit and general taxing powers.

The Series may invest in debt securities of any type of issuer, including foreign and domestic corporations, the 100 largest foreign commercial banks in terms of total assets, and other business organizations, domestic and foreign governments and their political subdivisions, including the U.S. Government, its agencies, and authorities or instrumentalities. The Series may invest in debt securities with varying maturities. Under current market conditions, it is ex-pected that the dollar-weighted average maturity of the Series' debt investments will not exceed 10 years. Generally, the average maturity of the Series' debt portfolio will be shorter when interest rates worldwide or in a particular coun-try are expected to rise, and longer when interest rates are expected to fall. To protect against credit risk, the Portfolio invests primarily in high-grade debt securities. At least 65% of the Series' investments will consist of securities rated within the three highest rating categories of Stan-dard & Poor's (AAA, AA, A) or Moody's (AAA, AA or A) or if unrated, will be considered by thePortfolio Manager to be of equivalent quality. The Series may engage in certain transactions, which include dollar roll transactions, reverse repurchase agreements, interest rate transactions, options on securities and indexes, futures and options on futures, options on foreign currencies, foreign exchange transactions and over the counter options. (See "Description of Secur-ities and Investment Techniques.")

The Series is classified as a "non-diversified" investment company as described above under "Diversification." See "Diversification" for risks associated with investing in a non-diversified Series.

The Series' net asset value per share fluctuates, depending on (i) current worldwide market interest rates, (ii) the value of the currencies in which the Portfolio's securities are denominated when compared to the U.S. dollar, (iii) the success of the Portfolio Manager's currency hedging techniques, and (iv) the creditworthiness of the issuers in which the Series is invested. In pursuing the Series' investment objective, however, the Portfolio Manager actively manages the Series in an effort to minimize the effect of such factors on the Series' net asset value per share. The Portfolio Manager allocates the Series' invest-ments among those markets, issuers and currencies which it believes offer the most attractive combination of high income and principal stability. In evaluat-ing investments for the Series, the Portfolio Manager analyzes relative yields and the appreciation potential of securities in particular markets; world inter-est rates and monetary trends; economic, political and financial market condi-tions in different countries; credit quality; and the relationship of individual foreign currencies to the U.S. dollar. The Portfolio Manager also relies on internally and externally generated financial, economic, and credit research to evaluate alternative investment opportunities.

The Series may adjust its portfolio as it deems advisable in view of prevailing or anticipated market conditions to accomplish the Series' investment objective. For example, the Portfolio may sell portfolio securities in anticipation of a movement in interest rates. Frequency of portfolio turnover will not be a limit-ing factor if the Portfolio considers it advantageous to purchase or sell secur-ities. The Portfolio Manager anticipates that the Series portfolio turnover rate generally will not exceed 300%. A higher rate of portfolio turnover may result in correspondingly higher portfolio transaction costs which would have to be borne directly by the Trust and ultimately by the shareholders.

LIQUID ASSET SERIES
The investment objective of the Liquid Asset Series is to achieve a high level of current income consistent with the preservation of capital and liquidity. The Portfolio Manager for the Series is ING Investment Management, LLC.

In managing the Series, the Portfolio Manager employs a number of professional money management techniques, including varying the composition of investments and the average maturity of the portfolio based upon the Portfolio Manager's assessment of the relative values of the various money market securities and future interest rate patterns. These assessments will change in response to changing economic and money market conditions and to shifts in fiscal and mone-tary policy. The Portfolio Manager also seeks to improve yield by taking advan-tage of yield disparities that regularly occur in the money markets. For example, market conditions frequently result in similar securities trading at different prices. Also, there are frequently differences in the yield between the various types of money market securities. The Series seeks to enhance yield by purchasing and selling securities based upon these yield disparities.

The Series invests in one or more of the following:

     (i) U.S. Government Securities. Obligations of the U.S. Government and its agencies and instrumentalities maturing in 13 months or less from the date of acquisition or purchased pursuant to repurchase agreements that provide for repurchase by the seller within 13 months from the date of acquisition;

    (ii) Bank Obligations. Obligations of commercial banks (including foreign branches), savings and loan associations, and foreign banks with maturities
                                     22
          not exceeding 13 months. Such obligations include nego-tiable certificates of deposit, variable rate certificates of deposit, bankers' acceptances, fixed time deposits, and commercial paper. Bank money market instruments in which the Series may invest must be issued by depository institutions with total assets of at least $1 billion, except that up to 10% of total assets may be invested in certificates of deposit of smaller institutions if such certificates of deposit are federally insured. Fixed time deposits, unlike negotiable cer-tificates of deposit, generally do not have a market and may be sub-ject to penalties for early withdrawal of funds;

   (iii) Commercial Paper. Short-term unsecured promissory notes with matur-ities not exceeding nine months issued in bearer form by bank holding companies, corporations, and finance companies; and

    (iv) Short-Term Corporate Debt Securities. Corporate debt securities (other than commercial paper) maturing in 13 months or less.

The Series may invest only in U.S. dollar denominated money market instruments that present minimal credit risk and, with respect to at least 95% of its total assets, measured at the time of investment, that are of the highest quality. The Portfolio Manager shall determine whether a security presents minimal credit risk under procedures adopted by the Trust's Board of Trustees. A money market instrument will be considered to be of highest quality under standards adopted by the Board of Trustees and consistent with applicable Securities and Exchange Commission ("SEC") rules relating to money market funds. With respect to no more than 5% of its total assets, measured at the time of investment, the Series may also invest in money market instruments that are rated in the second highest rating category for short-term debt obligations. A money market instrument will be considered to be in the second-highest rating category under the standards described above.

The Series may not invest more than 5% of its total assets, measured at the time of investment, in securities of any one issuer, except that this limitation shall not apply to U.S. Government securities and repurchase agreements thereon. The Series may not invest more than the greater of 1% of its total assets or $1,000,000, measured at the time of investment, in securities of any one issuer that are rated in the second-highest rating category, except that this limit-ation shall not apply to U.S. Government securities. In the event that an instrument acquired by the Series is downgraded or otherwise ceases to be of the quality that is eligible for the Series, the Portfolio Manager, under procedures approved by the Board of Trustees (or the Board of Trustees itself if the Port-folio Manager becomes aware an unrated security is downgraded below high quality (within the first or second highest rating category) and the Portfolio Manager does not dispose of the security or such security does not mature within five business days), shall promptly reassess whether such security presents minimal credit risk and determine whether to retain the instrument.

From time to time, in the ordinary course of business, the Series may purchase securities on a when-issued or delayed delivery basis. The Series shall engage only in short sales "against the box." The Series may also enter into repur-chase agreements; the Series may purchase mortgage-backed securities, invest up to 10% in illiquid securities and may borrow up to 10% of its net assets to purchase securities and up to 25% of its net assets for temporary purposes. In connection with permissible borrowings the Series may transfer as collateral securities owned by the Series. See "Description of Securities and Investment Techniques" for descriptions of these techniques.

The Series seeks to maintain a net asset value of $1.00 per share for purposes of purchases and redemptions; however, there can be no assurance that the net asset value will not vary. The Series will be affected by general changes in interest rates resulting in increases or decreases in the value of the obliga-tions held by the Series.

-------------------------------------------------------------------------------
MANAGEMENT OF THE TRUST
The business and affairs of the Trust are managed under the direction of the Board of Trustees. The Trustees are J. Michael Earley, R. Barbara Gitenstein, Robert A. Grayson, Elizabeth J. Newell, Stanley B. Seidler and Roger B. Vincent. The Executive Officers of the Trust are Barnett Chernow, Myles R. Tashman and Mary Bea Wilkinson. Additional information about the Trustees and officers of the Trust may be found in the Statement of Additional Information under the heading "Management of the Trust."

THE MANAGER
Directed Services, Inc. ("DSI" or the "Manager") serves as the Manager to the Trust pursuant to a Management Agreement with the Trust. DSI is a New York cor-poration and is a wholly owned subsidiary of ING. DSI is registered with the SEC as an investment adviser and a broker-dealer. The Trust currently offers shares of its operating Series to, among others, separate accounts of Golden American to serve as the investment medium for Variable Contracts issued by Golden American. DSI is the principal underwriter and distributor of the Variable Contracts issued by Golden American. Golden American is a stock life insurance company organized under the laws of the State of Delaware. Prior to December 30, 1993, Golden American was a Minnesota corporation. Golden American is a wholly owned subsidiary of ING. One of the Portfolio Managers, ING Investment Management, LLC is an affiliate of DSI and Golden American. Prior to October 24, 1997, DSI was a wholly owned subsidiary of Equitable of Iowa Companies and an affiliate of one of the Portfolio Managers, Equitable Inves-tment Services, Inc.

DSI performs the activities described above in this Prospectus and below under the caption "Distributor." Under the Management Agreement, DSI has overall re-sponsibility, subject to the supervision of the Board of Trustees, for engaging Portfolio Managers and for monitoring and evaluating the management of the assets of each Series by the Portfolio Managers. The Manager is also responsible for monitoring and evaluating the Portfolio Managers on a periodic basis, and will consider their performance records with respect to the investment objec-tives and policies of each Series. The Manager may, if appropriate, recommend that the Trustees consider a change in the Portfolio Manager, although the Manager does not expect to recommend frequent changes in Portfolio Managers as a matter of operating procedure for the Series.

As Manager, DSI is responsible, subject to the supervision of the Board of Trus-tees, for providing administrative and other services necessary for the ordinary operation of the Series in addition to advisory services. The Manager provides the overall business management and administrative services necessary for the Series' operation and provides or procures the services and information neces-sary to the proper conduct of the business of the Series. The Manager is responsible for providing or procuring, at the Manager's expense, the services reasonably necessary for the ordinary operation of the Series, including custodial, administrative, transfer agency, portfolio accounting, dividend dis-bursing, auditing, and ordinary legal services. The Manager also acts as liaison among the various service providers to the Series, including the custodian, portfolio accounting agent, Portfolio Managers, and the insurance company or companies to which the Series offer their shares. The Manager is also responsible for ensuring that the Series operate in compliance with applicable legal requirements and for monitoring the Portfolio Managers for compliance with requirements under applicable law and with the investment policies and restric-tions of the Series. DSI does not bear the expense of brokerage fees and other transactional expenses for securities or other assets (which are generally considered part of the cost for the assets), taxes (if any) paid by a Series, interest on borrowing, fees and expenses of the independent trustees, and extra-ordinary expenses, such as litigation or indemnification expenses.

Pursuant to the Management Agreement, the Manager is authorized to exercise full investment discretion and make all determinations with respect to the investment of a Series' assets and the purchase and sale of portfolio securities for one or more Series in the event that at any time no Portfolio Manager is engaged to manage the assets of a Series. The Management Agreement may be terminated with-out penalty by the vote of the Board of Trustees or the shareholders of the Series, or by the Manager, upon 60 days' written notice by the Board or the Manager, and will terminate automatically if assigned as that term is described in the Investment Company Act of 1940.

The Trust pays the Manager for its services under the Management Agreements a fee, payable monthly, based on the average daily net assets of the Series at the following annual rates of the average daily net assets of the Series:

Series                             Fee (based on combined assets of the
                                        indicated groups of Series)
-------------------------------    --------------------------------------------

Fully Managed, Rising              1.00% on the first $750 million in combined
Dividends, and Small Cap             assets of these Series;
                                   0.95% on the next $1.250 billion;
                                   0.90% on the next $1.5 billion; and
                                   0.85% on the amount in excess of $3.5 billion

Mid-Cap Growth, Total Return,      1.00% of first $250 million in combined
and Research                          assets of these Series;
                                   0.95% of next $400 million;
                                   0.90% of next $450million; and
                                   0.85% of amount in excess of $1.1 billion

Growth & Income and                1.10% of first $250 million;
Value +Growth                      1.05% of next $400 million;
                                   1.00% of next $450 million; and
                                   0.95% of amount in excess of $1.1 billion

Global Fixed Income                1.60%

Limited Maturity Bond              0.60% on the first $200 million in combined
and Liquid Asset                       assets  of these Series;
                                   0.55% on the next $300 million; and
                                   0.50% on the amount in excess of $500 million

As compensation for its services during the most recent fiscal year, the Trust, pursuant to the Management Agreement, paid the Manager fees which represented the following percentage of each Series' average daily net assets: Fully Managed Series - 0.99%; Limited Maturity Bond Series - 0.60%; Rising Dividends Series - 0.99%; Liquid Asset Series - 0.60% and Small Cap Series - 0.99%. The Mid-Cap Growth, Total Return, Research, Growth & Income, Value + Growth and Global Fixed Income Series had not commenced operations as of the end of December 31, 1997. For more information on the Management Agreement, see the Statement of Additional Information.

The Trust is distinct in that the expense structure of most Series is simpler and more predictable than most mutual funds. For all Series many of the ordinary expenses for each Series, including custodial, administrative, transfer agency, portfolio accounting, auditing, and ordinary legal expenses are paid by the Manager; whereas, most mutual funds for these expenses directly from their own assets.

THE PORTFOLIO MANAGERS
The Trust and the Manager have entered into Portfolio Management Agreements with each of the Portfolio Managers. Under these Agreements, the Portfolio Manager of each Series has full investment discretion and makes all determinations with respect to the investment of a Series' assets and the purchase and sale of port-folio securities and other investments. The Portfolio Management Agreements may be terminated without penalty by the vote of the Board of Trustees or the share-holders of a Series, by the Portfolio Manager, or by the Manager, on 60 days' written notice by any party to a Portfolio Management Agreement and will ter-minate automatically if assigned as that term is described in the Investment Company Act of 1940. A description of each Portfolio Manager follows.

T. ROWE PRICE ASSOCIATES, INC.
The Portfolio Manager to the Fully Managed Series is T. Rowe Price Associates, Inc. ("T. Rowe Price"), located at 100 East Pratt St., Baltimore, MD 21202. T. Rowe Price was founded in 1937 by the late Thomas Rowe Price, Jr. As of December 31, 1997, the firm and its affiliates managed over $126 billion in assets.

With respect to its investment management of the Fully Managed Series, the Port-folio Manager has an Investment Advisory Committee composed of the following members: Richard P. Howard, Chairman; Arthur B. Cecil, III; Charles A. Morris; Charles M. Ober and Brian C Rogers. The Committee Chairman has day-to-day re-sponsibility for managing the Fully Managed Series and works with the Committee in developing and executing the Fully Managed Series' investment program. Mr. Howard has been Chairman of the Committee since 1989. He joined T. Rowe Price in 1982 and has been managing investments since 1989.

From the Fully Managed Series' commencement of operations through December 31, 1994, Weiss, Peck & Greer Advisers, Inc. served as Portfolio Manager.

Pursuant to a Portfolio Management Agreement, the Manager (and not the Trust) pays T. Rowe Price a monthly fee equal to an annual rate of 0.50% of the average daily net assets of the Fully Managed Series.

KAYNE ANDERSON INVESTMENT MANAGEMENT, LLC
The Portfolio Manager to the Rising Dividends Series is Kayne Anderson Invest-ment Management, LLC ("Kayne Anderson"), located at 1800 Avenue of the Stars, Suite 200, Los Angeles, California, 90067. The Portfolio Manager is a registered investment adviser under the Investment Advisors Act of 1940, as amended. It was organized on June 29, 1994 as a California limited partnership and changed its form of organization to a California limited liability company during 1997.

Kayne Anderson (in its original form) has been in the business of furnishing investment advice to institutional and private clients since 1984, when founded by Richard A. Kayne and John E. Anderson. Messrs. Kayne, Anderson and Allan M. Rudnick own in the aggregate over 80% of Kayne Anderson. As of June 30, 1997, Kayne Anderson managed portfolios which, in the aggregate, amounted to approx-imately $2.7 billion.

Mr. Rudnick is the Senior Portfolio Manager responsible for the management of the Rising Dividends Series since its inception. Prior to August, 1989, Mr. Rudnick was President of Pilgrim Asset Management and Chief Investment Officer of the Pilgrim Group of Mutual Funds.

Prior to January 1, 1995, Kayne, Anderson Investment Management, Inc. served as Portfolio Manager to the Rising Dividends Series. From January 1, 1995 to September 30, 1997, the Portfolio Manager was Kayne Anderson Investment Manage-ment, L.P. ("KAIMLP"). On September 30, 1997, KAIMLP was merged into Kayne Anderson. KAIMLP had become the Portfolio Manager pursuant to a substitution agreement. No change in the personnel managing the Rising Dividends Series resulted from such substitution.

Pursuant to the Portfolio Management Agreement, the Manager (and not the Trust) pays Kayne Anderson a monthly fee equal to an annual rate of 0.50% of the average daily net assets of the Rising Dividends Series.

FRED ALGER MANAGEMENT, INC.
The Portfolio Manager to the Small Cap Series is Fred Alger Management, Inc., located at 75 Maiden Lane, New York, NY 10038. The Portfolio Manager has been in the business of providing investment advisory services since 1964 and, as of January 31, 1998, had approximately $7.8 billion under management, $4.5 billion in mutual fund accounts and $3.3 billion in other advisory accounts. The Port-folio Manager is owned by Fred Alger & Company, Incorporated ("Alger Inc."), which in turn is owned by Alger Associates, Inc., a financial services holding company. Fred M. Alger III and his brother, David D. Alger, are the majority shareholders of Alger Associates, Inc. and may be deemed to control that company and its subsidiaries.

David D. Alger, President of the Portfolio Manager, is primarily responsible for the day-to-day management of the Series. He has been employed by the Portfolio Manager as Executive Vice President and Director of Research since 1971 and as President since 1995 and he serves as Portfolio Manager for other mutual funds and investment accounts managed by the Portfolio Manager. Also participating in the management of the Series are Ronald Tartaro and Seilai Khoo. Mr. Tartaro has been employed by the Portfolio Manager since 1990 and he serves as a senior research analyst. Prior to 1990, he was a member of the technical staff at AT&T Bell Laboratories. Ms. Khoo has been employed by the Portfolio Manager since 1989 and she serves as a senior research analyst.

Pursuant to a Portfolio Management Agreement, the Manager (and not the Trust) pays the Portfolio Manager a monthly fee equal to an annual rate of 0.50% of the average daily net assets of the Small Cap Series.

ING INVESTMENT MANAGEMENT, LLC
The Portfolio Manager to the Limited Maturity Bond Series and the Liquid Asset Series is ING Investment Management, LLC ("IIM LLC"), located at 5780 Powers Ferry Road, N.W., Suite 300, Atlanta, Georgia 30327-4349. The Portfolio Manager is a limited liability corporation, incorporated in Delaware, which is engaged in the business of providing investment advice to affiliated insurance companies possessing portfolios which, as of December 31, 1997, were valued at $12 billion. The Portfolio Manager is a wholly owned subsidiary of ING and is affiliated with DSI. The Portfolio Manager is also a sub-adviser to the Equi-Select Series Trust, a registered investment company that serves as the invest-ment vehicle underlying certain variable annuity contracts issued by Equitable Life Insurance Company of Iowa and Golden American.

Robert F. Bowman has served as the senior Portfolio Manager responsible for the day-to-day management of the Limited Maturity Bond Series since August, 1996. Mr. Bowman has been employed by the Portfolio Manager since January 2, 1998. Prior to that, he served as the Series' Portfolio Manager while working for Equitable Investment Services, Inc. ("EISI"). He joined EISI as Executive Vice President in 1986, and has over 18 years of direct investment experience.

Under the Portfolio Management Agreement, the Manager (and not the Trust) pays IIM LLC a fee, payable monthly, based on the average daily net assets of the Limited Maturity Bond Series at the following annual rates of the average daily net assets of the Series: 0.30% of the first $25 million; 0.25% of the next $50 million; 0.20% of the next $75 million; and 0.15% of the amount over $150 mil-lion, subject to a minimum annual fee of $35,000 (payable at the end of each calendar year). The Manager (and not the Trust) pays ING Investment Management, LLC, a fee, payable monthly, based on the average daily net assets of the Liquid Asset Series at the following annual rates of the average daily net assets of the Series: 0.20% of the first $25 million; 0.15% of the next $50 million; and 0.10% of the amount over $75 million, subject to a minimum annual fee of $35,000 (payable at the end of each calendar year).

IIM LLC or its affiliate EISI have served as Portfolio Manager to the Limited Maturity Bond and the Liquid Asset Series since August 13, 1996. IIM LLC assumed portfolio management responsibilities for the Limited Maturity Bond and Liquid Assets Series on January 2, 1998. EISI served as Portfolio Manager from August 14, 1996 through January 1, 1998. Bankers Trust Company served as Port-folio Manager from May 1, 1992 through August 13, 1996. Prior to that date, a different firm served as Portfolio Manager to both Series.

MASSACHUSETTS FINANCIAL SERVICES COMPANY
The Portfolio Manager to the Mid-Cap Growth Series, Research Series and Total Return Series is Massachusetts Financial Services Company ("MFS"), located at 500 Boylston Street, Boston, Massachusetts 02116. MFS is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund in the United States, Massachusetts Investors Trust. Net assets under the man-agement of the MFS organization were approximately $70.2 billion on behalf of approximately $2.7 million investor accounts as of December 31, 1997. As of such date, the MFS organization managed approximately $45.7 billion of assets in equity securities and $24.5 billion of assets in fixed income securities. MFS is a subsidiary of Sun Life Assurance Company of Canada (U.S.) which in turn is a wholly owned subsidiary of Sun Life Assurance Company of Canada ("Sun Life"). Sun Life, a mutual life insurance company, is one of the largest international life insurance companies and has been operating in the U.S. since 1895, establishing a headquarters office in the U.S. in 1973. The executive officers of MFS report to the Chairman of Sun Life.

Kevin R. Parke is the portfolio manager for the Research Series. Mr. Parke over-sees the selection of portfolio securities made by various equity research analysts employed by MFS. Mr. Parke is a Senior Vice President-Investments of MFS and has been employed as a portfolio manager by MFS since 1985.

David M. Calabro heads a team of portfolio managers of MFS for the Total Return Series. Mr. Calabro is a Vice President-Investments of MFS and manages the equity portion of the Series along with Judith N. Lamb, a Vice President-Invest-ments of MFS, Lisa B. Nurme, a Vice President-Investments of MFS and Maura Shaughnessy, a Vice President-Investments of MFS. Geoffrey L. Kurinsky, a Senior Vice President-Investment manages the fixed income portion of the Series and has been employed as a portfolio manager by MFS since 1987. Mr. Calabro has been employed as a portfolio manager by MFS since 1992. Ms. Lamb has been employed as a portfolio manager by MFS since 1992. Ms. Nurme has been employed as a port-folio manager by MFS since 1987. Ms. Shaughnessy has been employed as a port-folio manager by MFS since 1991.

John W. Ballen and Mark Regan are the portfolio managers for the Mid-Cap Growth Series. Mr. Ballen is a Senior Vice President-Investments and the Chief Equity
 Officer of MFS and has been employed by MFS since 1984. Mr. Regan is a Vice President-Investments at MFS and has been employed as a portfolio manager by MFS since 1989.

MFS and the individuals named previously have served in similar capacities for similar series of the Equi-Select Series Trust, the predecessor series of the Mid-Cap Growth, Research and Total Return Series. Pursuant to the Portfolio Management Agreement, the Manager (not the Trust) pays to MFS a monthly fee equal to an annual rate of 0.40 % of first $300 million and 0.25% of average net assets over and above $300 million for each of the Mid-Cap Growth, Research and Total Return Series.

ROBERTSON, STEPHENS & COMPANY INVESTMENT MANAGEMENT, L.P.
The Portfolio Manager to the Growth & Income and Value + Growth Series is Robertson, Stephens & Company Investment Management, L.P. ("RSIM, L.P."), located at 555 California Street, San Francisco, CA 94104. RSIM, L.P., a California limited partnership, was formed in 1993 and is registered as an investment adviser with the Securities and Exchange Commission. The general partner of RSIM, L.P. is Robertson, Stephens Investment Company. RSIM, L.P. is affiliated with BancAmerica Robertson Stephens, a major investment banking firm specializing in emerging growth companies that has developed substantial inves-tment research, underwriting, and venture capital expertise. RSIM, L.P. and its affiliates have in excess of $4.5 billion under management in public and private investment funds. BankAmerica Corporation may be deemed to be a control person of RSIM, L.P.

Ronald E. Elijah joined RSIM, L.P. in 1992 and is the portfolio manager for the Value + Growth Series. From August 1985 to January, 1990, Mr. Elijah was a securities analyst for Robertson, Stephens & Company, LLC (now BancAmerica Robertson Stephens). From January 1990 to January 1992, Mr. Elijah was an analyst and portfolio manager for Water Street Capital, which managed short selling investment funds.

John L. Wallace is the portfolio manager for the Growth & Income Series. Prior to joining RSIM, L.P., Mr. Wallace was Vice President of Oppenheimer Management Corp., where he was portfolio manager of the Oppenheimer Main Street Income and Growth Fund.

Robertson, Stephens and the individuals named previously have served in similar capacities for similar series of the Equi-Select Series Trust, the predecessor series of the Growth & Income and Value + Growth Series. Pursuant to the Port-folio Management Agreement, the Manager (not the Trust) pays to Robertson, Stephens a monthly fee equal to an annual rate of 0.55% of the first $200 mil-lion and 0.45% of over $200 million of average daily net assets of the Growth & Income Series; and 0.55% of first $500 million and 0.45% of over $500 million of average daily net assets of the Value + Growth Series.

BARING INTERNATIONAL INVESTMENT LIMITED
The Portfolio Manager to the Global Fixed Income series is Baring International Investment Limited ("BIIL"), located at 155 Bishopsgate, London. BIIL is regis-tered under the Investment Advisor's Act of 1940 and provides investment manage-ment services. BIIL is a wholly owned subsidiary of Baring Asset Management Holdings Limited ("BAMHL"). BAMHL, a company registered is England and Wales, is the parent of the world-wide group of investment management companies that operate under the collective name Baring Asset Management ("BAM"). BAMHL is a wholly owned indirect subsidiary of ING a publicly traded company based in the Netherlands with worldwide insurance and banking subsidiaries.

BAM provides global investment management services and maintains major invest-ment offices in Boston, London, Hong Kong and Tokyo, and together with its pre-decessor corporation was founded in 1762. BAM provides advisory services to institutional investors, offshore investment companies, insurance companies and private clients. As of December 31, 1997, BAM managed approximately $36.1 bil-lion of assets.

The Global Fixed Income Portfolio will be managed by Paul Thursby. Mr. Thursby has been an investment professional with BIIL since 1991 and has 18 years of investment. He is a specialist in the Japanese domestic bond market and lived in Japan for two years while working for Prudential Bache. He has recently been recognized by Micropal for his outstanding management of fixed income funds. He is a senior member of the Fixed Income and Currency Team and sits on the Fixed Income Strategy Group. His specialization is the construction of diversified portfolios on behalf of U.S., U.K. and Japanese clients.

Pursuant to the Portfolio Management Agreement, the Manager (not the Trust) shall pay to BIIL 0.45% of first $200 million, 0.30% of next $500 million, 0.25% of next $1 billion, 0.10% of $2 billion of average daily net asset of the Global Fixed Income Portfolio.

TOTAL EXPENSES FOR THE SERIES OF THE TRUST
The expenses of the ordinary operations of each Series are borne by the Manager pursuant to Management Agreement. In addition to the management fee, the Trust bears the expenses of taxes (if any) paid by a Series, the fees and expenses of its independent trustees, any extraordinary expenses, such as any litigation or indemnification expenses, as well as other expenses as described under "The Manager." Any such Trust expenses directly attributable to a Series are charged to that Series; other expenses are allocated among all the Series. For the Trust's fiscal year ended December 31, 1996, total Series expenses as a percent-age of net assets were as follows: Fully Managed Series -0.99%; Limited Maturity Bond Series - 0.61%; Rising Dividends Series -0.99%; Small Cap -0.99% and Liquid Asset Series - 0.61%. The other Series had not commenced operations as of December 31, 1997.

DISTRIBUTOR
Directed Services, Inc. acts as distributor ("Distributor") of shares of the Series, in addition to serving as Manager for the Trust. The Distributor's address is 1001 Jefferson Street, Wilmington, Delaware 19801. The Distributor is a registered broker-dealer and a member of the National Association of Securities Dealers and acts as Distributor without remuneration from the Trust.

CUSTODIAN AND OTHER SERVICE PROVIDERS
The Custodian for the Series is Bankers Trust Company. First Data Investors Services Group of First Data Corporation provides certain administrative and portfolio accounting services for all Series.

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DESCRIPTION OF SECURITIES AND INVESTMENT TECHNIQUES
The following discussion describes certain types of securities and investment techniques used by one or more Series and enumerates potential risks associated with these investments. The actual securities in which a series may invest are described in "Investment Objectives and Policies."

For more detailed information on these investment techniques, as well as information on some types of securities in which some or all of the Series may invest, including information on U.S. Government securities, debt securities generally, variable and floating rate securities, reverse repurchase agreements, lending portfolio securities, warrants, other investment companies, and short sales, including short sales against the box, see the Statement of Additional Information.

MORTGAGE-BACKED SECURITIES
MORTGAGE PASS-THROUGH SECURITIES
Many mortgage-backed securities are mortgage pass-through securities, which are securities representing interests in "pools" of mortgages in which payments of both interest and principal on the securities are made periodically, in effect "passing through" periodic payments made by the individual borrowers on the residential mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities and possibly others). Such instruments differ from typical bonds because principal is repaid monthly over the term of the loan rather than returned in a lump sum at maturity. Timely payment of principal and interest on some mortgage pass-through securities may be guaranteed by the full faith and credit of the U.S. Government, as in the case of securities guaranteed by the Government National Mortgage Association, or "GNMA," or guaranteed by agencies or instrumentalities of the U.S. Government, as in the case of securities guaranteed by the Federal National Mortgage Association ("FNMA") or the Federal Home Loan Mortgage Corporation ("FHLMC"), which are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations and not by the full faith and credit of the U.S. Government. For more information on GNMA certificates and FNMA and FHLMC mortgage-backed obligations, see "Mortgage-Backed Securities" in the Statement of Additional Information.

OTHER MORTGAGE-BACKED SECURITIES
Some Series may purchase mortgage-backed securities issued by financial institutions such as commercial banks, savings and loan associations, mortgage banks, and securities broker-dealers (or affiliates of such institutions established to issue these securities) in the form of either collateralized mortgage obligations ("CMOs") or mortgage-backed bonds. CMOs are obligations fully collateralized directly or indirectly by a pool of mortgages on which payments of principal and interest are dedicated to payment of principal and interest on the CMOs. Payments are passed through to the holders, although not necessarily on a pro rata basis, on the same schedule as they are received. Mortgage-backed bonds are general obligations of the issuer fully collateralized directly or indirectly by a pool of mortgages. The mortgages serve as collateral for the issuer's payment obligations on the bonds but interest and principal payments on the mortgages are not passed through either directly (as with GNMA certificates and FNMA and FHLMC pass-through securities) or on a modified basis (as with CMOs). Accordingly, a change in the rate of prepayments on the pool of mortgages could change the effective maturity of a CMO but not that of a mort-gage-backed bond (although, like many bonds, mortgage-backed bonds can provide that they are callable by the issuer prior to maturity). Although the mortgage-related securities securing these obligations may be subject to a government guarantee or third-party support, the obligation itself is not so guaranteed. Therefore, if the collateral securing the obligation is insufficient to make payment on the obligation, a holder could sustain a loss.

RISKS OF MORTGAGE-BACKED SECURITIES
Although mortgage loans constituting a pool of mortgages, such as those underlying GNMA certificates, may have maturities of up to 30 years, the actual average life of a mortgage-backed security typically will be substantially less because the mortgages will be subject to normal principal amortization and may be prepaid prior to maturity. In the case of mortgage pass-through securities such as GNMA certificates or FNMA and FHLMC mortgage-backed obligations, or modified pass-through securities such as collateralized mortgage obligations issued by various financial institutions, early repayment of principal arising from prepayments of principal on the underlying mortgage loans due to the sale of the underlying property, the refinancing of the loan, or foreclosure may expose a Series to a lower rate of return upon reinvestment of the principal. Prepayment rates vary widely and may be affected by changes in market interest rates. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the mortgage-backed security.

Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the mortgage-backed security. Accordingly, it is not possible to accurately predict the average life of a particular pool. Reinvestment of prepayments may occur at higher or lower rates than the original yield on the certificates. Therefore, the actual maturity and realized yield on pass-through or modified pass-through mortgage-backed securities will vary based upon the pre-payment experience of the underlying pool of mortgages.

With respect to GNMA certificates, although GNMA guarantees timely payment even if homeowners delay or default, tracking the "pass-through" payments may, at times, be difficult. Expected payments may be delayed due to the delays in registering the newly traded paper securities. The custodian's policies for crediting missed payments while errant receipts are tracked down may vary. Other mortgage-backed securities such as those of FHLMC and FNMA trade in book-entry form and are not subject to this risk of delays in timely payment of income.

OTHER ASSET-BACKED SECURITIES
Some Series may purchase other asset-backed securities (unrelated to mortgage loans) such as "CARSSM" ("Certificates for Automobile Receivables") and Credit Card Receivable Securities and any other asset-backed securities that may be developed in the future. See the Statement of Additional Information for a description of these instruments.

HIGH YIELD BONDS
Generally, high yield/high risk debt securities are those rated lower than Baa or BBB, or, if not rated by Moody's or Standard & Poor's, of equivalent quality and which are commonly referred to as "junk bonds." Investment in such securities generally provides greater income and increased opportunity for capital appreciation than investments in higher quality debt securities, but they also typically entail greater potential price volatility and principal and income risk.

In general, high yield bonds are not considered to be investment grade. They are regarded as predominately speculative with respect to the issuing company's continuing ability to meet principal and interest payments. The prices of high yield bonds have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield bond prices. In the case of high yield bonds structured as zero-coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest periodically and in cash.

The secondary market on which high yield bonds are traded is generally less liquid than the market for higher grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which a Series could sell a high yield bond, and could adversely affect the daily net asset value of the Series' shares. At times of less liquidity, it may be more difficult to value the high yield bonds because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available.

REPURCHASE AGREEMENTS
Repurchase agreements permit an investor to maintain liquidity and earn income over periods of time as short as overnight. Repurchase agreements may be characterized as loans collateralized by the underlying securities. In these transactions, a Series purchases securities such as U.S. Treasury obligations or U.S. Government securities (the "underlying securities") from a broker or bank, which agrees to repurchase the underlying securities on a certain date or on demand and at a fixed price calculated to produce a previously agreed-upon return to the Series. If the broker or bank were to default on its repurchase obligation and the underlying securities were sold for a lesser amount, the Series would realize a loss, and may incur disposition costs in connection with liquidating the collateral. In the event bankruptcy proceedings are commenced with respect to the seller, realization of the collateral by a Series may be delayed or limited, and a loss may be incurred if the collateral securing the repurchase agreement declines in value during the bankruptcy proceedings.

A Series may engage in repurchase transactions in accordance with guidelines approved by the Board of Trustees of the Trust, which include monitoring the creditworthiness of the parties with which the Series engages in repurchase transactions, obtaining collateral at least equal in value to the repurchase obligation, and marking the collateral to market on a daily basis. See the Statement of Additional Information

"Description of Securities and Investment Techniques" for further information regarding repurchase agreements.

ILLIQUID SECURITIES
Illiquid securities include repurchase agreements maturing in more than seven days, unregistered or restricted securities and any security which a Portfolio Manager is unable to sell within seven days or less. Each Series may invest in illiquid securities up to its illiquidity limit.

RESTRICTED SECURITIES
Restricted securities owned by a Series that are determined to be illiquid are subject to that Series' illiquidity limitation. Restricted securities may be sold only in privately negotiated transactions, in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933, or in a transaction that is exempt from such registration. Where registration is required, a Series may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Series may be permitted to sell a security under an effective registration statement. If, during such a period adverse market conditions were to develop, the Series might obtain a less favorable price than prevailed when it decided to sell. Restricted securities may be priced at fair value as determined in good faith by the Series' Portfolio Manager.

SHORT SALES
A short sale is a transaction in which a Series sells a security it does not own in anticipation of a decline in market price. When a Series makes a short sale, the proceeds it receives are retained by the broker until the Series replaces the borrowed security. In order to deliver the security to the buyer, the Series must arrange through a broker to borrow the security and, in so doing, the Series becomes obligated to replace the security borrowed at its market price at the time of replacement, whatever that price may be. The Series may have to pay a premium to borrow the security. The Series must also pay any dividends or interest payable on the security until the Series replaces the security.

The Series' obligation to replace the security borrowed in connection with the short sale will be secured by collateral deposited with the broker, consisting of cash or securities acceptable to the broker. In addition, with respect to any short sale, other than short sales against the box, the Series will be required to deposit collateral consisting of cash, cash items, or U.S. Government securities in a segregated account with its custodian in an amount such that the value of the sum of both collateral deposits is at all times equal to at least 100% of the current market value of the securities sold short. The deposits do not necessarily limit the Series' potential loss on a short sale, which may exceed the entire amount of the collateral.

A Series is not required to liquidate an existing short sale position solely because a change in market values has caused one or more of these percentage limitations to be exceeded. For more information on short sales, see the Statement of Additional Information.

FOREIGN SECURITIES
Series may invest in equity securities of foreign issuers, including American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs") (collectively, "Depositary Receipts") which are described below. Some Series may invest in foreign branches of commercial banks and foreign banks. See the "Banking Industry and Savings Industry Obligations" discussion in the Statement of Additional Information for further description of these securities.

Each Series is subject to the following guidelines for diversification of foreign security investments. If a Series has less than 20% of its assets in foreign issuers, then all of such investment may be in issuers located in one country. If a Series has at least 20% but less than 40% of its assets in foreign issuers, then such investment must be allocated to issuers located in at least two different countries. Similarly, if a Series has at least 40% but less than 60% of its assets in foreign issuers, such investment must be allocated to at least three different countries. Foreign investments must be allocated to at least four different countries if at least 60% of a Series' assets is in foreign issuers, and to at least five different countries if at least 80% is in foreign issuers. if at least. For purposes of allocating a Series' investments, a company will be considered located in the country in which it is domiciled, in which it is primarily traded, from which it derives a significant portion of its revenues, or in which a significant portion of its goods or services are produced.

Each Series may have no more than 25% of its net assets invested in securities of issuers located in any one emerging market country and no more than 50% of its assets invested in securities of any one country, except that a Series may have additional investments of its net assets invested in securities of issuers located in any one of the following countries:
Australia, Canada, France, Japan, the United Kingdom, or Germany. A Series' investments in U.S. issuers are not subject to the foreign country diversification guidelines.

Investments in foreign securities offer potential benefits not available solely in securities of domestic issuers by offering the opportunity to invest in foreign issuers that appear to offer growth potential, or in foreign countries with economic policies or business cycles different from those of the United States, or to reduce fluctuations in portfolio value by taking advantage of foreign stock markets that may not move in a manner parallel to U.S. markets. Investments in securities of foreign issuers involve certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include fluctuations in foreign exchange rates, future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions. Since each of these Series may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the value of securities in the portfolio and the unrealized appreciation or depreciation of investments so far as U.S. investors are concerned. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, other foreign taxation, political or social instability, or diplomatic developments that could adversely affect investments in those countries.

There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing, and financial reporting standards and requirements comparable to or as uniform as those of U.S. companies. Foreign securities markets, while growing in volume, have, for the most part, substantially less volume than U.S. markets. Securities of many foreign companies are less liquid and their prices more volatile than securities of comparable U.S. companies. Transactional costs in non-U.S. securities markets are generally higher than in U.S. securities markets. There is generally less government supervision and regulation of exchanges, brokers, and issuers than there is in the United States. A Series might have greater difficulty taking appropriate legal action with respect to foreign investments in non-U.S. courts than with respect to domestic issuers in U.S. courts.

In addition, transactions in foreign securities may involve greater time from the trade date until settlement than domestic securities transactions and involve the risk of possible losses through the holding of securities by custodians and securities depositories in foreign countries.

"Sovereign Debt" consists of debt obligations of governmental issuers in emerging market countries and industrialized countries. The sovereign debt issued or guaranteed by certain emerging market governmental entities and corporate issuers in which the Series may invest potentially involves a high degree of risk and may be deemed the equivalent in terms of quality to high risk, low rated securities (i.e., high yield bonds) and subject to many of the same risks as such securities. Similarly, the Series may have difficulty disposing of certain of these debt obligations because there may be a thin trading market for such securities. In the event a governmental issuer defaults on its obligations, the Series may have limited legal recourse against the issuer or guarantor, if any. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign government debt securities to obtain recourse may be subject to the political climate in the relevant country. The issuers of the government debt securities in which the Series may invest have in the past experienced substantial difficulties in servicing their external debt obligations, which has led to defaults on certain obligations and the restructuring of certain indebtedness. See "Description of Securities and Investment Techniques-High Yield Bonds" in this Prospectus and "Debt Securities-Sovereign Debt" in the Statement of Additional Information.

Dividend and interest income from foreign securities may generally be subject to withholding taxes by the country in which the issuer is located and may not be recoverable by a Series or its investors.

ADRs are Depositary Receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign cor-poration. EDRs and GDRs are typically issued by foreign banks or trust compan-ies, although they also may be issued by U.S. banks or trust companies, and evidence
                                     33
ownership of underlying securities issued by either a foreign or U.S. corporation. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the United States. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the securities underlying unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts. Depositary Receipts also involve the risks of other investments in foreign securities.

INDEXED SECURITIES AND STRUCTURED NOTES
Indexed securities are securities whose value is linked to one or more currencies, interest rates, commodities, or financial or commodity indexes.
An indexed security enables the investor to purchase a note whose coupons and/or principal redemption are linked to the performance of an underlying asset. Indexed securities may be positively or negatively indexed (i.e., their value may increase or decrease if the underlying instrument appreciates). Indexed securities may have return characteristics similar to direct investments in the underlying instrument or to one or more options on the underlying instrument. Indexed securities may be more volatile than the underlying instrument itself, and present many of the same risks as investing in futures and options. Indexed securities are also subject to credit risks associated with the issuer of the security with respect to both principal and interest. Only securities linked to one or more non-agricultural commodities or commodity indexes will be considered a Hard Asset security.

Indexed securities may be publicly traded or may be two-party contracts (such two-party agreements are referred to here collectively as structured notes). When a Series purchases a structured note, a type of derivative, it will make a payment of principal to the counterparty. Some structured notes have a guaranteed repayment of principal while others place a portion (or all) of the principal at risk. A Series will purchase structured notes only from counter-parties rated A or better by Standard & Poor's, Moody's or another nationally recognized statistical rating organization. The Portfolio Manager will monitor the liquidity of structured notes under the supervision of the Board of Trustees, and notes determined to be illiquid will be aggregated with other illiquid securities for purposes of the limitation on illiquid investments.

INVESTMENT IN GOLD AND OTHER PRECIOUS METALS
Some Series may invest in gold bullion and coins and other precious metals (silver or platinum) bullion and in futures contracts with respect to such metals. In order to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, each Series intends to manage its metal investments and/or futures contracts on metals so that less than 10% of the gross income of the Series for tax purposes during any fiscal year (the current limit on so-called non-qualifying income) is derived from these and other sources that produce such non-qualifying income.

Metals will not be purchased in any form that is not readily marketable, and gold coins will be purchased for their intrinsic value only, i.e., coins will not be purchased for their numismatic value. Any metals purchased by a Series will be delivered to and stored with a qualified custodian bank. Metal invest-ments do not generate interest or dividend income.

Metal investments are considered speculative and are affected by various world-wide economic, financial, and political factors. Prices may fluctuate sharply over short time periods due to changes in inflation expectations in various countries, metal sales by central banks of governments or international agencies, speculation, changes in industrial and commercial demand, and govern-mental prohibitions or restriction on the private ownership of certain precious metals or minerals. Furthermore, at the present time, there are four major producers of gold bullion: the Republic of South Africa, the United States, Canada, and Australia. Political and economic conditions in these countries will have a direct effect on the mining and distribution of gold and, consequently, on its price. Many of these risks also may affect the value of securities of companies engaged in operations respecting gold and other precious metals.

FUTURES CONTRACTS
Some Series may engage in futures contracts. They may purchase and sell interest rate, stock index, gold and other futures contracts based upon other financial instruments. They may also purchase and write options on such con-tracts. For a general description of these futures contracts and options thereon, including information on margin requirements, see the Statement of Additional Information.

These Series may engage in such futures transactions as an adjunct to their securities activities. The transactions in futures contracts must constitute bona fide hedging or other strategies under regulations promulgated by the Commodities Futures Trading Commission (the "CFTC"), under which a Series engaging in futures transactions would not be a "commodity pool."

At the time a Series purchases a futures contract, an amount of cash and/or securities equal to the fair market value less initial and variation margin of the futures contract will be deposited in a segregated account with the Trust's custodian to collateralize the position and thereby ensure that such futures contract is covered. In addition, each Series will comply with certain regulations of the CFTC to qualify for an exclusion from being a "commodity pool," which require a Series to set aside cash and short-term obligations with respect to long positions in a futures contract or a futures option. These requirements are described in the Statement of Additional Information.

RISKS ASSOCIATED WITH FUTURES AND FUTURES OPTIONS
There are several risks associated with the use of futures and futures options. The value of a futures contract may decline. While a Series' transactions in futures may protect the Series against adverse movements in the general level of interest rates or other economic conditions, such transactions could also preclude the Series from the opportunity to benefit from favorable movements in the level of interest rates or other economic conditions. With respect to transactions for hedging, there can be no guarantee that there will be correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. An incorrect correlation could result in a loss on both the hedged securities in a Series and the hedging vehicle so that the Series' return might have been better if hedging had not been attempted. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when, and how to hedge involves the exercise of skill and judgment and even a well conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

There can be no assurance that a liquid market will exist at a time when a Series seeks to close out a futures contract or a futures option position. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single day; once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit. In addition, certain of these instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses. Lack of a liquid market for any reason may prevent the Series from liquidating an unfavorable position and the Series would remain obligated to meet margin requirements and continue to incur losses until the position is closed.

Most Series will only enter into futures contracts or futures options which are standardized and traded on a U.S. exchange or board of trade, or, in the case of futures options, for which an established over-the-counter market exists. A Series will not enter into a futures contract or purchase a futures option if immediately thereafter the initial margin deposits for futures contracts held by the Series plus premiums paid by it for open futures options positions, less the amount by which any such positions are "in-the-money," would exceed 5% of the Series' total assets.

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
Foreign markets may offer advantages such as trading in indexes that are not currently traded in the United States. Foreign markets, however, may have greater risk potential than domestic markets. Unlike trading on domestic commodity exchanges, trading on foreign commodity markets is not regulated by the CFTC and may be subject to greater risk than trading on domestic exchanges. For example, some foreign exchanges are principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. Trading in foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC's regulations, and the rules of the National Futures Association and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the National Futures Association or any domestic futures exchange. Amounts received for foreign futures or foreign options transactions may not be provided the same protections as funds received in respect of transactions on United States futures exchanges. A Series could incur losses or lose any profits that had been realized in trading by adverse changes in the exchange rate of the currency in which the transaction is denominated. Transactions on foreign exchanges may include both commodities that are traded on domestic exchanges and boards of trade and those that are not.

The Trust reserves the right to engage in other types of futures transactions in the future and to use futures and related options for other than hedging purposes to the extent permitted by regulatory authorities.

OPTIONS ON SECURITIES
Some Series may engage in transactions on options on securities, may purchase and write put and call options on securities and on stock indexes at such times as the Series' Portfolio Manager deems appropriate and consistent with the Series' investment objective, may purchase and write put and call options on securities, may write call and put options only if they are covered or secured, and may purchase or sell options to effect closing transactions, may buy covered listed put equity options and sell covered listed call equity options, including options on stock indexes, may purchase protective puts, and may purchase calls and puts other than protective puts. Some Series may engage in options transactions not only on U.S. domestic markets but also on exchanges and other markets outside the United States.

Series able to invest in options may enter into closing transactions in order to terminate its obligations either as a writer or a purchaser of an option prior to the expiration of the option. For a general description of purchasing and writing options on securities and securities indexes, see "Options on Securities and Securities Indexes" in the Statement of Additional Information.

RISKS OF OPTIONS TRANSACTIONS
The purchase and writing of options involves certain risks. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price. If a put or call option purchased by the Series is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Series will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.

There can be no assurance that a liquid market will exist when a Series seeks to close out an option position. Furthermore, if trading restrictions or suspen-sions are imposed on the options markets, a Series may be unable to close out a position. If a Series cannot effect a closing transaction, it will not be able to sell the underlying security while the previously written option remains outstanding, even though it might otherwise be advantageous to do so. Possible reasons for the absence of a liquid secondary market on a national securities exchange could include: insufficient trading interest, restrictions imposed by national securities exchanges, trading halts or suspensions with respect to call options or their underlying securities, inadequacy of the facilities of national securities exchanges or the Options Clearing Corporation due to a high trading volume or other event, and a decision by one or more national securities exchanges to discontinue the trading of call options or to impose restrictions on types of orders.

Since option premiums paid or received by a Series, as compared to underlying investments, are small in relation to the market value of such investments, buying and selling put and call options offer large amounts of leverage. Thus, the leverage offered by trading in options could result in the Series' net asset value being more sensitive to changes in the value of the underlying securities.

FOREIGN CURRENCY TRANSACTIONS
A forward currency contract is an obligation to purchase or sell a currency against another currency at a future date and price as agreed upon by the parties. A Series may either accept or make delivery of the currency at the maturity of the forward contract or, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. A Series will engage in forward currency transactions in anticipation of or to protect itself against fluctuations in currency exchange rates, as further described in the Statement of Additional Information.

A Series will not enter into a forward contract with a term of greater than one year. At the maturity of a forward contract, a Series may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency. If the Series retains the portfolio security and engages in an offsetting transaction, the Series will incur a gain or a loss to the extent that there has been movement in forward contract prices. For more information on closing a forward currency position, including information on associated risks, see the Statement of Additional Information.

Forward contracts are not traded on regulated commodities exchanges. There can be no assurance that a liquid market will exist when a Series seeks to close out a forward currency position, in which case a Series might not be able to effect a closing purchase transaction at any particular time. In addition, a Series entering into a forward foreign currency contract incurs the risk of default by the counter party to the transaction. While forward foreign currency contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

Although each Series values its assets daily in terms of U.S. dollars, they do not intend physically to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Series may do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Series at one rate, while offering a lesser rate of exchange should the Series desire to resell that currency to the dealer.

OPTIONS ON FOREIGN CURRENCIES
A Series may purchase call and put options on foreign currencies as a hedge against changes in the value of the U.S. dollar (or another currency) in relation to a foreign currency in which portfolio securities of the Series may be denominated. For a general description and other information on options on foreign currencies, see "Options on Foreign Currencies" in the Statement of Additional Information. Hedging against a change in the value of a foreign currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Furthermore, such hedging transactions reduce or preclude the opportunity for gain if the value of the hedged currency should change relative to the U.S. dollar. A Series will not speculate in options on foreign currencies. A Series may invest in options on foreign currency which are either listed on a domestic securities exchange or traded on a recognized foreign exchange.

An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. Although a Series will purchase only exchange-traded options, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time. In the event no liquid secondary market exists, it might not be possible to effect closing transactions in particular options. If a Series cannot close out an exchange-traded option which it holds, it would have to exercise its option in order to realize any profit and would incur transactional costs on the sale of the underlying assets.

BORROWING
Leveraging by means of borrowing will exaggerate the effect of any increase or decrease in the value of portfolio securities on a Series' net asset value; money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances), which may or may not exceed the income received from the securities purchased with borrowed funds. The use of borrowing tends to result in a faster than average movement, up or down, in the net asset value of the Series' shares. A Series also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

Reverse repurchase agreements, short sales of securities, and short sales of securities against the box will be included as borrowing subject to the borrowing limitations described above, except those Series that are permitted to engage in short sales of securities with respect to an additional 15% of the Series' net assets in excess of the limits otherwise applicable to borrowing. Securities purchased on a when-issued or delayed delivery basis will not be subject to the Series' borrowing limitations to the extent that a Series establishes and maintains liquid assets in a segregated account with the Trust's custodian equal to the Series' obligations under the when-issued or delayed delivery arrangement.

HARD ASSET SECURITIES
The production and marketing of Hard Assets may be affected by actions and changes in governments. In addition, Hard Asset Companies and securities of hard asset companies may be cyclical in nature. During periods of economic or financial instability, the securities of some Hard Asset Companies may be subject to broad price fluctuations, reflecting volatility of energy and basic materials prices and possible instability of supply of various Hard Assets. In addition, some Hard Asset Companies may also be subject to the risks generally associated with extraction of natural resources, such as the risks of mining and oil drilling, and the risks of the hazards associated with natural resources, such as fire, drought, increased regulatory and environmental costs, and others. Securities of Hard Asset Companies may also experience greater price fluctua-tions than the relevant Hard Asset. In periods of rising Hard Asset prices, such securities may rise at a faster rate, and, conversely, in time of falling Hard Asset prices, such securities may suffer a greater price decline.

REAL ESTATE SECURITIES
Real estate securities include real estate investment trusts ("REITs") and other companies in the real estate industry or companies with substantial real estate investments. A Series investing in such real estate securities may be subject to the risks associated with the direct ownership of real estate because of its policy of concentration in the securities of companies which own, construct, manage, or sell residential, commercial, or industrial real estate. These risks include: declines in the value of real estate, adverse changes in the climate for real estate, risks related to general and local economic conditions, over-building and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants, leveraging of interests in real estate, and increases in interest rates. The value of securities of companies which service the real estate industry may also be affected by such risks.

In addition to the risks discussed above, REITs may be affected by any changes in the value of the underlying property owned by the trusts or by the quality of any credit extended. REITs are dependent upon management skill, are not diversified, and are therefore subject to the risk of financing single or a limited number of projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation, and the possibility of failing to qualify for special tax treatment under Subchapter M of the Internal Revenue Code of 1986 and to maintain an exemption under the Investment Company Act of 1940. Finally, certain REITs may be self-liquidating in that a specific term of existence is provided for in the trust document and such REITs run the risk of liquidating at an economically inopportune time.

SWAPS
Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard swap transaction, two parties agree to exchange the returns (or differential in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, or in a "basket" of securities representing a particular index.

The use of swaps is a highly specialized activity which involved investment techniques and risks different from those associated with ordinary portfolio transactions. Whether the Series' use of swap agreements will be successful in furthering its investment objective will depend on the Portfolio Manager's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Moreover, the Series bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. Swaps are generally considered illiquid and will be aggregated with other illiquid positions for purposes of the limitation on illiquid investments.

The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Series' ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

ZERO-COUPON BONDS
Zero-coupon bonds are issued at a significant discount from face value and pay interest only at maturity rather than at intervals during the life of the security. Payment-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. The values of zero-coupon bonds and payment-in-kind bonds are subject to greater fluctuation in response to changes in market interest rates than bonds which pay interest currently, and may involve greater credit risk than such bonds.

Zero-coupon and deferred interest bonds are debt obligations which are issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. While zero-coupon bonds do not require the periodic payment of interest, deferred interest bonds provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value due to changes in interest rates than debt obligations which make regular payments of interest. The Series will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other Series securities to satisfy the Series' distribution obligations.

SMALL COMPANIES
Certain small- and mid-cap companies may present greater opportunities for investment return, but may also involve greater risks. They may have limited product lines, markets, or financial resources, or may depend on a limited management group. Their securities may trade less frequently and in limited volume. As a result, the prices of these securities may fluctuate more than prices of securities of larger, widely traded companies.

The Series are subject to investment restrictions that are described in the Statement of Additional Information. Those investment restrictions so designated and the investment objective of each Series are "fundamental policies" of the Series, which means that they may not be changed without a majority vote of the shareholders of the affected Series. Except for those restrictions specifically identified as fundamental and each Series' investment objective, all other investment policies and practices described in this Prospectus and the Statement of Additional Information are not fundamental, meaning that the Board of

Trustees may change them without shareholder approval. The vote of a majority of the outstanding voting securities of a Series means the vote, at an annual or special meeting, of (a) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of such Series are present or represented by proxy; or (b) more than 50% of the outstanding voting securities of such Series, whichever is less.

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INVESTMENT RESTRICTIONS
The investment restrictions are stated in full in the Statement of Additional Information, and a brief description of some of them follows. A Series will not, with respect to 75% of its assets, invest more than 5% of its assets (taken at market value at the time of such investment) in securities of any one issuer, except that this restriction does not apply to U.S. Government securities. A Series will not, with respect to 75% of its assets, invest more than 10% (taken at market value at the time of such investment) of any one issuer's outstanding voting securities, except that this restriction does not apply to U.S. Govern-ment securities. No Series will concentrate more than 25% of its assets in any particular industry, except that this restriction does not apply to U.S. Govern-ment securities and with respect to the Liquid Asset Series, securities or obli-gations issued by U.S. banks.

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PURCHASE OF SHARES
Shares of the Series may be offered for purchase by separate accounts of insurance companies to serve as an investment medium for the Variable Contracts issued by the insurance companies and to certain qualified pension and retirement plans, as permitted under the federal tax rules relating to the Series serving as investment mediums for Variable Contracts. Shares of the Series are sold to insurance company separate accounts funding both variable annuity contracts and variable life insurance contracts and may be sold to insurance companies that are not affiliated. The Trust currently does not foresee any disadvantages to Variable Contract Owners or other investors arising from offering the Trust's shares to separate accounts of unaffiliated insurers, separate accounts funding both life insurance policies and annuity contracts, or certain qualified pension and retirement plans; however, due to differences in tax treatment or other considerations, it is theoretically possible that the interests of owners of various contracts or pension and retirement plans participating in the Trust might at some time be in conflict. However, the Board of Trustees and insurance companies whose separate accounts invest in the Trust are required to monitor events in order to identify any material conflicts between variable annuity contract owners and variable life policy owners, between separate accounts of unaffiliated insurers, and between various contract owners and pension and retirement plans. The Board of Trustees will determine what action, if any, should be taken in the event of such a conflict. If such a conflict were to occur, one or more insurance company separate accounts might withdraw their investment in the Trust. This might force the Trust to sell securities at disadvantageous prices.

Shares of each Series are sold at their respective net asset values (without a sales charge) next computed after receipt of a purchase order by an insurance company whose separate account invests in the Trust.

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NET ASSET VALUE
A Series' net asset value is determined by dividing the value of each Series' net assets by the number of its shares outstanding. That determination is made once each business day, Monday through Friday, at or about 4:00 p.m., New York City time, on each day that the New York Stock Exchange is open for trading. The Board of Trustees has established procedures to value each Series' assets to determine net asset value. In general, these valuations are based on actual or estimated market value, with special provisions for assets not having readily available market quotations and short-term debt securities. The net asset values per share of each Series will fluctuate in response to changes in market conditions and other factors, except that the net asset value of the shares of the Liquid Asset Series will not fluctuate in response to changes in market conditions for so long as the Series is using the amortized cost method of valuation.

The Liquid Asset Series' portfolio securities are valued using the amortized cost method of valuation. This involves valuing a security at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity. See the Statement of Additional Information for a description of certain conditions and procedures followed by the Series in connection with amortized cost valuation.

All other Series are valued as follows:

Portfolio securities for which market quotations are readily available are stated at market value. Market value is determined on the basis of last reported sales price, or, if no sales are reported, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. In other cases, securities are valued at their fair value as determined in good faith by the Board of Trustees, although the actual calculations will be made by persons acting under the direction of the Board and subject to the Board's review. Money market instruments are valued at market value, except that instruments maturing in sixty days or less may be valued using the amortized cost method of valuation. The value of a foreign security is determined in its national currency based upon the price on the foreign exchange as of its close of business immediately preceding the time of valuation. Securities traded in over-the-counter markets outside the United States are valued at the last available price in the over-the-counter market prior to the time of valuation.

Debt securities, including those to be purchased under firm commitment agreements (other than obligations having a maturity sixty days or less at their date of acquisition valued under the amortized cost method), are normally valued on the basis of quotes obtained from brokers and dealers or pricing services, which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Debt obligations having a maturity of sixty days or less may be valued at amortized cost unless the Portfolio Manager believes that amortized cost does not approximate market value.

When a Series writes a put or call option, the amount of the premium is included in the Series' assets and an equal amount is included in its liabilities. The liability thereafter is adjusted to the current market value of the option.
The premium paid for an option purchased by the Series is recorded as an asset and subsequently adjusted to market value. Futures and options thereon which are traded on commodities exchanges or boards of trade will be valued at their closing settlement price on such exchange or board of trade. Foreign securities quoted in foreign currencies generally are valued at appropriately translated foreign market closing prices.

Trading in securities on exchanges and over-the-counter markets in European and Pacific Basin countries is normally completed well before 4:00 p.m., New York City time. Trading on these exchanges may not take place on all New York busi-ness days and in addition, trading takes place in various foreign markets on days which are not business days in New York and on which the Trust's net asset value is not calculated. As a result, the calculation of the net asset value of a Series investing in foreign securities may not take place contemporaneously with the determination of the prices of the securities included in the calcu-lation. Further, under the Trust's procedures, the prices of foreign securities are determined using information derived from pricing services and other sources. Prices derived under these procedures will be used in determining daily net asset value. Information that becomes known to the Trust or its agents after the time that the net asset value is calculated on any business day may be assessed in determining net asset value per share after the time of receipt of the information, but will not be used to retroactively adjust the price of the security so determined earlier or on a prior day. Events that may affect the value of these securities that occur between the time their prices are determined and the time the Series' net asset value is determined may not be reflected in the calculation of net asset value of the Series unless the Manager or the Portfolio Manager, acting under authority delegated by the Board of Trustees, deems that the particular event would materially affect net asset value. In this event, the securities would be valued at fair market value as determined in good faith by the Board of Trustees of the Trust, although the actual calculations will be made by the Manager or the Portfolio Manager acting under the direction of the Board and subject to the Board's review.

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REDEMPTION OF SHARES
Shares of any Series may be redeemed on any business day. Redemptions are effected at the per share net asset value next determined after receipt of the redemption request by an insurance company whose separate account invests in the Series. Redemption proceeds normally will be paid within seven days following receipt of instructions in proper form. The right of redemption may be suspended by the Trust or the payment date postponed beyond seven days when the New York Stock Exchange is closed (other than customary weekend and holiday closings) or for any period during which trading thereon is restricted because an emergency exists, as determined by the SEC, making disposal of portfolio securities or valuation of net assets not reasonably practicable, and whenever the SEC has by order permitted such suspension or postponement for the protection of shareholders. If the Board of Trustees should determine that it would be detrimental to the best interests of the remaining shareholders of a Series to make payment wholly or partly in cash, the Series may pay the redemption price in whole or part by a distribution in kind of securities from the portfolio of the Series, in lieu of cash, in conformity with applicable rules of the SEC. If shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets into cash.

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EXCHANGES
Shares of any one Series may be exchanged for shares of any of the other Series described in this Prospectus. Exchanges are treated as a redemption of shares of one Series and a purchase of shares of one or more of the other Series and are effected at the respective net asset values per share of each Series on the date of the exchange. The Trust reserves the right to modify or discontinue its exchange privilege at any time without notice. Variable Contract Owners do not deal directly with the Trust with respect to the purchase, redemption, or exchange of shares of the Series, and should refer to the prospectus for the applicable Variable Contract for information on allocation of premiums and on transfers of account value among divisions of the pertinent insurance company separate account that invest in the Series.

The Trust reserves the right to discontinue offering shares of one or more Series at any time. In the event that a Series ceases offering its shares, any investments allocated by an insurance company to such Series will be invested in the Liquid Asset Series or any successor to such Series.

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PORTFOLIO TRANSACTIONS
BROKERAGE SERVICES
Pursuant to the Portfolio Management Agreements, the Portfolio Manager places orders for the purchase and sale of portfolio investments for the Series' accounts with brokers or dealers selected by the Portfolio Manager in its discretion. In executing transactions, the Portfolio Manager will attempt to obtain the best execution for a Series, taking into account such factors as price (including the applicable brokerage commission or dollar spread), size of order, the nature of the market for the security, the timing of the transaction, the reputation, the experience and financial stability of the broker dealer involved, the quality of the service, the difficulty of execution, execution capabilities, and operational facilities of the firms involved, and the firm's risk in positioning a block of securities. In transactions on stock exchanges in the United States, payments of brokerage commissions are negotiated. In effecting purchases and sales of portfolio securities in transactions on U.S. stock exchanges for the account of a Series, the Portfolio Manager may pay higher commission rates than the lowest available when the Portfolio Manager believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction. In the case of securities traded on some foreign stock exchanges, brokerage commissions may be fixed and the Portfolio Manager may be unable to negotiate commission rates for these transactions. In the case of securities traded on the over-the-counter markets, there is generally no stated commission, but the price includes an undisclosed commission or markup.

Some securities considered for investment by the Series may also be considered for other clients served by the Portfolio Manager and/or its affiliates. For information on trade allocation, see "Portfolio Transactions and Brokerage-- Investment Decisions" in the Statement of Additional Information.

A Portfolio Manager may place orders for the purchase and sale of portfolio securities with itself, acting as broker-dealer, or with a broker-dealer that is an affiliate of the Portfolio Manager or the Trust where, in the judgment of the Portfolio Manager, such firm will be able to obtain a price and execution at least as favorable as other qualified brokers. SEC rules further require that commission paid to such an affiliated broker-dealer or Portfolio Manager by a Series on exchange transactions not exceed "usual and customary brokerage commissions."

PORTFOLIO TURNOVER
For reporting purposes, each Series' portfolio turnover rate is calculated by dividing the value of the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of portfolio securities owned by the Series during the fiscal year. In determining such portfolio turnover, all securities whose maturities at the time of acquisition were one year or less are excluded. A 100% portfolio turnover rate would occur, for example, if all of the securities in the portfolio (other than short-term securities) were replaced once during the fiscal year. The portfolio turnover rate for each of the Series will vary from year to year, and depending on market conditions, turnover could be greater in periods of unusual market movement and volatility. A higher turnover rate would result in heavier brokerage commissions or other transactional expenses which must be borne, directly or indirectly, by a Series and ultimately by the Series' shareholders. Such transactions may result in realization of taxable gains. The portfolio turnover rates for each Series are presented in the data shown in "Financial Highlights" in this Prospectus.

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DIVIDENDS AND DISTRIBUTIONS
Net investment income of the Liquid Asset Series is declared as a dividend daily and paid monthly. For all other Series, net investment income will be paid annually, except that the Limited Maturity Bond Series may declare a dividend monthly or quarterly. Any net realized long-term capital gains (the excess of net long-term capital gains over net short-term capital losses) for any Series will be declared and paid at least once annually. Net realized short-term capital gains may be declared and paid more frequently.

Any distributions made by any Series will be automatically reinvested in additional shares of that Series, unless an election is made by a shareholder to receive distributions in cash. Dividends or distributions by a Series other than the Liquid Asset Series (which attempts to maintain a constant $1.00 per share net asset value) will reduce the per share net asset value by the per share amount so paid.

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FEDERAL INCOME TAX STATUS
Each Series intends to qualify each year and elect to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Accordingly, a Series generally expects not to be subject to federal income tax if it meets certain source of income, diversification of assets, income distribution, and other requirements, to the extent it distributes its investment company taxable income and its net capital gains. Distributions of investment company taxable income and net realized capital gains are automatically reinvested in additional shares of the Series, unless an election is made by a shareholder to receive distributions in cash. Tax consequences to the Variable Contract Owners are described in the prospectuses for the pertinent separate accounts.

Certain requirements relating to the qualification of a Series as a regulated investment company under the Code may limit the extent to which a Series will be able to engage in transactions in options, futures contracts, or forward contracts.

To comply with regulations under Section 817(h) of the Code, each Series generally will be required to diversify its investments, so that on the last day of each quarter of a calendar year, no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments.
For this purpose, securities of a single issuer are treated as one investment and each U.S. Government agency or instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the United States or an agency or instrumentality of the United States is treated as a security issued by the U.S. Government or its agency or instrumentality, whichever is applicable. These regulations will limit the ability of a Series to invest more than 55% of its assets in direct obligations of the U.S. Treasury or in obligations which are deemed to be issued by a particular agency or instrumentality of the U.S. Government. If a Series fails to meet the diversification requirements under Code Section
817(h), income with respect to Variable Contracts invested in the Series at any time during the calendar quarter in which the failure occurred could become currently taxable to the owners of such Variable Contracts and income for prior periods with respect to such Contracts also would be taxable, most likely in the year of the failure to achieve the required diversification.
Other adverse tax consequences also could ensue. If a Series failed to qualify as a regulated investment company, the results would be substantially the same as a failure to meet the diversification requirements under Code Section 817(h).

In connection with the issuance of the regulations governing diversification under Section 817(h) of the Code, the Treasury Department announced that it would issue future regulations or rulings addressing the circumstances in which a Variable Contract Owner's control of the investments of a separate account may cause the contract owner, rather than the insurance company, to be treated as the owner of the assets held by the separate account. If the Variable Contract Owner is considered the owner of the securities underlying the separate account, income and gains produced by those securities would be included currently in the Variable Contract Owner's gross income. It is not known what standards will be incorporated in future regulations or other pronouncements.

In the event that unfavorable rules or regulations are adopted, there can be no assurance that the Series will be able to operate as currently described in the Prospectus, or that a Series will not have to change its investment objectives, investment policies, or investment restrictions. While a Series' investment objective is fundamental and may be changed only by a vote of a majority of its outstanding shares, the Trustees have reserved the right to modify the investment policies of a Series as necessary to prevent any such prospective rules and regulations from causing the Variable Contract Owners to be considered the owners of the Series underlying the separate accounts.

See "Taxation" in the Trust's Statement of Additional Information for more information on taxes, including information on the taxation of distributions from a Series. Reference is made to the prospectus or offering memorandum of the applicable separate account for information regarding the federal income tax treatment respecting a Variable Contract.

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OTHER INFORMATION
CAPITALIZATION
The Trust was organized as a Massachusetts business trust on August 3, 1988, and currently consists of twenty-four portfolios that are operational, sixteen of which are described in this Prospectus. Other portfolios may be offered by means of a separate prospectus. The Board of Trustees may establish additional portfolios in the future. The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest with a par value of $0.001 each. When issued in accordance with the terms of the Trust's Agreement and Declaration of Trust ("Declaration of Trust"), shares of the Trust are fully paid, freely transferable, and non-assessable by the Trust.

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims liability of the shareholders, Trustees, or officers of the Trust for acts or obligations of the Trust, which are binding only on the assets and property of the Trust and requires that notice of the disclaimer be given in each contract or obligation entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification out of Trust property for all loss and expense of any shareholder held personally liable for the obligations of the Trust. The risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations and thus should be considered remote.

VOTING RIGHTS
Shareholders of the Series are given certain voting rights. Each share of each Series will be given one vote, unless a different allocation of voting rights is required under applicable law for a mutual fund that is an investment medium for variable insurance products.

Massachusetts business trust law does not require the Trust to hold annual shareholder meetings, although special meetings may be called for a specific Series, or for the Trust as a whole, for purposes such as electing or removing Trustees, changing fundamental policies, or approving a contract for investment advisory services. In the case of Variable Contracts, in accordance with current laws, it is anticipated that an insurance company issuing a Variable Contract funded by a Separate Account that invests in a Series and that is registered with the SEC as a unit investment trust will request voting instructions from Variable Contract Owners and will vote shares or other voting interests in the separate account in proportion to the voting instructions received.

PERFORMANCE INFORMATION
The Trust may, from time to time, include the yield and effective yield of its Liquid Asset Series, the current yield of the remaining Series, and the total return of all Series in advertisements and sales literature. In the case of Variable Contracts, performance information for the Series will not be advertised or included in sales literature unless accompanied by comparable performance information for a separate account to which the Series offers their shares.

Current yield for the Liquid Asset Series will be based on income received by a hypothetical investment over a given 7-day period (less expenses accrued during the period), and then "annualized" (i.e., assuming that the 7-day yield would be received for 52 weeks, stated in terms of an annual percentage return on the investment). "Effective yield" for the Liquid Asset Series is calculated in a manner similar to that used to calculate yield, but reflects the compounding effect of earnings on reinvested dividends.

For the remaining Series, any quotations of yield will be based on all investment income per share earned during a given 30-day period (including dividends and interest), less expenses accrued during the period ("net investment income"), and will be computed by dividing net investment income by the maximum public offering price per share on the last day of the period.

Quotations of average annual total return for any Series will be expressed in terms of the average annual compounded rate of return on a hypothetical investment in the Series over a period of one, five, or ten years

(or, if less, up to the life of the Series), will reflect the deduction of a proportional share of Series expenses (on an annual basis), and will assume that all dividends and distributions are reinvested when paid. Quotations of total return may also be shown for other periods.

Quotations of yield or total return for the Series will not take into account charges or deductions against any separate account to which the Series' shares are sold or charges and deductions against the pertinent Variable Contract, although comparable performance information for the separate account will take such charges into account. Performance information for any Series reflects only the performance of a hypothetical investment in the Series during the particular time period on which the calculations are based. Performance information should be considered in light of the Series' investment objectives and policies, characteristics, and quality of the portfolios, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future. For a description of the methods used to determine yield and total return for the Series, see the Statement of Additional Information.

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LEGAL COUNSEL
Sutherland, Asbill & Brennan LLP, 1275 Pennsylvania Avenue, N.W., Washington, D.C. 20004-2404 serves as counsel to the Trust.

-------------------------------------------------------------------------------
INDEPENDENT AUDITORS
Ernst & Young LLP, 200 Clarendon Street, Boston, MA 02116-5072 serves as independent auditors of the Trust.

-------------------------------------------------------------------------------
FINANCIAL STATEMENTS
The Trust's audited financial statements dated as of December 31, 1997 for all Series, including notes thereto, are incorporated by reference in the Statement of Additional Information from the Trust's Annual Report dated as of December 31, 1997. Information in the financial statements for all Series for the years ended December 31, 1997 1996, 1995, 1994 and 1993 has been audited by Ernst & Young LLP. Information in the financial statements for all Series except the Managed Global Series for the years ended December 31, 1992, 1991, 1990, and 1989 was audited by another independent auditor. These financial statements do not include information on the Mid-Cap Growth, Research, Total Return, Growth
& Income, Value + Growth and Global Fixed Income Series because the Series had not commenced operations on December 31, 1997.

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YEAR 2000
Based on a study of its computer software systems and hardware, the Manager in conjunction with an affiliate, Golden American Life Insurance Company ("Golden American"), have determined their exposure to the Year 2000 change of the century date issue. Some of these systems support certain trust operations. The Manager believes its and Golden American's systems are or will be substantially compliant by Year 2000 and has engaged external consultants to validate this assumption. The Manager is in contact with the Trust's Portfolio Managers and third party vendors to ensure that their systems will be compliant by Year 2000. To the extent these Portfolio Managers and third parties would be unable to transact business in the Year 2000 and thereafter, the Trust's operations could be adversely affected.

                                              File Nos. 33-23512, 811-5629
                                              Filed under Rule 497 (c)

                             THE GCG TRUST
1001 JEFFERSON STREET                                 WILMINGTON, DELAWARE 19801
--------------------------------------------------------------------------------
This Prospectus offers shares of three portfolios (the "Series") of The
GCG Trust (the "Trust"), an open-end, management investment company. Each
Series has its own investment objective or objectives and investment policies. Shares of the Series may be sold to separate accounts of insurance companies to serve as the investment medium for variable life insurance policies and variable annuity contracts issued by the insurance companies ("Variable Contracts") and to certain qualified pension and retirement plans. In the case of Variable Contracts, the separate accounts invest in shares of one or more of the Series in accordance with allocation instructions received from owners of the insurance policies and annuity contracts. Such allocation rights are described further in Prospectuses for the separate account.

The Series are managed by Directed Services, Inc. ("DSI"), a wholly owned subsidiary of ING Groep, N.V. ("ING"). DSI and the Trust have retained several investment advisory firms ("Portfolio Managers") to provide investment advisory services to the Series. The twenty-two Series and their respective Portfolio Managers are as follows:

SERIES                            PORTFOLIO MANAGER
----------------------------      -----------------------------------------
MID-CAP GROWTH SERIES             MASSACHUSETTS FINANCIAL SERVICES COMPANY
RESEARCH SERIES                   MASSACHUSETTS FINANCIAL SERVICES COMPANY
TOTAL RETURN SERIES               MASSACHUSETTS FINANCIAL SERVICES COMPANY

Information about the investment objective or objectives, investment policies, and restrictions of each Series, along with a detailed description of the types of securities and other assets in which each Series may invest, are set forth in this Prospectus. There can be no assurance that the investment objective or objectives for any Series will be achieved.

This Prospectus sets forth concisely the information a prospective investor should know before investing in any of the Series. A Statement of Additional Information, dated May 1, 1998, containing additional and more detailed information about the Series has been filed with the Securities and Exchange Commission and is hereby incorporated by reference into this Prospectus. The Statement of Additional Information is available without charge and may be obtained by writing to the Trust at the address printed above or by calling the Trust at the Customer Service Center at the telephone number shown in the accompanying prospectus.

THIS PROSPECTUS SHOULD BE READ IN CONJUNCTION WITH A PROSPECTUS FOR THE SEPARATE ACCOUNT. BOTH PROSPECTUSES SHOULD BE READ CAREFULLY AND RETAINED FOR FUTURE REFERENCE.

The Series' shares are not insured by the FDIC or any other agency. They are not deposits or other obligations of any bank and are not bank guaranteed. They are subject to market fluctuation, reinvestment risk and possible loss of principal invested.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES
    AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE
     ACCURACY OR ADEQUACY OF THIS PROSPECTUS.  ANY REPRESENTATION
               TO THE CONTRARY IS A CRIMINAL OFFENSE.
                             MAY 1, 1998

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TABLE OF CONTENTS
                                         Page
PROSPECTUS SYNOPSIS.....................   1
FINANCIAL HIGHLIGHTS....................   2
INVESTMENT OBJECTIVES AND POLICIES......   2
Diversification.........................   2
Investment Restrictions.................   3
Mid-Cap Growth Series...................   3
Research Series.........................   4
Total Return Series.....................   5
MANAGEMENT OF THE TRUST.................   7
The Manager.............................   7
The Portfolio Managers..................   8
Massachusetts Financial Services
   Company..............................   8
Total Expenses for the Series of the
   Trust................................   9
Distributor.............................   9
Custodian and Other Service Providers...   9
DESCRIPTION OF SECURITIES AND
    INVESTMENT TECHNIQUES...............   9
Mortgage-Backed Securities..............  10
Mortgage Pass-Through Securities........  10
Other Mortgage-Backed Securities........  10
Risks of Mortgage-Backed Securities.....  10
Other Asset-Backed Securities...........  11
High Yield Bonds........................  11
Repurchase Agreements...................  11
Illiquid Securities.....................  12
Restricted Securities...................  12
Short Sales.............................  12
Foreign Securities......................  12
Indexed Securities and Structured Notes.  14
Investment in Gold and Other Precious
   Metals...............................  14
Futures Contracts.......................  15

                                         Page
DESCRIPTION OF SECURITIES AND
  INVESTMENT TECHNIQUES (CONTINUED)
Risks Associated with Futures and
   Futures Options......................  15
Options on Securities...................  16
Risks of Options Transactions...........  16
Foreign Currency Transactions...........  17
Options on Foreign Currencies...........  17
Borrowing...............................  18
Hard Assets Securities..................  18
Real Estate Securities..................  18
Swaps...................................  19
Zero-Coupon Bonds.......................  19
Small Companies.........................  19
INVESTMENT RESTRICTIONS.................  20
PURCHASE OF SHARES......................  20
NET ASSET VALUE.........................  21
REDEMPTION OF SHARES....................  22
EXCHANGES...............................  22
PORTFOLIO TRANSACTIONS..................  22
Brokerage Services......................  22
Portfolio Turnover......................  23
DIVIDENDS AND DISTRIBUTIONS.............  23
FEDERAL INCOME TAX STATUS...............  23
OTHER INFORMATION.......................  24
Capitalization..........................  24
Voting Rights...........................  25
Performance Information.................  25
LEGAL COUNSEL...........................  25
INDEPENDENT AUDITORS....................  26
FINANCIAL STATEMENTS....................  26
YEAR 2000...............................  26

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PROSPECTUS SYNOPSIS
THE TRUST
The GCG Trust (the "Trust") is an open-end management investment company, organized as a Massachusetts business trust on August 3, 1988. This Prospectus offers shares of twenty-two portfolios (the "Series") of the Trust, each with its own investment objective or objectives and investment policies. There can be no assurance that any particular Series' investment objective or objectives will be attained. The Board of Trustees may establish additional Series at any time and may discontinue offering a Series at any time.

The purpose of the Trust is to serve as an investment medium for (i) variable life insurance policies and variable annuity contracts ("Variable Contracts") offered by insurance companies, and (ii) certain qualified pension and retire-ment plans as permitted under the federal tax rules relating to the Series serving as investment mediums for Variable Contracts. See "Purchase of Shares." In the case of Variable Contracts, the various Series may be used independently or in combination. Within the limitations described in the Prospectus for the applicable Variable Contract, an owner of a Variable Contract ("Variable Contract Owner") may allocate premiums and reallocate investment value under his or her Variable Contract among various divisions of the applicable separate account, which, in turn, invest in the various Series. The assets of each Series are segregated and a Variable Contract Owner's interest is limited to the Series in which the divisions selected by the Variable Contract Owner have invested.

INVESTMENT OBJECTIVES
The investment objective or objectives of each of the Series are as follows:

The Mid-Cap Growth Series seeks long-term growth of capital by investing primarily in equity securities with medium market capitalization.

The Research Series seeks to provide long-term growth of capital and future income by investing a substantial portion of its assets in common stocks or securities convertible into common stocks of companies believed to possess better than average prospects for long-term growth.

The Total Return Series primarily seeks to obtain above-average income (compared to a Series entirely invested in equity securities) consistent with the prudent employment of capital. The Series' secondary objective is to take advantage of opportunities for growth of capital and income.

THE MANAGER AND PORTFOLIO MANAGERS
The Manager of the Series is Directed Services, Inc. (the "Manager"), a wholly owned subsidiary of ING Groep, N.V. ("ING"). The Trust and the Manager have retained several investment advisory firms ("Portfolio Managers") to manage the assets of the Series. The Series and their Portfolio Managers are as follows:

     SERIES                         PORTFOLIO MANAGER
     ----------------------------   ------------------------------------------
     Mid-Cap Growth Series          Massachusetts Financial Services Company
     Research Series                Massachusetts Financial Services Company
     Total Return Series            Massachusetts Financial Services Company

As Manager of the Series, Directed Services, Inc. has overall responsibility, subject to the supervision of the Board of Trustees, for engaging Portfolio Managers and for monitoring and evaluating the management of the assets of each Series by the Portfolio Managers, for administering all operations of the Series, and for providing or procuring all services necessary for the ordinary operation of the Series. Pursuant to a Management Agreement, the Trust currently pays the Manager for its services a monthly fee at an annual rate. See the fee table under "Management of the Trust-The Manager."

The Portfolio Manager has full investment discretion and makes all determina-tions with respect to the investment of each Series' assets and the purchase and sale of portfolio securities consistent with the investment objectives, policies, and restrictions for such Series. The Portfolio Manager is compen-sated by the Manager (and not the Trust).

The Trust is distinct in that the expense structure of the Series is simpler and more predictable than most mutual funds. The ordinary expenses for the Trust's Series, including custodial, administrative, transfer agency, portfolio accounting, auditing, and ordinary legal expenses are paid by the Manager; whereas, most mutual funds pay for these expenses directly from their own assets.

PURCHASE AND REDEMPTION OF SHARES
Shares of each Series are offered at the net asset value of each Series. Shares of each Series may be redeemed without cost at the net asset value per share of the Series next determined after receipt of the redemption request. The redemp-tion price may be more or less than the purchase price.

SPECIAL CHARACTERISTICS AND INVESTMENT RISKS
Certain of the Series may engage in investment techniques that involve certain risks that are described more fully in the section "Description of Securities and Investment Techniques." For example, the Mid-Cap Growth Series may purchase over-the-counter, fixed income and foreign securities; engage in futures, options and foreign currency transactions; and may enter into repurchase and mortgage "dollar roll" transactions.

-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
As the Mid-Cap Growth, Total Return, or Research Series had not commenced operations prior to December 31, 1997, no financial highlights appear in this propsectus.

-------------------------------------------------------------------------------
INVESTMENT OBJECTIVES AND POLICIES
Each of the Series has a different investment objective or objectives that are described below. Each Series' portfolio is managed by its own Portfolio Manager. There can be no assurance that any Series will achieve its investment objective or objectives. Because each Series seeks a different investment objective or objectives and has different policies, each is subject to varying degrees of financial, market, and credit risks. Each Series is subject to the risk of changing economic conditions. As with any security, a risk of loss is inherent in investment in a Series' shares. Therefore, investors should carefully con-sider the investment objective or objectives, investment policies, and potential risks of any Series before investing.

The different types of securities and investment techniques used by the individual Series all have attendant risks of varying degrees. For example, with respect to equity securities, there can be no assurance of capital appreciation and there is a substantial risk of decline. With respect to debt securities, there exists the risk that the issuer of a security may not be able to meet its obligations on interest or principal payments at the time called for by the instrument. In addition, the value of debt instruments generally rises and falls inversely with interest rates.

Certain types of investments and investment techniques common to one or more Series are described in greater detail, including the risks of each, in this Prospectus under "Description of Securities and Investment Techniques" and in the Statement of Additional Information.

DIVERSIFICATION
Each Series, unless specifically noted otherwise in the Series' investment objective and policies section, is diversified, as defined in the Investment Company Act of 1940. A diversified Series may not invest more than 5% of the value of its total assets in any one issuer and it may not purchase more than 10% of the outstanding voting securities of any one issuer with respect to 75% of its total assets, exclusive of amounts held in cash, cash items, and U.S. Government securities. A Series classified as "non-diversified" is not limited by the Investment Company Act of 1940 in the amount of assets that it may invest in the securities of a single issuer. However, that Series will meet the diversification requirements under the Internal Revenue Code applicable to mutual funds and variable contracts. Because a Series is "non-diversified" and may invest in a smaller number of individual issuers than a series which is "diversified," an investment in any non-diversified Series may, under certain circumstances, present greater risk to an investor than an investment in a series which is diversified. This risk may include greater exposure to the risk of poor earnings or default of one issuer than would be the case for a more diversified series. Each Series' policy on diversification is a fundamental policy and may not be changed without approval of a majority of the outstanding voting shares of that Series.

INVESTMENT RESTRICTIONS
Each Series is subject to investment restrictions that are described in the Statement of Additional Information. The investment restrictions so designated and, unless otherwise noted, the investment objective or objectives of each Series are "fundamental policies" of each Series, which means that they may not be changed without a majority vote of shareholders of the affected Series. Except for these fundamental policies, all investment policies and practices described in this Prospectus and in the Statement of Additional Information are not fundamental, meaning that the Board of Trustees may change them without shareholder approval.

MID-CAP GROWTH SERIES
The investment objective of the Mid-Cap Growth Series is to obtain long-term growth of capital. The Series seeks to achieve its objective by investing primarily in equity securities of companies with medium market capitalization which the Portfolio Manager believes have above-average growth potential under normal circumstances. The Portfolio Manager for the Series is Massachusetts Financial Services Company.

Medium market capitalization companies whose market capitalization falls within the range of the Standard and Poor's MidCap 400 Index (the "S&P MidCap 400 Index") at the time of the Series' investment. The S&P MidCap 400 Index is a widely recognized, unmanaged index of mid-cap common stock prices. Companies whose capitalization falls outside this range after purchase continue to be considered medium-capitalization companies for purposes of the Series' investment policy. The Series may, but is not required to, purchase securities of companies included in the S&P MidCap 400 Index. This index is only used by the Series for purposes of defining the market capitalization range of companies in which the Series will invest; it is not intended to be used a benchmark against which the Series compares its investment performance. As of December 31, 1997, the S&P MidCap 400 Index included companies with capitalizations of between $213 million and $13.7 billion.

The Series may invest a significant portion of its assets in over-the-counter ("OTC") securities. OTC securities are any securities that are not listed on a major exchange but are, as their name implies, traded over the counter. Investing in securities traded on the OTC securities market can involve greater risk than is customarily associated with investing in securities traded on the New York or American Stock Exchanges since OTC securities are generally securities of companies which are smaller or newer than those listed on the New York or American Stock Exchange. For example, these companies often have limited product lines, markets, or financial resources, may be dependent for management on one or a few key persons, and can be more susceptible to losses. Also, their securities may be thinly traded (and therefore have to be sold at a discount from current prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts and may be subject to wider price swings and thus may create a greater risk of loss than securities of larger capitalization or established companies. Shares of the Series, there-fore, are subject to greater fluctuation in value than shares of a conservative equity fund or of a growth fund which invests entirely in proven growth stocks.

Therefore, the Series is intended for long-term investors who understand and can accept the risks entailed in seeking long-term growth of capital. The Series is not meant to provide a vehicle for those who wish to play short-term swings in the stock market. Accordingly, an investment in shares of the Series should not be considered a complete investment program. Each prospective purchaser should take into account his investment objectives as well as his other investments when considering the purchase of shares of the Series.

Debt securities of issuers in which the Series may invest include all types of long- or short-term debt obligations, such as bonds, debentures, notes and commercial paper. Fixed income securities in which the Series may invest include securities in the lower rating categories of recognized rating agencies (and comparable unrated securities). Fixed income securities in which the Series may invest also include zero-coupon bonds, deferred interest bonds and bonds on which the interest is payable in kind. Such investments involve certain risks. See "Description of Securities and Investment Techniques-High Yield Bonds" and the Statement of Additional Information for a discussion of the risks involved in investing in lower-rated securities.

When the Portfolio Manager believes that investing for temporary defensive pur-poses is appropriate, such as during periods of unusual market conditions, part or all of the Series' assets may be temporarily invested in cash (including foreign currency) or cash equivalent short-term obligations including, but not limited to, certificates of deposit, commercial paper, short-term notes, obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, and repurchase agreements.

The Series may invest 20% or more of its net assets in foreign securities (not including American Depositary Receipts ("ADRs"), however, under normal market conditions, the Series expects to invest less than 35% of its net assets in foreign securities. The Series may invest up to 10% of its net assets in emerging markets or countries with limited or developing capital markets. Investing in securities of foreign issuers generally involves risks not ordinarily associated with investing in securities of domestic issuers. (See "Description of Securities and Investment Techniques-Foreign Securities" and the Statement of Additional Information for a discussion of the risks involved in foreign investing.)

The Series may invest in ADRs which are certificates issued by a U.S. depository (usually a bank) and represent a specified quantity of shares of an underlying non-U.S. stock on deposit with a custodian bank as collateral. Although ADRs are issued by a U.S. depository, they are subject to many of the risks of foreign securities such as changes in exchange rates and more limited infor-mation about foreign issuers.

The Series may also purchase illiquid or restricted securities (such as private placements). The Series' may not invest more than 15% of its net assets in illiquid securities.

The Series is classified as a "non-diversified" investment company as described above under "Diversification." See "Diversification" for risks associated with investing in a non-diversified Series.

While it is not generally the Series' policy to invest or trade for short-term profits, the Series may dispose of a portfolio security whenever the Portfolio Manager is of the opinion that such security no longer has an appropriate appreciation potential or when another security appears to offer relatively greater appreciation potential. Series changes are made without regard to the length of time a security has been held, or whether a sale would result in a profit or loss. Therefore, the rate of Series turnover is not a limiting factor when a change in the Series is otherwise appropriate. Because the Series is expected to have a Series turnover rate of over 100%, transaction costs incurred by the Series and the realized capital gains and losses of the Series may be greater than that of a Series with a lesser turnover rate.

The Series may also enter into repurchase agreements, lend securities, purchase securities on a "when-issued" or on a "forward delivery" basis (which means that the securities will be delivered to the Series at a future date usually beyond customary settlement time), invest in indexed securities (whose value is linked to foreign currencies, commodities, indexes, or other financial indicators), enter into mortgage "dollar roll" transactions with selected banks and broker-dealers, purchase restricted securities, corporate asset-backed securities, options on securities, options on stock indexes, options on foreign currencies, futures contracts, options on futures contracts and forward foreign currency exchange contracts.

All of the Series investments and transactions described in this section are described in greater detail in the Description of Securities and Investment Techniques section of this Prospectus and in the Statement of Additional Information.

RESEARCH SERIES
The investment objective of the Research Series is to provide long-term growth of capital and future income. The portfolio securities of the Research Series are selected by a committee of investment research analysts.

This committee includes investment analysts employed not only by the Portfolio Manager but also by a wholly owned international subsidiary of the Portfolio Manager. The Series' assets are allocated among industries by the analysts acting together as a group. Individual analysts are then responsible for selecting what they view as the securities best suited to meet the Series' investment objective within their assigned industry responsibility. The Port-folio Manager for the Series is Massachusetts Financial Services Company.

The Series' policy is to invest a substantial proportion of its assets in the common stocks or securities convertible into common stocks of companies believed to possess better than average prospects for long-term growth. A smaller propor-tion of the assets may be invested in bonds, short-term obligations, preferred stocks or common stocks whose principal characteristic is income production rather than growth. Such securities may also offer opportunities for growth of capital as well as income. In the case of both growth stocks and income issues, emphasis is placed on the selection of progressive, well-managed companies. The Series' debt investments, if any, may consist of investment grade securities (e.g., rated Baa or better by Moody's Investor Services, Inc. ("Moody's") or BBB or better by Standard & Poor's Ratings Group ("Standard & Poor's")) and, with respect to no more than 10% of its net assets, securities in the lower rated categories (e.g., rated BA or lower by Moody's or BB or lower by Standard & Poor's or Fitch IBCA, Inc. ("Fitch")), or securities which the Portfolio Manager believes to be of similar quality to these lower rated securities (commonly known as "junk bonds"). For a description of bond ratings, see the Statement of Additional Information. It is not the Series' policy to rely exclusively on ratings issued by established credit rating agencies but rather to supplement such ratings with the Portfolio Manager's own independent and ongoing review of credit quality. The Series' achievement of its investment objective may be more dependent on the Portfolio Manager's own credit analysis than in the case of a Series investing in primarily higher quality bonds. From time to time, the Series' management will exercise its judgment with respect to the proportions invested in growth stocks, income-producing securities or cash (including foreign currency) and cash equivalents depending on its view of their relative attractiveness.

The Series may enter into repurchase agreements, make loans of its fixed income securities, invest in ADRs, invest up to 20% of its net assets in foreign securities (not including ADRs), invest in emerging markets or countries with limited or developing capital markets and purchase "Rule 144A securities." Investing in these type of securities involves certain risks. See "Description of Securities and Investment Techniques" and the Statement of Additional Inform-ation for a discussion of the risks involved with investing in the above listed securities transactions.

While it is not generally the Series' policy to invest or trade for short-term profits, the Series may dispose of a portfolio security whenever the Portfolio Manager is of the opinion that such security no longer has an appropriate appreciation potential or when another security appears to offer relatively greater appreciation potential. Series changes are made without regard to the length of time a security has been held, or whether a sale would result in a profit or loss. Therefore, the rate of Series turnover is not a limiting factor when a change in the Series is otherwise appropriate.

TOTAL RETURN SERIES
The primary investment objective of the Total Return Series is to obtain above-average income (compared to a Series entirely invested in equity securities) consistent with the prudent employment of capital. While current income is the primary objective, the Series believes that there should also be a reasonable opportunity for growth of capital and income, since many securities offering a better than average yield may also possess growth potential. Thus, in selecting securities for its Series, the Series considers each of these objectives. Under normal market conditions, at least 25% of the Series' assets will be invested in fixed income securities and at least 40% and no more than 75% of the Series' assets will be invested in equity securities. The Portfolio Manager for the Series is Massachusetts Financial Services Company.

The Series' policy is to invest in a broad list of securities, including short-term obligations. The list may be diversified not only by companies and industries, but also by type of security. Fixed income securities and equity securities (which include: common stocks and preferred stocks; securities such as bonds, warrants or rights that are convertible into stock; and depositary receipts for those securities) may be held by the Series. Some fixed income securities may also have a call on common stock by means of a conversion privilege or attached warrants. The Series may vary the percentage of assets invested in any one type of security in accordance with the Portfolio Manager's interpretation of economic and money market conditions, fiscal and monetary policy and underlying security values. The Series' debt, investments may consist of both investment grade securities (rated Baa or better by Moody's or BBB or better by Standard & Poor's, Fitch or Duff & Phelps Credit Rating Co. ("Duff") and securities that are unrated or are in the lower rating categories (rated BA or lower by Moody's or BB or lower by Standard & Poor's, Fitch or Duff) (commonly known as "junk bonds") including up to 20% of its assets in non-convertible fixed income securities that are in these lower rating categories and comparable unrated securities. Generally, most of the Series' long-term debt investments will consist of "investment grade" securities. See the Statement of Additional Information for a description of these ratings. It is not the Series' policy to rely exclusively on ratings issued by established credit rating agencies but rather to supplement such ratings with the Portfolio Manager's own independent and ongoing review of credit quality.

The Series may also invest in U.S. Government securities, including: (i) U.S. Treasury obligations, which differ only in their interest rates, maturities and times of issuance; U.S. Treasury bills (maturities of one year or less); U.S. Treasury notes (maturities of one to ten years); and U.S. Treasury bonds (generally maturities of greater than ten years), all of which are backed by the full faith and credit of the U.S. Government; and (ii) obligations issued or guaranteed by U.S. Government agencies or instrumentalities, some of which are backed by the full faith and credit of the U.S. Treasury, e.g., direct pass-through certificates of GNMA; some of which are supported by the right of the issuer to borrow from the U.S. Government, e.g., obligations of Federal Home Loan Banks; and some of which are backed only by the credit of the issuer itself, e.g., obligations of the Student Loan Marketing Association.

The Series may invest in mortgage pass-through securities. Mortgage pass-through securities are securities representing interests in "pools" of mortgage loans. Monthly payments of interest and principal by the individual borrowers on mort-gages are passed through to the holders of the securities (net of fees paid to the issuer or guarantor of the securities) as the mortgages in the underlying mortgage pools are paid off. Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by GNMA); or guaranteed by U.S. Government-sponsored corporations (such as FNMA or FHLMC, which are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations). Mortgage pass-through securities may also be issued by non-govern-mental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers). Fixed income securities that the Series may invest in also include zero-coupon bonds, deferred interest bonds and bonds on which the interest is payable in kind ("PIK bonds"). See "Description of Securities and Investment Techniques" for a further discussion of these securities.

The Series may invest in ADRs which are certificates issued by a U.S. depository (usually a bank), that represent a specified quantity of shares of an underlying non-U.S. stock on deposit with a custodian bank as collateral. Although ADRs are issued by a U.S. depository, they are subject to many of the risks of foreign securities such as changes in exchange rates and more limited information about foreign issuers.

The Series may invest up to 20% (and generally expects to invest between 5% and 20%) of its net assets in foreign securities (including investments in emerging markets or countries with limited or developing capital markets) (not including
ADRs). Investing in securities of foreign issuers generally involves risks not ordinarily associated with investing in securities of domestic issuers. (See "Description of Securities and Investment Techniques-Foreign Investments" and the Statement of Additional Information for a discussion of the risks involved in foreign investing.)

In order to protect the value of the Series' investments from interest rate fluctuations, the Series may enter into various hedging transactions, such as interest rate swaps, and the purchase or sale of interest rate caps, floors and collars. (See the Statement of Additional Information for information relating to these transactions including related risks.)

The Series may purchase "Rule 144A securities"; enter into repurchase agreements; lend portfolio securities; purchase securities on a "when-issued" or on a "delayed delivery" basis; invest in indexed securities linked to foreign currencies, indexes, or other financial indicators; enter into mortgage "dollar roll" transactions;

invest a portion of its assets in loan participations and other direct indebtedness; purchase restricted securities, corporate asset-backed securities, options on securities, options on stock indexes, options on foreign currencies, futures contracts, options on futures contracts and forward foreign currency exchange contracts. See "Description of Securities and Invest-ment Techniques" for more information regarding these transactions and the risks associated with them.

While it is not generally the Series' policy to invest or trade for short-term profits, the Series may dispose of a portfolio security whenever the Portfolio Manager is of the opinion that such security no longer has an appropriate appreciation potential or when another security appears to offer relatively greater appreciation potential. Series changes are made without regard to the length of time a security has been held, or whether a sale would result in a profit or loss. Therefore, the rate of Series turnover is not a limiting factor when a change in the Series is otherwise appropriate. Because the Series is expected to have a Series turnover rate of over 100%, transactions costs incur-red by the Series and the realized capital gains and losses of the Series may be greater than that of a Series with a lesser turnover rate.

-------------------------------------------------------------------------------
MANAGEMENT OF THE TRUST
The business and affairs of the Trust are managed under the direction of the Board of Trustees. The Trustees are J. Michael Earley, R. Barbara Gitenstein, Robert A. Grayson, Elizabeth J. Newell, Stanley B. Seidler and Roger B. Vincent. The Executive Officers of the Trust are Barnett Chernow, Myles R. Tashman and Mary Bea Wilkinson. Additional information about the Trustees and officers of the Trust may be found in the Statement of Additional Information under the heading "Management of the Trust."

THE MANAGER
Directed Services, Inc. ("DSI" or the "Manager") serves as the Manager to the Trust pursuant to a Management Agreement with the Trust. DSI is a New York cor-poration and is a wholly owned subsidiary of ING. DSI is registered with the SEC as an investment adviser and a broker-dealer. The Trust currently offers shares of its operating Series to, among others, separate accounts of Golden American to serve as the investment medium for Variable Contracts issued by Golden American. DSI is the principal underwriter and distributor of the Variable Contracts issued by Golden American. Golden American is a stock life insurance company organized under the laws of the State of Delaware. Prior to December 30, 1993, Golden American was a Minnesota corporation. Golden American is a wholly owned subsidiary of ING. One of the Portfolio Managers, ING Investment Management, LLC is an affiliate of DSI and Golden American. Prior to October 24, 1997, DSI was a wholly owned subsidiary of Equitable of Iowa Companies and an affiliate of one of the Portfolio Managers, Equitable Inves-tment Services, Inc.

DSI performs the activities described above in this Prospectus and below under the caption "Distributor." Under the Management Agreement, DSI has overall re-sponsibility, subject to the supervision of the Board of Trustees, for engaging Portfolio Managers and for monitoring and evaluating the management of the assets of each Series by the Portfolio Managers. The Manager is also responsible for monitoring and evaluating the Portfolio Managers on a periodic basis, and will consider their performance records with respect to the investment objec-tives and policies of each Series. The Manager may, if appropriate, recommend that the Trustees consider a change in the Portfolio Manager, although the Manager does not expect to recommend frequent changes in Portfolio Managers as a matter of operating procedure for the Series.

As Manager, DSI is responsible, subject to the supervision of the Board of Trus-tees, for providing administrative and other services necessary for the ordinary operation of the Series in addition to advisory services. The Manager provides the overall business management and administrative services necessary for the Series' operation and provides or procures the services and information neces-sary to the proper conduct of the business of the Series. The Manager is responsible for providing or procuring, at the Manager's expense, the services reasonably necessary for the ordinary operation of the Series, including custodial, administrative, transfer agency, portfolio accounting, dividend dis-bursing, auditing, and ordinary legal services. The Manager also acts as liaison among the various service providers to the Series, including the custodian, portfolio accounting agent, Portfolio Managers, and the insurance company or companies to which the Series offer their shares. The Manager is also responsible for ensuring that the Series operate in compliance with applicable legal requirements and for monitoring the Portfolio Managers for compliance with requirements under applicable law and with the investment policies and restric-tions of the Series. DSI does not bear the expense of brokerage fees and other transactional expenses for securities or other assets (which are generally considered part of the cost for the assets), taxes (if any) paid by a Series, interest on borrowing, fees and expenses of the independent trustees, and extra-ordinary expenses, such as litigation or indemnification expenses.

Pursuant to the Management Agreement, the Manager is authorized to exercise full investment discretion and make all determinations with respect to the investment of a Series' assets and the purchase and sale of portfolio securities for one or more Series in the event that at any time no Portfolio Manager is engaged to manage the assets of a Series. The Management Agreement may be terminated with-out penalty by the vote of the Board of Trustees or the shareholders of the Series, or by the Manager, upon 60 days' written notice by the Board or the Manager, and will terminate automatically if assigned as that term is described in the Investment Company Act of 1940.

The Trust pays the Manager for its services under the Management Agreements a fee, payable monthly, based on the average daily net assets of the Series at the following annual rates of the average daily net assets of the Series:

Series                             Fee (based on combined assets of the
                                        indicated groups of Series)
-------------------------------    ------------------------------------------

Mid-Cap Growth, Total Return,      1.00% of first $250 million in combined
and Research                          assets of these Series;
                                   0.95% of next $400 million;
                                   0.90% of next $450million; and
                                   0.85% of amount in excess of $1.1 billion



As of the date of this Prospectus, Mid Cap Growth, Total Return, and Research Series had not commenced operations and no fee had been paid to the Manager. For more information on the Management Agreement, see the Statement of Additional Information.

The Trust is distinct in that the expense structure of most Series is simpler and more predictable than most mutual funds. For all Series many of the ordinary expenses for each Series, including custodial, administrative, transfer agency, portfolio accounting, auditing, and ordinary legal expenses are paid by the Manager; whereas, most mutual funds for these expenses directly from their own assets.

THE PORTFOLIO MANAGER
The Trust and the Manager have entered into Portfolio Management Agreement with Massachusetts Financial Services Company. Under this Agreement, the Portfolio Manager of each Series has full investment discretion and makes all determina-tions with respect to the investment of a Series' assets and the purchase and sale of portfolio securities and other investments. The Portfolio Management Agreement may be terminated without penalty by the vote of the Board of Trustees or the shareholders of a Series, by the Portfolio Manager, or by the Manager, on 60 days' written notice by any party to a Portfolio Management Agreement and will terminate automatically if assigned as that term is described in the Investment Company Act of 1940. A description of the Portfolio Manager follows.

MASSACHUSETTS FINANCIAL SERVICES COMPANY
The Portfolio Manager to the Mid-Cap Growth Series, Research Series and Total Return Series is Massachusetts Financial Services Company ("MFS"), located at 500 Boylston Street, Boston, Massachusetts 02116. MFS is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund in the United States, Massachusetts Investors Trust. Net assets under the man-agement of the MFS organization were approximately $70.2 billion on behalf of approximately $2.7 million investor accounts as of December 31, 1997. As of such date, the MFS organization managed approximately $45.7 billion of assets in equity securities and $24.5 billion of assets in fixed income securities. MFS is a subsidiary of Sun Life Assurance Company of Canada (U.S.) which in turn is a wholly owned subsidiary of Sun Life Assurance Company of Canada ("Sun Life"). Sun Life, a mutual life insurance company, is one of the largest international life insurance companies and has been operating in the U.S. since 1895, establishing a headquarters office in the U.S. in 1973. The executive officers of MFS report to the Chairman of Sun Life.

Kevin R. Parke is the portfolio manager for the Research Series. Mr. Parke over-sees the selection of portfolio securities made by various equity research analysts employed by MFS. Mr. Parke is a Senior Vice President-Investments of MFS and has been employed as a portfolio manager by MFS since 1985.

David M. Calabro heads a team of portfolio managers of MFS for the Total Return Series. Mr. Calabro is a Vice President-Investments of MFS and manages the equity portion of the Series along with Judith N. Lamb, a Vice President-Invest-ments of MFS, Lisa B. Nurme, a Vice President-Investments of MFS and Maura Shaughnessy, a Vice President-Investments of MFS. Geoffrey L. Kurinsky, a Senior Vice President-Investment manages the fixed income portion of the Series and has been employed as a portfolio manager by MFS since 1987. Mr. Calabro has been employed as a portfolio manager by MFS since 1992. Ms. Lamb has been employed as a portfolio manager by MFS since 1992. Ms. Nurme has been employed as a port-folio manager by MFS since 1987. Ms. Shaughnessy has been employed as a port-folio manager by MFS since 1991.

John W. Ballen and Mark Regan are the portfolio managers for the Mid-Cap Growth Series. Mr. Ballen is a Senior Vice President-Investments and the Chief Equity Officer of MFS and has been employed by MFS since 1984. Mr. Regan is a Vice President-Investments at MFS and has been employed as a portfolio manager by MFS since 1989.

MFS and the individuals named previously have served in similar capacities for similar series of the Equi-Select Series Trust, the predecessor series of the Mid-Cap Growth, Research and Total Return Series. Pursuant to the Portfolio Management Agreement, the Manager (not the Trust) pays to MFS a monthly fee equal to an annual rate of 0.40 % of first $300 million and 0.25% of average net assets over and above $300 million for each of the Mid-Cap Growth, Research and Total Return Series.

TOTAL EXPENSES FOR THE SERIES OF THE TRUST
The expenses of the ordinary operations of each Series are borne by the Manager pursuant to Management Agreement. In addition to the management fee, the Trust bears the expenses of taxes (if any) paid by a Series, the fees and expenses of its independent trustees, any extraordinary expenses, such as any litigation or indemnification expenses, as well as other expenses as described under "The Manager." Any such Trust expenses directly attributable to a Series are charged to that Series; other expenses are allocated among all the Series. As of the date of this Prospectus, the Mid-Cap Growth, Research and Total Return Series had not commenced operations and no expenses had been incurred by the Series.

DISTRIBUTOR
Directed Services, Inc. acts as distributor ("Distributor") of shares of the Series, in addition to serving as Manager for the Trust. The Distributor's address is 1001 Jefferson Street, Wilmington, Delaware 19801. The Distributor is a registered broker-dealer and a member of the National Association of Securities Dealers and acts as Distributor without remuneration from the Trust.

CUSTODIAN AND OTHER SERVICE PROVIDERS
The Custodian for the Series is Bankers Trust Company. First Data Investors Services Group of First Data Corporation provides certain administrative and portfolio accounting services for all Series.

-------------------------------------------------------------------------------
DESCRIPTION OF SECURITIES AND INVESTMENT TECHNIQUES
The following discussion describes certain types of securities and investment techniques used by one or more Series and enumerates potential risks associated with these investments. The actual securities in which a series may invest are described in "Investment Objectives and Policies."

For more detailed information on these investment techniques, as well as information on some types of securities in which some or all of the Series may invest, including information on U.S. Government securities, debt securities generally, variable and floating rate securities, reverse repurchase agreements, lending portfolio securities, warrants, other investment companies, and short sales, including short sales against the box, see the Statement of Additional Information.

MORTGAGE-BACKED SECURITIES
MORTGAGE PASS-THROUGH SECURITIES
Many mortgage-backed securities are mortgage pass-through securities, which are securities representing interests in "pools" of mortgages in which payments of both interest and principal on the securities are made periodically, in effect "passing through" periodic payments made by the individual borrowers on the residential mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities and possibly others). Such instruments differ from typical bonds because principal is repaid monthly over the term of the loan rather than returned in a lump sum at maturity. Timely payment of principal and interest on some mortgage pass-through securities may be guaranteed by the full faith and credit of the U.S. Government, as in the case of securities guaranteed by the Government National Mortgage Association, or "GNMA," or guaranteed by agencies or instrumentalities of the U.S. Government, as in the case of securities guaranteed by the Federal National Mortgage Association ("FNMA") or the Federal Home Loan Mortgage Corporation ("FHLMC"), which are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations and not by the full faith and credit of the U.S. Government. For more information on GNMA certificates and FNMA and FHLMC mortgage-backed obligations, see "Mortgage-Backed Securities" in the Statement of Additional Information.

OTHER MORTGAGE-BACKED SECURITIES
Some Series may purchase mortgage-backed securities issued by financial institutions such as commercial banks, savings and loan associations, mortgage banks, and securities broker-dealers (or affiliates of such institutions established to issue these securities) in the form of either collateralized mortgage obligations ("CMOs") or mortgage-backed bonds. CMOs are obligations fully collateralized directly or indirectly by a pool of mortgages on which payments of principal and interest are dedicated to payment of principal and interest on the CMOs. Payments are passed through to the holders, although not necessarily on a pro rata basis, on the same schedule as they are received. Mortgage-backed bonds are general obligations of the issuer fully collateralized directly or indirectly by a pool of mortgages. The mortgages serve as collateral for the issuer's payment obligations on the bonds but interest and principal payments on the mortgages are not passed through either directly (as with GNMA certificates and FNMA and FHLMC pass-through securities) or on a modified basis (as with CMOs). Accordingly, a change in the rate of prepayments on the pool of mortgages could change the effective maturity of a CMO but not that of a mort-gage-backed bond (although, like many bonds, mortgage-backed bonds can provide that they are callable by the issuer prior to maturity). Although the mortgage-related securities securing these obligations may be subject to a government guarantee or third-party support, the obligation itself is not so guaranteed. Therefore, if the collateral securing the obligation is insufficient to make payment on the obligation, a holder could sustain a loss.

RISKS OF MORTGAGE-BACKED SECURITIES
Although mortgage loans constituting a pool of mortgages, such as those underlying GNMA certificates, may have maturities of up to 30 years, the actual average life of a mortgage-backed security typically will be substantially less because the mortgages will be subject to normal principal amortization and may be prepaid prior to maturity. In the case of mortgage pass-through securities such as GNMA certificates or FNMA and FHLMC mortgage-backed obligations, or modified pass-through securities such as collateralized mortgage obligations issued by various financial institutions, early repayment of principal arising from prepayments of principal on the underlying mortgage loans due to the sale of the underlying property, the refinancing of the loan, or foreclosure may expose a Series to a lower rate of return upon reinvestment of the principal. Prepayment rates vary widely and may be affected by changes in market interest rates. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the mortgage-backed security.
                                     10

Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the mortgage-backed security. Accordingly, it is not possible to accurately predict the average life of a particular pool. Reinvestment of prepayments may occur at higher or lower rates than the original yield on the certificates. Therefore, the actual maturity and realized yield on pass-through or modified pass-through mortgage-backed securities will vary based upon the prepayment experience of the underlying pool of mortgages.

With respect to GNMA certificates, although GNMA guarantees timely payment even if homeowners delay or default, tracking the "pass-through" payments may, at times, be difficult. Expected payments may be delayed due to the delays in registering the newly traded paper securities. The custodian's policies for crediting missed payments while errant receipts are tracked down may vary. Other mortgage-backed securities such as those of FHLMC and FNMA trade in book-entry form and are not subject to this risk of delays in timely payment of income.

OTHER ASSET-BACKED SECURITIES
Some Series may purchase other asset-backed securities (unrelated to mortgage loans) such as "CARSSM" ("Certificates for Automobile Receivables") and Credit Card Receivable Securities and any other asset-backed securities that may be developed in the future. See the Statement of Additional Information for a description of these instruments.

HIGH YIELD BONDS
Generally, high yield/high risk debt securities are those rated lower than Baa or BBB, or, if not rated by Moody's or Standard & Poor's, of equivalent quality and which are commonly referred to as "junk bonds." Investment in such securities generally provides greater income and increased opportunity for capital appreciation than investments in higher quality debt securities, but they also typically entail greater potential price volatility and principal and income risk.

In general, high yield bonds are not considered to be investment grade. They are regarded as predominately speculative with respect to the issuing company's continuing ability to meet principal and interest payments. The prices of high yield bonds have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield bond prices. In the case of high yield bonds structured as zero-coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest periodically and in cash.

The secondary market on which high yield bonds are traded is generally less liquid than the market for higher grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which a Series could sell a high yield bond, and could adversely affect the daily net asset value of the Series' shares. At times of less liquidity, it may be more difficult to value the high yield bonds because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available.

REPURCHASE AGREEMENTS
Repurchase agreements permit an investor to maintain liquidity and earn income over periods of time as short as overnight. Repurchase agreements may be characterized as loans collateralized by the underlying securities. In these transactions, a Series purchases securities such as U.S. Treasury obligations or U.S. Government securities (the "underlying securities") from a broker or bank, which agrees to repurchase the underlying securities on a certain date or on demand and at a fixed price calculated to produce a previously agreed-upon return to the Series. If the broker or bank were to default on its repurchase obligation and the underlying securities were sold for a lesser amount, the Series would realize a loss, and may incur disposition costs in connection with liquidating the collateral. In the event bankruptcy proceedings are commenced with respect to the seller, realization of the collateral by a Series may be delayed or limited, and a loss may be incurred if the collateral securing the repurchase agreement declines in value during the bankruptcy proceedings.

A Series may engage in repurchase transactions in accordance with guidelines approved by the Board of Trustees of the Trust, which include monitoring the creditworthiness of the parties with which the Series engages in repurchase transactions, obtaining collateral at least equal in value to the repurchase obligation, and marking the collateral to market on a daily basis. See the Statement of Additional Information "Description of Securities and Investment Techniques" for further information regarding repurchase agreements.

ILLIQUID SECURITIES
Illiquid securities include repurchase agreements maturing in more than seven days, unregistered or restricted securities and any security which a Portfolio Manager is unable to sell within seven days or less. Each Series may invest in illiquid securities up to its illiquidity limit.

RESTRICTED SECURITIES
Restricted securities owned by a Series that are determined to be illiquid are subject to that Series' illiquidity limitation. Restricted securities may be sold only in privately negotiated transactions, in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933, or in a transaction that is exempt from such registration. Where registration is required, a Series may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Series may be permitted to sell a security under an effective registration statement. If, during such a period adverse market conditions were to develop, the Series might obtain a less favorable price than prevailed when it decided to sell. Restricted securities may be priced at fair value as determined in good faith by the Series' Portfolio Manager.

SHORT SALES
A short sale is a transaction in which a Series sells a security it does not own in anticipation of a decline in market price. When a Series makes a short sale, the proceeds it receives are retained by the broker until the Series replaces the borrowed security. In order to deliver the security to the buyer, the Series must arrange through a broker to borrow the security and, in so doing, the Series becomes obligated to replace the security borrowed at its market price at the time of replacement, whatever that price may be. The Series may have to pay a premium to borrow the security. The Series must also pay any dividends or interest payable on the security until the Series replaces the security.

The Series' obligation to replace the security borrowed in connection with the short sale will be secured by collateral deposited with the broker, consisting of cash or securities acceptable to the broker. In addition, with respect to any short sale, other than short sales against the box, the Series will be required to deposit collateral consisting of cash, cash items, or U.S. Government securities in a segregated account with its custodian in an amount such that the value of the sum of both collateral deposits is at all times equal to at least 100% of the current market value of the securities sold short. The deposits do not necessarily limit the Series' potential loss on a short sale, which may exceed the entire amount of the collateral.

A Series is not required to liquidate an existing short sale position solely because a change in market values has caused one or more of these percentage limitations to be exceeded. For more information on short sales, see the Statement of Additional Information.

FOREIGN SECURITIES
Series may invest in equity securities of foreign issuers, including American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs") (collectively, "Depositary Receipts") which are described below. Some Series may invest in foreign branches of commercial banks and foreign banks. See the "Banking Industry and Savings Industry Obligations" discussion in the Statement of Additional Information for further description of these securities.

Each Series is subject to the following guidelines for diversification of foreign security investments. If a Series has less than 20% of its assets in foreign issuers, then all of such investment may be in issuers located in one country. If a Series has at least 20% but less than 40% of its assets in foreign issuers, then such investment must be allocated to issuers located in at least two different countries. Similarly, if a Series has at least 40% but less than 60% of its assets in foreign issuers, such investment must be allocated to at least three different countries. Foreign investments must be allocated to at least four different countries if at least 60% of a Series' assets is in foreign issuers, and to at least five different countries if at least 80% is in foreign issuers. if at least. For purposes of allocating a Series' investments, a company will be considered located in the country in which it is domiciled, in which it is primarily traded, from which it derives a significant portion of its revenues, or in which a significant portion of its goods or services are produced.

Each Series may have no more than 25% of its net assets invested in securities of issuers located in any one emerging market country and no more than 50% of its assets invested in securities of any one country, except that a Series may have additional investments of its net assets invested in securities of issuers located in any one of the following countries:
Australia, Canada, France, Japan, the United Kingdom, or Germany. A Series' investments in U.S. issuers are not subject to the foreign country diversifica-tion guidelines.

Investments in foreign securities offer potential benefits not available solely in securities of domestic issuers by offering the opportunity to invest in foreign issuers that appear to offer growth potential, or in foreign countries with economic policies or business cycles different from those of the United States, or to reduce fluctuations in portfolio value by taking advantage of foreign stock markets that may not move in a manner parallel to U.S. markets. Investments in securities of foreign issuers involve certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include fluctuations in foreign exchange rates, future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions. Since each of these Series may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the value of securities in the portfolio and the unrealized appreciation or depreciation of investments so far as U.S. investors are concerned. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, other foreign taxation, political or social instability, or diplomatic developments that could adversely affect investments in those countries.

There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing, and financial reporting standards and requirements comparable to or as uniform as those of U.S. companies. Foreign securities markets, while growing in volume, have, for the most part, substantially less volume than U.S. markets. Securities of many foreign companies are less liquid and their prices more volatile than securities of comparable U.S. companies. Transactional costs in non-U.S. securities markets are generally higher than in U.S. securities markets. There is generally less government supervision and regulation of exchanges, brokers, and issuers than there is in the United States. A Series might have greater difficulty taking appropriate legal action with respect to foreign investments in non-U.S. courts than with respect to domestic issuers in U.S. courts.

In addition, transactions in foreign securities may involve greater time from the trade date until settlement than domestic securities transactions and involve the risk of possible losses through the holding of securities by custodians and securities depositories in foreign countries.

"Sovereign Debt" consists of debt obligations of governmental issuers in emerging market countries and industrialized countries. The sovereign debt issued or guaranteed by certain emerging market governmental entities and corporate issuers in which the Series may invest potentially involves a high degree of risk and may be deemed the equivalent in terms of quality to high risk, low rated securities (i.e., high yield bonds) and subject to many of the same risks as such securities. Similarly, the Series may have difficulty disposing of certain of these debt obligations because there may be a thin trading market for such securities. In the event a governmental issuer defaults on its obligations, the Series may have limited legal recourse against the issuer or guarantor, if any. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign government debt securities to obtain recourse may be subject to the political climate in the relevant country. The issuers of the government debt securities in which the Series may invest have in the past experienced substantial difficulties in servicing their external debt obligations, which has led to defaults on certain obligations and the restructuring of certain indebtedness. See "Description of Securities and Investment Techniques-High Yield Bonds" in this Prospectus and "Debt Securities-Sovereign Debt" in the Statement of Additional Information.

Dividend and interest income from foreign securities may generally be subject to withholding taxes by the country in which the issuer is located and may not be recoverable by a Series or its investors.

ADRs are Depositary Receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign cor-poration. EDRs and GDRs are typically issued by foreign banks or trust compan-ies, although they also may be issued by U.S. banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or U.S. corporation. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the United States. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the securities underlying unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts. Depositary Receipts also involve the risks of other investments in foreign securities.

INDEXED SECURITIES AND STRUCTURED NOTES
Indexed securities are securities whose value is linked to one or more currencies, interest rates, commodities, or financial or commodity indexes.
An indexed security enables the investor to purchase a note whose coupons and/or principal redemption are linked to the performance of an underlying asset. Indexed securities may be positively or negatively indexed (i.e., their value may increase or decrease if the underlying instrument appreciates). Indexed securities may have return characteristics similar to direct investments in the underlying instrument or to one or more options on the underlying instrument. Indexed securities may be more volatile than the underlying instrument itself, and present many of the same risks as investing in futures and options. Indexed securities are also subject to credit risks associated with the issuer of the security with respect to both principal and interest. Only securities linked to one or more non-agricultural commodities or commodity indexes will be considered a Hard Asset security.

Indexed securities may be publicly traded or may be two-party contracts (such two-party agreements are referred to here collectively as structured notes). When a Series purchases a structured note, a type of derivative, it will make a payment of principal to the counterparty. Some structured notes have a guaranteed repayment of principal while others place a portion (or all) of the principal at risk. A Series will purchase structured notes only from counter-parties rated A or better by Standard & Poor's, Moody's or another nationally recognized statistical rating organization. The Portfolio Manager will monitor the liquidity of structured notes under the supervision of the Board of Trustees, and notes determined to be illiquid will be aggregated with other illiquid securities for purposes of the limitation on illiquid investments.

INVESTMENT IN GOLD AND OTHER PRECIOUS METALS
Some Series may invest in gold bullion and coins and other precious metals (silver or platinum) bullion and in futures contracts with respect to such metals. In order to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, each Series intends to manage its metal investments and/or futures contracts on metals so that less than 10% of the gross income of the Series for tax purposes during any fiscal year (the current limit on so-called non-qualifying income) is derived from these and other sources that produce such non-qualifying income.

Metals will not be purchased in any form that is not readily marketable, and gold coins will be purchased for their intrinsic value only, i.e., coins will not be purchased for their numismatic value. Any metals purchased by a Series will be delivered to and stored with a qualified custodian bank. Metal invest-ments do not generate interest or dividend income.

Metal investments are considered speculative and are affected by various world-wide economic, financial, and political factors. Prices may fluctuate sharply over short time periods due to changes in inflation expectations in various countries, metal sales by central banks of governments or international agencies, speculation, changes in industrial and commercial demand, and govern-mental prohibitions or restriction on the private ownership of certain precious metals or minerals. Furthermore, at the present time, there are four major producers of gold bullion: the Republic of South Africa, the United States, Canada, and Australia. Political and economic conditions in these coun-tries will have a direct effect on the mining and distribution of gold and, consequently, on its price. Many of these risks also may affect the value of securities of companies engaged in operations respecting gold and other precious metals.

FUTURES CONTRACTS
Some Series may engage in futures contracts. They may purchase and sell interest rate, stock index, gold and other futures contracts based upon other financial instruments. They may also purchase and write options on such con-tracts. For a general description of these futures contracts and options thereon, including information on margin requirements, see the Statement of Additional Information.

These Series may engage in such futures transactions as an adjunct to their securities activities. The transactions in futures contracts must constitute bona fide hedging or other strategies under regulations promulgated by the Commodities Futures Trading Commission (the "CFTC"), under which a Series engaging in futures transactions would not be a "commodity pool."

At the time a Series purchases a futures contract, an amount of cash and/or securities equal to the fair market value less initial and variation margin of the futures contract will be deposited in a segregated account with the Trust's custodian to collateralize the position and thereby ensure that such futures contract is covered. In addition, each Series will comply with certain regulations of the CFTC to qualify for an exclusion from being a "commodity pool," which require a Series to set aside cash and short-term obligations with respect to long positions in a futures contract or a futures option. These requirements are described in the Statement of Additional Information.

RISKS ASSOCIATED WITH FUTURES AND FUTURES OPTIONS
There are several risks associated with the use of futures and futures options. The value of a futures contract may decline. While a Series' transactions in futures may protect the Series against adverse movements in the general level of interest rates or other economic conditions, such transactions could also preclude the Series from the opportunity to benefit from favorable movements in the level of interest rates or other economic conditions. With respect to transactions for hedging, there can be no guarantee that there will be correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. An incorrect correlation could result in a loss on both the hedged securities in a Series and the hedging vehicle so that the Series' return might have been better if hedging had not been attempted. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when, and how to hedge involves the exercise of skill and judgment and even a well conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

There can be no assurance that a liquid market will exist at a time when a Series seeks to close out a futures contract or a futures option position. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single day; once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit. In addition, certain of these instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses. Lack of a liquid market for any reason may prevent the Series from liquidating an unfavorable position and the Series would remain obligated to meet margin requirements and continue to incur losses until the position is closed.

Most Series will only enter into futures contracts or futures options which are standardized and traded on a U.S. exchange or board of trade, or, in the case of futures options, for which an established over-the-counter market exists. A Series will not enter into a futures contract or purchase a futures option if immediately thereafter the initial margin deposits for futures contracts held by the Series plus premiums paid by it for open futures options positions, less the amount by which any such positions are "in-the-money," would exceed 5% of the Series' total assets.

Foreign markets may offer advantages such as trading in indexes that are not currently traded in the United States. Foreign markets, however, may have greater risk potential than domestic markets. Unlike trading on domestic commodity exchanges, trading on foreign commodity markets is not regulated by the CFTC and may be subject to greater risk than trading on domestic exchanges. For example, some foreign exchanges are principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. Trading in foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC's regulations, and the rules of the National Futures Association and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the National Futures Association or any domestic futures exchange. Amounts received for foreign futures or foreign options transactions may not be provided the same protections as funds received in respect of transactions on United States futures exchanges. A Series could incur losses or lose any profits that had been realized in trading by adverse changes in the exchange rate of the currency in which the transaction is denominated. Transactions on foreign exchanges may include both commodities that are traded on domestic exchanges and boards of trade and those that are not.

The Trust reserves the right to engage in other types of futures transactions in the future and to use futures and related options for other than hedging purposes to the extent permitted by regulatory authorities.

OPTIONS ON SECURITIES
Some Series may engage in transactions on options on securities, may purchase and write put and call options on securities and on stock indexes at such times as the Series' Portfolio Manager deems appropriate and consistent with the Series' investment objective, may purchase and write put and call options on securities, may write call and put options only if they are covered or secured, and may purchase or sell options to effect closing transactions, may buy covered listed put equity options and sell covered listed call equity options, including options on stock indexes, may purchase protective puts, and may purchase calls and puts other than protective puts. Some Series may engage in options transactions not only on U.S. domestic markets but also on exchanges and other markets outside the United States.

Series able to invest in options may enter into closing transactions in order to terminate its obligations either as a writer or a purchaser of an option prior to the expiration of the option. For a general description of purchasing and writing options on securities and securities indexes, see "Options on Securities and Securities Indexes" in the Statement of Additional Information.

RISKS OF OPTIONS TRANSACTIONS
The purchase and writing of options involves certain risks. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price. If a put or call option purchased by the Series is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Series will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.

There can be no assurance that a liquid market will exist when a Series seeks to close out an option position. Furthermore, if trading restrictions or suspen-sions are imposed on the options markets, a Series may be unable to close out a position. If a Series cannot effect a closing transaction, it will not be able to sell the underlying security while the previously written option remains outstanding, even though it might otherwise be advantageous to do so. Possible reasons for the absence of a liquid secondary market on a national securities exchange could include: insufficient trading interest, restrictions imposed by national securities exchanges, trading halts or suspensions with respect to call options or their underlying securities, inadequacy of the facilities of national securities exchanges or the Options Clearing Corporation due to a high trading volume or other event, and a decision by one or more national securities ex-changes to discontinue the trading of call options or to impose restrictions on types of orders.

Since option premiums paid or received by a Series, as compared to underlying investments, are small in relation to the market value of such investments, buying and selling put and call options offer large amounts of leverage. Thus, the leverage offered by trading in options could result in the Series' net asset value being more sensitive to changes in the value of the underlying securities.

FOREIGN CURRENCY TRANSACTIONS
A forward currency contract is an obligation to purchase or sell a currency against another currency at a future date and price as agreed upon by the parties. A Series may either accept or make delivery of the currency at the maturity of the forward contract or, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. A Series will engage in forward currency transactions in anticipation of or to protect itself against fluctuations in currency exchange rates, as further described in the Statement of Additional Information.

A Series will not enter into a forward contract with a term of greater than one year. At the maturity of a forward contract, a Series may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency. If the Series retains the portfolio security and engages in an offsetting transaction, the Series will incur a gain or a loss to the extent that there has been movement in forward contract prices. For more information on closing a forward currency position, including information on associated risks, see the Statement of Additional Information.

Forward contracts are not traded on regulated commodities exchanges. There can be no assurance that a liquid market will exist when a Series seeks to close out a forward currency position, in which case a Series might not be able to effect a closing purchase transaction at any particular time. In addition, a Series entering into a forward foreign currency contract incurs the risk of default by the counter party to the transaction. While forward foreign currency contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

Although each Series values its assets daily in terms of U.S. dollars, they do not intend physically to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Series may do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Series at one rate, while offering a lesser rate of exchange should the Series desire to resell that currency to the dealer.

OPTIONS ON FOREIGN CURRENCIES
A Series may purchase call and put options on foreign currencies as a hedge against changes in the value of the U.S. dollar (or another currency) in relation to a foreign currency in which portfolio securities of the Series may be denominated. For a general description and other information on options on foreign currencies, see "Options on Foreign Currencies" in the Statement of Additional Information. Hedging against a change in the value of a foreign currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Furthermore, such hedging transactions
                                     17
reduce or preclude the opportunity for gain if the value of the hedged currency should change relative to the U.S. dollar. A Series will not speculate in options on foreign currencies. A Series may invest in options on foreign currency which are either listed on a domestic securities exchange or traded on a recognized foreign exchange.

An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. Although a Series will purchase only exchange-traded options, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time. In the event no liquid secondary market exists, it might not be possible to effect closing transactions in particular options. If a Series cannot close out an exchange-traded option which it holds, it would have to exercise its option in order to realize any profit and would incur tran-sactional costs on the sale of the underlying assets.

BORROWING
Leveraging by means of borrowing will exaggerate the effect of any increase or decrease in the value of portfolio securities on a Series' net asset value; money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances), which may or may not exceed the income received from the securities purchased with borrowed funds. The use of borrowing tends to result in a faster than average movement, up or down, in the net asset value of the Series' shares. A Series also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

Reverse repurchase agreements, short sales of securities, and short sales of securities against the box will be included as borrowing subject to the borrowing limitations described above, except those Series that are permitted to engage in short sales of securities with respect to an additional 15% of the Series' net assets in excess of the limits otherwise applicable to borrowing. Securities purchased on a when-issued or delayed delivery basis will not be subject to the Series' borrowing limitations to the extent that a Series establishes and maintains liquid assets in a segregated account with the Trust's custodian equal to the Series' obligations under the when-issued or delayed delivery arrangement.

HARD ASSET SECURITIES
The production and marketing of Hard Assets may be affected by actions and changes in governments. In addition, Hard Asset Companies and securities of hard asset companies may be cyclical in nature. During periods of economic or financial instability, the securities of some Hard Asset Companies may be subject to broad price fluctuations, reflecting volatility of energy and basic materials prices and possible instability of supply of various Hard Assets. In addition, some Hard Asset Companies may also be subject to the risks generally associated with extraction of natural resources, such as the risks of mining and oil drilling, and the risks of the hazards associated with natural resources, such as fire, drought, increased regulatory and environmental costs, and others. Securities of Hard Asset Companies may also experience greater price fluctua-tions than the relevant Hard Asset. In periods of rising Hard Asset prices, such securities may rise at a faster rate, and, conversely, in time of falling Hard Asset prices, such securities may suffer a greater price decline.

REAL ESTATE SECURITIES
Real estate securities include real estate investment trusts ("REITs") and other companies in the real estate industry or companies with substantial real estate investments. A Series investing in such real estate securities may be subject to the risks associated with the direct ownership of real estate because of its policy of concentration in the securities of companies which own, construct, manage, or sell residential, commercial, or industrial real estate. These risks include: declines in the value of real estate, adverse changes in the climate for real estate, risks related to general and local economic conditions, over-building and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants, leveraging of interests in real estate, and increases in interest rates. The value of securities of companies which service the real estate industry may also be affected by such risks.

In addition to the risks discussed above, REITs may be affected by any changes in the value of the underlying property owned by the trusts or by the quality of any credit extended. REITs are dependent upon management skill, are not diversified, and are therefore subject to the risk of financing single or a limited number of projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation, and the possibility of failing to qualify for special tax treatment under Subchapter M of the Internal Revenue Code of 1986 and to maintain an exemption under the Investment Company Act of 1940. Finally, certain REITs may be self-liquidating in that a specific term of existence is provided for in the trust document and such REITs run the risk of liquidating at an economically inopportune time.

SWAPS
Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard swap transaction, two parties agree to exchange the returns (or differential in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, or in a "basket" of securities representing a particular index.

The use of swaps is a highly specialized activity which involved investment techniques and risks different from those associated with ordinary portfolio transactions. Whether the Series' use of swap agreements will be successful in furthering its investment objective will depend on the Portfolio Manager's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Moreover, the Series bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. Swaps are generally considered illiquid and will be aggregated with other illiquid positions for purposes of the limitation on illiquid investments.

The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Series' ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

ZERO-COUPON BONDS
Zero-coupon bonds are issued at a significant discount from face value and pay interest only at maturity rather than at intervals during the life of the security. Payment-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. The values of zero-coupon bonds and payment-in-kind bonds are subject to greater fluctuation in response to changes in market interest rates than bonds which pay interest currently, and may involve greater credit risk than such bonds.

Zero-coupon and deferred interest bonds are debt obligations which are issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. While zero-coupon bonds do not require the periodic payment of interest, deferred interest bonds provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value due to changes in interest rates than debt obligations which make regular payments of interest. The Series will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other Series securities to satisfy the Series' distribution obligations.

SMALL COMPANIES
Certain small- and mid-cap companies may present greater opportunities for investment return, but may also involve greater risks. They may have limited product lines, markets, or financial resources, or may depend on a limited management group. Their securities may trade less frequently and in limited volume.

As a result, the prices of these securities may fluctuate more than prices of securities of larger, widely traded companies.

The Series are subject to investment restrictions that are described in the Statement of Additional Information. Those investment restrictions so designated and the investment objective of each Series are "fundamental policies" of the Series, which means that they may not be changed without a majority vote of the shareholders of the affected Series. Except for those restrictions specifically identified as fundamental and each Series' investment objective, all other investment policies and practices described in this Prospectus and the Statement of Additional Information are not fundamental, meaning that the Board of Trus-tees may change them without shareholder approval. The vote of a majority of the outstanding voting securities of a Series means the vote, at an annual or special meeting, of (a) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of such Series are present or represented by proxy; or (b) more than 50% of the outstanding voting securities of such Series, whichever is less.

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INVESTMENT RESTRICTIONS
The investment restrictions are stated in full in the Statement of Additional Information, and a brief description of some of them follows. A Series will not, with respect to 75% of its assets, invest more than 5% of its assets (taken at market value at the time of such investment) in securities of any one issuer, except that this restriction does not apply to U.S. Government securities. A Series will not, with respect to 75% of its assets, invest more than 10% (taken at market value at the time of such investment) of any one issuer's outstanding voting securities, except that this restriction does not apply to U.S. Govern-ment securities. No Series will concentrate more than 25% of its assets in any particular industry, except that this restriction does not apply to U.S. Govern-ment securities.

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PURCHASE OF SHARES
Shares of the Series may be offered for purchase by separate accounts of insurance companies to serve as an investment medium for the Variable Contracts issued by the insurance companies and to certain qualified pension and retirement plans, as permitted under the federal tax rules relating to the Series serving as investment mediums for Variable Contracts. Shares of the Series are sold to insurance company separate accounts funding both variable annuity contracts and variable life insurance contracts and may be sold to insurance companies that are not affiliated. The Trust currently does not foresee any disadvantages to Variable Contract Owners or other investors arising from offering the Trust's shares to separate accounts of unaffiliated insurers, separate accounts funding both life insurance policies and annuity contracts, or certain qualified pension and retirement plans; however, due to differences in tax treatment or other considerations, it is theoretically possible that the interests of owners of various contracts or pension and retirement plans participating in the Trust might at some time be in conflict. However, the Board of Trustees and insurance companies whose separate accounts invest in the Trust are required to monitor events in order to identify any material conflicts between variable annuity contract owners and variable life policy owners, between separate accounts of unaffiliated insurers, and between various contract owners and pension and retirement plans. The Board of Trustees will determine what action, if any, should be taken in the event of such a conflict. If such a conflict were to occur, one or more insurance company separate accounts might withdraw their investment in the Trust. This might force the Trust to sell securities at disadvantageous prices.

Shares of each Series are sold at their respective net asset values (without a sales charge) next computed after receipt of a purchase order by an insurance company whose separate account invests in the Trust.

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NET ASSET VALUE
A Series' net asset value is determined by dividing the value of each Series' net assets by the number of its shares outstanding. That determination is made once each business day, Monday through Friday, at or about 4:00 p.m., New York City time, on each day that the New York Stock Exchange is open for trading. The Board of Trustees has established procedures to value each Series' assets to determine net asset value. In general, these valuations are based on actual or estimated market value, with special provisions for assets not having readily available market quotations and short-term debt securities. The net asset values per share of each Series will fluctuate in response to changes in market conditions and other factors.

All other Series are valued as follows:

Portfolio securities for which market quotations are readily available are stated at market value. Market value is determined on the basis of last reported sales price, or, if no sales are reported, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. In other cases, securities are valued at their fair value as determined in good faith by the Board of Trustees, although the actual calculations will be made by persons acting under the direction of the Board and subject to the Board's review. Money market instruments are valued at market value, except that instruments maturing in sixty days or less may be valued using the amortized cost method of valuation. The value of a foreign security is determined in its national currency based upon the price on the foreign exchange as of its close of business immediately preceding the time of valuation. Securities traded in over-the-counter markets outside the United States are valued at the last available price in the over-the-counter market prior to the time of valuation.

Debt securities, including those to be purchased under firm commitment agreements (other than obligations having a maturity sixty days or less at their date of acquisition valued under the amortized cost method), are normally valued on the basis of quotes obtained from brokers and dealers or pricing services, which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Debt obligations having a maturity of sixty days or less may be valued at amortized cost unless the Portfolio Manager believes that amortized cost does not approximate market value.

When a Series writes a put or call option, the amount of the premium is included in the Series' assets and an equal amount is included in its liabilities. The liability thereafter is adjusted to the current market value of the option.
The premium paid for an option purchased by the Series is recorded as an asset and subsequently adjusted to market value. Futures and options thereon which are traded on commodities exchanges or boards of trade will be valued at their closing settlement price on such exchange or board of trade. Foreign securities quoted in foreign currencies generally are valued at appropriately translated foreign market closing prices.

Trading in securities on exchanges and over-the-counter markets in European and Pacific Basin countries is normally completed well before 4:00 p.m., New York City time. Trading on these exchanges may not take place on all New York busi-ness days and in addition, trading takes place in various foreign markets on days which are not business days in New York and on which the Trust's net asset value is not calculated. As a result, the calculation of the net asset value of a Series investing in foreign securities may not take place contemporaneously with the determination of the prices of the securities included in the calcu-lation. Further, under the Trust's procedures, the prices of foreign securities are determined using information derived from pricing services and other sources. Prices derived under these procedures will be used in determining daily net asset value. Information that becomes known to the Trust or its agents after the time that the net asset value is calculated on any business day may be assessed in determining net asset value per share after the time of receipt of the information, but will not be used to retroactively adjust the price of the security so determined earlier or on a prior day. Events that may affect the value of these securities that occur between the time their prices are deter-mined and the time the Series' net asset value is determined may not be re-flected in the calculation of net asset value of the Series unless the Manager or the Portfolio Manager, acting under authority delegated by the Board of Trustees, deems that the particular event would materially affect net asset value. In this event, the securities would be valued at fair market value as determined in good faith by the Board of Trustees of the Trust, although the actual calculations will be made by the Manager or the Portfolio Manager acting under the direction of the Board and subject to the Board's review.

-------------------------------------------------------------------------------
REDEMPTION OF SHARES
Shares of any Series may be redeemed on any business day. Redemptions are effected at the per share net asset value next determined after receipt of the redemption request by an insurance company whose separate account invests in the Series. Redemption proceeds normally will be paid within seven days following receipt of instructions in proper form. The right of redemption may be suspended by the Trust or the payment date postponed beyond seven days when the New York Stock Exchange is closed (other than customary weekend and holiday closings) or for any period during which trading thereon is restricted because an emergency exists, as determined by the SEC, making disposal of portfolio securities or valuation of net assets not reasonably practicable, and whenever the SEC has by order permitted such suspension or postponement for the protection of shareholders. If the Board of Trustees should determine that it would be detrimental to the best interests of the remaining shareholders of a Series to make payment wholly or partly in cash, the Series may pay the redemption price in whole or part by a distribution in kind of securities from the portfolio of the Series, in lieu of cash, in conformity with applicable rules of the SEC. If shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets into cash.

-------------------------------------------------------------------------------
EXCHANGES
Shares of any one Series may be exchanged for shares of any of the other Series described in this Prospectus. Exchanges are treated as a redemption of shares of one Series and a purchase of shares of one or more of the other Series and are effected at the respective net asset values per share of each Series on the date of the exchange. The Trust reserves the right to modify or discontinue its exchange privilege at any time without notice. Variable Contract Owners do not deal directly with the Trust with respect to the purchase, redemption, or exchange of shares of the Series, and should refer to the prospectus for the applicable Variable Contract for information on allocation of premiums and on transfers of account value among divisions of the pertinent insurance company separate account that invest in the Series.

The Trust reserves the right to discontinue offering shares of one or more Series at any time. In the event that a Series ceases offering its shares, any investments allocated by an insurance company to such Series will be invested in the Liquid Asset Series or any successor to such Series.

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PORTFOLIO TRANSACTIONS
BROKERAGE SERVICES
Pursuant to the Portfolio Management Agreements, the Portfolio Manager places orders for the purchase and sale of portfolio investments for the Series' accounts with brokers or dealers selected by the Portfolio Manager in its dis-cretion. In executing transactions, the Portfolio Manager will attempt to obtain the best execution for a Series, taking into account such factors as price (in-cluding the applicable brokerage commission or dollar spread), size of order, the nature of the market for the security, the timing of the transaction, the reputation, the experience and financial stability of the broker dealer involv-ed, the quality of the service, the difficulty of execution, execution capabili-ties, and operational facilities of the firms involved, and the firm's risk in positioning a block of securities. In transactions on stock exchanges in the United States, payments of brokerage commissions are negotiated. In effecting purchases and sales of portfolio securities in transactions on U.S. stock ex-changes for the account of a Series, the Portfolio Manager may pay higher com-mission rates than the lowest available when the Portfolio Manager believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction. In the case of securities traded on some foreign stock exchanges, brokerage commissions may be fixed and the Portfolio Manager may be unable to negotiate commission rates for these transactions. In the case of securities traded on the over-the-counter markets, there is generally no stated commission, but the price includes an undisclosed commission or markup.

Some securities considered for investment by the Series may also be considered for other clients served by the Portfolio Manager and/or its affiliates. For information on trade allocation, see "Portfolio Transactions and Brokerage-- Investment Decisions" in the Statement of Additional Information.

A Portfolio Manager may place orders for the purchase and sale of portfolio securities with itself, acting as broker-dealer, or with a broker-dealer that is an affiliate of the Portfolio Manager or the Trust where, in the judgment of the Portfolio Manager, such firm will be able to obtain a price and execution at least as favorable as other qualified brokers. SEC rules further require that commission paid to such an affiliated broker-dealer or Portfolio Manager by a Series on exchange transactions not exceed "usual and customary brokerage commissions."

PORTFOLIO TURNOVER
For reporting purposes, each Series' portfolio turnover rate is calculated by dividing the value of the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of portfolio securities owned by the Series during the fiscal year. In determining such portfolio turnover, all securities whose maturities at the time of acquisition were one year or less are excluded. A 100% portfolio turnover rate would occur, for example, if all of the securities in the portfolio (other than short-term securities) were replaced once during the fiscal year. The portfolio turnover rate for each of the Series will vary from year to year, and depending on market conditions, turnover could be greater in periods of unusual market movement and volatility. A higher turnover rate would result in heavier brokerage commissions or other transactional expenses which must be borne, directly or indirectly, by a Series and ultimately by the Series' shareholders. Such transactions may result in realization of taxable gains. The portfolio turnover rates for each Series are presented in the data shown in "Financial Highlights" in this Prospectus.

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DIVIDENDS AND DISTRIBUTIONS
For all other Series, net investment income will be paid annually. Any net realized long-term capital gains (the excess of net long-term capital gains over net short-term capital losses) for any Series will be declared and paid at least once annually. Net realized short-term capital gains may be declared and paid more frequently.

Any distributions made by any Series will be automatically reinvested in additional shares of that Series, unless an election is made by a shareholder to receive distributions in cash. Dividends or distributions by a Series other than the Liquid Asset Series (which attempts to maintain a constant $1.00 per share net asset value) will reduce the per share net asset value by the per share amount so paid.

-------------------------------------------------------------------------------
FEDERAL INCOME TAX STATUS
Each Series intends to qualify each year and elect to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Accordingly, a Series generally expects not to be subject to federal income tax if it meets certain source of income, diversification of assets, income distribution, and other requirements, to the extent it distributes its investment company taxable income and its net capital gains. Distributions of investment company taxable income and net realized capital gains are automatically reinvested in additional shares of the Series, unless an election is made by a shareholder to receive distributions in cash. Tax consequences to the Variable Contract Owners are described in the prospectuses for the pertinent separate accounts.

Certain requirements relating to the qualification of a Series as a regulated investment company under the Code may limit the extent to which a Series will be able to engage in transactions in options, futures contracts, or forward contracts.

To comply with regulations under Section 817(h) of the Code, each Series generally will be required to diversify its investments, so that on the last day of each quarter of a calendar year, no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments.
For this purpose, securities of a single issuer are treated as one investment and each U.S. Government agency or instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the United States or an agency or instrumentality of the United States is treated as a security issued by the U.S. Government or its agency or instrumentality, whichever is applicable. These regulations will limit the ability of a Series to invest more than 55% of its assets in direct obligations of the U.S. Treasury or in obligations which are deemed to be issued by a particular agency or instrumentality of the U.S. Government. If a Series fails to meet the diversification requirements under Code Section
817(h), income with respect to Variable Contracts invested in the Series at any time during the calendar quarter in which the failure occurred could become currently taxable to the owners of such Variable Contracts and income for prior periods with respect to such Contracts also would be taxable, most likely in the year of the failure to achieve the required diversification.
Other adverse tax consequences also could ensue. If a Series failed to qualify as a regulated investment company, the results would be substantially the same as a failure to meet the diversification requirements under Code Section 817(h).

In connection with the issuance of the regulations governing diversification under Section 817(h) of the Code, the Treasury Department announced that it would issue future regulations or rulings addressing the circumstances in which a Variable Contract Owner's control of the investments of a separate account may cause the contract owner, rather than the insurance company, to be treated as the owner of the assets held by the separate account. If the Variable Contract Owner is considered the owner of the securities underlying the separate account, income and gains produced by those securities would be included currently in the Variable Contract Owner's gross income. It is not known what standards will be incorporated in future regulations or other pronouncements.

In the event that unfavorable rules or regulations are adopted, there can be no assurance that the Series will be able to operate as currently described in the Prospectus, or that a Series will not have to change its investment objectives, investment policies, or investment restrictions. While a Series' investment objective is fundamental and may be changed only by a vote of a majority of its outstanding shares, the Trustees have reserved the right to modify the investment policies of a Series as necessary to prevent any such prospective rules and regulations from causing the Variable Contract Owners to be considered the owners of the Series underlying the separate accounts.

See "Taxation" in the Trust's Statement of Additional Information for more information on taxes, including information on the taxation of distributions from a Series. Reference is made to the prospectus or offering memorandum of the applicable separate account for information regarding the federal income tax treatment respecting a Variable Contract.

-------------------------------------------------------------------------------
OTHER INFORMATION
CAPITALIZATION
The Trust was organized as a Massachusetts business trust on August 3, 1988, and currently consists of twenty-four portfolios that are operational, three of which are described in this Prospectus. Other portfolios may be offered by means of a separate prospectus. The Board of Trustees may establish additional portfolios in the future. The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest with a par value of $0.001 each. When issued in accordance with the terms of the Trust's Agreement and Declaration of Trust ("Declaration of Trust"), shares of the Trust are fully paid, freely transferable, and non-assessable by the Trust.

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims liability of the shareholders, Trustees, or officers of the Trust for acts or obligations of the Trust, which are binding only on the assets and property of the Trust and requires that notice of the disclaimer be given in each contract or obligation entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification out of Trust property for all loss and expense of any shareholder held personally liable for the obligations of the Trust. The risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations and thus should be considered remote.

VOTING RIGHTS
Shareholders of the Series are given certain voting rights. Each share of each Series will be given one vote, unless a different allocation of voting rights is required under applicable law for a mutual fund that is an investment medium for variable insurance products.

Massachusetts business trust law does not require the Trust to hold annual shareholder meetings, although special meetings may be called for a specific Series, or for the Trust as a whole, for purposes such as electing or removing Trustees, changing fundamental policies, or approving a contract for investment advisory services. In the case of Variable Contracts, in accordance with current laws, it is anticipated that an insurance company issuing a Variable Contract funded by a Separate Account that invests in a Series and that is registered with the SEC as a unit investment trust will request voting instructions from Variable Contract Owners and will vote shares or other voting interests in the separate account in proportion to the voting instructions received.

PERFORMANCE INFORMATION
The Trust may, from time to time, the current yield and total return of the Series in advertisements and sales literature. In the case of Variable Contracts, performance information for the Series will not be advertised or included in sales literature unless accompanied by comparable performance information for a separate account to which the Series offers their shares.

For the Series, any quotations of yield will be based on all investment income per share earned during a given 30-day period (including dividends and interest), less expenses accrued during the period ("net investment income"), and will be computed by dividing net investment income by the maximum public offering price per share on the last day of the period.

Quotations of average annual total return for any Series will be expressed in terms of the average annual compounded rate of return on a hypothetical investment in the Series over a period of one, five, or ten years
(or, if less, up to the life of the Series), will reflect the deduction of a proportional share of Series expenses (on an annual basis), and will assume that all dividends and distributions are reinvested when paid. Quotations of total return may also be shown for other periods.

Quotations of yield or total return for the Series will not take into account charges or deductions against any separate account to which the Series' shares are sold or charges and deductions against the pertinent Variable Contract, although comparable performance information for the separate account will take such charges into account. Performance information for any Series reflects only the performance of a hypothetical investment in the Series during the particular time period on which the calculations are based. Performance information should be considered in light of the Series' investment objectives and policies, characteristics, and quality of the portfolios, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future. For a description of the methods used to determine yield and total return for the Series, see the Statement of Additional Information.

-------------------------------------------------------------------------------
LEGAL COUNSEL
Sutherland, Asbill & Brennan LLP, 1275 Pennsylvania Avenue, N.W., Washington, D.C. 20004-2404 serves as counsel to the Trust.

-------------------------------------------------------------------------------
INDEPENDENT AUDITORS
Ernst & Young LLP, 200 Clarendon Street, Boston, MA 02116-5072 serves as independent auditors of the Trust.

-------------------------------------------------------------------------------
FINANCIAL STATEMENTS
The Trust's audited financial statements dated as of December 31, 1997 for all Series, including notes thereto, are incorporated by reference in the Statement of Additional Information from the Trust's Annual Report dated as of December 31, 1997. Information in the financial statements for all Series for the years ended December 31, 1997 1996, 1995, 1994 and 1993 has been audited by Ernst & Young LLP. Information in the financial statements for all Series except the Managed Global Series for the years ended December 31, 1992, 1991, 1990, and 1989 was audited by another independent auditor. These financial statements do not include information on the Growth Opportunities, Developing World, Mid-Cap Growth, Research, Total Return, Growth & Income, Value + Growth and Global Fixed Income Series because the Series had not commenced operations on December 31, 1997.

The information in the financial statements for the Managed Global Series is presented as if the reorganization described under "Other Information-History of the Managed Global Series" had always been in effect. Information in the financial statements of the Managed Global Series for the period of October 21, 1992 (commencement of operations) to December 31, 1995 has been examined by Ernst & Young LLP.

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YEAR 2000
Based on a study of its computer software systems and hardware, the Manager in conjunction with an affiliate, Golden American Life Insurance Company ("Golden American"), have determined their exposure to the Year 2000 change of the century date issue. Some of these systems support certain trust operations. The Manager believes its and Golden American's systems are or will be substantially compliant by Year 2000 and has engaged external consultants to validate this assumption. The Manager is in contact with the Trust's Portfolio Managers and third party vendors to ensure that their systems will be compliant by Year 2000. To the extent these Portfolio Managers and third parties would be unable to transact business in the Year 2000 and thereafter, the Trust's operations could be adversely affected.

                                              File Nos. 33-23512, 811-5629
                                              Filed under Rule 497 (c)


                          THE GCG TRUST



                1001 Jefferson Street, Suite 400
                   Wilmington, Delaware 19801
                         (302) 576-3400



               Statement of Additional Information




The date of this Statement of Additional Information is
                     May 1, 1998




This Statement of Additional Information discusses twenty-three portfolios (the "Series") of The GCG Trust (the "Trust"), which is an open-end management investment company. The Series described herein are as follows: the Multiple Allocation Series; the Fully Managed Series; the Limited Maturity Bond Series; the Hard Assets Series; the Real Estate Series; the All-Growth Series; the Capital Appreciation Series; the Rising Dividends Series; the Emerging Markets Series; the Value Equity Series; the Strategic Equity Series; the Small Cap Series; the Managed Global Series; the Liquid Asset Series; the Mid-Cap Growth Series, the Research Series, the Total Return Series, the Growth & Income Series, the Value + Growth Series, the Global Fixed Income Series, the Growth Opportunities Series, the Developing World Series and the Market Manager Series. The Series' Manager is Directed Services, Inc. (the "Manager").

This Statement of Additional Information is intended to supplement the information provided to investors in the Prospectus of The GCG Trust dated May 1, 1998 (which pertains to all Series other than the Market Manager Series) and the Prospectus of the Market Manager Series dated May 1, 1998. The Prospectuses have been filed with the Securities and Exchange Commission as part of the Trust's Registration Statement. Investors should note, however, that this Statement of Additional Information is not itself a prospectus and should be read carefully in conjunction with the Prospectuses and retained for future reference. The contents of this Statement of Additional Information are incorporated by reference in the Prospectuses in their entirety. A copy of either Prospectus may be obtained free of charge from the Trust at the address and telephone number listed above.


MANAGER:
DIRECTED SERVICES, INC.
(800) 447-3644

                        TABLE OF CONTENTS
                                                       Page
INTRODUCTION

DESCRIPTION OF SECURITIES AND INVESTMENT TECHNIQUES
     U.S. Government Securities
     Debt Securities
     High Yield Bonds
     Brady Bonds
     Sovereign Debt
     Mortgage-Backed Securities
          GNMA Certificates
          FNMA and FHLMC Mortgage-Backed Obligations
          Collateralized Mortgage Obligations (CMOs)
          Other Mortgage-Backed Securities
     Other Asset-Backed Securities
     Variable and Floating Rate Securities
     Banking Industry and Savings Industry Obligations
     Commercial Paper
     Repurchase Agreements
     Reverse Repurchase Agreements
     Lending Portfolio Securities
     Warrants
     Other Investment Companies
     Short Sales
     Short Sales Against the Box
     Futures Contracts and Options on Futures Contracts
          General Description of Futures Contracts
          Interest Rate Futures Contracts
          Options on Futures Contracts
          Stock Index Futures Contracts
          Gold Futures Contracts
          Limitations
     Options on Securities and Securities Indexes
          Purchasing Options on Securities
          Writing Covered Call and Secured Put Options
          Options on Securities Indexes
          Over-the-Counter Options
          General
     When-Issued or Delayed Delivery Securities
     Foreign Currency Transactions
     Options on Foreign Currencies
     Common Stock and Other Equity Securities
     Convertible Securities
     Currency Management
     Dollar Roll Transactions
     Equity and Debt Securities Issued or Guaranteed by
Supranational Organizations
     Exchange Rate Related Securities
     Geographical and Industry Concentration
     Illiquid Securities
     Restricted Securities
     Lease Obligation Bonds
     Small Companies
     Strategic Transactions

INVESTMENT RESTRICTIONS
     Fundamental Investment Restrictions
          Multiple Allocation Series, the Fully Managed Series, the Limited Maturity Bond Series, the Hard Assets Series, the Real Estate Series, the All-Growth Series; the Capital Appreciation Series, the Rising Dividends Series, the Emerging Markets Series, the
          Value Equity Series, the Strategic Equity Series, the Small Cap Series, the Managed Global Series, and the Liquid Asset Series Total Return Series, Research Series, Mid-Cap Growth Series and Global Fixed Income Series
          Value + Growth Series
          Growth & Income Series
          Growth Opportunities and Developing World Series
     Non-Fundamental Investment Restrictions
          Rising Dividends Series, Emerging Markets Series, Value Equity Series, Strategic Equity Series, Small Cap Series, Managed Global Series and Market Manager Series
          Total Return Series, Research Series, Mid-Cap Growth Series and Global Fixed Income Series
          Value + Growth Series
          Growth & Income Series
          Growth Opportunities and Developing World Series

MANAGEMENT OF THE TRUST
     The Management Agreement
     Distribution of Trust Shares
     Purchases and Redemptions

PORTFOLIO TRANSACTIONS AND BROKERAGE
     Investment Decisions
     Brokerage and Research Services

NET ASSET VALUE

PERFORMANCE INFORMATION

TAXATION
     Distributions
     Other Taxes

OTHER INFORMATION
     Capitalization
     Voting Rights
     Custodian and Other Service Providers
     Independent Auditors
     Counsel
     Registration Statement

FINANCIAL STATEMENTS

APPENDIX 1: Description of Bond Ratings               A-1

                          INTRODUCTION

     This Statement of Additional Information is designed to elaborate upon information contained in the Prospectuses for the Series, including the discussion of certain securities and investment techniques. The more detailed information contained herein is intended solely for investors who have read the Prospectuses and are interested in a more detailed explanation of certain aspects of some of the Series' securities and some investment techniques. Some of the Series' investment techniques are described only in the Prospectuses and are not repeated herein. Captions and defined terms in this Statement of Additional Information generally correspond to like captions and terms in the Series' Prospectuses.

       DESCRIPTION OF SECURITIES AND INVESTMENT TECHNIQUES

U.S. GOVERNMENT SECURITIES

     U.S. Government securities are obligations of, or are guaranteed by, the U.S. Government, its agencies or instrumentalities. Treasury bills, notes, and bonds are direct obligations of the U.S. Treasury. Securities guaranteed by the U.S. Government include: federal agency obligations guaranteed as to principal and interest by the U.S. Treasury (such as GNMA certificates, described in the section on "Mortgage-Backed Securities," and Federal Housing Administration debentures). In guaranteed securities, the payment of principal and interest is unconditionally guaranteed by the U.S. Government, and thus they are of the highest credit quality. Such direct obligations or guaranteed securities are subject to variations in market value due to fluctuations in interest rates, but, if held to maturity, the U.S. Government is obligated to or guarantees to pay them in full.

     Securities issued by U.S. Government instrumentalities and certain federal agencies are neither direct obligations of nor guaranteed by the Treasury. However, they involve federal sponsorship in one way or another: some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; others are supported only by the credit of the issuing government agency or instrumentality. These agencies and instrumentalities include, but are not limited to, Federal Land Banks, Farmers Home Administration, Federal National Mortgage Association ("FNMA"), Federal Home Loan Mortgage Corporation ("FHLMC"), Student Loan Mortgage Association, Central Bank for Cooperatives, Federal Intermediate Credit Banks, and Federal Home Loan Banks.

     Certain Series may also purchase obligations of the International Bank for Reconstruction and Development, which, while technically not a U.S. Government agency or instrumentality, has the right to borrow from the participating countries, including the United States.

DEBT SECURITIES

     For any Series that does not specify any particular rating criteria, that Series may invest in debt securities as stated in each Series investment objectives and policies in the Prospectus. Some Series may invest only in debt securities that are investment grade, i.e., rated BBB or better by Standard & Poor's Rating Group ("Standard & Poor's") and Baa or better by Moody's Investors Service, Inc. ("Moody's"), or, if not rated by Standard & Poor's or Moody's, of equivalent quality as determined by the Portfolio Manager.

     The investment return on a corporate debt security reflects interest earnings and changes in the market value of the security. The market value of corporate debt obligations may be expected to rise and fall inversely with interest rates generally. There also exists the risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument. Bonds rated BBB or Baa, which are considered medium-grade category bonds, do not have economic characteristics that provide the high degree of security with respect to payment of principal and interest associated with higher rated bonds, and generally have some speculative characteristics. A bond will be placed in this rating category where interest payments and principal security appear adequate for the present, but economic characteristics that provide longer

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
term protection may be
lacking. Any bond, and particularly those rated BBB or Baa, may be susceptible to changing conditions, particularly to economic downturns, which could lead to a weakened capacity to pay interest and principal.

     New issues of certain debt securities are often offered on a when-issued or firm-commitment basis; that is, the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment, but delivery and payment for the securities normally take place after the customary settlement time. The value of when-issued securities or securities purchased on a firm-commitment basis may vary prior to and after delivery depending on market conditions and changes in interest rate levels. However, the Series will not accrue any income on these securities prior to delivery. The Series will maintain in a segregated account with its custodian an amount of cash or high quality debt securities equal (on a daily marked-to-market basis) to the amount of its commitment to purchase the when-issued securities or securities purchased on a firm-commitment basis.

     Many securities of foreign issuers are not rated by Moody's or Standard and Poor's; therefore, the selection of such issuers depends, to a large extent, on the credit analysis performed or used by the Series' Portfolio Manager.

HIGH YIELD BONDS

     "High Yield Bonds" (which are commonly referred to as "junk bonds"), are bonds rated lower than Baa or BBB, or, if not rated by Moody's or Standard & Poor's, of equivalent quality. In general, high yield bonds are not considered to be investment grade, and investors should consider the risks associated with high yield bonds before investing in the pertinent Series. Investment in such securities generally provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk.

     Investment in high yield bonds involves special risks in addition to the risks associated with investments in higher rated debt securities. High yield bonds are regarded as predominately speculative with respect to the issuer's continuing ability to meet principal and interest payments. The high yield bond market is relatively new, and many of the outstanding high yield bonds have not endured a lengthy business recession. A long-term track record on bond default rates, such as that for investment grade corporate bonds, does not exist for the high yield market. Analysis of the creditworthiness of issuers of debt securities, and the ability of a Series to achieve its investment objective may, to the extent of investment in high yield bonds, be more dependent upon such creditworthiness analysis than would be the case if the Series were investing in higher quality bonds.

     High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade bonds. The prices of high yield bonds have been found to be less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield bond prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If an issuer of high yield bonds defaults, in addition to risking payment of all or a portion of interest and principal, the Series may incur additional expenses to seek recovery. In the case of high yield bonds structured as zero coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest periodically and in cash.

     The secondary market on which high yield bonds are traded may be less liquid than the market for higher grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which the Series could sell a high yield bond, and could adversely affect and cause large fluctuations in the daily net asset value of the Series' shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield bonds, especially in a thinly traded market. When secondary markets for high yield bonds are less liquid than the market for higher grade bonds, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available.

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     There are also certain risks involved in using credit
ratings for evaluating high yield bonds. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield bonds. Also, credit rating agencies may fail to reflect subsequent events.

BRADY BONDS

     "Brady Bonds," are created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructuring under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Bonds are not considered U.S. Government securities and are considered speculative. Brady Plan debt restructuring have been implemented to date in several countries, including Mexico, Venezuela, Argentina, Uruguay, Costa Rica, Bulgaria, the Dominican Republic, Jordan, Nigeria, Bolivia, Ecuador, Niger, Brazil, Peru, Panama, Poland and the Philippines (collectively, the "Brady Countries"). It is expected that other countries will undertake a Brady Plan debt restructuring in the future. Brady Bonds have been issued only recently, and accordingly, do not have a long payment history. They may be collateralized or uncollateralized and issued in various currencies (although most are U.S. dollar-denominated) and they are actively traded in the over-the-counter secondary market.

     U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds which have the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year's interest payments based on the applicable interest rate at the time and is adjusted at regular intervals thereafter.

     Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk").

     Most Mexican Brady Bonds issued to date have principal repayments at final maturity fully collateralized by U.S. Treasury zero coupon bonds (or comparable collateral denominated in other currencies) and interest coupon payments collateralized on an 18-month rolling-forward basis by funds held in escrow by an agent for the bondholders. A significant portion of the Venezuelan Brady Bonds and the Argentine Brady Bonds issued to date have principal repayments at final maturity collateralized by U.S. Treasury zero coupon bonds (or comparable collateral denominated in other currencies) and/or interest coupon payments collateralized on a 14-month (for Venezuela) or 12-month (for Argentina) rolling-forward basis by securities held by the Federal Reserve Bank of New York as collateral agent.

     Brady Bonds involve various risk factors including residual risk and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. There can be no assurance that Brady Bonds in which the Series may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the Series to suffer a loss of interest or principal on any of its holdings.

SOVEREIGN DEBT

     Debt obligations known as "Sovereign debt" are debt obligations of governmental issuers in emerging market countries and industrialized countries. Some Series may invest in debt obligations issued or guaranteed by a foreign government or any of its political subdivisions, authorities, agencies, or instrumentalities, or by supranational entities, which, at the time of investment, are rated A or better by Standard & Poor's or Moody's or, if not rated by Standard & Poor's or Moody's, determined by the Portfolio Manager to be of equivalent quality.

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     Certain emerging market countries are among the largest
debtors to commercial banks and foreign governments. The issuer or governmental authority that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or pay interest when due in accordance with the terms of such obligations. A governmental entity's willingness or ability to repay principal and pay interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the government's dependence on expected disbursements from third parties, the government's policy toward the International Monetary Fund and the political constraints to which a government may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a debtor's implementation of economic reforms or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the government debtor, which may further impair such debtor's ability or willingness to timely service its debts. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign government debt obligations in the event of default under their commercial bank loan agreements.

     The issuers of the government debt securities in which the Series may invest have in the past experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. There can be no assurance that the Brady Bonds and other foreign government debt securities in which the Series may invest will not be subject to similar restructuring arrangements or to requests for new credit which may adversely affect the Series' holdings. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

MORTGAGE-BACKED SECURITIES

     GNMA CERTIFICATES. Government National Mortgage Association ("GNMA") certificates are mortgage-backed securities representing part ownership of a pool of mortgage loans on which timely payment of interest and principal is guaranteed by the full faith and credit of the U.S. Government. GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks, and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages.

     Interests in pools of mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a periodic payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the periodic payments made by the individual borrowers on the residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs which may be incurred. Mortgage-backed securities issued by GNMA are described as "modified pass-through" securities. These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates, regardless of whether or not the mortgagor actually makes the payment. Although GNMA guarantees timely payment even if homeowners delay or default, tracking the "pass-through" payments may, at times, be difficult. Expected payments may be delayed due to the delays in registering the newly traded paper securities. The custodian's policies for crediting

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missed
payments while errant receipts are tracked down may vary. Other mortgage-backed securities, such as those of the Federal Home Loan Mortgage Corporation ("FHLMC") and the Federal National Mortgage Association ("FNMA"), trade in book- entry form and should not be subject to the risk of delays in timely payment of income.

     Although the mortgage loans in the pool will have maturities of up to 30 years, the actual average life of the GNMA certificates typically will be substantially less because the mortgages will be subject to normal principal amortization and may be prepaid prior to maturity. Early repayments of principal on the underlying mortgages may expose a Series to a lower rate of return upon reinvestment of principal. Prepayment rates vary widely and may be affected by changes in market interest rates. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the GNMA certificates. Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the GNMA certificates. Accordingly, it is not possible to accurately predict the average life of a particular pool. Reinvestment of prepayments may occur at higher or lower rates than the original yield on the certificates. Due to the prepayment feature and the need to reinvest prepayments of principal at current rates, GNMA certificates can be less effective than typical bonds of similar maturities at "locking in" yields during periods of declining interest rates, although they may have comparable risks of decline in value during periods of rising interest rates.

     FNMA AND FHLMC MORTGAGE-BACKED OBLIGATIONS. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the FNMA and the FHLMC. FNMA, a federally chartered and privately owned corporation, issues pass-through securities representing interests in a pool of conventional mortgage loans. FNMA guarantees the timely payment of principal and interest, but this guarantee is not backed by the full faith and credit of the U.S. Government. FNMA also issues REMIC Certificates, which represent an interest in a trust funded with FNMA Certificates. REMIC Certificates are guaranteed by FNMA, and not by the full faith and credit of the U.S. Government.

     FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks, credit unions, and mortgage bankers. FHLMC, a corporate instrumentality of the United States, was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Its stock is owned by the twelve Federal Home Loan Banks. FHLMC issues Participation Certificates ("PCs") which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal and maintains reserves to protect holders against losses due to default. PCs are not backed by the full faith and credit of the U.S. Government. As is the case with GNMA certificates, the actual maturity and realized yield on particular FNMA and FHLMC pass-through securities will vary based on the prepayment experience of the underlying pool of mortgages.

     COLLATERALIZED MORTGAGE OBLIGATIONS (CMOs). A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal are paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

     CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying investors, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired.
An investor is partially guarded against a sooner-than-desired return of principal because of the sequential payments.

     In a typical CMO transaction, a corporation ("issuer") issues multiple Series (e.g., A, B, C, Z) of CMO bonds ("Bonds").
Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through

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certificates ("Collateral").  The
Collateral is pledged to a third-party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to the principal; a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begin to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

     OTHER MORTGAGE-BACKED SECURITIES. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers also create pass-through pools of conventional residential mortgage loans.
In addition, such issuers may be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-backed securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. Timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance, and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers, and the mortgage poolers. Such insurance, guarantees, and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage- backed security meets a Series' investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

     Some Series may buy mortgage-backed securities without insurance or guarantees, if the Portfolio Manager determines that the securities meet a Series' quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. A Series will not purchase mortgage-backed securities or any other assets which, in the opinion of the Portfolio Manager, are illiquid if, as a result, the Series will exceed its illiquidity cap. As new types of mortgage-backed securities are developed and offered to investors, the Portfolio Manager will, consistent with a Series' investment objectives, policies, and quality standards, consider making investments in such new types of mortgage-backed securities.

     It is expected that governmental, government-related, or private entities may create mortgage loan pools and other mortgage-backed securities offering mortgage pass-through and mortgage-collateralized investments in addition to those described above. As new types of mortgage-backed securities are developed and offered to investors, investments in such new types of mortgage-backed securities may be considered for the Series.

OTHER ASSET-BACKED SECURITIES

     Asset-backed securities (unrelated to mortgage loans) are securities such as "CARS/SM/" ("Certificates for Automobile Receivables/SM/") and Credit Card Receivable Securities. The Market Manager Series may not invest in these securities.

     CARS/SM/ represent undivided fractional interests in a trust ("trust") whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARS/SM/ are "passed-through" monthly to certificate holders, and are guaranteed up to certain amounts by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust. Underlying sales contracts are subject to prepayment, which may reduce the overall return to certificate holders. Certificate holders may also experience delays in payment or losses on CARS/SM/ if the full amounts due on underlying sales contracts are not realized by the trust because of unanticipated legal or administrative costs of enforcing the contracts, or because of depreciation, damage, or loss of the vehicles securing the contracts, or other factors.

     If consistent with its investment objective and policies, a Series may invest in "Credit Card Receivable Securities." Credit Card Receivable Securities are asset-backed securities backed by receivables from revolving credit card agreements. Credit balances on revolving credit card agreements ("Accounts") are generally paid down

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more rapidly than are Automobile Contracts.
Most of the Credit Card Receivable Securities issued publicly to date have been Pass-Through Certificates. In order to lengthen the maturity of Credit Card Receivable Securities, most such securities provide for a fixed period during which only interest payments on the underlying Accounts are passed through to the security holder and principal payments received on such Accounts are used to fund the transfer to the pool of assets supporting the related Credit Card Receivable Securities of additional credit card charges made on an Account. The initial fixed period usually may be shortened upon the occurrence of specified events which signal a potential deterioration in the quality of the assets backing the security, such as the imposition of a cap on interest rates. The ability of the issuer to extend the life of an issue of Credit Card Receivable Securities thus depends upon the continued generation of additional principal amounts in the underlying Accounts during the initial period and the non-occurrence of specified events. The Tax Reform Act of 1986, pursuant to which a taxpayer's ability to deduct consumer interest in his or her federal income tax calculation was completely phased out for taxable years beginning in 1991, as well as competitive and general economic factors, could adversely affect the rate at which new receivables are created in an Account and conveyed to an issuer, shortening the expected weighted average life of the related Credit Card Receivable Security, and reducing its yield. An acceleration in cardholders' payment rates or any other event which shortens the period during which additional credit card charges on an Account may be transferred to the pool of assets supporting the related Credit Card Receivable Security could have a similar effect on the weighted average life and yield.

     Credit card holders are entitled to the protection of a number of state and federal consumer credit laws, many of which give such holder the right to set off certain amounts against balances owed on the credit card, thereby reducing amounts paid on Accounts. In addition, unlike most other asset-backed securities, Accounts are unsecured obligations of the cardholder.

VARIABLE AND FLOATING RATE SECURITIES

     Variable rate securities provide for automatic establishment of a new interest rate at fixed intervals (e.g., daily, monthly, semi-annually, etc.). Floating rate securities provide for automatic adjustment of the interest rate whenever some specified interest rate index changes. The interest rate on variable or floating rate securities is ordinarily determined by reference to or is a percentage of a bank's prime rate, the 90-day U.S. Treasury bill rate, the rate of return on commercial paper or bank certificates of deposit, an index of short-term interest rates, or some other objective measure.

     Variable or floating rate securities frequently include a demand feature entitling the holder to sell the securities to the issuer at par value. In many cases, the demand feature can be exercised at any time on 7 days' notice; in other cases, the demand feature is exercisable at any time on 30 days' notice or on similar notice at intervals of not more than one year. Some securities which do not have variable or floating interest rates may be accompanied by puts producing similar results and price characteristics.

BANKING INDUSTRY AND SAVINGS INDUSTRY OBLIGATIONS

     Series may invest in (i) certificates of deposit, time deposits, bankers' acceptances, and other short-term debt obligations issued by commercial banks and in (ii) certificates of deposit, time deposits, and other short-term obligations issued by savings and loan associations ("S&Ls"). Some Series may invest in obligations of foreign branches of commercial banks and foreign banks so long as the securities are U.S. dollar-denominated, and some Series may also invest in obligations of foreign branches of commercial banks and foreign banks if the securities are not U.S. dollar-denominated. See "Foreign Securities" discussion in The GCG Trust Prospectus for further information regarding risks attending investment in foreign securities.

     Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, which are normally drawn by an importer or exporter to pay for specific merchandise, and which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed-time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed-time deposits may be withdrawn on demand by the investor, but may be subject to

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early withdrawal
penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed-time deposit to a third party, because there is no market for such deposits. A Series will not invest in fixed-time deposits (i) which are not subject to prepayment or (ii) which provide for withdrawal penalties upon prepayment (other than overnight deposits), if, in the aggregate, more than 10% or 15%, depending on the Series, of its assets would be invested in such deposits, in repurchase agreements maturing in more than seven days, and in other illiquid assets.

     Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of U.S. banks, which include: (i) the possibility that their liquidity could be impaired because of future political and economic developments;
(ii) their obligations may be less marketable than comparable obligations of U.S. banks; (iii) a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations; (iv) foreign deposits may be seized or nationalized;
(v) foreign governmental restrictions, such as exchange controls, may be adopted which might adversely affect the payment of principal and interest on those obligations; and (vi) the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks and/or because the accounting, auditing, and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to U.S. banks. Foreign banks are not generally subject to examination by any U.S. Government agency or instrumentality.

     Certain of the Series invest only in bank and S&L obligations as specified in that Series' investment policies.
Other Series, except the Managed Global Series, will not invest in obligations issued by a commercial bank or S&L unless:

   (i) the bank or S&L has total assets of least $1 billion, or the equivalent in other currencies, and the institution has outstanding securities rated A or better by Moody's or Standard and Poor's, or, if the institution has no outstanding securities rated by Moody's or Standard & Poor's, it has, in the determination of the Portfolio Manager, similar creditworthiness to institutions having outstanding securities so rated;

   (ii) in the case of a U.S. bank or S&L, its deposits are insured by the FDIC or the Savings Association Insurance Fund
 ("SAIF"), as the case may be; and

    (iii) in the case of a foreign bank, the security is, in the determination of the Series' Portfolio Manager, of an investment quality comparable with other debt securities which may be purchased by the Series. These limitations do not prohibit investments in securities issued by foreign branches of U.S. banks, provided such U.S. banks meet the foregoing requirements.

     The Managed Global Series will not invest in obligations issued by a U.S. or foreign commercial bank or S&L unless:

     (i) the bank or S&L has total assets of at least $10 billion
 (U.S.), or the equivalent in other currencies, and the institution has outstanding securities rated A or better by Moody's or Standard & Poor's, or, if the institution has no outstanding securities rated by Moody's or Standard &
 Poor's, it has, in the determination of the Portfolio
 Manager, similar creditworthiness to institutions having outstanding securities so rated; and

     (ii) in the case or a U.S. bank or S&L, its deposits are insured by the FDIC or the SAIF, as the case may be.

COMMERCIAL PAPER

     All of the Series may invest in commercial paper (including variable amount master demand notes), denominated in U.S. dollars, issued by U.S. corporations or foreign corporations. Unless otherwise indicated in the investment policies for a Series, a Series may invest in commercial paper (i) rated, at the date of investment, Prime-1 or Prime-2 by Moody's or A-1 or A-2 by Standard & Poor's; (ii) if not rated by either Moody's or Standard & Poor's, issued by a corporation having an outstanding debt issue rated AA or better by Moody's or AA or better by Standard & Poor's; or (iii) if not rated, are determined to be of an investment quality comparable to rated commercial paper in which a Series may invest.

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     Commercial paper obligations may include variable amount
master demand notes. These notes are obligations that permit the investment of fluctuating amounts at varying rates of interest pursuant to direct arrangements between a Series, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. The lender has the right to increase or to decrease the amount under the note at any time up to the full amount provided by the note agreement; and the borrower may prepay up to the full amount of the note without penalty. Because variable amount master demand notes are direct lending arrangements between the lender and borrower, and because no secondary market exists for those notes, such instruments will probably not be traded. However, the notes are redeemable (and thus immediately repayable by the borrower) at face value, plus accrued interest, at any time. In connection with master demand note arrangements, the Portfolio Manager will monitor, on an ongoing basis, the earning power, cash flow, and other liquidity ratios of the borrower and its ability to pay principal and interest on demand. The Portfolio Manager also will consider the extent to which the variable amount master demand notes are backed by bank letters of credit. These notes generally are not rated by Moody's or Standard & Poor's; the Series may invest in them only if the Portfolio Manager believes that at the time of investment the notes are of comparable quality to the other commercial paper in which the Series may invest. Master demand notes are considered by the Series to have a maturity of one day, unless the Portfolio Manager has reason to believe that the borrower could not make immediate repayment upon demand. See the Appendix for a description of Moody's and Standard & Poor's ratings applicable to commercial paper.

     For purposes of limitations on purchases of restricted securities, commercial paper issued pursuant to Section 4(2) of the 1933 Act as part of a private placement that meets liquidity standards under procedures adopted by the Board shall not be considered to be restricted.

REPURCHASE AGREEMENTS

     All Series may invest in repurchase agreements. The term of such an agreement is generally quite short, possibly overnight or for a few days, although it may extend over a number of months (up to one year) from the date of delivery. The resale price is in excess of the purchase price by an amount which reflects an agreed-upon market rate of return, effective for the period of time the Series is invested in the security. This results in a fixed rate of return protected from market fluctuations during the period of the agreement. This rate is not tied to the coupon rate on the security subject to the repurchase agreement.

     The Portfolio Manager to a Series monitors the value of the underlying securities at the time the repurchase agreement is entered into and at all times during the term of the agreement to ensure that its value always equals or exceeds the agreed-upon repurchase price to be paid to the Series. The Portfolio Manager, in accordance with procedures established by the Board of Trustees, also evaluates the creditworthiness and financial responsibility of the banks and brokers or dealers with which the Series enters into repurchase agreements.

     A Series may engage in repurchase transactions in accordance with guidelines approved by the Board of Trustees of the Trust, which include monitoring the creditworthiness of the parties with which a Series engages in repurchase transactions, obtaining collateral at least equal in value to the repurchase obligation, and marking the collateral to market on a daily basis.

     A Series may not enter into a repurchase agreement having more than seven days remaining to maturity if, as a result, such agreements, together with any other securities that are not readily marketable, would exceed that Series' limitation, either 10% or 15% of the net assets of the Series, depending on the Series, on investing in illiquid securities. If the seller should become bankrupt or default on its obligations to repurchase the securities, a Series may experience delay or difficulties in exercising its rights to the securities held as collateral and might incur a loss if the value of the securities should decline. A Series also might incur disposition costs in connection with liquidating the securities.

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REVERSE REPURCHASE AGREEMENTS

     A reverse repurchase agreement involves the sale of a security by the Series and its agreement to repurchase the instrument at a specified time and price. A Series will use the proceeds of a reverse repurchase agreement to purchase other money market instruments which either mature at a date simultaneous with or prior to the expiration of the reverse repurchase agreement or which are held under an agreement to resell maturing as of that time. A Series will maintain a segregated account consisting of cash and/or securities to cover its obligations under reverse repurchase agreements. Under the Investment Company Act of 1940, reverse repurchase agreements may be considered to be borrowings by the seller; accordingly, a Series will limit its investments in reverse repurchase agreements consistent with the borrowing limits applicable to the Series. See "Borrowing" for further information on these limits. The use of reverse repurchase agreements by a Series creates leverage which increases a Series' investment risk. If the income and gains on securities purchased with the proceeds of reverse repurchase agreements exceed the cost of the agreements, the Series' earnings or net asset value will increase faster than otherwise would be the case; conversely, if the income and gains fail to exceed the costs, earnings or net asset value would decline faster than otherwise would be the case.

LENDING PORTFOLIO SECURITIES

     Some Series may lend portfolio securities to broker-dealers or institutional investors for the purpose of realizing additional income. A Series will only enter into this transaction if (1) the loan is fully collateralized at all times with U.S. Government securities, cash, or cash equivalents (cash, U.S. Government securities, negotiable certificates of deposit, bankers' acceptances, or letters of credit) maintained on a daily marked-to-market basis, in an amount at least equal to the value of the securities loaned; (2) it may at any time call the loan and obtain the return of the securities loaned within five business days; (3) it will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed 30% of the total assets of the Series. As with other extensions of secured credit, loans of portfolio securities involve some risk of loss of rights in the collateral should the borrower fail financially. Accordingly, the Series' Portfolio Manager will monitor the value of the collateral, which will be marked-to- market daily, and will monitor the creditworthiness of the borrowers. There is no assurance that a borrower will return any securities loaned; however, as discussed above, a borrower of securities from a Series must maintain with the Series cash or U.S. Government securities equal to at least 100% of the market value of the securities borrowed. Voting rights attached to the loaned securities may pass to the borrower with the lending of portfolio securities; however, a Series lending such voting securities may call them if important shareholder meetings are imminent. A Series may only lend portfolio securities to entities that are not affiliated with either the Manager or a Portfolio Manager.

WARRANTS

     The holder of a warrant has the right to purchase a given number of shares of a particular issuer at a specified price until expiration of the warrant. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move in tandem with the prices of the underlying securities, and are speculative investments. They pay no dividends and confer no rights other than a purchase option. If a warrant is not exercised by the date of its expiration, the Series will lose its entire investment in such warrant.

OTHER INVESTMENT COMPANIES

     All Series may invest in shares issued by other investment companies. A Series is limited in the degree to which it may invest in shares of another investment company in that it may not, at the time of the purchase, (1) acquire more than 3% of the outstanding voting shares of the investment company, (2) invest more than 5% of the Series' total assets in the investment company, or (3) invest more than 10% of the Series' total assets in all investment company holdings. As a shareholder in any investment company, a Series will bear its ratable share of the investment company's expenses, including management fees in the case of a management investment company.

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SHORT SALES

     A short sale is a transaction in which the Series sells a security it does not own in anticipation of a decline in market price. A Series may make short sales to offset a potential decline in a long position or a group of long positions, or if the Series' Portfolio Manager believes that a decline in the price of a particular security or group of securities is likely.

     Under current income tax laws, any capital gains realized by the Series from short sales will generally be treated and distributed as short-term capital gains. If the price of the security sold short increases between the time of the short sale and the time the Series replaces the borrowed security, the Series will incur a loss, and if the price declines during this period, the Series will realize a capital gain. Any realized gain will be decreased, and any incurred loss increased, by the amount of transactional costs and any premium, dividend, or interest which the Series may have to pay in connection with such short sale.

SHORT SALES AGAINST THE BOX

     A short sale "against the box" is a short sale where, at the time of the short sale, the Series owns or has the immediate and unconditional right, at no added cost, to obtain the identical security. The Series would enter into such a transaction to defer a gain or loss for Federal income tax purposes on the security owned by the Series. Short sales against the box are not subject to the percentage limitations on short sales described in the prospectus.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

     GENERAL DESCRIPTION OF FUTURES CONTRACTS. A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a particular financial instrument (debt security) or commodity for a specified price at a designated date, time, and place. Although futures contracts by their terms require actual future delivery of and payment for financial instruments, commodities futures contracts are usually closed out before the delivery date. Closing out an open futures contract position is effected by entering into an offsetting sale or purchase, respectively, for the same aggregate amount of the same financial instrument or commodities and the same delivery date. Where a Series has sold a futures contract, if the offsetting purchase price is less than the original futures contract sale price, the Series realizes a gain; if it is more, the Series realizes a loss. Where a Series has purchased a futures contract, if the offsetting price is more than the original futures contract purchase price, the Series realizes a gain; if it is less, the Series realizes a loss.

     INTEREST RATE FUTURES CONTRACTS. An interest rate futures contract is an obligation traded on an exchange or board of trade that requires the purchaser to accept delivery, and the seller to make delivery, of a specified quantity of the underlying financial instrument, such as U.S. Treasury bills and bonds, in a stated delivery month, at a price fixed in the contract.

     The Series may purchase and sell interest rate futures as a hedge against adverse changes in debt instruments and other interest rate sensitive securities held in the Series' portfolio. As a hedging strategy a Series might employ, a Series would purchase an interest rate futures contract when it is not fully invested in long-term debt securities but wishes to defer their purchase for some time until it can orderly invest in such securities or because short-term yields are higher than long-term yields. Such a purchase would enable the Series to earn the income on a short-term security while at the same time minimizing the effect of all or part of an increase in the market price of the long-term debt security which the Series intends to purchase in the future. A rise in the price of the long-term debt security prior to its purchase either would be offset by an increase in the value of the futures contract purchased by the Series or avoided by taking delivery of the debt securities under the futures contract.

     A Series would sell an interest rate futures contract in order to continue to receive the income from a long-term debt security, while endeavoring to avoid part or all of the decline in market value of that security which would accompany an increase in interest rates. If interest rates did rise, a decline in the value of the debt security held by the Series would be substantially offset by the ability of the Series to repurchase at a lower price the interest rate futures contract previously sold. While the Series could sell the long-term debt security and invest in a short-term

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security, ordinarily the
Series would give up income on its investment, since long-term rates normally exceed short-term rates.

     OPTIONS ON FUTURES CONTRACTS. A futures option gives the Series the right, in return for the premium paid, to assume a long position (in the case of a call) or short position (in the case of a put) in a futures contract at a specified exercise price prior to the expiration of the option. Upon exercise of a call option, the purchaser acquires a long position in the futures contract and the writer of the option is assigned the opposite short position. In the case of a put option, the converse is true. A futures option may be closed out (before exercise or expiration) by an offsetting purchase or sale of a futures option by the Series.

     The Series may use options on futures contracts in connection with hedging strategies. Generally these strategies would be employed under the same market conditions in which a Series would use put and call options on debt securities, as described hereafter in "Options on Securities and Securities Indexes."

     STOCK INDEX FUTURES CONTRACTS. A "stock index" assigns relative values to the common stock included in an index (for example, the Standard & Poor's 500 Index of Composite Stocks or the New York Stock Exchange Composite Index), and the index fluctuates with changes in the market values of such stocks. A stock index futures contract is a bilateral agreement to accept or make payment, depending on whether a contract is purchased or sold, of an amount of cash equal to a specified dollar amount multiplied by the difference between the stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally purchased or sold.

     To the extent that changes in the value of a Series' portfolio corresponds to changes in a given stock index, the sale of futures contracts on that index ("short hedge") would substantially reduce the risk to the portfolio of a market decline and, by so doing, provide an alternative to a liquidation of securities position, which may be difficult to accomplish in a rapid and orderly fashion. Stock index futures contracts might also be sold:

 (1) when a sale of portfolio securities at that time would appear to be disadvantageous in the long-term because such liquidation would:

   (a) forego possible price appreciation,

   (b) create a situation in which the securities would be difficult to repurchase, or

   (c) create substantial brokerage commissions;

 (2) when a liquidation of the portfolio has commenced or is contemplated, but there is, in the Series' Portfolio Manager's determination, a substantial risk of a major price decline before liquidation can be completed; or

 (3) to close out stock index futures purchase transactions.

     Where a Series anticipates a significant market or market sector advance, the purchase of a stock index futures contract ("long hedge") affords a hedge against not participating in such advance at a time when the Series is not fully invested. Such purchases would serve as a temporary substitute for the purchase of individual stocks, which may then be purchased in an orderly fashion. As purchases of stock are made, an amount of index futures contracts which is comparable to the amount of stock purchased would be terminated by offsetting closing sales transactions. Stock index futures might also be purchased:

 (1) if the Series is attempting to purchase equity positions in issues which it had or was having difficulty purchasing at prices considered by the Series' Portfolio Manager to be fair value based upon the price of the stock at the time it qualified for inclusion in the portfolio, or

 (2) to close out stock index futures sales transactions.

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     GOLD FUTURES CONTRACTS.  A gold futures contract is a
standardized contract which is traded on a regulated commodity futures exchange, and which provides for the future delivery of a specified amount of gold at a specified date, time, and price. When the Series purchases a gold futures contract it becomes obligated to take delivery of and pay for the gold from the seller, and when the Series sells a gold futures contract, it becomes obligated to make delivery of precious metals to the purchaser, in each case at a designated date and price. A Series may be able to enter into gold futures contracts only for the purpose of hedging its holdings or intended holdings of gold stocks and gold bullion. The Series will not engage in these contracts for speculation or for achieving leverage. The Series' hedging activities may include purchases of futures contracts as an offset against the effect of anticipated increases in the price of gold or sales of futures contracts as an offset against the effect of anticipated declines in the price of gold.

     As long as required by regulatory authorities, each investing Series will limit its use of futures contracts and futures options to hedging transactions and other strategies as described under the heading "Limitations" in this section, in order to avoid being deemed a commodity pool. For example, a Series might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the Series' securities or the price of the securities which the Series intends to purchase. The Series' hedging may include sales of futures contracts as an offset against the effect of expected increases in interest rates and purchases of futures contracts as an offset against the effect of expected declines in interest rates. Although other techniques could be used to reduce that Series' exposure to interest rate fluctuations, a Series may be able to hedge its exposure more effectively and perhaps at a lower cost by using futures contracts and futures options. See the Prospectuses for a discussion of other strategies involving futures and futures options.

     If a purchase or sale of a futures contract is made by a Series, the Series is required to deposit with its custodian a specified amount of cash and/or securities ("initial margin"). The margin required for a futures contract is set by the exchange or board of trade on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Series upon termination of the contract, assuming all contractual obligations have been satisfied. Each investing Series expects to earn interest income on its initial margin deposits.

     A futures contract held by a Series is valued daily at the official settlement price of the exchange on which it is traded. Each day the Series pays or receives cash, called "variation margin" equal to the daily change in value of the futures contract. This process is known as "marking to market." The payment or receipt of the variation margin does not represent a borrowing or loan by a Series but is settlement between the Series and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, each Series will mark-to-market its open futures positions.

     A Series is also required to deposit and maintain margin with respect to put and call options on futures contracts it writes. Such margin deposits will vary depending on the nature of the underlying futures contract (including the related initial margin requirements), the current market value of the option, and other futures positions held by the Series.

     Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security, and delivery month). If an offsetting purchase price is less than the original sale price, the Series realizes a capital gain, or if it is more, the Series realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Series realizes a capital gain, or if it is less, the Series realizes a capital loss. The transaction costs must also be included in these calculations.

     LIMITATIONS. When purchasing a futures contract, a Series must maintain with its custodian cash or securities (including any margin) equal to the market value of such contract. When writing a call option on a futures contract, the Series similarly will maintain with its custodian, cash and/or securities (including any margin) equal to the amount such option is "in-the-money" until the option expires or is closed out by the Series.
A call option is "in-the-money" if the value of the futures contract that is the subject of the option exceeds the exercise price.

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     A Series may not maintain open short positions in futures
contracts or call options written on futures contracts if, in the aggregate, the market value of all such open positions exceeds the current value of its portfolio securities, plus or minus unrealized gains and losses on the open positions, adjusted for the historical relative volatility of the relationship between the Series and the positions. For this purpose, to the extent the Series has written call options on specific securities it owns, the value of those securities will be deducted from the current market value of the securities portfolio.

     In compliance with the requirements of the Commodity Futures Trading Commission ("CFTC") under which an investment company may engage in futures transactions, the Trust will comply with certain regulations of the CFTC to qualify for an exclusion from being a "commodity pool." The regulations require that the Trust enter into futures and options (1) for "bona fide hedging" purposes, without regard to the percentage of assets committed to initial margin and options premiums, or (2) for other strategies, provided that the aggregate initial margin and premiums required to establish such positions do not exceed 5% of the liquidation value of a Series' portfolio, after taking into account unrealized profits and unrealized gains on any such contracts entered into.

OPTIONS ON SECURITIES AND SECURITIES INDEXES

     PURCHASING OPTIONS ON SECURITIES. An option on a security is a contract that gives the purchaser of the option, in return for the premium paid, the right to buy a specified security (in the case of a call option) or to sell a specified security (in the case of a put option) from or to the seller ("writer") of the option at a designated price during the term of the option. A Series may purchase put options on securities to protect holdings in an underlying or related security against a substantial decline in market value. Securities are considered related if their price movements generally correlate to one another. For example, the purchase of put options on debt securities held by a Series would enable a Series to protect, at least partially, an unrealized gain in an appreciated security without actually selling the security. In addition, the Series would continue to receive interest income on such security.

     A Series may purchase call options on securities to protect against substantial increases in prices of securities the Series intends to purchase pending its ability to invest in such securities in an orderly manner. A Series may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transactional costs paid on the put or call option which is sold.

     WRITING COVERED CALL AND SECURED PUT OPTIONS. In order to earn additional income on its portfolio securities or to protect partially against declines in the value of such securities, a Series may write covered call options. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. During the option period, a covered call option writer may be assigned an exercise notice by the broker-dealer through whom such call option was sold requiring the writer to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time in which the writer effects a closing purchase transaction. Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security, or to enable the Series to write another call option on the underlying security with either a different exercise price or expiration date or both.

     In order to earn additional income or to facilitate its ability to purchase a security at a price lower than the current market price of such security, a Series may write secured put options. During the option period, the writer of a put option may be assigned an exercise notice by the broker-dealer through whom the option was sold requiring the writer to purchase the underlying security at the exercise price.

     A Series may write a call or put option only if the option is "covered" or "secured" by the Series holding a position in the underlying securities. This means that so long as the Series is obligated as the writer of a call option, it will own the underlying securities subject to the option or hold a call with the same exercise price, the same exercise period, and on the same securities as the written call. Alternatively, a Series may maintain, in a segregated account with the Trust's custodian, cash and/or securities with a value sufficient to meet its obligation as writer of

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
the option.  A put is secured if the
Series maintains cash and/or securities with a value equal to the exercise price in a segregated account, or holds a put on the same underlying security at an equal or greater exercise price. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series.

     OPTIONS ON SECURITIES INDEXES. Call and put options on securities indexes also may be purchased or sold by the Series for the same purposes as the purchase or sale of options on securities. Options on securities indexes are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. When such options are written, the Series is required to maintain a segregated account consisting of cash, cash equivalents or high grade obligations or the Series must purchase a like option of greater value that will expire no earlier than the option sold. Purchased options may not enable the Series to hedge effectively against stock market risk if they are not highly correlated with the value of the Series' portfolio securities. Moreover, the ability to hedge effectively depends upon the ability to predict movements in the stock market.

     OVER-THE-COUNTER OPTIONS. Certain Series may write or purchase options in privately negotiated domestic or foreign transactions ("OTC Options"), as well as exchange-traded or "listed" options. OTC Options can be closed out only by agreement with the other party to the transaction, and thus any OTC Options purchased by a Series will be considered an Illiquid Security. In addition, certain OTC Options on foreign currencies are traded through financial institutions acting as market-makers in such options and the underlying currencies.

     The staff of the SEC has taken the position that purchased over-the-counter options and assets used to cover written over-the-counter options are illiquid and, therefore, together with other illiquid securities, cannot exceed a certain percentage of a Series' assets (the "SEC illiquidity ceiling"). Except as provided below, the Series intend to write over-the-counter options only with primary U.S. Government securities dealers recognized by the Federal Reserve Bank of New York. Also, the contracts which such Series have in place with such primary dealers will provide that each Series has the absolute right to repurchase any option it writes at any time at a price which represents the fair market value, as determined in good faith through negotiation between the parties, but which in no event will exceed a price determined pursuant to a formula in the contract. Although the specific formula may vary between contracts with different primary dealers, the formula will generally be based on a multiple of the premium received by the Series for writing the option, plus the amount, if any, of the option's intrinsic value (i.e., the amount that the option is in-the-money). The formula may also include a factor to account for the difference between the price of the security and the strike price of the option if the option is written out-of- money. A
Series will treat all or a part of the formula price as illiquid for purposes of the SEC illiquidity ceiling. Certain Series may also write over-the-counter options with non-primary dealers, including foreign dealers, and will treat the assets used to cover these options as illiquid for purposes of such SEC illiquidity ceiling.

     OTC Options entail risks in addition to the risks of exchange-traded options. Exchange-traded options are in effect guaranteed by the Options Clearing Corporation, while a Series relies on the party from whom it purchases an OTC Option to perform if the Series exercises the option. With OTC Options, if the transacting dealer fails to make or take delivery of the securities or amount of foreign currency underlying an option it has written, in accordance with the terms of that option, the Series will lose the premium paid for the option as well as any anticipated benefit of the transaction. Furthermore, OTC Options are less liquid than exchange-traded options.

     GENERAL. If an option written by a Series expires unexercised, the Series realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by a Series expires unexercised, the Series realizes a capital loss equal to the premium paid.

     Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Series desires.

     A Series will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or if it is more, the Series will realize a capital loss. If the

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
premium received from
a closing sale transaction is more than the premium paid to purchase the option, the Series will realize a capital gain or, if it is less, the Series will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security in relation to the exercise price of the option, the volatility of the underlying security, and the time remaining until the expiration date.

     The premium paid for a put or call option purchased by a Series is recorded as an asset of the Series and subsequently adjusted. The premium received for an option written by a Series is included in the Series' assets and an equal amount is included in its liabilities. The value of an option purchased or written is marked to market daily and valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

WHEN-ISSUED OR DELAYED DELIVERY SECURITIES

     All Series except the Market Manager Series may purchase securities on a when issued or delayed delivery basis if the Series holds, and maintains until the settlement date in a segregated account, cash and/or securities in an amount sufficient to meet the purchase price, or if the Series enters into offsetting contracts for the forward sale of other securities it owns. Purchasing securities on a when-issued or delayed delivery basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Series' other assets. Although a Series would generally purchase securities on a when-issued basis or enter into forward commitments with the intention of acquiring securities, the Series may dispose of a when-issued or delayed delivery security prior to settlement if the Portfolio Manager deems it appropriate to do so. The Series may realize short-term profits or losses upon such sales.

FOREIGN CURRENCY TRANSACTIONS

     A forward currency contract is an obligation to purchase or sell a currency against another currency at a future date and price as agreed upon by the parties. A Series may either accept or make delivery of the currency at the maturity of the forward contract or, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. A Series will engage in forward currency transactions in anticipation of or to protect itself against fluctuations in currency exchange rates. A Series might sell a particular currency forward, for example, when it wants to hold bonds or bank obligations denominated in that currency but anticipates or wishes to be protected against a decline in the currency against the dollar. Similarly, it might purchase a currency forward to "lock in" the dollar price of securities denominated in that currency which it anticipated purchasing.

     A Series may enter into forward foreign currency contracts in two circumstances. When a Series enters into a contract for the purchase or sale of a security denominated in a foreign currency, the Series may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for a fixed amount of dollars for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Series will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and such foreign currency during the period between the date on which the security is purchased or sold and the date on which payment is made or received.

     Second, when the Series' Portfolio Manager believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract for a fixed amount of dollars to sell the amount of foreign currency approximating the value of some or all of the Series' portfolio securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of securities in foreign currencies will change as a consequence of market movements in the value of these securities between the date on which the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. None of the Series will enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Series to deliver an amount of foreign currency in excess of the value of the Series' portfolio securities or other assets denominated in that currency.

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     At the maturity of a forward contract, a Series may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

     It is impossible to forecast the market value of a particular portfolio security at the expiration of the contract. Accordingly, if a decision is made to sell the security and make delivery of the foreign currency, it may be necessary for the Series to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency that the Series is obligated to deliver.

     If the Series retains the portfolio security and engages in an offsetting transaction, the Series will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. Should forward prices decline during the period between the Series' entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Series will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Series will suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

     Forward contracts are not traded on regulated commodities exchanges. There can be no assurance that a liquid market will exist when a Series seeks to close out a forward currency position, and in such an event, a Series might not be able to effect a closing purchase transaction at any particular time. In addition, a Series entering into a forward foreign currency contract incurs the risk of default by the counter party to the transaction. The CFTC has indicated that it may in the future assert jurisdiction over certain types of forward contracts in foreign currencies and attempt to prohibit certain entities from engaging in such foreign currency forward transactions.

     For more information on forward currency contracts, including limits upon the Series with respect to such contracts, see "Foreign Currency Transactions" in The GCG Trust Prospectus.

OPTIONS ON FOREIGN CURRENCIES

     A call option on a foreign currency gives the buyer the right to buy, and a put option the right to sell, a certain amount of foreign currency at a specified price during a fixed period of time. Currently, options are traded on the following foreign currencies on a domestic exchange: British Pound, Canadian Dollar, German Mark, Japanese Yen, French Franc, and Swiss Franc. A Series may enter into closing sale transactions with respect to such options, exercise them, or permit them to expire.

     A Series may employ hedging strategies with options on currencies before the Series purchases a foreign security denominated in the hedged currency that the Series anticipates acquiring, during the period the Series holds the foreign security, or between the date the foreign security is purchased or sold and the date on which payment therefor is made or received.

     In those situations where foreign currency options may not be readily purchased (or where such options may be deemed illiquid) in the currency in which the hedge is desired, the hedge may be obtained by purchasing or selling an option on a "surrogate" currency, i.e., a currency where there is tangible evidence of a direct correlation in the trading value of the two currencies. A surrogate currency is a currency that can act, for hedging purposes, as a substitute for a particular currency because the surrogate currency's exchange rate movements parallel that of the primary currency. Surrogate currencies are used to hedge an illiquid currency risk, when no liquid hedge instruments exist in world currency markets for the primary currency.

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COMMON STOCK AND OTHER EQUITY SECURITIES

     Common Stocks represent an equity (ownership) interest in a corporation. This ownership interest generally gives a Series the right to vote on measures affecting the company's organization and operations.

     Certain of the Series may also buy securities such as convertible debt, preferred stock, warrants or other securities exchangeable for shares of Common Stock. In selecting equity investments for a Series, the Adviser or Portfolio Manager will generally invest the Series' assets in industries and companies that it believes are experiencing favorable demand for their products and services and which operate in a favorable competitive and regulatory climate.

CONVERTIBLE SECURITIES

     A convertible security is a security that may be converted either at a stated price or rate within a specified period of time into a specified number of shares of Common Stock. By investing in Convertible Securities, a Series seeks the opportunity, through the conversion feature, to participate in the capital appreciation of the Common Stock into which the securities are convertible, while earning a higher fixed rate of return than is available in Common Stocks.

CURRENCY MANAGEMENT

     A Series' flexibility to participate in higher yielding debt markets outside of the United States may allow the Series to achieve higher yields than those generally obtained by domestic money market funds and short-term bond investments. When a Series invests significantly in securities denominated in foreign currencies, however, movements in foreign currency exchange rates versus the U.S. dollar are likely to impact the Series' share price stability relative to domestic short-term income funds. Fluctuations in foreign currencies can have a positive or negative impact on returns. Normally, to the extent that the Series is invested in foreign securities, a weakening in the U.S. dollar relative to the foreign currencies underlying a Series' investments should help increase the net asset value of the Series. Conversely, a strengthening in the U.S. dollar versus the foreign currencies in which a Series' securities are denominated will generally lower the net asset value of the Series. Each Series' Adviser or Portfolio Manager attempts to minimize exchange rate risk through active Series management, including hedging currency exposure through the use of futures, options and forward currency transactions and attempting to identify bond markets with strong or stable currencies. There can be no assurance that such hedging will be successful and such transactions, if unsuccessful, could result in additional losses or expenses to a Series.

DOLLAR ROLL TRANSACTIONS

     Certain Series seeking a high level of current income may enter into dollar rolls or "covered rolls" in which the Series sells securities (usually Mortgage-Backed Securities) and simultaneously contracts to purchase, typically in 30 to 60 days, substantially similar, but not identical securities, on a specified future date. The proceeds of the initial sale of securities in the dollar roll transactions may be used to purchase long-term securities which will be held during the roll period. During the roll period, the Series forgoes principal and interest paid on the securities sold at the beginning of the roll period. The Series is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position or cash equivalent securities position that matures on or before the forward settlement date of the dollar roll transaction. As used herein the term "dollar roll" refers to dollar rolls that are not "covered rolls." At the end of the roll commitment period, the Series may or may not take delivery of the securities the Series has contracted to purchase.

     The Series will establish a segregated account with its custodian in which it will maintain cash, U.S. Government Securities or other liquid high- grade debt obligations equal in value at all times to its obligations in respect of dollar rolls, and, accordingly, the Series will not treat such obligations as senior securities for purposes of the 1940 Act. "Covered rolls" are not subject to these segregation requirements. Dollar Roll Transactions may be considered borrowings and are, therefore, subject to the borrowing limitations applicable to the Series.

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EQUITY AND DEBT SECURITIES ISSUED OR GUARANTEED BY SUPRANATIONAL
ORGANIZATIONS

     Series authorized to invest in securities of foreign issuers may invest assets in equity and debt securities issued or guaranteed by Supranational Organizations, such as obligations issued or guaranteed by the Asian Development Bank, Inter-American Development Bank, International Bank for Reconstruction and Development (World Bank), African Development Bank, European Coal and Steel Community, European Economic Community, European Investment Bank and the Nordic Investment Bank.

EXCHANGE RATE RELATED SECURITIES

     Certain of the Series may invest in securities which are indexed to certain specific foreign currency exchange rates. The terms of such security would provide that the principal amount or interest payments are adjusted upwards or downwards (but not below zero) at payment to reflect fluctuations in the exchange rate between two currencies while the obligation is outstanding, depending on the terms of the specific security. A Series will purchase such security with the currency in which it is denominated and will receive interest and principal payments thereon in the currency, but the amount of principal or interest payable by the issuer will vary in proportion to the change (if any) in the exchange rate between the two specific currencies between the date the instrument is issued and the date the principal or interest payment is due. The staff of the SEC is currently considering whether a mutual fund's purchase of this type of security would result in the issuance of a "senior security" within the meaning of the 1940 Act. The Trust believes that such investments do not involve the creation of such a senior security, but nevertheless undertakes, pending the resolution of this issue by the staff, to establish a segregated account with respect to such investments and to maintain in such account cash not available for investment or U.S. Government Securities or other liquid high quality debt securities having a value equal to the aggregate principal amount of outstanding securities of this type.

     Investment in Exchange Rate-Related Securities entails certain risks. There is the possibility of significant changes in rates of exchange between the U.S. dollar and any foreign currency to which an Exchange Rate-Related Security is linked. In addition, there is no assurance that sufficient trading interest to create a liquid secondary market will exist for a particular Exchange Rate-Related Security due to conditions in the debt and foreign currency markets. Illiquidity in the forward foreign exchange market and the high volatility of the foreign exchange market may from time to time combine to make it difficult to sell an Exchange Rate-Related Security prior to maturity without incurring a significant price loss.

GEOGRAPHICAL AND INDUSTRY CONCENTRATION

     Where a Series invests at least 25% of its assets in Bank Obligations, the Series' investments may be subject to greater risk than a Series that does not concentrate in the banking industry. In particular, Bank Obligations may be subject to the risks associated with interest rate volatility, changes in federal and state laws and regulations governing banking and the inability of borrowers to pay principal and interest when due. In addition, foreign banks present the risks of investing in foreign securities generally and are not subject to reserve requirements and other regulations comparable to those of U.S. Banks.

ILLIQUID SECURITIES

     Illiquid securities are securities that are not readily marketable, including, where applicable: (1) Repurchase
Agreements with maturities greater than seven calendar days; (2) time deposits maturing in more than seven calendar days; (3) to the extent a liquid secondary market does not exist for the instruments, futures contracts and options thereon; (4) certain over-the-counter options, as described in the Statement of Additional Information; (5) certain variable rate demand notes having a demand period of more than seven days; and (6) securities the disposition of which is restricted under Federal securities laws (excluding Rule 144A Securities, described below).

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RESTRICTED SECURITIES

     The Series may also purchase securities that are not registered under the Securities Act of 1933 ("1933 Act") ("restricted securities"), including those that can be offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act ("Rule 144A securities"). The Trust's Board of Trustees confirms based upon information and recommendations provided by the Portfolio Manager that a specific Rule 144A security is liquid and thus not subject to the limitation on investing in illiquid investments. The Board of Trustees has adopted guidelines and has delegated to the Portfolio Manager the daily function of determining and monitoring the liquidity of Rule 144A securities. The Board, however, will retain sufficient oversight and be ultimately responsible for the determinations. This investment practice could have the effect of decreasing the level of liquidity in the Series to the extent that qualified institutional buyers become for a time uninterested in purchasing Rule 144A securities held in the investment Series. Subject to limitation on investments in illiquid investments and subject to the diversification requirements of the Internal Revenue Code of 1986, as amended (the "Code"), the Series may also invest in restricted securities that may not be sold under Rule 144A, which presents certain risks. As a result, the Series might not be able to sell these securities when the Portfolio Manager wishes to do so, or might have to sell them at less than fair value. In addition, market quotations are less readily available. Therefore, judgment may at times play a greater role in valuing these securities than in the case of unrestricted securities

LEASE OBLIGATION BONDS

     Lease Obligation Bonds are mortgages on a facility that is secured by the facility and are paid by a lessee over a long term. The rental stream to service the debt as well as the mortgage are held by a collateral trustee on behalf of the public bondholders. The primary risk of such instrument is the risk of default. Under the lease indenture, the failure to pay rent is an event of default. The remedy to cure default is to rescind the lease and sell the assets. If the lease obligation is not readily marketable or market quotations are not readily available, such lease obligations will be subject to a Series' limit on Illiquid Securities.

SMALL COMPANIES

     Certain of the Series may invest in small companies, some of which may be unseasoned. Such companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group. While the markets in securities of such companies have grown rapidly in recent years, such securities may trade less frequently and in smaller volume than more widely held securities. The values of these securities may fluctuate more sharply than those of other securities, and a Series may experience some difficulty in establishing or closing out positions in these securities at prevailing market prices. There may be less publicly available information about the issuers of
these securities or less market   interest in such securities
than in the case of larger companies, and it may take a longer period of time for the prices of such securities to reflect the full value of their issuers' underlying earnings potential or assets.

     Some securities of smaller issuers may be restricted as to resale or may otherwise be highly illiquid. The ability of a Series to dispose of such securities may be greatly limited, and a Series may have to continue to hold such securities during periods when the Adviser or a Portfolio Manager would otherwise have sold the security. It is possible that the Adviser or a Sub-Adviser or its affiliates or clients may hold securities issued by the same issuers, and may in some cases have acquired the securities at different times, on more favorable terms, or at more favorable prices, than a Series which it manages.

STRATEGIC TRANSACTIONS

     Subject to the investment limitations and restrictions for each of the Series as stated elsewhere in the Prospectus and Statement of Additional Information of the Trust, certain of the Series may, but are not required to, utilize various investment strategies as described in this Appendix to hedge various market risks, to manage the effective maturity or duration of Fixed Income Securities, or to seek potentially higher returns. Utilizing these investment strategies, the Series may purchase and sell, to the extent not otherwise limited or restricted for such Series, exchange-listed and over-the-counter put and call options on securities, equity and fixed income indexes and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various Interest Rate Transactions such as swaps, caps, floors or collars, and enter into various currency transactions such as currency forward contracts,

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currency futures
contracts, currency swaps or options on currencies or currency futures (collectively, all the above are called "Strategic
Transactions").

     Strategic Transactions may be used to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Series resulting from securities markets or currency exchange rate fluctuations, to protect the Series' unrealized gains in the value of its Series securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of the Series, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. Some Strategic Transactions may also be used to seek potentially higher returns, although no more than 5% of the Series' assets will be used as the initial margin or purchase price of options for Strategic Transactions entered into for purposes other than "bona fide hedging" positions as defined in the regulations adopted by the Commodity Futures Trading Commission. Any or all of these investment techniques may be used at any time, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of the Series to utilize these Strategic Transactions successfully will depend on the Adviser's or Portfolio Manager's ability to predict, which cannot be assured, pertinent market movements. The Series will comply with applicable regulatory requirements when utilizing Strategic Transactions. Strategic Transactions involving financial futures and options thereon will be purchased, sold or entered into only for bona fide hedging, risk management or Series management purposes.

                     INVESTMENT RESTRICTIONS

Each Series' investment objective as set forth under "Investment
Objectives and Policies" in the Prospectus, together with the investment restrictions set forth below. These are broken into two sections for different groups of Series into fundamental and non-fundamental policies. Fundamental policies and restrictions of each Series may not be changed with respect to any Series without the approval of a majority of the outstanding voting shares of that Series. The vote of a majority of the outstanding voting securities of a Series means the vote, at an annual or special meeting, of the lesser of (a) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of such Series are present or represented by proxy; or (b) more than 50% of the outstanding voting securities of such Series. Non-fundamental policies and restrictions may be changed by a vote of the Board of Trustees and without shareholder approval, consistent with the Investment Company Act of 1940 and changes in relevant SEC interpretations.


FUNDAMENTAL INVESTMENT RESTRICTIONS

FOR THE MULTIPLE ALLOCATION SERIES, THE FULLY MANAGED SERIES, THE LIMITED MATURITY BOND SERIES, THE HARD ASSETS SERIES, THE REAL ESTATE SERIES, THE ALL-GROWTH SERIES; THE CAPITAL APPRECIATION SERIES, THE RISING DIVIDENDS SERIES, THE EMERGING MARKETS SERIES, THE VALUE EQUITY SERIES, THE STRATEGIC EQUITY SERIES, THE SMALL CAP SERIES, THE MANAGED GLOBAL SERIES, THE MARKET MANAGER SERIES, AND THE LIQUID ASSET SERIES:

Under these restrictions, a Series may not:

 (1) Invest in a security if, with respect to 75% of its total assets, more than 5% of the total assets (taken at market value at the time of such investment) would be invested in the securities of any one issuer, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and except that this restriction shall not apply to the Market Manager Series;

 (2) Invest in a security if, with respect to 75% of its assets, it would hold more than 10% (taken at the time of such investment) of the outstanding voting securities of any one issuer, except securities issued or guaranteed by the U.S.
 Government, or its agencies or instrumentalities;

 (3) Invest in a security if more than 25% of its total assets (taken at market value at the time of such investment) would be invested in the securities of issuers in any particular industry, except that this restriction does not apply: (a) to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities (or repurchase agreements with respect thereto), (b) with respect to the Liquid Asset Series, to securities or

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obligations issued by U.S. banks, (c) with
 respect to the Market Manager Series, to options on stock indexes issued by eligible broker-dealers or banks, as described in the Market Manager Series' Prospectus; (d) with respect to the Managed Global Series, to securities issued or guaranteed by foreign governments or any political subdivisions thereof, authorities, agencies, or instrumentalities (or repurchase agreements with respect thereto); and (e) to the Real Estate Series, which will normally invest more than 25% of its total assets in securities of issuers in the real estate industry and related industries, or to the Hard Assets Series, which will normally invest more than 25% of its total assets in the group of industries engaged in hard assets activities, provided that such concentration for these two Series is permitted under tax law requirements for regulated investment companies that are investment vehicles for variable contracts;

 (4) Purchase or sell real estate, except that a Series may invest in securities secured by real estate or real estate interests or issued by companies in the real estate industry or which invest in real estate or real estate interests;

 (5) Purchase securities on margin (except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities), except a Series engaged in transactions in options, futures, and options on futures may make margin deposits in connection with those transactions, except that effecting short sales will be deemed not to constitute a margin purchase for purposes of this restriction, and except that the Hard Assets Series may, consistent with its investment objective and subject to the restrictions described in the Prospectus and in the Statement of Additional Information, purchase securities on margin;

 (6) Lend any funds or other assets, except that a Series may, consistent with its investment objective and policies:

   (a) invest in debt obligations, even though the purchase of such obligations may be deemed to be the making of loans;

   (b) enter into repurchase agreements; and

   (c) lend its portfolio securities in accordance with applicable guidelines established by the Securities and Exchange Commission and any guidelines established by the Board of Trustees;

 (7) Issue senior securities, except insofar as a Series may be deemed to have issued a senior security by reason of borrowing money in according with that Series' borrowing policies, and except, for purposes of this investment restriction, collateral or escrow arrangements with respect to the making of short sales, purchase or sale of futures contracts or related options, purchase or sale of forward currency contracts, writing of stock options, and collateral arrangements with respect to margin or other deposits respecting futures contracts, related options, and forward currency contracts are not deemed to be an issuance of a senior security;

 (8) Act as an underwriter of securities of other issuers, except, when in connection with the disposition of portfolio securities, a Series may be deemed to be an underwriter under the federal securities laws;

 (9) With respect to the Multiple Allocation, Fully Managed, Limited Maturity Bond, Hard Assets, Real Estate, All-Growth, Capital Appreciation and Liquid Asset Series, make short sales of securities, except short sales against the box, and except that this restriction shall not apply to the Multiple Allocation, Hard Assets, All-Growth or Capital Appreciation Series, which may engage in short sales within the limitations described in the Prospectus and in the Statement of Additional Information;

 (10) Borrow money or pledge, mortgage, or hypothecate its assets, except that a Series may: (a) borrow from banks, but only if immediately after each borrowing and continuing thereafter there is asset coverage of 300%; and (b) enter into reverse repurchase agreements and transactions in options, futures, options on futures, and forward currency contracts as described in the Prospectus and in the Statement of Additional Information. (The deposit of assets in escrow in connection with the writing of covered put and call options and the purchase of securities on a "when-issued" or delayed delivery basis and collateral arrangements with respect to initial or

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variation margin and other deposits for futures contracts,
 options on futures contracts, and forward currency contracts will not be deemed to be pledges of a Series' assets);

 (11) With respect to the Multiple Allocation, Fully Managed, Limited Maturity Bond, Hard Assets, Real Estate, All-Growth, Capital Appreciation, and Liquid Asset Series, invest in securities that are illiquid because they are subject to legal or contractual restrictions on resale, in repurchase agreements maturing in more than seven days, or other securities which in the determination of the Portfolio Manager are illiquid if, as a result of such investment, more than 10% of the total assets of the Series, except for the All-Growth Series, more than 15% of the total assets of the Series, (taken at market value at the time of such investment) would be invested in such securities;

 (12) purchase or sell commodities or commodities contracts
 (which, for the purpose of this restriction, shall not include foreign currency or forward foreign currency contracts), except:

   (a) any Series may engage in interest rate futures contracts, stock index futures contracts, futures contracts based on other financial instruments, and on options on such futures contracts;

   (b) the Multiple Allocation and Strategic Equity Series may engage in futures contracts on gold; and

   (d) this restriction shall not apply to the Managed Global and the Hard Assets Series.

 (13) With respect to all Series except the Managed Global Series, invest in puts, calls, straddles, spreads, or any combination thereof, provided that this restriction does not apply to puts that are a feature of variable or floating rate securities or to puts that are a feature of other corporate debt securities, and except that any Series may engage in transactions in options, futures contracts, and options on futures.

FOR THE TOTAL RETURN SERIES, RESEARCH SERIES, MID-CAP GROWTH
SERIES AND GLOBAL FIXED INCOME SERIES:

A Series may not:

 (1) With respect to 75% of its total assets, purchase the securities of any issuer if such purchase would cause more than 5% of the value of a Series total assets to be invested in securities of any one issuer (except securities issued or guaranteed by the U.S. Government or any agency or instrumentality thereof), or purchase more than 10% of the outstanding voting securities of any one issuer; provided that this restriction shall not apply to the Global Fixed Income Series or the Mid-Cap Growth Series;

 (2) invest more than 25% of the value of the Series total assets in the securities of companies engaged in any one industry (except securities issued by the U.S. Government, its agencies and instrumentalities);

 (3) borrow money except from banks as a temporary measure for extraordinary or emergency purposes or by entering into reverse repurchase agreements (each Series of the Trust is required to maintain asset coverage (including borrowings) of 300% for all borrowings), except Global Fixed Income Series may also borrow to enhance income;

 (4) make loans to other persons, except loans of portfolio securities and except to the extent that the purchase of debt obligations in accordance with its investment objectives and policies or entry into repurchase agreements may be deemed to be loans;

 (5) purchase or sell any commodity contract, except that each Series may purchase and sell futures contracts based on debt securities, indexes of securities, and foreign currencies and purchase and write options on securities, futures contracts which it may purchase, securities indexes, and foreign currencies and purchase forward contracts. (Securities denominated in gold or other precious metals or whose value is determined by the value of gold or other precious metals are not considered to be commodity contracts.) The Mid-Cap Growth, Research and Total Return Series reserve the freedom of action to hold and to sell real estate or mineral leases, commodities
 or commodity contracts acquired as a result of the ownership of securities. The Mid-Cap Growth, Research and Total Return Series will not purchase securities for the purpose of acquiring real estate or mineral leases, commodities or commodity contracts (except for options, futures contracts, options on futures contracts and forward contracts).

 (6) underwrite securities of any other company, although it may invest in companies that engage in such businesses if it does so in accordance with policies established by the Trust's Board of Trustees, and except to the extent that the Series may be considered an underwriter within the meaning of the Securities Act of 1933, as amended, in the disposition of restricted securities;

 (7) purchase or sell real estate, although it may purchase and sell securities which are secured by or represent interests in real estate, mortgage-related securities, securities of companies principally engaged in the real estate industry and participation interests in pools of real estate mortgage loans, and it may liquidate real estate acquired as a result of default on a mortgage; and

 (8) issue any class of securities which is senior to a Series shares of beneficial interest except as permitted under the Investment Company Act of 1940 or by order of the SEC.

FOR THE VALUE + GROWTH SERIES:

The Series may not:

 (1) purchase or sell commodities or commodity contracts, or interests in oil, gas, or other mineral leases, or other mineral exploration or development programs, although it may invest in companies that engage in such businesses to the extent otherwise permitted by the Series investment policies and restrictions and by applicable law, except as required in connection with otherwise permissible options, futures and commodity activities as described elsewhere in the Prospectus and this Statement;

 (2) purchase or sell real estate, although it may invest in securities secured by real estate or real estate interests, or issued by companies, including real estate investment trusts, that invest in real estate or real estate interests;

 (3) make short sales or purchases on margin, although it may obtain short-term credit necessary for the clearance of purchases and sales of its portfolio securities and except as required in connection with permissible options, futures, short selling and leverage activities as described elsewhere in the Prospectus and this Statement (the short sale restriction is non-fundamental);

 (4) with respect to 75% of its total assets, invest in the securities of any one issuer (other than the U.S. Government and its agencies and instrumentalities) if immediately after and as a result of such investment more than 5% of the total assets of a Series would be invested in such issuer. There are no limitations with respect to the remaining 25% of its total assets, except to the extent other investment restrictions may be applicable.

 (5) mortgage, hypothecate, or pledge any of its assets as security for any of its obligations, except as required for otherwise permissible borrowings (including reverse repurchase agreements), short sales, financial options and other hedging activities;

 (6) make loans to other persons, except loans of portfolio securities and except to the extent that the purchase of debt obligations in accordance with its investment objectives and policies or entry into repurchase agreements may be deemed to be loans;

 (7) borrow money, except from banks for temporary or emergency purposes or in connection with otherwise permissible leverage activities, and then only in an amount not in excess of 5% of the Series total assets (in any case as determined at the lesser of acquisition cost or current market value and excluding collateralized reverse repurchase agreements);

 (8) underwrite securities of any other company, although it may invest in companies that engage in such businesses if it does so in accordance with policies established by the Trust's Board of Trustees, and except to the extent that the Series may be
 considered an underwriter within the meaning of the Securities Act of 1933, as amended, in the disposition of restricted securities;

 (9) invest more than 25% of the value of the Series total assets in the securities of companies engaged in any one industry (except securities issued by the U.S. Government, its agencies and instrumentalities);

 (10) issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the Series from making any otherwise permissible borrowings, mortgages or pledges, or entering into permissible reverse repurchase agreements, and options and futures transactions;

 (11) own, directly or indirectly, more than 25% of the voting securities of any one issuer or affiliated person of the issuer; and

 (12) purchase the securities of other investment companies, except as permitted by the 1940 Act or as part of a merger, consolidation, acquisition of assets or similar reorganization transaction.

FOR THE GROWTH & INCOME SERIES:

The Series may not:

 (1) issue any class of securities which is senior to the Series shares of beneficial interest, except that the Series may borrow money to the extent contemplated by Restriction 3 below;

 (2) purchase securities on margin (but a Series may obtain such short-term credits as may be necessary for the clearance of transactions). (Margin payments or other arrangements in connection with transactions in short sales, futures contracts, options, and other financial instruments are not considered to constitute the purchase of securities on margin for this purpose);

 (3) borrow more than one-third of the value of its total assets less all liabilities and indebtedness (other than such borrowings) not represented by senior securities;

 (4) underwrite securities of any other company, although it may invest in companies that engage in such businesses if it does so in accordance with policies established by the Trust's Board of Trustees, and except to the extent that the Series may be considered an underwriter within the meaning of the Securities Act of 1933, as amended, in the disposition of restricted securities;

 (5) as to 75% of the Series total assets, purchase any security (other than obligations of the U.S. Government, its agencies or instrumentalities) if as a result: (i) more than 5% of the Series total assets (taken at current value) would then be invested in securities of a single issuer, or (ii) more than 25% of the Series total assets (taken at current value) would be invested in a single industry;

 (6) invest in securities of any issuer if any officer or Trustee of the Trust or any officer or director of the Portfolio Manager owns more than 1/2 of 1% of the outstanding securities of such issuer, and such officers, Trustees and directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer; and

 (7) make loans to other persons, except loans of portfolio securities and except to the extent that the purchase of debt obligations in accordance with its investment objectives and policies or entry into repurchase agreements may be deemed to be loans.

FOR THE GROWTH OPPORTUNITIES AND DEVELOPING WORLD SERIES:

A Series may not:

 (1) With respect to 75% of its total assets, invest in the securities of any one issuer (other than the U.S. Government and its agencies and instrumentalities) if immediately after and as a result of such investment more than 5% of the total
 assets of a Series would be invested in such issuer. There are no limitations with respect to the remaining 25% of its total assets, except to the extent other investment restrictions may be applicable.

 (2) Make loans to others, except (a) through the purchase of debt securities in accordance with its investment objective and policies, (b) through the lending of up to 30% of its portfolio securities as described above and in its Prospectus, or (c) to the extent the entry into a repurchase agreement or a reverse dollar roll transaction is deemed to be a loan.

 (3) (a) Borrow money, except for temporary or emergency purposes from a bank, or pursuant to reverse repurchase agreements or dollar roll transactions for a Series that uses such investment techniques and then not in excess of one-third of the value of its total assets (at the lower of cost or fair market value). Any such borrowing will be made only if immediately thereafter there is an asset coverage of at least 300% of all borrowings (excluding any fully collateralized reverse repurchase agreements and dollar roll transactions the Series may enter into), and no additional investments may be made while any such borrowings are in excess of 10% of total assets.
 (b) Mortgage, pledge or hypothecate any of its assets except in connection with permissible borrowings and permissible forward contracts, futures contracts, option contracts or other hedging transactions.

 (4) Except as required in connection with permissible hedging activities, purchase securities on margin or underwrite securities. (This does not preclude a Series from obtaining such short-term credit as may be necessary for the clearance of purchases and sales of its portfolio securities.)

 (5) Buy or sell real estate or commodities or commodity contracts; however, a Series, to the extent not otherwise prohibited in the Prospectus or this Statement of Additional Information, may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein, including real estate investment trusts, and may purchase or sell currencies (including forward currency exchange contracts), futures contracts and related options generally as described in the Prospectus and this Statement of Additional Information.

 (6) Invest in securities of other investment companies, except to the extent permitted by the Investment Company Act and discussed in the Prospectus or this Statement of Additional Information, or as such securities may be acquired as part of a merger, consolidation or acquisition of assets.

 (7) Invest more than 25% of the value of the Series total assets in the securities of companies engaged in any one industry (except securities issued by the U.S. Government, its agencies and instrumentalities);

 (8) Issue senior securities, as defined in the Investment
 Company Act, except that this restriction shall not be deemed to prohibit a Series from (a) making any permitted borrowings, mortgages or pledges, or (b) entering into permissible repurchase and dollar roll transactions.

 (9) Invest in commodities, except for futures contracts or options on futures contracts if, as a result thereof, more than 5% of a Series' total assets (taken at market value at the time of entering into the contract) would be committed to initial deposits and premiums on open futures contracts and options on such contracts.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

FOR THE RISING DIVIDENDS SERIES, EMERGING MARKETS SERIES, VALUE
EQUITY SERIES, STRATEGIC EQUITY SERIES, SMALL CAP SERIES, MANAGED
GLOBAL SERIES AND MARKET MANAGER SERIES:

A Series may not:

 (1) Make short sales of securities, except short sales against the box (this restriction shall not apply to the Strategic Equity, Small Cap, and Managed Global Series, which may make short sales within the limitations described in the Prospectus and elsewhere in this Statement of Additional Information); and

 (2) Invest in securities that are illiquid because they are subject to legal or contractual restrictions on resale, in repurchase agreements maturing in more than seven days, or other securities which in the determination of the Portfolio Manager are illiquid if, as a result of such investment, more than 15% of the net assets of the Series (taken at market value at the time of such investment) would be invested in such securities.

FOR THE MANAGED GLOBAL SERIES:

The Series may not:

 Purchase or sell commodities or commodities contracts (which, for the purpose of this restriction, shall not include foreign currency or forward foreign currency contracts or futures contracts on currencies), except that the Series may engage in interest rate futures contracts, stock index futures contracts, futures contracts based on other financial instruments, and in options on such futures contracts.

FOR THE TOTAL RETURN SERIES, RESEARCH SERIES, MID-CAP GROWTH
SERIES AND GLOBAL FIXED INCOME SERIES:

A Series may not:

 (1) invest more than 10% (except 15% with respect to the Global
 Fixed Income Series, Mid-Cap Growth Series and Total Return
 Series) of the net assets of a Series (taken at market value) in illiquid securities, including repurchase agreements maturing in more than seven days;

 (2) purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities, and except that it may make margin payments in connection with options, futures contracts, options on futures contracts and forward foreign currency contracts and in connection with swap agreements;

 (3) make short sales of securities unless such Series owns an equal amount of such securities or owns securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short; and

 (4) make investments for the purpose of gaining control of a company's management.

FOR THE VALUE + GROWTH SERIES:

The Series may not:

 (1) except as required in connection with otherwise permissible options and futures activities, invest more than 5% of the value of the Series total assets in rights or warrants (other than those that have been acquired in units or attached to other securities), or invest more than 2% of its total assets in rights or warrants that are not listed on the New York or American Stock Exchange;

 (2) participate on a joint basis in any trading account in securities, although the Portfolio Manager may aggregate orders for the sale or purchase of securities with other accounts it manages to reduce brokerage costs or to average prices;

 (3) invest, in the aggregate, more than 10% of its net assets in illiquid securities;

 (4) purchase or write put, call, straddle or spread options except as described in the Prospectus or Statement of Additional Information;

 (5) purchase or retain in the Series portfolio any security if any officer, trustee or shareholder of the issuer is at the same time an officer, trustee or employee of the Trust or of its Portfolio Manager and such person owns beneficially more
 than 1/2 of 1% of the securities and all such persons owning more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of the issuer;

 (6) invest in real estate limited partnerships or invest more than 10% of the value of its total assets in real estate investment trusts;

 (7) buy or sell physical commodities;

 (8) invest or engage in arbitrage transactions;

 (9) invest more than 40% of its total assets in the securities of companies operating exclusively in one foreign country;

 (10) purchase securities of other open-end investment companies;

 (11) under normal market conditions, invest less than 65% of its total assets in companies listed on a nationally recognized securities exchange or traded on the National Association of Securities Dealers Automated Quotation System.

 (12) purchase the securities of any company for the purpose of exercising management or control;

 (13) purchase more than 10% of the outstanding voting securities of any one issuer; and

 (14) invest more than 5% of the value of its total assets in securities of any issuer which has not had a record, together with its predecessors, of at least three years of continuous operations.

FOR THE GROWTH & INCOME SERIES:

The Series may not:

 (1) invest in warrants (other than warrants acquired by the Series as a part of a unit or attached to securities at the time of purchase) if, as a result, such investment (valued at the lower of cost or market value) would exceed 5% of the value of the Series net assets, provided that not more than 2% of the Series net assets may be invested in warrants not listed on the New York or American Stock Exchanges;

 (2) purchase or sell commodities or commodity contracts, except that the Series may purchase or sell financial futures contracts, options on financial futures contracts, and futures contracts, forward contracts, and options with respect to foreign currencies, and may enter into swap transactions;

 (3) purchase securities restricted as to resale if, as a result, (i) more than 10% of the Series total assets would be invested in such securities, or (ii) more than 5% of the Series total assets (excluding any securities eligible for resale under Rule 144A under the Securities Act of 1933) would be invested in such securities;

 (4) invest in (a) securities which at the time of such investment are not readily marketable, (b) securities restricted as to resale, and (c) repurchase agreements maturing in more than seven days, if, as a result, more than 15% of the Series net assets (taken at current value) would then be invested in the aggregate in securities described in (a), (b), and (c) above;

 (5) invest in securities of other registered investment companies, except by purchases in the open market involving only customary brokerage commissions and as a result of which not more than 5% of its total assets (taken at current value) would be invested in such securities, or except as part of a merger, consolidation, or other acquisition;

 (6) invest in real estate limited partnerships;

 (7) purchase any security if, as a result, the Series would then have more than 5% of its total assets (taken at current value) invested in securities of companies (including predecessors) less than three years old;

 (8) purchase or sell real estate or interests in real estate, including real estate mortgage loans, although it may purchase and sell securities which are secured by real estate and securities of companies, including limited partnership interests, that invest or deal in real estate and it may purchase interests in real estate investment trusts. (For purposes of this restriction, investments by a Series in mortgage-backed securities and other securities representing interests in mortgage pools shall not constitute the purchase or sale of real estate or interests in real estate or real estate mortgage loans.);

 (9) make investments for the purpose of exercising control or management;

 (10) invest in interests in oil, gas or other mineral exploration or development programs or leases, although it may invest in the common stocks of companies that invest in or sponsor such programs;

 (11) acquire more than 10% of the voting securities of any issuer;

 (12) invest more than 15%, in the aggregate, of its total assets in the securities of issuers which, together with any predecessors, have a record of less than three years continuous operation and securities restricted as to resale (including any securities eligible for resale under Rule 144A under the Securities Act of 1933); or

 (13) purchase or sell puts, calls, straddles, spreads, or any combination thereof, if, as a result, the aggregate amount of premiums paid or received by the Series in respect of any such transactions then outstanding would exceed 5% of its total assets.

FOR THE GROWTH OPPORTUNITIES AND DEVELOPING WORLD SERIES:

A Series may not:

 (1) Invest, in the aggregate, more than 15% of its net assets in illiquid securities, including (under current SEC interpretations) restricted securities (excluding liquid Rule 144A-eligible restricted securities), securities which are not otherwise readily marketable, repurchase agreements that mature in more than seven days and over-the-counter options (and securities underlying such options) purchased by a Series.

 (2) Invest in any issuer for purposes of exercising control or management of the issuer.

 (3) Except as described in the Prospectus and this Statement of Additional Information, acquire or dispose of put, call, straddle or spread options subject to the following conditions
   (a) such options are written by other persons, and
   (b) the aggregate premiums paid on all such options which are held at any time do not exceed 5% of the Series' total assets.

 (4) Except as described in the Prospectus and this Statement of Additional Information, engage in short sales of securities.

 (5) Purchase more than 10% of the outstanding voting securities of any one issuer.

     If a percentage restriction is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction, except as otherwise noted.

                     MANAGEMENT OF THE TRUST

     The business and affairs of the Trust are managed under the direction of the Board of Trustees according to the applicable laws of the Commonwealth of Massachusetts and the Trust's Agreement and Declaration of Trust. The Trustees are J. Michael Earley, R. Barbara Gitenstein, Robert A. Grayson, Elizabeth J. Newell, Stanley
B. Seidler, and Roger B. Vincent. The Executive Officers of the Trust are Barnett Chernow, Myles R. Tashman, and Mary Bea Wilkinson.

     Trustees and Executive Officers of the Trust, their business addresses, and principal occupations during the past five years are:

NAME AND ADDRESS      POSITION      BUSINESS AFFILIATIONS AND
                      WITH THE      PRINCIPAL OCCUPATIONS
                      TRUST


Barnett Chernow       Vice          Executive Vice President,
Golden American Life  President     Golden American Life
Insurance Co.                       Insurance Company; Executive
1001 Jefferson Street               Vice President,  Directed
Wilmington, DE 19801                Services, Inc.; Executive Vice
                                    President, First Golden American
                                    Life Insurance Company of New
                                    York; formerly,Senior Vice
                                    President and Chief
                                    Financial Officer, Reliance
                                    Insurance Company, August
                                    1977 to July 1993.  Age 48.

J. Michael Earley     Trustee       President, and Chief
665 Locust Street                   Executive Officer, Bankers
Des Moines, IA 50309                Trust Company, Des Moines,
                                    Iowa since July 1992;
                                    President and Chief
                                    Executive Officer, Mid-
                                    America  Savings Bank,
                                    Waterloo, Iowa from April,
                                    1987 to June, 1992.  Age 51.

R. Barbara Gitenstein Trustee       Trustee  Provost, Drake
Provost Office                      University since July 1992;
202 Old Main                        Assistant Provost, State
Drake University                    University of New York from
2507 University                     August, 1991 to July, 1992;
Avenue                              Associate Provost, State
Des Moines, IA 50311-               University of New York -
4505                                Oswego from January, 1989 to
                                    August, 1991.  Age 49.

Robert A. Grayson     Trustee       Co-founder, Grayson
Grayson Associates                  Associates, Inc.; Adjunct
108 Loma Media Road                 Professor of Marketing, New
Santa Barbara, CA                   York University School of
93103                                    Business Administration;
                                    former Director, The Golden
                                    Financial Group, Inc.;
                                    former Senior Vice
                                    President, David & Charles
                                    Advertising.  Age 70.

Myles R.  Tashman     Secretary     Executive Vice President,
Golden American Life                Secretary and General Counsel,
Insurance Co.                       Golden American Life Insurance
1001 Jefferson Street               Company; Director, Executive Vice
Wilmington, DE 19801                President, Secretary and General
                                    Counsel, Directed Services, Inc.;
                                    Director, Executive Vice
                                    President, Secretary and General
                                    Counsel, First Golden American Life
                                    Insurance Company of New York;
                                    formerly, Senior Vice President
                                    and General Counsel, United Pacific
                                    Life Insurance Company (1986-
                                    1993).  Age 55.

Stanley B.  Seidler   Trustee       President, Iowa Periodicals,
P.O.  Box. 1297                     Inc. since 1990 and
3301 McKinley Avenue                President, Excell Marketing
Des Moines, IA 50321                L.C. since 1994.  Age 69.

Mary Bea Wilkinson    Treasurer     Senior Vice President & Treasurer,
Golden American Life                First Golden American Life Insurance
Insurance Co.                       Company of New York; Senior Vice
1001 Jefferson Street               President and Treasurer, Golden
Wilmington, DE 19801                American Life Insurance Co.;
                                    and President and Treasurer,
                                    Directed Services, Inc.
                                    October 1993 to December
                                    1996; Assistant Vice
                                    President, CIGNA Insurance
                                    Companies, August 1993 to
                                    October 1993; various
                                    positions with United
                                    Pacific Life Insurance
                                    Company, January 1987 to
                                    July 1993, and was Vice
                                    President and Controller
                                    upon leaving.  Age 41.

Roger B.  Vincent     Trustee       President, Springwell
Springwell                          Corporation; Director
Corporation                         Petralone, Inc.; formerly,
230 Park Avenue,                    Managing Director Bankers
New York, NY 10169                  Trust Company.  Age 52.


Elizabeth J. Newell   Trustee       President and Chief
KRAGIE/NEWELL, Inc.                 Executive Officer of
2633 Fleur Drive                    KRAGIE/NEWELL, Inc.  Age 51
Des Moines, IA 50321

     As of December 31, 1997, none of the Trustees directly owns shares of the Series. In addition, as of December 31, 1997, the Trustees and Officers as a group owned Variable Contracts that entitled them to give voting instructions with respect to less than one percent of the outstanding shares of each Series in the aggregate.

Each Trustee of the Trust who is not an interested person of the Trust or Manager or Portfolio Manager receives a fee of $6,000 for each Trustees' meeting attended and any expenses incurred in attending such meetings or carrying out their responsibilities as Trustees of the Trust. With respect to the period ended December 31, 1997, the Trust paid Trustees' Fees aggregating $105,000. The following table shows 1997 compensation by Trustee.

                              COMPENSATION TABLE

       (1)                  (2)             (3)             (4)             (5)
                                        Pension or                         Total
                         Aggregate      Retirement         Estimated       Compensation
                         Compensation   Benefits Accrued   Annual          From Registrant
Name of Person,          From           As Part of Fund    Benefits Upon   and Fund Complex
Position                 Registrant     Expenses           Retirement      Paid to Trustees

J. Michael Earley,       $   9,000      N/A                N/A             $  21,750
   Trustee

R. Barbara Gitenstein,   $   9,000      N/A                N/A             $  21,000
   Trustee

Robert A. Grayson        $  24,000      N/A                N/A             $  24,000
   Trustee

Stanley B. Seidler,      $   9,000      N/A                N/A             $  21,000
   Trustee

Elizabeth J. Newell      $   6,000      N/A                N/A             $  12,000
   Trustee

Roger B. Vincent         $  24,000      N/A                N/A             $  24,000
   Trustee

M. Norvell Young         $  24,000      N/A                N/A             $  24,000
   Trustee


     The table below lists each Variable Contract Owner who owns a Variable Contract that entitles the owner to give voting instructions with respect to 5% or more of the shares of the Series as of March 31, 1998. The address for each record owner is c/o Golden American Life Insurance Company, 1001 Jefferson Avenue, Wilmington, DE 19801.

NAME                  SERIES                PERCENTAGE
-----                 ------                ----------

David & Anita Swann   Market Manager        13.17%
Charitable Remainder
Trust

Darald Libby          Market Manager         8.22%
Charitable Remainder
Unit Trust

George Berman         Market Manager         7.32%
Charitable Remainder
Trust

Sanford Lugar         Market Manager         5.89%


     In addition, as of December 31, 1997 the General Account of
Golden American owned 9.83% of the shares of the Emerging Markets
Series and Security Equity Life owned beneficially 30.83% of the shares of the Limited Maturity Bond Series.

THE MANAGEMENT AGREEMENT

     Directed Services, Inc. ("DSI" or the "Manager") serves as Manager to the Series pursuant to a Management Agreement (the "Management Agreement") between the Manager and the Trust. DSI's address is 1001 Jefferson Street, Suite 400, Wilmington, Delaware 19801. DSI is a New York corporation that is a wholly owned subsidiary of Equitable of Iowa Companies ("Equitable of Iowa"), which, in turn, is a subsidiary of ING Groep, N.V. ("ING"). DSI is registered with the Securities and Exchange Commission as an investment adviser and a broker-dealer. The Trust currently offers the shares of its operating Series to, among others, separate accounts of Golden American Life Insurance Company ("Golden American") to serve as the investment medium for Variable Contracts issued by Golden American. DSI is the principal underwriter and distributor of the Variable Contracts issued by Golden American. Golden American is a stock life insurance company organized under the laws of the State of Delaware. Prior to December 30, 1993, Golden American was a Minnesota corporation. Golden American is an indirect wholly owned subsidiary of Equitable of Iowa.

     Pursuant to the Management Agreement, the Manager, subject to the direction of the Board of Trustees, is responsible for providing all supervisory, management, and administrative services reasonably necessary for the operation of the Trust and its Series other than the investment advisory services performed by the Portfolio Managers. These services include, but are not limited to, (i) coordinating at the Manager's expense for all Series all matters relating to the operation of the Series, including any necessary coordination among the Series' Portfolio Managers, Custodian, Dividend Disbursing Agent, Portfolio Accounting Agent (including pricing and valuation of the Series' portfolios), accountants, attorneys, and other parties performing services or operational functions for the Trust; (ii) providing the Trust and the Series, at the Manager's expense, with the services of a sufficient number of persons competent to perform such administrative and clerical functions as are necessary to ensure compliance with federal securities laws and to provide effective supervision and administration of the Trust; (iii) maintaining or supervising the maintenance by third parties selected by the Manager of such books and records of the Trust and the Series as may be required by applicable federal or state law; (iv) preparing or supervising the preparation by third parties selected by the Manager of all federal, state, and local tax returns and reports of the Trust relating to the Series required by applicable law; (v) preparing and filing and arranging for the distribution of proxy materials and

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
periodic
reports to shareholders of the Series as required by applicable law in connection with the Series; (vi) preparing and arranging for the filing of such registration statements and other documents with the Securities and Exchange Commission and other federal and state regulatory authorities as may be required by applicable law in connection with the Series; (vii) taking such other action with respect to the Trust, as may be required by applicable law, including without limitation the rules and regulations of the SEC and other regulatory agencies; and (viii) providing the Trust at the Manager's expense, with adequate personnel, office space, communications facilities, and other facilities necessary for operation of the Series contemplated in the Management Agreement. Other responsibilities of the Manager are described in the Prospectus.

     The Manager shall make its officers and employees available to the Board of Trustees and Officers of the Trust for consultation and discussions regarding the supervision and administration of the Series.

     Pursuant to the Management Agreement, the Manager is authorized to exercise full investment discretion and make all determinations with respect to the investment of a Series' assets and the purchase and sale of portfolio securities for one or more Series in the event that at any time no Portfolio Manager is engaged to manage the assets of such Series.

     The Management Agreement shall continue in effect until October 24, 1999, and from year to year thereafter, provided such continuance after August 13, 1998 is approved annually by (i) the holders of a majority of the outstanding voting securities of the Trust or by the Board of Trustees, and (ii) a majority of the Trustees who are not parties to such Management Agreement or "interested persons" (as defined in the Investment Company Act of 1940 (the "1940 Act")) of any such party. The Management Agreement, dated October 24, 1997, was approved by shareholders at a meeting held on October 9, 1997, and was approved by the Board of Trustees, including the Trustees who are not parties to the Management Agreement or interested persons of such parties, at a meeting held on August 19, 1997. The Management Agreement may be terminated without penalty by vote of the Trustees or the shareholders of the Series or by the Manager, on 60 days' written notice by either party to the Management Agreement, and will terminate automatically if assigned as that term is described in the 1940 Act.

     Prior to October 24, 1997, DSI served as the manager to the Trust pursuant to a Management Agreement dated August 13, 1996, and prior to August 13, 1996, DSI served as manager to the Trust pursuant to a Management Agreement dated October 1, 1993.

     Gross fees paid to the Manager under the Management
Agreement (pursuant to which the Manager provides all services reasonably necessary for the operation of the Trust) for the fiscal year ended December 31, 1997 were as follows: Multiple Allocation Series -- $2,635,937; Strategic Equity Series -- $349,342; Fully Managed Series -- $1,489,989; Limited Maturity
Bond Series -- $454,759; Hard Assets Series -- $462,391; Real
Estate Series -- $610,484; All-Growth Series -- $730,308; Capital Appreciation Series -- $1,664,222; Rising Dividends Series -- $1,794,223; Emerging Markets Series -- $845,128; Liquid Asset
Series -- $289,064; Small Cap Series -- $472,567; Value Equity Series -- $591,757; Managed Global Series -- $1,238,851 and Market Manager Series -- 63,228. Gross fees paid to the Manager under the Management Agreement (pursuant to which the Manager provides all services reasonably necessary for the operation of the Trust) for the fiscal year ended December 31, 1996 were as follows:
Multiple Allocation Series -- $2,892,936; Strategic Equity Series -- $195,979; Fully Managed Series -- $1,266,104; Limited Maturity
Bond Series -- $497,345; Hard Assets Series - - $362,600; Real Estate Series -- $371,844; All-Growth Series -- $910,039; Capital Appreciation Series -- $1,335,410; Rising Dividends Series -- $989,772; Emerging Markets Series -- $791,005; Liquid Asset
Series -- $240,479; Small Cap Series -- $180,699 and Value Equity Series -- $379,126. Gross fees paid to the Manager under the Management Agreement (pursuant to which the Manager provides all services reasonably necessary for the operation of the Trust) for the fiscal year ended December 31, 1995 were as follows: Multiple Allocation Series -- $3,056,095; Strategic Equity Series (commencement of operation October 2, 1995) -- $11,085; Fully Managed Series -- $1,102,160; Limited Maturity Bond Series -- $516,872; Hard Assets Series - - $291,869; Real Estate Series -- $347,823; All-Growth Series -- $832,889; Capital Appreciation
Series -- $1,055,352; Rising Dividends Series -- $641,200;
Emerging Markets Series -- $817,859; Liquid Asset Series -- $254,546; and Value Equity Series -- $108,140. The management fee payable to the Manager for the Market Manager Series for the fiscal year ending December 31, 1995 was waived in part ($6,748) by the Manager and paid in part ($44,976) by the Series.

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
     For the period from September 1, 1996 to December 31, 1996 the Managed Global Series paid the Manager fees of $349,038. For the period from January 1 through August 30, 1996 and the fiscal year ended December 31, 1995, the predecessor of the Managed Global Series of the Series paid management fees of $211,615, and $293,930, respectively.

     The Trust, DSI, and each Portfolio Manager entered into Portfolio Management Agreements dated and effective as of October 24, 1997. The Portfolio Management Agreements were approved by the Trustees of the Trust at a meeting held on August 19, 1997 and were approved by shareholders of each Series of the Trust at a meeting held on October 9, 1997.


     Pursuant to the separate Portfolio Management Agreements, the Manager (and not the Trust) pays each Portfolio Manager for its services a monthly fee at annual rates which are expressed as percentages of the average daily net assets of each Series. For the fiscal year ending December 31, 1997, the Manager (and not the Trust) paid the Portfolio Managers the following amounts:
Zweig Advisors Inc.  -- $1,339,369 for the Multiple Allocation
Series and $200,373 for the Strategic Equity Series; T. Rowe
Price Associates, Inc.-- $757,091 for the Fully Managed Series; Putnam Investment Management, Inc. -- $462,738 for the Emerging Markets Series and $664,883 for the Managed Global Series;
Van Eck Associates Corp. -- $234,949 for the Hard Assets
Series; Chancellor LGT Asset Management Inc. -- $845,622 for the Capital Appreciation Series; Kayne Anderson
Investment Management, L.P. -- $911,678 for the Rising Dividends Series; EII Realty Securities, Inc. -- $310,198 for the Real
Estate Series; Eagle Asset Management, Inc. -- $301,429 for the
Value Equity Series; and Pilgrim Baxter & Associated, Ltd. -- $396,195 for the All-Growth Series; Equitable Investment Services, Inc. -- $84,766 for Liquid Assets Series, $198,601 for Limited Maturity Bond Series and $31,614 for Market Manager Series; and
Fred Alger Management, Inc. -- $240,119 for Small Cap Series.
For the fiscal year ended December 31, 1996, the Manager (and not the Trust) paid the Portfolio Managers the following amounts:
Zweig Advisors Inc. -- $1,458,329 for the Multiple Allocation Series and $98,793 for the Strategic Equity Series ; T. Rowe Price Associates, Inc.-- $638,243 for the Fully Managed Series; Bankers Trust Company -- $395,503 for the Emerging Markets Series and
$28,992 for the Market Manager Series; Van Eck Associates Corp.
- -- $182,786 for the Hard Assets Series; Chancellor LGT Asset Management Inc. -- $673,180 for the Capital Appreciation Series; Kayne Anderson Investment Management, L.P. -- $498,776 for the
Rising Dividends Series; EII  Realty Securities, Inc. --
$187,447 for the Real Estate Series; Eagle Asset Management, Inc.
- -- $191,117 for the Value Equity Series; and Warburg, Pincus Counsellors, Inc. -- $458,750 for the All-Growth Series. For the fiscal period of September 1, 1996 to December 31, 1996 the Manager (and not the Trust) paid Warburg, Pincus Counsellors,
Inc. $170,010 on behalf of the Managed Global Series. For the fiscal period January 1, 1996 to August 31, 1996, Warburg, Pincus Counsellors, Inc. received $317,424 from the predecessor and the Managed Global Series. For the fiscal period of January 1, 1996 to August 12, 1996 the Manager paid Bankers Trust Company $44,413 for the Liquid Asset Series and $135,897 for the Limited Maturity Bond Series. For the fiscal period of August 13, 1996 to
December 31, 1996 the Manager paid Equitable Investment Services, Inc.$28,206 for the Liquid Asset Series and $79,768 for the Limited Maturity Bond Series. For the fiscal year ended December
31, 1995, the Manager (and not the Trust) paid the Portfolio
Managers the following amounts: Zweig Advisors Inc.  --
$1,623,170 for the Multiple Allocation Series and $5,543 for the Strategic Equity Series (operation commencement from October 2,
1995); T. Rowe Price Associates, Inc. -- $552,676 for the Fully Managed Series; Bankers Trust Company -- $222,697 for the Limited Maturity Bond Series, $410,190 for the Emerging Markets Series, $76,360 for the Liquid Asset Series and $22,410 for the Market Manager Series; Van Eck Associates Corp. -- $150,474 for the
Hard Assets Series; Chancellor LGT Asset Management, Inc. -- $559,368 for the Capital Appreciation Series; Kayne, Anderson Investment Management, L.P. -- $325,429 for the Rising Dividends Series; EII Realty Securities, Inc. --$174,495 for the Real
Estate Series; Eagle Asset Management, Inc.  -- $54,070 for the
Value Equity Series; and Warburg, Pincus Counsellors, Inc. -- $417,408 for the All-Growth Series.

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     For the fiscal year ended December 31, 1995 the
predecessor of the Managed Global Series paid portfolio management fees of $440,770.

DISTRIBUTION OF TRUST SHARES

     Directed Services, Inc. ("DSI") serves as the Series' Distributor. DSI is not obligated to sell a specific amount of the Series' shares. DSI bears all expenses of providing distribution services including the costs of sales presentations, mailings, advertising, and any other marketing efforts by DSI in connection with the distribution or sale of the shares.

PURCHASES AND REDEMPTIONS

     For information on purchase and redemption of shares, see "Purchase of Shares" and "Redemption of Shares" in the Prospectuses. The Trust may suspend the right of redemption of shares of any Series and may postpone payment beyond seven days for any period: (i) during which the New York Stock Exchange is closed other than customary weekend and holiday closing or during which trading on the New York Stock Exchange is restricted; (ii) when the Securities and Exchange Commission determines that a state of emergency exists which may make payment or transfer not reasonably practicable; (iii) as the Securities and Exchange Commission may by order permit for the protection of the security holders of the Trust; or (iv) at any other time when the Trust may, under applicable laws and regulations, suspend payment on the redemption of its shares. If the Board of Trustees should determine that it would be detrimental to the best interests of the remaining shareholders of a Series to make payment wholly or partly in cash, the Series may pay the redemption price in whole or in part by a distribution in kind of securities from the portfolio of the Series, in lieu of cash, in conformity with applicable rules of the Securities and Exchange Commission. If shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets into cash.

              PORTFOLIO TRANSACTIONS AND BROKERAGE

INVESTMENT DECISIONS

     Investment decisions for each Series are made by the Portfolio Manager of each Series. Each Portfolio Manager has investment advisory clients other than the Series. A particular security may be bought or sold by a Portfolio Manager for certain clients even though it could have been bought or sold for other clients at the same time. It also sometimes happens that two or more clients simultaneously purchase or sell the same security, in which event each day's transactions in such security are, insofar as possible, allocated between such clients in a manner deemed fair and reasonable by the Portfolio Manager. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Portfolio Manager, and the results of such allocations, are subject to periodic review by the Trust's Manager and Board of Trustees. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients.

     The Portfolio Manager for a Series may receive research services from many broker-dealers with which the Portfolio Manager places the Series' portfolio transactions. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities, and recommendations as to the purchase and sale of securities. Some of these services may be of value to the Portfolio Manager and its affiliates in advising its various clients (including the Series), although not all of these services are necessarily useful and of value in managing a Series.

BROKERAGE AND RESEARCH SERVICES

     The Portfolio Manager for a Series places all orders for the purchase and sale of portfolio securities, options, and futures

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
contracts for a Series through a substantial number of brokers and dealers or futures commission merchants. In executing transactions, the Portfolio Manager will attempt to obtain the best execution for a Series taking into account such factors as price (including the applicable brokerage commission or dollar spread), size of order, the nature of the market for the security, the timing of the transaction, the reputation, experience and financial stability of the broker-dealer involved, the quality of the service, the difficulty of execution and operational facilities of the firms involved, and the firm's risk in positioning a block of securities. In transactions on stock exchanges in the United States, payments of brokerage commissions are negotiated. In effecting purchases and sales of portfolio securities in transactions on United States stock exchanges for the account of the Trust, the Portfolio Manager may pay higher commission rates than the lowest available when the Portfolio Manager believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction, as described below. In the case of securities traded on some foreign stock exchanges, brokerage commissions may be fixed and the Portfolio Manager may be unable to negotiate commission rates for these transactions. In the case of securities traded on the over-the-counter markets, there is generally no stated commission, but the price includes an undisclosed commission or markup. There is generally no stated commission in the case of fixed income securities, which are generally traded in the over-the-counter markets, but the price paid by the Series usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the Series includes a disclosed, fixed commission or discount retained by the underwriter or dealer. Transactions on U.S. stock exchanges and other agency transactions involve the payment by the Series of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction.

     It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research services from broker-dealers which execute portfolio transactions for the clients of such advisers. Consistent with this practice, the Portfolio Manager for a Series may receive research services from many broker-dealers with which the Portfolio Manager places the Series' portfolio transactions. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services may be of value to the Portfolio Manager and its affiliates in advising its various clients (including the Series), although not all of these services are necessarily useful and of value in managing a Series. The advisory fee paid by the Series to the Portfolio Manager is not reduced because the Portfolio Manager and its affiliates receive such services.

     As permitted by Section 28(e) of the Securities Exchange Act of 1934, the Portfolio Manager may cause a Series to pay a broker-dealer, which provides "brokerage and research services" (as defined in the Act) to the Portfolio Manager, a disclosed commission for effecting a securities transaction for the Series in excess of the commission which another broker-dealer would have charged for effecting that transaction.

     A Portfolio Manager may place orders for the purchase and sale of exchange-listed portfolio securities with a broker-dealer that is an affiliate of the Portfolio Manager where, in the judgment of the Portfolio Manager, such firm will be able to obtain a price and execution at least as favorable as other qualified brokers.

     Pursuant to rules of the Securities and Exchange Commission, a broker-dealer that is an affiliate of the Manager or a Portfolio Manager or, if it is also a broker-dealer, the Portfolio Manager may receive and retain compensation for effecting portfolio transactions for a Series on a national securities exchange of which the broker-dealer is a member if the transaction is "executed" on the floor of the exchange by another broker which is not an "associated person" of the affiliated broker-dealer or Portfolio Manager, and if there is in effect a written contract between the Portfolio Manager and the Trust expressly permitting the affiliated broker-dealer or Portfolio Manager to receive and retain such compensation. The Portfolio Management Agreements provide that each Portfolio Manager may retain compensation on transactions effected for a Series in accordance with the terms of these rules.

     Securities and Exchange Commission rules further require that commissions paid to such an affiliated broker-dealer or Portfolio Manager by a Series on exchange transactions not exceed "usual and customary brokerage commissions." The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other

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
brokers in
connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The Board of Trustees has adopted procedures for evaluating the reasonableness of commissions paid to broker-dealers that are affiliated with Portfolio Managers or to Portfolio Managers that are broker-dealers and will review these procedures periodically. Watermark Securities, Inc., Zweig Securities Corp., KA Associates, Inc., Raymond James & Associates, Inc., and Fred Alger & Company, Incorporated are registered broker-dealers, and each is an affiliate of a Portfolio Manager. Certain affiliates of Robert Fleming Holdings Limited and Jardine Fleming Group Limited are broker-dealers affiliated with T. Rowe Price Associates, Inc. Any of the above firms may retain compensation on transactions effected for a Series in accordance with these rules and procedures.

     For the fiscal year ended December 31, 1997, the Multiple Allocation Series, Strategic Equity Series, Fully Managed Series, Limited Maturity Bond Series, Emerging Markets Series, Liquid Asset Series, Market Manager Series, Hard Assets Series, Real Estate Series, Capital Appreciation Series, Rising Dividends Series, Value Equity Series, Managed Global Series, All-
Growth Series and Small Cap Series paid brokerage commissions of $315,130, $82,710, $113,636, $0, $614,405, $0, $0, $249,483,
$112,726, $174,820, $163,515, $219,706, $811,015, $231,719, and
$150,934, respectively. The Multiple Allocation Series and Strategic Equity Series paid brokerage commissions of $33,263 and $1,788 (10.55% and 2.16% of its total brokerage commissions), respectively, to Zweig Securities. The Value Equity Series paid brokerage commissions of $13,239 (6.03% of its total brokerage commissions) to Raymond James & Associates, Inc. The Hard Assets Series paid brokerage commissions of $900 (0.36% of its total brokerage commissions) to Raymond James & Associates, Inc. The Small Cap Series paid brokerage commissions of $150,041 (99.41% of its total brokerage commissions) to Fred Alger.

     For the fiscal year ended December 31, 1996, the Multiple Allocation Series, Strategic Equity Series, Fully Managed Series, Limited Maturity Bond Series, Emerging Markets Series, Liquid Asset Series, Market Manager Series, Hard Assets Series, Real Estate Series, Capital Appreciation Series, Rising Dividends Series, Value Equity Series, Managed Global Series, and All-Growth Series paid brokerage commissions of $472,297, $55,015, $127,213, $0, $541,589, $0, $0, $138,086, $52,435, $188,794,
$72,044, $121,872,$191,843, and $333,960, respectively.  The
Multiple Allocation Series paid brokerage commissions of $42,834 (9.07% of its total brokerage commissions) to Zweig Securities. The Value Equity Series paid brokerage commissions of $2,550 (2.09% of its total brokerage commissions) to Raymond James & Associates, Inc. The Capital Appreciation Series paid brokerage commissions of $1,920 (1.02% of its total brokerage commissions) to Raymond James & Associates, Inc. The Fully Managed Series paid brokerage commissions of $150 (0.12% of its total brokerage commissions) to Raymond James & Associates, Inc. The Hard Assets Series paid brokerage commissions of $150 (0.11% of its total brokerage commissions) to Raymond James & Associates, Inc. The Small Cap Series paid brokerage commissions of $33,058 (78.34% of its total brokerage commissions) to Fred Alger. The Emerging Markets Series paid brokerage commissions of $64,131 and $2,113 (11.84% and 0.39% of its total brokerage commissions) to Jardine Fleming and Robert Fleming, respectively. The Managed Global Series paid brokerage commissions of $3,041 (1.59% of its total brokerage commissions) to Jardine Fleming. The Strategic Equity Series paid brokerage commissions of $435 (0.79% of its total brokerage commissions) to Zweig Securities.

     For the fiscal year ended December 31, 1995, the Multiple Allocation Series, Strategic Equity Series (operation commencement from October 2, 1995), Fully Managed Series, Limited Maturity Bond Series, Emerging Markets Series, Liquid Asset Series, Market Manager Series, Hard Assets Series, Real Estate Series, Capital Appreciation Series, Rising Dividends Series, Value Equity Series and All-Growth Series paid brokerage commissions of $519,963, $10,355, $321,876, $0, $600,724, $0,
$1,575, $40,242, $113,534, $235,075, $82,924, $59,789 and
$193,100, respectively. The Multiple Allocation Series paid brokerage commissions of $86,365 (16.61% of its total brokerage commissions) to Watermark Securities, Inc. The Market Manager Series paid brokerage commissions of $1,425 (90.48% of its total brokerage commissions) to BT Brokerage Corporation. The Value Equity Series paid brokerage commissions of $240 (0.40% of its total brokerage commissions) to Raymond James & Associates, Inc.

                         NET ASSET VALUE

     As indicated under "Net Asset Value" in the Prospectuses, the Series' net asset value per share for the purpose of pricing purchase and redemption orders is determined at or about 4:00 P.M., New York City time, on each day the New York Stock Exchange is open for trading, exclusive of federal holidays.

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     The Liquid Asset Series' portfolio securities are valued
using the amortized cost method of valuation. This involves valuing a security at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Series would receive if it sold the instrument. During such periods the yield to investors in the Series may differ somewhat from that obtained in a similar investment company which uses available market quotations to value all of its portfolio securities.

     The Securities and Exchange Commission's regulations require the Liquid Asset Series to adhere to certain conditions. The Trustees, as part of their responsibility within the overall duty of care owed to the shareholders, are required to establish procedures reasonably designed, taking into account current market conditions and the Series' investment objectives, to stabilize the net asset value per share as computed for the purpose of distribution and redemption at $1.00 per share. The Trustees' procedures include a requirement to periodically monitor, as appropriate and at such intervals as are reasonable in light of current market conditions, the relationship between the amortized cost value per share and the net asset value per share based upon available indications of market value. The Trustees will consider what steps should be taken, if any, in the event of a difference of more than 1/2 of 1% between the two.
The Trustees will take such steps as they consider appropriate (e.g., selling securities to shorten the average portfolio maturity) to minimize any material dilution or other unfair results which might arise from differences between the two. The Series also is required to maintain a dollar-weighted average portfolio maturity of 90 days or less, to limit its investments to instruments having remaining maturities of 13 months or less (except securities held subject to repurchase agreements having 13 months or less to maturity) and to invest only in securities determined by the Portfolio Manager under procedures established by the Board of Trustees to be of high quality with minimal credit risks.

                     PERFORMANCE INFORMATION

     The Trust may, from time to time, include the current yield and effective yield of its Liquid Asset Series, the yield of the remaining Series, and the total return of all Series in advertisements or sales literature. In the case of Variable Contracts, performance information for the Series will not be advertised or included in sales literature unless accompanied by comparable performance information for a separate account to which the Series offer their shares.

     Current yield for Liquid Asset Series will be based on the change in the value of a hypothetical investment (exclusive of capital charges) over a particular seven-day period, less a pro-rata share of Series expenses accrued over that period (the "base period"), and stated as a percentage of the investment at the start of the base period (the "base period return"). The base period return is then annualized by multiplying by 365/7, with the resulting yield figure carried to at least the nearest hundredth of one percent. "Effective yield" for the Liquid Asset Series assumes that all dividends received during an annual period have been reinvested. Calculation of "effective yield" begins with the same "base period return" used in the calculation of yield, which is then annualized to reflect weekly compounding pursuant to the following formula:

Effective Yield = [ ( (Base Period Return) + 1 ) ^ 365/7 ] - 1

     Quotations of yield for the remaining Series will be based on all investment income per share earned during a particular 30-day period (including dividends and interest and calculated in accordance with a standardized yield formula adopted by the Securities and Exchange Commission), less expenses accrued during the period ("net investment income"), and are computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:

                   YIELD = 2 [((a-b)/cd  + 1 )^6 - 1 ]
     where,
          a = dividends and interest earned during the period,

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
          b = expenses accrued for the period (net of reimbursements), c = the average daily number of shares outstanding during the period that were entitled to receive dividends, and d = the maximum offering price per share on the last day of the period.

     Quotations of average annual total return for a Series will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Series over certain periods that will include periods of one, five, and ten years (or, if less, up to the life of the Series), calculated pursuant to the following formula: P (1 + T)n = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). Quotations of total return may also be shown for other periods. All total return figures reflect the deduction of a proportional share of Series expenses on an annual basis, and assume that all dividends and distributions are reinvested when paid.

     For the period of January 3, 1989 (inception of the Trust) to December 31, 1997 and for the five- and one-year periods ended December 31, 1997 the average annual total return for each Series was as follows: 9.91%, 10.78%, and 17.44% for the Multiple
Allocation Series; 9.37%, 10.08%, and 15.27% for the Fully Managed Series; 6.79%, 5.46%, and 6.67% for the Limited Maturity Bond
Series; 5.53%, 4.14%, and 5.87% for the All-Growth Series;
12.59%, 19.29%, and 22.79% for the Real Estate Series; 9.93%,
19.20%, and 6.22% for the Hard Assets Series; and 5.16%, 4.38%, and 5.07% for the Liquid Asset Series. For the period of May 4,
1992 (inception of the Capital Appreciation Series) to December 31, 1997 and for the five- and one-year period ended December 31, 1997, the average total return for the Capital Appreciation
Series was 16.61%, 16.56%, and 28.95%.  For the period of October
1, 1993 (inception of the Rising Dividends and Emerging Markets
Series) to December 31, 1997 and for the one-year period ended
December 31, 1997, the average total return for the Rising Dividends Series was 19.48% and 29.82% and the average annual total return for the Emerging Markets Series was -1.89% and -9.37%. For the period of November 14, 1994 (inception of the Market Manager
Series) to December 31, 1997 and for the one-year period ended
December 31, 1997, the average total return for the Market Manager Series was 24.62% and 33.82%. For the period of January 1, 1995 (inception of the Value Equity Series) to December 31, 1997 and for the one-year period ended December 31, 1997, the average total return for the Value Equity Series was 24.01% and 27.28%. For the period of October 2, 1995 (inception of the Strategic Equity Series) to December 31, 1997 and for the one-year period ended December 31, 1997, the average total return for the Strategic Equity Series was 18.92% and 23.16%. For the period ended January 3, 1996 (inception for the Small Cap Series) to December 31, 1997, and for the one-year period ended December 31, 1997 the total return for the Small Cap Series was 15.17% and 10.32%.

     The Managed Global Series is a successor to the Managed Global Account of Separate Account D of Golden American. As of September 3, 1996, the investment-related assets of the Managed Global Account of Separate Account D were transferred to a newly created division of Separate Account B of Golden American. Simultaneously, Separate Account B exchanged the investment-related assets for shares of the Managed Global Series, a newly created Series of the Trust. The following information regarding average total return is restated from the Managed Global Account of Separate Account D. The total return figures reflect the deduction of certain expenses, including the management fees, custodian fees, fees of the Board of Governors of Separate Account D, and other expenses. For the period of October 21, 1992 (commencement of operations) to December 31, 1997 and for the five- and one-year period ended December 31, 1997, the average total return for the Managed Global Series was 4.46%, 4.61% and 12.17%, respectively.

     Each Series may be categorized as to its market capitalization make-up ("large cap," mid cap" or "small cap") with regard to the market capitalization of the issuers whose securities it holds. A Series average or median market capitalization may also be cited. Certain other statistical measurements may be used to provide measures of a Series' characteristics. Some of these statistical measures include without limitation: median or average P/E ratios, duration and beta. Median and average P/E ratios are measures describing the relationship between the price of a Series' various securities and their earnings per share. Duration is a weighted-average term-to-maturity of the bond's cash flows, the weights being the present value of each cash flow as a percentage of the bond's full price.

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Beta is a historical measure of a portfolio's market
risk; a Beta of 1.10 indicates that the portfolio's returns tended to be 10% higher (lower) than the market return during periods in which market returns were positive (negative).

     Performance information for a Series may be compared, in advertisements, sales literature, and reports to shareholders to:
(i) the Standard & Poor's 500 Stock Index ("S&P 500"), the Dow Jones Industrial Average ("DJIA"), the Lehman Brothers Government Bond Index, the Donoghue Money Market Institutional Averages, the Lehman Brothers Government Corporate Index, the Salomon High Yield Index, or other indexes that measure performance of a pertinent group of securities, (ii) other groups of mutual funds tracked by Lipper Analytical Services, Inc., a widely used independent research firm which ranks mutual funds by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons who rank mutual funds on overall performance or other criteria; and (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in the Series. Unmanaged indexes may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

     Reports and promotional literature may also contain other information including (i) the ranking of any Series derived from rankings of mutual funds or other investment products tracked by Lipper Analytical Services, Inc. or by other rating services, companies, publications, or other persons who rank mutual funds or other investment products on overall performance or other criteria, and (ii) the effect of tax deferred compounding on a Series' investment returns, or returns in general, which may be illustrated by graphs, charts, or otherwise, and which may include a comparison, at various points in time, of the return from an investment in a Series (or returns in general) on a tax-deferred basis (assuming one or more tax rates) with the return on a taxable basis.

     In addition, reports and promotional literature may contain information concerning the Manager, the Portfolio Managers, or affiliates of the Trust, the Manager, or the Portfolio Managers, including (i) performance rankings of other mutual funds managed by a Portfolio Manager, or the individuals employed by a Portfolio Manager who exercise responsibility for the day-to-day management of a Series, including rankings of mutual funds published by Morningstar, Inc., Value Line Mutual Fund Survey, or other rating services, companies, publications, or other persons who rank mutual funds or other investment products on overall performance or other criteria; (ii) lists of clients, the number of clients, or assets under management; and (iii) information regarding services rendered by the Manager to the Trust, including information related to the selection and monitoring of the Portfolio Managers. Reports and promotional literature may also contain a description of the type of investor for whom it could be suggested that a Series is intended, based upon each Series' investment objectives.

     In the case of Variable Contracts, quotations of yield or total return for a Series will not take into account charges and deductions against any Separate Accounts to which the Series shares are sold or charges and deductions against the life insurance policies or annuity contracts issued by Golden American, although comparable performance information for the Separate Account will take such charges into account.
Performance information for any Series reflects only the performance of a hypothetical investment in the Series during the particular time period on which the calculations are based. Performance information should be considered in light of the Series' investment objective or objectives and investment policies, the characteristics and quality of the portfolios, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.

                            TAXATION

     The following discussion summarizes certain U.S. federal tax considerations incident to an investment in a Series.

     Each Series intends to qualify annually and to elect to be treated as a regulated investment company under the Internal
Revenue Code of 1986, as amended (the "Code").

     To qualify as a regulated investment company, each Series generally must, among other things: (i) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived

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with respect to its business
of investing in such stock, securities, or currencies (to satisfy this requirement, it is intended that the Series investing in gold and other commodities will be managed so that the gross income derived from its investments in gold and other commodities and future contracts on gold and other commodities, when combined with any other gross income of the Series which is not derived from qualifying sources, will not exceed 10% of the Series' gross income during any fiscal year); (ii) diversify its holdings so that, at the end of each quarter of the taxable year, (a) at least 50% of the market value of the Series' assets is represented by cash, cash items, U.S. Government securities, the securities of other regulated investment companies, and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Series' total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities of any one issuer
(other than U.S. Government securities or the securities of other regulated investment companies), or of two or more issuers which the Series controls (as that term is defined in the relevant provisions of the Code) and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses; and (iii) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest, and net short-term capital gains in excess of any net long-term capital losses) each taxable year.

     A Series qualifying as a regulated investment company generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (any net long-term capital gains in excess of the net short-term capital losses), if any, that it distributes to shareholders. Each Series intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and any net capital gains.

     Generally, regulated investment companies, like the Series, must distribute amounts on a timely basis in accordance with a calendar year distribution requirement in order to avoid a nondeductible 4% excise tax. Generally, to avoid the tax, a regulated investment company must distribute during each calendar year, an amount at least equal to the sum of (i) 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (ii) 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the twelve-month period ending on October 31 of the calendar year, and (iii) all ordinary income and capital gains for previous years that were not distributed during such years. To avoid application of the excise tax, each Series intends to make its distributions in accordance with the calendar year distribution requirement. A distribution is treated as paid on December 31 of the calendar year if it is declared by a Series in October, November, or December of that year to shareholders of record on a date in such a month and paid by the Series during January of the following calendar year. Such distributions are taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. The excise tax provisions described above do not apply to a regulated investment company, like a Series, all of whose shareholders at all times during the calendar year are (i) segregated asset accounts of life insurance companies where the shares are held in connection with variable contracts or (ii) tax-exempt retirement trusts described in Code
Section 401(a). (For this purpose, any shares of a Series attributable to an investment in the Series not exceeding $250,000 made in connection with the organization of the Series shall not be taken into account.) Accordingly, if this condition regarding the ownership of shares of a Series is met, the excise tax will be inapplicable to that Series.

     Some of the Series may invest in stocks of foreign companies that are classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign company is classified as a PFIC if at least one-half of its assets constitutes investment-type assets or 75% or more of its gross income is investment-type income. Under the PFIC rules, an "excess distribution" received with respect to PFIC stock is treated as having been realized ratably over the period during which a Series held the PFIC stock. A Series itself will be subject to tax on the portion, if any, of the excess distribution that is allocated to a Series' holding period in prior taxable years (an interest factor will be added to the tax, as if the tax had actually been payable in such prior taxable years) even though a Series distributes the corresponding income to shareholders. Excess distributions include any gain

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
from the sale of PFIC stock
as well as certain distributions from a PFIC. All excess distributions are taxable as ordinary income.

     A Series may be able to elect alternative tax treatment with respect to PFIC stock. Under an election that currently may be available, a Series generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether any distributions are received from the PFIC. If this election is made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. In addition, another election may be available that would involve marking to market a Series' PFIC stock at the end of each taxable year (and on certain other dates prescribed in the Code), with the result that unrealized gains are treated as though they were realized although any such gains recognized will be ordinary income rather than capital gain. If this election were made, tax at the Series level under the PFIC rules would be eliminated, but a Series could, in limited circumstances, incur nondeductible interest charges. A Series' intention to qualify annually as a regulated investment company may limit a Series' elections with respect to PFIC stock.

     Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC stock, as well as subject a Series itself to tax on certain income from PFIC stock, the amount that must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC stock.

     Certain options, futures contracts, and forward contracts in which a Series may invest are "Section 1256 contracts." Gains or losses on Section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses; however, foreign currency gains or losses arising from certain Section 1256 contracts may be treated as ordinary income or loss. Also,
Section 1256 contracts held by a Series at the end of each taxable year (and at certain other times as prescribed pursuant to the Code) are "marked to market" with the result that unrealized gains or losses are treated as though they were realized.

     Generally, the hedging transactions undertaken by a Series may result in "straddles" for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Series. In addition, losses realized by a Series on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to a Series of hedging transactions are not entirely clear. The hedging transactions may increase the amount of short-term capital gain realized by a Series which is taxed as ordinary income when distributed to shareholders.

     A Series may make one or more of the elections available under the Code which are applicable to straddles. If a Series makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

     Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased as compared to a fund that did not engage in such hedging transactions.

     Income received by a Series from sources within a foreign country may be subject to withholding and other taxes imposed by that country. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes.

     Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Series of the Trust accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign

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
currency and the time
that Series actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures contracts, forward contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as "section 988" gains or losses, may increase or decrease the amount of a Series' investment company taxable income to be distributed to its shareholders as ordinary income.

     To comply with regulations under Section 817(h) of the Code, each Series of the Trust generally will be required to diversify its investments so that on the last day of each quarter of a calendar year, no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For additional information on the application of the asset diversification requirements under Code Section 817(h), and the asset diversification requirements applicable to regulated investment companies, potential investors in the Market Manager Series should see "Federal Income Tax Status" in the Market Manager Series' Prospectus.

     Generally, securities of a single issuer are treated as one investment and obligations of each U.S. Government agency and instrumentality (such as the Government National Mortgage
Association) are treated for purposes of Section 817(h) as issued by separate issuers.

     In connection with the issuance of the diversification regulations, the Treasury Department announced that it would issue future regulations or rulings addressing the circumstances in which a variable contract owner's control of the investments of a separate account may cause the contract owner, rather than the insurance company, to be treated as the owner of the assets held by the separate account. If the variable contract owner is considered the owner of the securities underlying the separate account, income and gains produced by those securities would be included currently in the contract owner's gross income. Among the areas in which Treasury has indicated informally that it is concerned that there may be too much contract owner control is where a mutual fund (or series) underlying a separate account invests solely in securities issued by companies in a specific industry.

     These future rules and regulations proscribing investment control may adversely affect the ability of certain Series of the Trust to operate as described in this Prospectus. There is, however, no certainty as to what standards, if any, Treasury will ultimately adopt.

     In the event that unfavorable rules, regulations or positions are adopted, there can be no assurance that the Series will be able to operate as currently described in the Prospectus, or that a Series will not have to change its investment objective or objectives, investment policies, or investment restrictions. While a Series' investment objective is fundamental and may be changed only by a vote of a majority of its outstanding shares, the Trustees have reserved the right to modify the investment policies of a Series as necessary to prevent any such prospective rules, regulations and positions from causing the Variable Contract Owners to be considered the owners of the assets underlying the Separate Accounts.

     The requirements applicable to a Series' qualification as a regulated investment company and its compliance with the diversification test under Code Section 817(h) may limit the extent to which a Series will be able to engage in transactions in options, futures contracts or forward contracts, investments in precious metals, and in short sales.

     Debt securities purchased by the Series (such as zero coupon bonds) may be treated for U.S. Federal income tax purposes as having original issue discount. Original issue discount is treated as interest for Federal income tax purposes and can generally be defined as the excess of the stated redemption price at maturity over the issue price. Original issue discount, whether or not cash payments actually are received by the Series, is treated for Federal income tax purposes as income earned by the Series, and therefore is subject to the distribution requirements of the Code. Generally, the amount of original issue discount included in the income of the Series each year is determined on the basis of a constant yield to maturity which takes into account the compounding of accrued interest.

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     In addition, debt securities may be purchased by the Series at a discount which exceeds the original issue discount remaining on the securities, if any, at the time the Series purchased the securities. This additional discount represents market discount for income tax purposes. Treatment of market discount varies depending upon the maturity of the debt security. Generally, in the case of any debt security having a fixed maturity date of more than one year from the date of issue and having market discount, the gain realized on disposition will be treated as ordinary income to the extent it does not exceed the accrued market discount on the security (unless the Series elects for all its debt securities having a fixed maturity date of more than one year from the date of issue to include market discount in income in tax years to which it is attributable). Generally, market discount accrues on a daily basis. For any debt security having a fixed maturity date of not more than one year from the date of issue, special rules apply which may require in some circumstances the ratable inclusion of income attributable to discount at which the bond was acquired as calculated under the Code. The Series may be required to capitalize, rather than deduct currently, part or all of any net direct interest expense on indebtedness incurred or continued to purchase or carry any debt security having market discount (unless the Series makes the election to include market discount currently).

DISTRIBUTIONS

     Distributions of investment company taxable income (which includes among other items, interest, dividends, and net realized short-term capital gains in excess of net realized long-term capital losses) and of net realized capital gains, whether received in cash or additional shares are includable in the gross income of the shareholder. Distributions of investment company taxable income are treated as ordinary income for tax purposes.
Net capital gains designated as capital gains dividends by a Series will, to the extent distributed, be treated as long-term capital gains regardless of the length of time a shareholder may have held the shares. Capital gains dividends may be taxed at one of several different rates. A distribution will be treated as paid on December 31 of the calendar year if it is declared by a Series in October, November, or December of that year to shareholders of record on a date in such a month and paid by the Series during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which they are declared, rather than the calendar year in which they are received. Distributions received by tax-exempt shareholders will not be subject to federal income tax to the extent permitted under the applicable tax exemption.

OTHER TAXES

     Distributions may also be subject to additional state, local and foreign taxes, depending on each shareholder's particular situation. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Series. Depending upon the nature and extent of a Series' contacts with a state or local jurisdiction, the Series may be subject to the tax laws of such jurisdiction if it is regarded under applicable law as doing business in, or as having income derived from, the jurisdiction.

                        OTHER INFORMATION

CAPITALIZATION

     The Trust is a Massachusetts business trust established under an Agreement and Declaration of Trust dated August 3, 1988 and currently consists of twenty-four Series. The twenty-three Series that are discussed in this Statement of Additional Information and accompanying prospectuses and a Series that is described in an additional prospectus and statement of additional information are operational. The capitalization of the Trust consists of an unlimited number of shares of beneficial interest with a par value of $0.001 each. The Board of Trustees may establish additional Series (with different investment objectives and fundamental policies) at any time in the future. Establishment and offering of additional Series will not alter the rights of the Trust's shareholders, the Separate Accounts. When issued in accordance with the terms of the Agreement and Declaration of Trust, shares are fully paid, redeemable, freely transferable, and non-assessable by the Trust. Shares do not have preemptive rights or subscription rights. In liquidation of a Series of the Trust, each shareholder is entitled to receive his or her pro rata share of the net assets of that Series.

     On January 31, 1992, the name of the Trust was changed to The GCG Trust. Prior to that change, the name of the Trust was The Specialty Managers Trust.

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VOTING RIGHTS

     Shareholders of the Series are given certain voting rights.
Each share of each Series will be given one vote, unless a different allocation of voting rights is required under applicable law for a mutual fund that is an investment medium for variable insurance products.

     Massachusetts business trust law does not require the Trust to hold annual shareholder meetings, although special meetings may be called for a specific Series, or for the Trust as a whole, for purposes such as electing or removing Trustees, changing fundamental policies, or approving a contract for investment advisory services. The Trust will be required to hold a meeting to elect Trustees to fill any existing vacancies on the Board if, at any time, fewer than a majority of the Trustees have been elected by the shareholders of the Trust. In addition, the Agreement and Declaration of Trust provides that the holders of not less than two-thirds of the outstanding shares or other voting interests of the Trust may remove a person serving as Trustee either by declaration in writing or at a meeting called for such purpose. The Trust's shares do not have cumulative voting rights. The Trustees are required to call a meeting for the purpose of considering the removal of a person serving as Trustee, if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust. The Trust is required to assist in shareholders' communications.

CUSTODIAN AND OTHER SERVICE PROVIDERS

     The Custodian for the Series is Bankers Trust Company, 280 Park Avenue, New York, New York 10017. First Data Investors Services Group of First Data Corporation, One Exchange Place, 4th Floor, Boston, MA 02109, provides administrative and portfolio accounting services for all Series.

INDEPENDENT AUDITORS

     Ernst & Young LLP, 200 Clarendon Street, Boston, MA 02116-
5072, serves as independent auditors for the Trust.

COUNSEL

     Sutherland, Asbill & Brennan LLP, 1275 Pennsylvania Avenue, NW, Washington, D.C. 20004-2440 serves as counsel to the Trust.

REGISTRATION STATEMENT

     This Statement of Additional Information and the Prospectuses do not contain all the information included in the Trust's Registration Statement filed with the Securities and Exchange Commission under the Securities Act of 1933 with respect to the securities offered by the Prospectus. Certain portions of the Registration Statement have been omitted pursuant to the rules and regulations of the Securities and Exchange Commission. The Registration Statement, including the exhibits filed therewith, may be examined at the offices of the Securities and Exchange Commission in Washington, D.C.

     Statements contained herein and in the Prospectuses as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other documents filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

FINANCIAL STATEMENTS

     The Trust's audited financial statements dated as of December 31, 1997 for all Series except The Fund For Life Series, including notes thereto, are incorporated by reference in this Statement of Additional Information from the Trust's Annual Report dated as of December 31, 1997.

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           APPENDIX 1: DESCRIPTION OF BOND RATINGS

Excerpts from Moody's Investors Service, Inc.'s ("Moody's") description of its bond ratings:

     Aaa - judged to be the best quality; they carry the smallest degree of investment risk. Aa - judged to be of high quality by all standards; together with the Aaa group, they comprise what are generally known as high grade bonds. A - possess many favorable investment attributes and are to be considered as "upper medium grade obligations." Baa - considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured; interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Ba - judged to have speculative elements; their future cannot be considered as well assured. B - generally lack characteristics of the desirable investment. Caa - are of poor standing; such issues may be in default or there may be present elements of danger with respect to principal or interest. Ca - speculative in a high degree; often in default. C - lowest rate class of bonds; regarded as having extremely poor prospects.

     Moody's also applies numerical indicators 1, 2, and 3 to rating categories. The modifier 1 indicates that the security is in the higher end of its rating category; 2 indicates a mid-range ranking; and 3 indicates a ranking toward the lower end of the category.

     Excerpts from Standard & Poor's Rating Group ("S&P") description of its bond ratings:

     AAA - highest grade obligations; capacity to pay interest and repay principal is extremely strong. AA - also qualify as high grade obligations; a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree. A - regarded as upper medium grade; they have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. BBB - regarded as having an adequate capacity to pay interest and repay principal; whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity than in higher rated categories - this group is the lowest which qualifies for commercial bank investment. BB, B, CCC, CC, C- predominately speculative with respect to capacity to pay interest and repay principal in accordance with terms of the obligation: BB indicates the lowest degree of speculation and C the highest.

S&P applies indicators "+", no character, and "-" to its rating categories. The indicators show relative standing within the major rating categories.


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